UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04008

Fidelity Investment Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2024

This report on Form N-CSR relates solely to the Registrant’s Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Diversified International Fund, Fidelity Diversified International K6 Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Discovery Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity International Discovery Fund, Fidelity International Discovery K6 Fund, Fidelity International Growth Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, Fidelity Pacific Basin Fund, Fidelity Total International Equity Fund, and Fidelity Worldwide Fund (the “Funds”).

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Total International Equity Fund Fidelity Advisor® Total International Equity Fund Class I : FTEIX

This annual shareholder report contains information about Fidelity® Total International Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 109	0.97%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an overweight in the United States and stock picks in Japan contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in materials. An underweight in consumer staples also boosted relative performance. Also bolstering our relative result were picks and an overweight in industrials, primarily within the capital goods industry.
•The top individual relative contributor was an overweight in Taiwan Semiconductor (+100%). The company was the fund's largest holding. The second-largest relative contributor was an overweight in CRH (+83%). The stock was among our largest holdings. An overweight in China Life Insurance (+65%) also contributed.
•In contrast, from a regional standpoint, stock picks in Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Also hurting our result was security selection in information technology, primarily within the technology hardware & equipment industry, and consumer staples, primarily within the consumer staples distribution & retail industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Samsung Electronics (-13%). The stock was among our biggest holdings. The second-largest relative detractor was an overweight in Wal Mart De Mexico (-21%). This period we increased our stake in Wal Mart De Mexico. An overweight in Edenred (-38%) also detracted.
•Notable changes in positioning include higher allocations to Germany and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	25.69%	8.12%	6.65%
MSCI ACWI (All Country World Index) ex USA Index	24.55%	5.95%	4.97%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$319,759,338
Number of Holdings	305
Total Advisory Fee	$2,246,403
Portfolio Turnover	33%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	23.8
Industrials	20.0
Information Technology	14.0
Materials	10.5
Consumer Discretionary	9.5
Health Care	5.5
Energy	5.0
Communication Services	4.2
Consumer Staples	3.6
Real Estate	0.3
Utilities	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	3.4
Tencent Holdings Ltd	2.5
CRH PLC	1.8
Samsung Electronics Co Ltd	1.8
SAP SE	1.6
Novo Nordisk A/S Series B	1.6
Linde PLC	1.6
ASML Holding NV	1.5
Canadian Pacific Kansas City Ltd	1.5
BAE Systems PLC	1.3
18.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

The class reduced its contractual expense cap during the reporting period.

The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913946.100    1984-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Europe Fund Fidelity Advisor® Europe Fund Class A : FHJUX

This annual shareholder report contains information about Fidelity® Europe Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 103	0.93%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks in Europe ex U.K., primarily in France, and the U.K. detracted from the fund's performance versus the MSCI Europe Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer staples. Picks and an underweight in financials, primarily within the banks industry, also hampered the fund's result. Also hurting our result was stock selection in materials.
•The biggest individual relative detractor was an overweight in Davide Campari Milano (-39%). The second-largest relative detractor was an overweight in Diageo (-16%). Not owning Schneider Electric, a benchmark component that gained roughly 71%, was another notable relative detractor.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., along with stock selection in Belgium and in Sweden, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock picks in communication services, primarily within the media & entertainment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in UCB (+165%). Although we reduced the fund's exposure to the stock, it was among the fund's biggest holdings at period end. A second notable relative contributor was an overweight in SAP (+76%). The stock was among our largest holdings, even though we trimmed the position. A non-benchmark stake in Hemnet gained 81% and notably helped.
•Notable changes in positioning include decreased exposure to France and a higher allocation to Italy. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	14.73%	4.02%	3.80%
Class A (without 5.75% sales charge)	21.73%	5.26%	4.41%
MSCI Europe Index	22.78%	7.19%	5.51%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$580,672,025
Number of Holdings	101
Total Advisory Fee	$3,255,111
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	18.9
Health Care	16.4
Industrials	14.6
Consumer Discretionary	12.3
Information Technology	11.2
Consumer Staples	8.4
Communication Services	4.7
Energy	4.4
Materials	4.1
Real Estate	1.0
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	5.6
SAP SE	3.9
ASML Holding NV	3.8
Astrazeneca PLC	3.7
Shell PLC	2.7
RELX PLC	2.5
Air Liquide SA	2.3
UCB SA	2.2
LVMH Moet Hennessy Louis Vuitton SE	2.1
UniCredit SpA	1.7
30.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913828.100    2632-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Total International Equity Fund Fidelity Advisor® Total International Equity Fund Class M : FTTEX

This annual shareholder report contains information about Fidelity® Total International Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 167	1.48%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an overweight in the United States and stock picks in Japan contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in materials. An underweight in consumer staples also boosted relative performance. Also bolstering our relative result were picks and an overweight in industrials, primarily within the capital goods industry.
•The top individual relative contributor was an overweight in Taiwan Semiconductor (+100%). The company was the fund's largest holding. The second-largest relative contributor was an overweight in CRH (+83%). The stock was among our largest holdings. An overweight in China Life Insurance (+65%) also contributed.
•In contrast, from a regional standpoint, stock picks in Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Also hurting our result was security selection in information technology, primarily within the technology hardware & equipment industry, and consumer staples, primarily within the consumer staples distribution & retail industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Samsung Electronics (-13%). The stock was among our biggest holdings. The second-largest relative detractor was an overweight in Wal Mart De Mexico (-21%). This period we increased our stake in Wal Mart De Mexico. An overweight in Edenred (-38%) also detracted.
•Notable changes in positioning include higher allocations to Germany and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	20.54%	6.83%	5.72%
Class M (without 3.50% sales charge)	24.91%	7.60%	6.10%
MSCI ACWI (All Country World Index) ex USA Index	24.55%	5.95%	4.97%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$319,759,338
Number of Holdings	305
Total Advisory Fee	$2,246,403
Portfolio Turnover	33%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	23.8
Industrials	20.0
Information Technology	14.0
Materials	10.5
Consumer Discretionary	9.5
Health Care	5.5
Energy	5.0
Communication Services	4.2
Consumer Staples	3.6
Real Estate	0.3
Utilities	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	3.4
Tencent Holdings Ltd	2.5
CRH PLC	1.8
Samsung Electronics Co Ltd	1.8
SAP SE	1.6
Novo Nordisk A/S Series B	1.6
Linde PLC	1.6
ASML Holding NV	1.5
Canadian Pacific Kansas City Ltd	1.5
BAE Systems PLC	1.3
18.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

The class reduced its contractual expense cap during the reporting period.

The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913945.100    1983-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity Advisor® International Discovery Fund Class A : FAIDX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 100	0.87%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, picks in Europe ex U.K. and Japan contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative performance, as did stock picking in consumer discretionary.
•The top individual relative contributor was our non-benchmark stake in Nvidia (+121%). This period we decreased our investment in Nvidia. A second notable relative contributor was our non-benchmark stake in Taiwan Semiconductor (+96%). The company was one of our largest holdings. Another notable relative contributor was an overweight in Hitachi (+109%), the fund's biggest holding at period end.
•In contrast, from a regional standpoint, a non-benchmark allocation to Canada and an underweight in Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in consumer staples. Security selection in financials also hampered the fund's result. Also hurting our result were stock picks and an underweight in communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The fund's non-benchmark stake in PDD returned -47% and was the largest individual relative detractor. This was a position we established this period. A second notable relative detractor was an overweight in L'Oréal (-9%), which was among the fund's biggest holdings this period. A non-benchmark stake in One97 Communications returned about -29% and notably hurt. The stock was not held at period end.
•Notable changes in positioning include increased exposure to Germany and a lower allocation to India. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	21.72%	5.28%	4.86%
Class A (without 5.75% sales charge)	29.14%	6.54%	5.48%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$9,841,033,775
Number of Holdings	142
Total Advisory Fee	$45,667,963
Portfolio Turnover	44%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	22.3
Industrials	22.0
Consumer Discretionary	14.1
Information Technology	11.8
Health Care	9.8
Materials	5.4
Consumer Staples	4.1
Communication Services	3.3
Energy	3.1
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	3.1
UniCredit SpA	2.7
Novo Nordisk A/S Series B	2.7
ASML Holding NV	2.1
Taiwan Semiconductor Manufacturing Co Ltd	2.0
Constellation Software Inc/Canada	2.0
Unilever PLC	2.0
Compass Group PLC	1.7
UCB SA	1.7
ITOCHU Corp	1.6
21.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913835.100    1397-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity® International Discovery Fund Class K : FIDKX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 58	0.51%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, picks in Europe ex U.K. and Japan contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative performance, as did stock picking in consumer discretionary.
•The top individual relative contributor was our non-benchmark stake in Nvidia (+121%). This period we decreased our investment in Nvidia. A second notable relative contributor was our non-benchmark stake in Taiwan Semiconductor (+96%). The company was one of our largest holdings. Another notable relative contributor was an overweight in Hitachi (+109%), the fund's biggest holding at period end.
•In contrast, from a regional standpoint, a non-benchmark allocation to Canada and an underweight in Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in consumer staples. Security selection in financials also hampered the fund's result. Also hurting our result were stock picks and an underweight in communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The fund's non-benchmark stake in PDD returned -47% and was the largest individual relative detractor. This was a position we established this period. A second notable relative detractor was an overweight in L'Oréal (-9%), which was among the fund's biggest holdings this period. A non-benchmark stake in One97 Communications returned about -29% and notably hurt. The stock was not held at period end.
•Notable changes in positioning include increased exposure to Germany and a lower allocation to India. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	29.64%	6.99%	5.96%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$9,841,033,775
Number of Holdings	142
Total Advisory Fee	$45,667,963
Portfolio Turnover	44%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	22.3
Industrials	22.0
Consumer Discretionary	14.1
Information Technology	11.8
Health Care	9.8
Materials	5.4
Consumer Staples	4.1
Communication Services	3.3
Energy	3.1
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	3.1
UniCredit SpA	2.7
Novo Nordisk A/S Series B	2.7
ASML Holding NV	2.1
Taiwan Semiconductor Manufacturing Co Ltd	2.0
Constellation Software Inc/Canada	2.0
Unilever PLC	2.0
Compass Group PLC	1.7
UCB SA	1.7
ITOCHU Corp	1.6
21.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913839.100    2093-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® International Capital Appreciation K6 Fund Fidelity® International Capital Appreciation K6 Fund : FAPCX

This annual shareholder report contains information about Fidelity® International Capital Appreciation K6 Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Capital Appreciation K6 Fund	$ 75	0.66%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection and an underweight in emerging markets and stock selection in Europe ex U.K. contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, market selection was the primary contributor, led by an overweight in information technology, where an overweight in semiconductors & semiconductor equipment helped most. Picks and an overweight in industrials also boosted relative performance. Also contributing to our result was a lack of exposure to the lagging energy sector.
•The fund's non-benchmark stake in Nvidia gained 221% and was the top individual relative contributor. The stock was not held at period end. A second notable relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+99%). The company was the fund's largest holding. Another notable relative contributor was an overweight in Brookfield Asset Management (+91%).
•In contrast, from a regional standpoint, security selection in Canada and an overweight in Europe ex U.K., primarily in France, detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology, primarily within the software & services industry. Also hurting our result were stock picks in consumer staples and health care.
•The biggest individual relative detractor was our stake in OBIC (-23%). A second notable relative detractor was an underweight in Shopify (+66%). An overweight in LVMH Moet Hennessy Louis Vuitton (-5%) also hurt. The stock was among our largest holdings.
•Notable changes in positioning include increased exposure to China and Japan. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples, where we liquidated all of the fund's holdings.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® International Capital Appreciation K6 Fund	29.54%	8.64%	8.99%
MSCI ACWI (All Country World Index) ex USA Index	24.55%	5.95%	5.41%
A   From May 25, 2017
Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,620,633,433
Number of Holdings	62
Total Advisory Fee	$10,484,013
Portfolio Turnover	84%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	30.5
Financials	21.2
Information Technology	18.1
Consumer Discretionary	11.5
Materials	8.7
Health Care	4.5
Communication Services	4.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	4.5
Novo Nordisk A/S Series B	2.9
Tencent Holdings Ltd	2.5
SAP SE	2.5
ASML Holding NV	2.3
LVMH Moet Hennessy Louis Vuitton SE	2.3
Schneider Electric SE	2.1
Hitachi Ltd	1.9
ABB Ltd	1.8
Keyence Corp	1.7
24.5
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913993.100    2953-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity Advisor® International Discovery Fund Class C : FCADX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 184	1.62%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, picks in Europe ex U.K. and Japan contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative performance, as did stock picking in consumer discretionary.
•The top individual relative contributor was our non-benchmark stake in Nvidia (+121%). This period we decreased our investment in Nvidia. A second notable relative contributor was our non-benchmark stake in Taiwan Semiconductor (+96%). The company was one of our largest holdings. Another notable relative contributor was an overweight in Hitachi (+109%), the fund's biggest holding at period end.
•In contrast, from a regional standpoint, a non-benchmark allocation to Canada and an underweight in Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in consumer staples. Security selection in financials also hampered the fund's result. Also hurting our result were stock picks and an underweight in communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The fund's non-benchmark stake in PDD returned -47% and was the largest individual relative detractor. This was a position we established this period. A second notable relative detractor was an overweight in L'Oréal (-9%), which was among the fund's biggest holdings this period. A non-benchmark stake in One97 Communications returned about -29% and notably hurt. The stock was not held at period end.
•Notable changes in positioning include increased exposure to Germany and a lower allocation to India. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	27.20%	5.71%	4.82%
Class C	28.20%	5.71%	4.82%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$9,841,033,775
Number of Holdings	142
Total Advisory Fee	$45,667,963
Portfolio Turnover	44%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	22.3
Industrials	22.0
Consumer Discretionary	14.1
Information Technology	11.8
Health Care	9.8
Materials	5.4
Consumer Staples	4.1
Communication Services	3.3
Energy	3.1
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	3.1
UniCredit SpA	2.7
Novo Nordisk A/S Series B	2.7
ASML Holding NV	2.1
Taiwan Semiconductor Manufacturing Co Ltd	2.0
Constellation Software Inc/Canada	2.0
Unilever PLC	2.0
Compass Group PLC	1.7
UCB SA	1.7
ITOCHU Corp	1.6
21.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913836.100    1399-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Discovery Fund Fidelity® Emerging Markets Discovery Fund : FEDDX

This annual shareholder report contains information about Fidelity® Emerging Markets Discovery Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Emerging Markets Discovery Fund	$ 107	1.00%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an underweight in Emerging Asia, primarily in India, and stock picking and an overweight in Latin America, primarily in Brazil, detracted from the fund's performance versus the MSCI Emerging Markets SMID Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result were stock picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer staples.
•The largest individual relative detractor was our stake in Pharmaron Beijing (-48%). The second-largest relative detractor was Hanon Systems (-52%). The stock was not held at period end. Another notable relative detractor was an overweight in Nanya Technology (-34%).
•In contrast, from a regional standpoint, stock selection in Africa, primarily in South Africa, and stock picks and an underweight in the Middle East, primarily in United Arab Emirates, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in communication services, primarily within the media & entertainment industry. Stock picks and an underweight in materials and stock selection and an overweight in industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in International Games System (+243%). This period we decreased our investment in the stock, which was nonetheless one of our largest holdings as of October 31. The second-largest relative contributor was a non-benchmark stake in Hindustan Aeronautics (+136%), where we decreased our investment this period. Another notable relative contributor was an overweight in Bharat Electronics (+111%).
•Notable changes in positioning include increased exposure to Taiwan and South Africa. By sector, meaningful changes in positioning include lower allocations to health care and utilities.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Emerging Markets Discovery Fund	14.38%	7.35%	5.51%
MSCI Emerging Markets SMID Cap Index	22.04%	7.42%	4.28%
MSCI Emerging Markets Index	25.33%	3.95%	3.46%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,183,237,609
Number of Holdings	111
Total Advisory Fee	$10,611,763
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	21.0
Consumer Discretionary	18.3
Financials	14.5
Information Technology	10.9
Consumer Staples	7.8
Real Estate	7.4
Health Care	4.6
Materials	4.6
Utilities	3.9
Energy	3.3
Communication Services	3.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Impala Platinum Holdings Ltd	1.8
Shriram Finance Ltd	1.4
SITC International Holdings Co Ltd	1.4
Bizlink Holding Inc	1.4
Yageo Corp	1.4
Torrent Pharmaceuticals Ltd	1.3
Mr Price Group Ltd	1.3
International Games System Co Ltd	1.3
Nien Made Enterprise Co Ltd	1.3
Coway Co Ltd	1.3
13.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913973.100    2374-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Japan Fund Fidelity® Japan Fund : FJPNX

This annual shareholder report contains information about Fidelity® Japan Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Japan Fund	$ 76	0.68%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•With that said, in March 2024, the Bank of Japan raised short-term interest rates for the first time in 17 years, ending its negative interest rate policy.
•Against this backdrop, stock selection in Japan and a non-benchmark allocation to the United States contributed to the fund's performance versus the TOPIX Total Return Index for the fiscal year.
•By sector, security selection was the primary contributor, led by industrials, where our stock picks in capital goods helped most. Stock picking in financials and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in IHI (+196%). The second-largest relative contributor was an overweight in Hitachi (+109%). The stock was among the fund's largest holdings. An overweight in Dexerials (+115%) also helped. We trimmed our stakes in all three stocks.
•In contrast, from a regional standpoint, non-benchmark allocations to emerging markets and Asia Pacific ex Japan modestly detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology, primarily within the semiconductors & semiconductor equipment industry. Security selection in energy also hampered the fund's result. Also hurting our result was an underweight in industrials, primarily within the capital goods industry.
•The largest individual relative detractor this period was avoiding Recruit Holdings, a benchmark component that gained 120%. The second-largest relative detractor was our non-benchmark stake in JTOWER (-31%). The stock was not held at period end. An overweight in TechnoPro Holdings (-4%) also hurt, and we reduced our exposure to the stock.
•By sector, meaningful changes in positioning include increased exposure to materials and industrials.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Japan Fund	23.78%	5.67%	6.39%
Tokyo Stock Price Index (TOPIX)	21.72%	5.29%	6.46%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$692,986,086
Number of Holdings	89
Total Advisory Fee	$3,522,427
Portfolio Turnover	21%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	25.1
Information Technology	18.9
Consumer Discretionary	14.7
Financials	13.4
Materials	7.8
Health Care	7.1
Communication Services	4.2
Consumer Staples	3.2
Energy	1.9
Utilities	1.9
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Sumitomo Mitsui Financial Group Inc	6.0
Hitachi Ltd	5.0
Sony Group Corp	3.8
Shin-Etsu Chemical Co Ltd	3.3
Hoya Corp	3.3
ORIX Corp	3.1
Renesas Electronics Corp	2.7
Fujitsu Ltd	2.6
FUJIFILM Holdings Corp	2.4
Denso Corp	2.3
34.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913887.100    350-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Japan Fund Fidelity Advisor® Japan Fund Class M : FJPTX

This annual shareholder report contains information about Fidelity® Japan Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 136	1.22%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•With that said, in March 2024, the Bank of Japan raised short-term interest rates for the first time in 17 years, ending its negative interest rate policy.
•Against this backdrop, stock selection in Japan and a non-benchmark allocation to the United States contributed to the fund's performance versus the TOPIX Total Return Index for the fiscal year.
•By sector, security selection was the primary contributor, led by industrials, where our stock picks in capital goods helped most. Stock picking in financials and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in IHI (+196%). The second-largest relative contributor was an overweight in Hitachi (+109%). The stock was among the fund's largest holdings. An overweight in Dexerials (+115%) also helped. We trimmed our stakes in all three stocks.
•In contrast, from a regional standpoint, non-benchmark allocations to emerging markets and Asia Pacific ex Japan modestly detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology, primarily within the semiconductors & semiconductor equipment industry. Security selection in energy also hampered the fund's result. Also hurting our result was an underweight in industrials, primarily within the capital goods industry.
•The largest individual relative detractor this period was avoiding Recruit Holdings, a benchmark component that gained 120%. The second-largest relative detractor was our non-benchmark stake in JTOWER (-31%). The stock was not held at period end. An overweight in TechnoPro Holdings (-4%) also hurt, and we reduced our exposure to the stock.
•By sector, meaningful changes in positioning include increased exposure to materials and industrials.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	18.79%	4.34%	5.37%
Class M (without 3.50% sales charge)	23.10%	5.09%	5.75%
Tokyo Stock Price Index (TOPIX)	21.72%	5.29%	6.46%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$692,986,086
Number of Holdings	89
Total Advisory Fee	$3,522,427
Portfolio Turnover	21%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	25.1
Information Technology	18.9
Consumer Discretionary	14.7
Financials	13.4
Materials	7.8
Health Care	7.1
Communication Services	4.2
Consumer Staples	3.2
Energy	1.9
Utilities	1.9
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Sumitomo Mitsui Financial Group Inc	6.0
Hitachi Ltd	5.0
Sony Group Corp	3.8
Shin-Etsu Chemical Co Ltd	3.3
Hoya Corp	3.3
ORIX Corp	3.1
Renesas Electronics Corp	2.7
Fujitsu Ltd	2.6
FUJIFILM Holdings Corp	2.4
Denso Corp	2.3
34.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee
  Operating expenses
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913884.100    2259-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Value Fund Fidelity Advisor® International Value Fund Class A : FIVMX

This annual shareholder report contains information about Fidelity® International Value Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 128	1.14%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in Japan and security selection and an overweight in the United States contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials, where our stock picks in capital goods helped most. Security selection in materials also boosted the fund's relative performance. Also contributing to our result was an overweight in financials.
•The top individual relative contributor was an overweight in Hitachi (+110%). The company was among the fund's biggest holdings. A second notable relative contributor was an overweight in Mitsubishi Heavy Industries (+162%). This was a stake we established this period. Another notable relative contributor was our non-benchmark stake in Rheinmetall (+82%). The stock was among our biggest holdings this period.
•In contrast, from a regional standpoint, stock picks in the U.K. and Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Stock picking in financials also hampered the fund's result. Also hurting our result was an overweight in energy.
•The largest individual relative detractor was an overweight in BHP (+5%). The stock was among the fund's biggest holdings. A second notable relative detractor was an overweight in GSK (-11%). This was a stake we established this period. A non-benchmark stake in Prudential returned -19% and notably hurt.
•Notable changes in positioning include decreased exposure to France and Australia. By sector, meaningful changes in positioning include lower allocations to consumer discretionary and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	16.10%	6.71%	3.96%
Class A (without 5.75% sales charge)	23.18%	7.98%	4.58%
MSCI EAFE Value Index	23.14%	6.76%	4.54%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,472,284,197
Number of Holdings	101
Total Advisory Fee	$8,618,481
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	35.1
Industrials	18.0
Materials	13.0
Energy	8.4
Consumer Discretionary	5.0
Health Care	4.7
Information Technology	4.3
Consumer Staples	3.9
Communication Services	3.0
Real Estate	0.9
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.7
Hitachi Ltd	2.8
Banco Santander SA	2.4
AXA SA	2.3
CRH PLC	2.2
BAE Systems PLC	2.1
BHP Group Ltd	2.1
Rheinmetall AG	2.1
TotalEnergies SE	2.0
Mitsubishi UFJ Financial Group Inc	2.0
23.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913937.100    1612-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Europe Fund Fidelity Advisor® Europe Fund Class Z : FIQHX

This annual shareholder report contains information about Fidelity® Europe Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 60	0.54%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks in Europe ex U.K., primarily in France, and the U.K. detracted from the fund's performance versus the MSCI Europe Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer staples. Picks and an underweight in financials, primarily within the banks industry, also hampered the fund's result. Also hurting our result was stock selection in materials.
•The biggest individual relative detractor was an overweight in Davide Campari Milano (-39%). The second-largest relative detractor was an overweight in Diageo (-16%). Not owning Schneider Electric, a benchmark component that gained roughly 71%, was another notable relative detractor.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., along with stock selection in Belgium and in Sweden, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock picks in communication services, primarily within the media & entertainment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in UCB (+165%). Although we reduced the fund's exposure to the stock, it was among the fund's biggest holdings at period end. A second notable relative contributor was an overweight in SAP (+76%). The stock was among our largest holdings, even though we trimmed the position. A non-benchmark stake in Hemnet gained 81% and notably helped.
•Notable changes in positioning include decreased exposure to France and a higher allocation to Italy. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	22.20%	5.71%	4.49%
MSCI Europe Index	22.78%	7.19%	6.49%
A   From October 2, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$580,672,025
Number of Holdings	101
Total Advisory Fee	$3,255,111
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	18.9
Health Care	16.4
Industrials	14.6
Consumer Discretionary	12.3
Information Technology	11.2
Consumer Staples	8.4
Communication Services	4.7
Energy	4.4
Materials	4.1
Real Estate	1.0
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	5.6
SAP SE	3.9
ASML Holding NV	3.8
Astrazeneca PLC	3.7
Shell PLC	2.7
RELX PLC	2.5
Air Liquide SA	2.3
UCB SA	2.2
LVMH Moet Hennessy Louis Vuitton SE	2.1
UniCredit SpA	1.7
30.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913833.100    3266-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Discovery Fund Fidelity Advisor® Emerging Markets Discovery Fund Class Z : FIQGX

This annual shareholder report contains information about Fidelity® Emerging Markets Discovery Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 99	0.92%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an underweight in Emerging Asia, primarily in India, and stock picking and an overweight in Latin America, primarily in Brazil, detracted from the fund's performance versus the MSCI Emerging Markets SMID Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result were stock picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer staples.
•The largest individual relative detractor was our stake in Pharmaron Beijing (-48%). The second-largest relative detractor was Hanon Systems (-52%). The stock was not held at period end. Another notable relative detractor was an overweight in Nanya Technology (-34%).
•In contrast, from a regional standpoint, stock selection in Africa, primarily in South Africa, and stock picks and an underweight in the Middle East, primarily in United Arab Emirates, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in communication services, primarily within the media & entertainment industry. Stock picks and an underweight in materials and stock selection and an overweight in industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in International Games System (+243%). This period we decreased our investment in the stock, which was nonetheless one of our largest holdings as of October 31. The second-largest relative contributor was a non-benchmark stake in Hindustan Aeronautics (+136%), where we decreased our investment this period. Another notable relative contributor was an overweight in Bharat Electronics (+111%).
•Notable changes in positioning include increased exposure to Taiwan and South Africa. By sector, meaningful changes in positioning include lower allocations to health care and utilities.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	14.54%	7.50%	7.25%
MSCI Emerging Markets SMID Cap Index	22.04%	7.42%	6.20%
MSCI Emerging Markets Index	25.33%	3.95%	3.83%
A   From October 2, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,183,237,609
Number of Holdings	111
Total Advisory Fee	$10,611,763
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	21.0
Consumer Discretionary	18.3
Financials	14.5
Information Technology	10.9
Consumer Staples	7.8
Real Estate	7.4
Health Care	4.6
Materials	4.6
Utilities	3.9
Energy	3.3
Communication Services	3.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Impala Platinum Holdings Ltd	1.8
Shriram Finance Ltd	1.4
SITC International Holdings Co Ltd	1.4
Bizlink Holding Inc	1.4
Yageo Corp	1.4
Torrent Pharmaceuticals Ltd	1.3
Mr Price Group Ltd	1.3
International Games System Co Ltd	1.3
Nien Made Enterprise Co Ltd	1.3
Coway Co Ltd	1.3
13.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913978.100    3265-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® Diversified International K6 Fund Fidelity® Diversified International K6 Fund : FKIDX

This annual shareholder report contains information about Fidelity® Diversified International K6 Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Diversified International K6 Fund	$ 68	0.60%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks in Japan and a non-benchmark allocation to emerging markets contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributors to performance versus the benchmark were stock picks and an overweight in industrials, primarily within the capital goods industry. Picks in materials also boosted relative performance. Also helping our relative result was an underweight in consumer staples.
•The top individual relative contributor was our non-benchmark stake in Taiwan Semiconductor Manufacturing (+124%). The stock was among our biggest holdings. A second notable relative contributor was an overweight in Hitachi (+109%). Although we trimmed our stake, the company was the fund's largest holding at period end. Another notable relative contributor was an overweight in Mitsubishi Heavy Industries (+126%). This was a stake we established this period.
•In contrast, from a regional standpoint, a non-benchmark allocation to both the United States and Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Stock picks in consumer staples also hampered the fund's result. Also detracting from our result was an overweight in energy. Lastly, the fund's position in cash detracted.
•The fund's non-benchmark stake in Schlumberger returned -20% and was the largest individual relative detractor. The stock was not held at period end. A second notable relative detractor this period was avoiding Recruit Holdings, a benchmark component that gained roughly 119%. Our stake in Pernod-Ricard (-27%) also detracted. This period we decreased our position in Pernod-Ricard.
•Notable changes in positioning include increased exposure to Germany and Switzerland. By sector, meaningful changes in positioning include decreased exposure to consumer staples and a higher allocation to industrials.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 25, 2017 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® Diversified International K6 Fund	24.70%	7.26%	6.49%
MSCI EAFE Index	23.25%	6.46%	5.77%
A   From May 25, 2017
Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,831,943,062
Number of Holdings	135
Total Advisory Fee	$28,022,546
Portfolio Turnover	37%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	24.6
Financials	22.6
Information Technology	15.6
Health Care	10.4
Materials	8.4
Consumer Discretionary	7.3
Energy	5.0
Consumer Staples	1.9
Communication Services	0.5
Real Estate	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	2.9
ASML Holding NV depository receipt	2.8
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.5
Novo Nordisk A/S Series B	2.5
SAP SE	2.4
Astrazeneca PLC	1.9
RELX PLC (Netherlands)	1.8
Wolters Kluwer NV	1.6
London Stock Exchange Group PLC	1.6
Shell PLC	1.6
21.6
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913992.100    2947-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Europe Fund Fidelity Advisor® Europe Fund Class I : FHJMX

This annual shareholder report contains information about Fidelity® Europe Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 68	0.61%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks in Europe ex U.K., primarily in France, and the U.K. detracted from the fund's performance versus the MSCI Europe Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer staples. Picks and an underweight in financials, primarily within the banks industry, also hampered the fund's result. Also hurting our result was stock selection in materials.
•The biggest individual relative detractor was an overweight in Davide Campari Milano (-39%). The second-largest relative detractor was an overweight in Diageo (-16%). Not owning Schneider Electric, a benchmark component that gained roughly 71%, was another notable relative detractor.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., along with stock selection in Belgium and in Sweden, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock picks in communication services, primarily within the media & entertainment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in UCB (+165%). Although we reduced the fund's exposure to the stock, it was among the fund's biggest holdings at period end. A second notable relative contributor was an overweight in SAP (+76%). The stock was among our largest holdings, even though we trimmed the position. A non-benchmark stake in Hemnet gained 81% and notably helped.
•Notable changes in positioning include decreased exposure to France and a higher allocation to Italy. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	22.09%	5.59%	4.77%
MSCI Europe Index	22.78%	7.19%	5.51%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$580,672,025
Number of Holdings	101
Total Advisory Fee	$3,255,111
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	18.9
Health Care	16.4
Industrials	14.6
Consumer Discretionary	12.3
Information Technology	11.2
Consumer Staples	8.4
Communication Services	4.7
Energy	4.4
Materials	4.1
Real Estate	1.0
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	5.6
SAP SE	3.9
ASML Holding NV	3.8
Astrazeneca PLC	3.7
Shell PLC	2.7
RELX PLC	2.5
Air Liquide SA	2.3
UCB SA	2.2
LVMH Moet Hennessy Louis Vuitton SE	2.1
UniCredit SpA	1.7
30.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913831.100    2636-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Fund Fidelity Advisor® International Small Cap Fund Class C : FICSX

This annual shareholder report contains information about Fidelity® International Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 224	2.06%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an underweight in emerging markets, primarily in India, and picks in the U.K. and Brazil detracted from the fund's performance versus the Fidelity International Small Cap Fund Linked Index for the fiscal year.
•By sector, security selection in financials was the largest detractor. However, picks in industrials, health care and consumer discretionary also meaningfully weighed on the fund's relative result.
•The largest individual relative detractor was our non-benchmark stake in Hypera Pharma (-35%). A non-benchmark stake in Mayr-Melnhof Karton returned roughly -24% and was the second-largest relative detractor. An overweight in Stabilus (-36%) also hurt.
•In contrast, from a regional standpoint, picks in emerging markets, primarily in Taiwan and China, contributed to the fund's relative result. In Europe ex U.K., investment choices in Germany proved rewarding.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in communication services, primarily within the media & entertainment industry. Security selection in information technology, primarily within the technology hardware & equipment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in International Games System (+238%). This period we decreased our position in International Games System. The company was among our biggest holdings. The second-largest relative contributor was our non-benchmark stake in Rheinmetall (+81%). The company was the fund's biggest holding. Another notable relative contributor was an overweight in Test Research (+131%).
•Notable changes in positioning include decreased exposure to Germany and a higher allocation to Japan and Taiwan. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer discretionary.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	16.68%	5.25%	6.12%
Class C	17.68%	5.25%	6.12%
MSCI ACWI (All Country World Index) ex USA Small Cap Index	23.90%	6.35%	5.89%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,778,290,407
Number of Holdings	197
Total Advisory Fee	$43,346,727
Portfolio Turnover	17%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	22.4
Financials	13.2
Consumer Discretionary	11.0
Consumer Staples	10.4
Information Technology	9.4
Materials	8.2
Real Estate	5.9
Health Care	5.4
Communication Services	4.8
Energy	3.7
Utilities	1.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Rheinmetall AG	1.3
Premier Foods PLC	1.2
Century Pacific Food Inc	1.1
Logista Integral SA	1.0
North West Co Inc/The	1.0
Ashtead Technology Holdings plc	1.0
Shriram Finance Ltd	0.9
RHI Magnesita NV	0.9
BayCurrent Inc	0.9
Richter Gedeon Nyrt	0.9
10.2
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913911.100    1260-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Europe Fund Fidelity Advisor® Europe Fund Class M : FHJVX

This annual shareholder report contains information about Fidelity® Europe Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 132	1.19%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks in Europe ex U.K., primarily in France, and the U.K. detracted from the fund's performance versus the MSCI Europe Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer staples. Picks and an underweight in financials, primarily within the banks industry, also hampered the fund's result. Also hurting our result was stock selection in materials.
•The biggest individual relative detractor was an overweight in Davide Campari Milano (-39%). The second-largest relative detractor was an overweight in Diageo (-16%). Not owning Schneider Electric, a benchmark component that gained roughly 71%, was another notable relative detractor.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., along with stock selection in Belgium and in Sweden, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock picks in communication services, primarily within the media & entertainment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in UCB (+165%). Although we reduced the fund's exposure to the stock, it was among the fund's biggest holdings at period end. A second notable relative contributor was an overweight in SAP (+76%). The stock was among our largest holdings, even though we trimmed the position. A non-benchmark stake in Hemnet gained 81% and notably helped.
•Notable changes in positioning include decreased exposure to France and a higher allocation to Italy. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	17.14%	4.21%	3.73%
Class M (without 3.50% sales charge)	21.39%	4.95%	4.10%
MSCI Europe Index	22.78%	7.19%	5.51%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$580,672,025
Number of Holdings	101
Total Advisory Fee	$3,255,111
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	18.9
Health Care	16.4
Industrials	14.6
Consumer Discretionary	12.3
Information Technology	11.2
Consumer Staples	8.4
Communication Services	4.7
Energy	4.4
Materials	4.1
Real Estate	1.0
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	5.6
SAP SE	3.9
ASML Holding NV	3.8
Astrazeneca PLC	3.7
Shell PLC	2.7
RELX PLC	2.5
Air Liquide SA	2.3
UCB SA	2.2
LVMH Moet Hennessy Louis Vuitton SE	2.1
UniCredit SpA	1.7
30.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913830.100    2635-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Growth Fund Fidelity® International Growth Fund : FIGFX

This annual shareholder report contains information about Fidelity® International Growth Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Growth Fund	$ 100	0.89%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks and an overweight in the United States and security selection in the U.K. contributed to the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, an underweight in consumer staples was the primary contributor. Stock selection in materials also boosted the fund's relative performance. Also helping our relative result was an overweight in industrials, primarily within the capital goods industry.
•The fund's non-benchmark stake in Taiwan Semiconductor gained 99% and was the top individual relative contributor. The stock was among our largest holdings. A second notable relative contributor was an overweight in CRH (+83%). The stock was among the fund's biggest holdings. Another notable relative contributor was our non-benchmark stake in GE Vernova (+100%). This was a position we established this period.
•In contrast, from a regional standpoint, an underweight in Asia Pacific ex Japan and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Also hurting our result was security selection in industrials, primarily within the capital goods industry, and energy. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Edenred (-38%). Not owning Schneider Electric, a benchmark component that gained  approximately 71%, was the second-largest relative detractor. Not owning Commonwealth Bank of Australia, a benchmark component that gained roughly 59%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to Germany and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to consumer staples and health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® International Growth Fund	25.41%	7.27%	7.32%
MSCI EAFE Growth Index	23.46%	5.78%	6.19%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,046,615,302
Number of Holdings	73
Total Advisory Fee	$43,926,728
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	31.9
Information Technology	19.7
Financials	16.0
Materials	10.7
Consumer Discretionary	10.3
Health Care	6.1
Consumer Staples	1.1
Energy	0.7
Communication Services	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
SAP SE	5.3
Novo Nordisk A/S Series B	5.1
ASML Holding NV	4.8
Safran SA	4.0
CRH PLC	3.9
Linde PLC	3.8
Atlas Copco AB A Shares	3.4
Taiwan Semiconductor Manufacturing Co Ltd	3.3
Recruit Holdings Co Ltd	3.0
LVMH Moet Hennessy Louis Vuitton SE	2.7
39.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913948.100    1979-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® China Region Fund Fidelity Advisor® China Region Fund Class Z : FIQFX

This annual shareholder report contains information about Fidelity® China Region Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 90	0.77%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•After trailing for most of the period, stocks in the China region got a boost in September from the Chinese government's announcement of aggressive monetary stimulus measures.
•Against this backdrop, picks in Taiwan had, by far, the biggest positive impact on the fund's performance versus the MSCI Golden Dragon (Net MA) Index for the fiscal year.
•By sector, security selection in information technology was the primary contributor, where our stock picks in semiconductors & semiconductor equipment helped most. Stock picks in materials and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Taiwan Semiconductor (+101%). The stock was the fund's biggest holding. A non-benchmark stake in Sea gained roughly 118% and was a second notable relative contributor. An overweight in Trip.com (+89%) also contributed. The stock was among our largest holdings.
•In contrast, from a geographical standpoint, an underweight in Taiwan, stock selection in Hong Kong and non-benchmark exposure to South Korea detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials, primarily within the insurance industry. Stock selection and an overweight in health care also hampered the fund's result, as did picks in energy. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in NetEase (-25%). The company was among our largest holdings this period. The second-largest relative detractor was our non-benchmark stake in Samsung Electronics (-10%). Another notable relative detractor was our stake in Asymchem Laboratories (-54%), which was not held by the fund at period end.
•Notable changes in positioning include increased exposure to Taiwan and a lower allocation to Hong Kong. By sector, meaningful changes in positioning include lower allocations to health care and consumer staples.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	33.34%	6.37%	7.10%
MSCI Golden Dragon Index	32.29%	3.79%	3.85%
MSCI Emerging Markets Index	25.33%	3.95%	3.83%
A   From October 2, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,209,670,065
Number of Holdings	86
Total Advisory Fee	$8,069,000
Portfolio Turnover	30%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	31.3
Consumer Discretionary	23.9
Communication Services	13.8
Financials	13.1
Industrials	4.2
Health Care	3.3
Materials	3.2
Consumer Staples	2.6
Real Estate	1.0
Energy	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	22.8
Tencent Holdings Ltd	10.3
Alibaba Group Holding Ltd	5.5
Meituan B Shares	4.0
PDD Holdings Inc Class A ADR	3.4
China Construction Bank Corp H Shares	3.1
AIA Group Ltd	3.0
Hon Hai Precision Industry Co Ltd	2.4
Zijin Mining Group Co Ltd H Shares	2.1
JD.com Inc A Shares	1.5
58.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913893.100    3264-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Fund Fidelity® Emerging Markets Fund Class K : FKEMX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 84	0.74%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, a non-benchmark allocation to developed markets - especially the U.S. - and stock picks in Taiwan contributed to the fund's performance versus the MSCI Emerging Markets (Net MA) Index for the fiscal year.
•By sector, the biggest contributors to performance versus the benchmark were stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. An underweight in materials also boosted the fund's relative performance. Also bolstering our relative result was stock picking in consumer discretionary.
•The fund's non-benchmark stake in Nvidia gained 223% and was the top individual relative contributor. This period we decreased our investment in Nvidia. The stock was among our largest holdings. A second notable relative contributor was our non-benchmark stake in International Games System (+242%). This period we decreased our investment in International Games System. An overweight in Taiwan Semiconductor Manufacturing (+99%) also helped. The stock was the fund's largest holding.
•In contrast, from a geographical standpoint, stock picks in India and South Korea detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Also hurting our result were picks and overweights in consumer staples and health care.
•The largest individual relative detractor was an underweight in Alibaba (+23%). The stock was not held at period end. The second-largest relative detractor was an overweight in Kweichow Moutai (-4%). The company was among the fund's largest holdings this period. Another notable relative detractor this period was avoiding Hon Hai Precision Industry, a benchmark component that gained approximately 128%.
•Notable changes in positioning include decreased exposure to India and Saudi Arabia, and a higher allocation to China and Taiwan. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	26.20%	6.26%	6.24%
MSCI Emerging Markets Index	25.33%	3.95%	3.46%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$8,930,817,606
Number of Holdings	86
Total Advisory Fee	$66,535,420
Portfolio Turnover	46%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.4
Financials	17.2
Consumer Discretionary	12.9
Industrials	9.5
Communication Services	9.3
Energy	6.2
Consumer Staples	5.4
Health Care	5.3
Materials	2.0
Utilities	1.7
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.6
NVIDIA Corp	4.0
Meituan B Shares	3.1
PDD Holdings Inc Class A ADR	3.1
Samsung Electronics Co Ltd	3.0
Bank Central Asia Tbk PT	2.9
HDFC Bank Ltd	2.6
SK Hynix Inc	2.2
JD.com Inc ADR	2.1
43.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity® Latin America Fund merged into Fidelity® Emerging Markets Fund on September 13, 2024.
The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913858.100    2084-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Capital Appreciation Fund Fidelity® International Capital Appreciation Fund : FIVFX

This annual shareholder report contains information about Fidelity® International Capital Appreciation Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Capital Appreciation Fund	$ 98	0.86%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection and an underweight in emerging markets and stock selection in Europe ex U.K. contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, market selection was the primary contributor, led by an overweight in information technology, where an overweight in semiconductors & semiconductor equipment helped most. Picks and an overweight in industrials also boosted relative performance. Also contributing to our result was a lack of exposure to the lagging energy sector.
•The fund's non-benchmark stake in Nvidia gained 221% and was the top individual relative contributor. The stock was not held at period end. A second notable relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+99%). The company was the fund's largest holding. Another notable relative contributor was an overweight in Brookfield Asset Management (+91%).
•In contrast, from a regional standpoint, security selection in Canada and an overweight in Europe ex U.K., primarily in France, detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology, primarily within the software & services industry. Also hurting our result were stock picks in consumer staples and health care.
•The biggest individual relative detractor was our stake in OBIC (-23%). A second notable relative detractor was an underweight in Shopify (+66%). An overweight in LVMH Moet Hennessy Louis Vuitton (-5%) also hurt. The stock was among our largest holdings.
•Notable changes in positioning include increased exposure to China and Japan. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples, where we liquidated all of the fund's holdings.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® International Capital Appreciation Fund	29.27%	8.38%	8.36%
MSCI ACWI (All Country World Index) ex USA Index	24.55%	5.95%	4.97%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$3,596,498,901
Number of Holdings	62
Total Advisory Fee	$41,870,301
Portfolio Turnover	78%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	31.0
Financials	21.7
Information Technology	18.3
Consumer Discretionary	11.4
Materials	8.8
Health Care	4.5
Communication Services	4.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	4.5
Novo Nordisk A/S Series B	2.9
SAP SE	2.5
Tencent Holdings Ltd	2.4
ASML Holding NV	2.3
LVMH Moet Hennessy Louis Vuitton SE	2.3
Schneider Electric SE	2.1
Hitachi Ltd	1.9
ABB Ltd	1.8
Keyence Corp	1.7
24.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913868.100    335-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Equity Income Fund Fidelity Advisor® Global Equity Income Fund Class M : FGEGX

This annual shareholder report contains information about Fidelity® Global Equity Income Fund for the period October 18, 2024 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M A	$ 5	1.31%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in the United States and picks and an overweight in the U.K. detracted from the fund's performance versus the MSCI All Country World Index (Net MA) for the fiscal year.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Also hurting our result was stock selection in consumer discretionary and communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor this period was avoiding Nvidia, a benchmark component that gained about 226%. Not owning Meta Platforms, a benchmark component that gained  89%, was the second-largest relative detractor. An overweight in Dollar Tree (-41%) also hurt.
•In contrast, from a regional standpoint, an underweight in emerging markets and picks in Europe ex U.K., primarily in Germany, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. Stock picks in utilities and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative result.
•The top individual relative contributor was an overweight in Vistra (+290%). The second-largest relative contributor was an overweight in Taiwan Semiconductor (+97%), which was among the largest holdings. Another notable relative contributor was an overweight in Rheinmetall (+82%), also among the biggest holdings.
•Notable changes in positioning include a lower allocation to France. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$257,697,453
Number of Holdings	153
Total Advisory Fee	$1,240,182
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	20.5
Financials	13.5
Industrials	12.1
Health Care	11.8
Consumer Discretionary	9.4
Consumer Staples	8.8
Communication Services	6.2
Energy	4.8
Utilities	4.6
Materials	4.3
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	5.4
Microsoft Corp	4.6
Taiwan Semiconductor Manufacturing Co Ltd	2.7
Rheinmetall AG	2.2
NXP Semiconductors NV	2.0
JPMorgan Chase & Co	1.7
Linde PLC	1.5
Eli Lilly & Co	1.4
UnitedHealth Group Inc	1.4
AbbVie Inc	1.4
24.3
How has the Fund changed?

This is a summary of certain changes to the Fund since October 18, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Global Equity Income Fund merged into Fidelity® Global Equity Income Fund on October 25, 2024.	The fund changed its investment objective from non-fundamental to fundamental effective July 26, 2024.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918442.100    7767-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Opportunities Fund Fidelity® International Small Cap Opportunities Fund : FSCOX

This annual shareholder report contains information about Fidelity® International Small Cap Opportunities Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Small Cap Opportunities Fund	$ 111	0.98%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in Europe ex U.K. and a non-benchmark allocation to the United States contributed to the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within communication services, where our picks in media & entertainment helped most. Stock selection and an overweight in industrials, primarily within the capital goods industry, and security selection and an underweight in consumer discretionary also boosted the fund's relative performance.
•The fund's non-benchmark stake in Lagercrantz gained 116% and was the top individual relative contributor. The stock was the fund's largest holding. The second-largest relative contributor was an overweight in Addtech (+91%). The company was among the fund's largest holdings. A non-benchmark stake in Kongsberg Gruppen gained approximately 158% and notably helped. The stock was one of the fund's biggest holdings this period.
•In contrast, from a regional standpoint, stock selection in the U.K. and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was an underweight in financials. Also hurting our result was security selection in health care and consumer staples. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Spectris (-11%). The stock was one of our biggest holdings. The second-largest relative detractor was our non-benchmark stake in Richelieu Hardware (-11%). An overweight in SHO-BOND Holdings (-7%) also detracted.
•Notable changes in positioning include a higher allocation to Europe. By sector, meaningful changes in positioning include higher allocations to multi-sector holdings and materials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® International Small Cap Opportunities Fund	26.39%	5.72%	7.17%
MSCI EAFE Small Cap Index	23.20%	4.27%	5.90%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,271,531,943
Number of Holdings	111
Total Advisory Fee	$10,572,915
Portfolio Turnover	27%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	30.2
Information Technology	19.8
Consumer Discretionary	10.2
Communication Services	9.3
Financials	6.5
Health Care	5.1
Materials	4.3
Consumer Staples	3.3
Real Estate	2.4
Energy	1.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	5.1
iShares MSCI EAFE Small-Cap ETF	4.8
CTS Eventim AG & Co KGaA	4.1
AddTech AB B Shares	4.1
Azbil Corp	3.2
Morningstar Inc	2.7
Spectris PLC	2.6
Interpump Group SpA	2.4
Aalberts NV	2.2
Howden Joinery Group PLC	2.0
33.2
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913934.100    1504-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Total International Equity Fund Fidelity Advisor® Total International Equity Fund Class Z : FIEZX

This annual shareholder report contains information about Fidelity® Total International Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 95	0.85%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an overweight in the United States and stock picks in Japan contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in materials. An underweight in consumer staples also boosted relative performance. Also bolstering our relative result were picks and an overweight in industrials, primarily within the capital goods industry.
•The top individual relative contributor was an overweight in Taiwan Semiconductor (+100%). The company was the fund's largest holding. The second-largest relative contributor was an overweight in CRH (+83%). The stock was among our largest holdings. An overweight in China Life Insurance (+65%) also contributed.
•In contrast, from a regional standpoint, stock picks in Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Also hurting our result was security selection in information technology, primarily within the technology hardware & equipment industry, and consumer staples, primarily within the consumer staples distribution & retail industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Samsung Electronics (-13%). The stock was among our biggest holdings. The second-largest relative detractor was an overweight in Wal Mart De Mexico (-21%). This period we increased our stake in Wal Mart De Mexico. An overweight in Edenred (-38%) also detracted.
•Notable changes in positioning include higher allocations to Germany and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and energy.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 1, 2017 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	25.73%	8.29%	8.66%
MSCI ACWI (All Country World Index) ex USA Index	24.55%	5.95%	6.51%
A   From February 1, 2017
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$319,759,338
Number of Holdings	305
Total Advisory Fee	$2,246,403
Portfolio Turnover	33%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	23.8
Industrials	20.0
Information Technology	14.0
Materials	10.5
Consumer Discretionary	9.5
Health Care	5.5
Energy	5.0
Communication Services	4.2
Consumer Staples	3.6
Real Estate	0.3
Utilities	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	3.4
Tencent Holdings Ltd	2.5
CRH PLC	1.8
Samsung Electronics Co Ltd	1.8
SAP SE	1.6
Novo Nordisk A/S Series B	1.6
Linde PLC	1.6
ASML Holding NV	1.5
Canadian Pacific Kansas City Ltd	1.5
BAE Systems PLC	1.3
18.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

The class reduced its contractual expense cap during the reporting period.

The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913947.100    2892-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Overseas Fund Fidelity® Overseas Fund Class K : FOSKX

This annual shareholder report contains information about Fidelity® Overseas Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 71	0.63%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in the U.K. and Japan contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, market selection was the primary contributor, led by an underweights in energy and consumer staples. Stock picks and an overweight in industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Mitsubishi Heavy Industries (+156%). This was a stake we established this period. The second-largest relative contributor was an overweight in Tokio Marine Holdings (+70%). Although we reduced the fund's stake, the company was one of our largest holdings. Another notable relative contributor was our non-benchmark stake in Taiwan Semiconductor Manufacturing (+101%).
•In contrast, from a regional standpoint, stock selection in the United States and underweights in Japan and Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in consumer staples. Also hurting our result were stock picks in consumer discretionary, primarily within the consumer durables & apparel industry. Choices in information technology, primarily within the software & services industry, also hurt. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was our stake in Diageo (-11%). The stock was not held at period end. A non-benchmark stake in Alten returned approximately -27% and was the second-largest relative detractor. Our overweight stake in Sony Group (+1%) also hurt. The stock was not held at period end.
•Notable changes in positioning include increased exposure to Japan and the United States, and a lower allocation to Sweden. By sector, meaningful changes in positioning include decreased exposure to consumer staples and energy, and a higher allocation to industrials and materials.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	26.04%	7.50%	7.47%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,293,832,474
Number of Holdings	93
Total Advisory Fee	$53,545,452
Portfolio Turnover	35%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	25.5
Financials	22.8
Information Technology	16.2
Health Care	13.4
Materials	9.4
Consumer Discretionary	7.1
Consumer Staples	2.3
Communication Services	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	3.0
SAP SE	3.0
ASML Holding NV	3.0
Hitachi Ltd	2.3
RELX PLC	2.2
Astrazeneca PLC	2.2
Safran SA	2.1
Compass Group PLC	2.1
Wolters Kluwer NV	2.0
London Stock Exchange Group PLC	1.9
23.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913805.100    2099-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Diversified International Fund Fidelity® Diversified International Fund Class K : FDIKX

This annual shareholder report contains information about Fidelity® Diversified International Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class K	$ 56	0.50%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks in Japan and a non-benchmark allocation to emerging markets contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributors to performance versus the benchmark were picks and an overweight in industrials, primarily within the capital goods industry. Picks in materials also boosted relative performance. Also helping our relative result was an underweight in consumer staples.
•The top individual relative contributor was our non-benchmark stake in Taiwan Semiconductor Manufacturing (+124%). The stock was among our biggest holdings. A second notable relative contributor was an overweight in Hitachi (+109%). Although we trimmed our stake, the company was the fund's largest holding at period end. Another notable relative contributor was an overweight in Mitsubishi Heavy Industries (+127%). This was a stake we established this period.
•In contrast, from a regional standpoint, a non-benchmark allocation to both the United States and Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Stock picks in consumer staples also hampered the fund's result. Also detracting from our result was an overweight in energy. Lastly, the fund's position in cash detracted.
•The fund's non-benchmark stake in Schlumberger returned -20% and was the largest individual relative detractor. The stock was not held at period end. A non-benchmark stake in HDFC Bank gained 18% and was a second notable relative detractor. We reduced the position. Our stake in Pernod-Ricard (-27%) also detracted. This period we decreased our position in Pernod-Ricard.
•Notable changes in positioning include increased exposure to Germany and Switzerland. By sector, meaningful changes in positioning include decreased exposure to consumer staples and a higher allocation to industrials.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class K	24.97%	7.04%	6.15%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$11,018,162,405
Number of Holdings	134
Total Advisory Fee	$55,332,153
Portfolio Turnover	35%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	24.2
Financials	22.5
Information Technology	15.6
Health Care	10.3
Materials	8.3
Consumer Discretionary	7.2
Energy	4.9
Consumer Staples	1.8
Communication Services	0.5
Real Estate	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	2.8
ASML Holding NV depository receipt	2.7
Novo Nordisk A/S Series B	2.5
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.4
SAP SE	2.4
Astrazeneca PLC	1.8
RELX PLC (Netherlands)	1.8
Wolters Kluwer NV	1.6
London Stock Exchange Group PLC	1.6
Shell PLC	1.5
21.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-835-5092  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913865.100    2082-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Canada Fund Fidelity Advisor® Canada Fund Class C : FCCNX

This annual shareholder report contains information about Fidelity® Canada Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 235	2.09%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in Canada's materials sector, and stock selection and an underweight in financials, primarily within the banking industry, detracted most from the fund's performance versus the S&P/TSX Composite Index for the fiscal year.
•The largest individual relative detractor was an overweight in Alimentation Couche-Tard (-3%). The stock was among the fund's largest holdings. Not owning Canadian Imperial Bank of Commerce, a benchmark component that gained 87%, was the second-largest relative detractor. An overweight in Canadian Pacific Kansas City Limited (+9%) - another of the fund's largest holdings - also hurt.
•By sector, the biggest contributors to performance versus the benchmark were picks and an overweight in information technology, primarily within the software & services industry. Stock choices in consumer discretionary and communication services also boosted the fund's relative performance.
•The top individual relative contributor this period was avoiding BCE, a benchmark component that returned about -6%. Not owning Cenovus Energy, a benchmark component that returned -13%, was the second-largest relative contributor. An overweight in Brookfield Asset Management (+91%) also helped.
•By sector, meaningful changes in positioning include increased exposure to information technology.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	24.19%	9.44%	5.35%
Class C	25.19%	9.44%	5.35%
S&P/TSX Composite Index	31.52%	10.03%	6.13%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$942,476,918
Number of Holdings	63
Total Advisory Fee	$8,782,874
Portfolio Turnover	8%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	27.5
Energy	17.5
Industrials	13.0
Information Technology	11.1
Materials	11.1
Consumer Staples	8.6
Consumer Discretionary	7.0
Communication Services	2.8
Health Care	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Royal Bank of Canada	8.6
Canadian Pacific Kansas City Ltd	5.7
Constellation Software Inc/Canada	5.6
Alimentation Couche-Tard Inc	4.9
Canadian Natural Resources Ltd	4.8
PrairieSky Royalty Ltd	4.0
Franco-Nevada Corp	3.8
Suncor Energy Inc	3.5
Dollarama Inc	3.5
Shopify Inc Class A	3.4
47.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913845.100    1858-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Growth Fund Fidelity Advisor® International Growth Fund Class I : FIIIX

This annual shareholder report contains information about Fidelity® International Growth Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 104	0.92%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks and an overweight in the United States and security selection in the U.K. contributed to the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, an underweight in consumer staples was the primary contributor. Stock selection in materials also boosted the fund's relative performance. Also helping our relative result was an overweight in industrials, primarily within the capital goods industry.
•The fund's non-benchmark stake in Taiwan Semiconductor gained 99% and was the top individual relative contributor. The stock was among our largest holdings. A second notable relative contributor was an overweight in CRH (+83%). The stock was among the fund's biggest holdings. Another notable relative contributor was our non-benchmark stake in GE Vernova (+100%). This was a position we established this period.
•In contrast, from a regional standpoint, an underweight in Asia Pacific ex Japan and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Also hurting our result was security selection in industrials, primarily within the capital goods industry, and energy. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Edenred (-38%). Not owning Schneider Electric, a benchmark component that gained  approximately 71%, was the second-largest relative detractor. Not owning Commonwealth Bank of Australia, a benchmark component that gained roughly 59%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to Germany and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to consumer staples and health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	25.34%	7.25%	7.33%
MSCI EAFE Growth Index	23.46%	5.78%	6.19%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,046,615,302
Number of Holdings	73
Total Advisory Fee	$43,926,728
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	31.9
Information Technology	19.7
Financials	16.0
Materials	10.7
Consumer Discretionary	10.3
Health Care	6.1
Consumer Staples	1.1
Energy	0.7
Communication Services	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
SAP SE	5.3
Novo Nordisk A/S Series B	5.1
ASML Holding NV	4.8
Safran SA	4.0
CRH PLC	3.9
Linde PLC	3.8
Atlas Copco AB A Shares	3.4
Taiwan Semiconductor Manufacturing Co Ltd	3.3
Recruit Holdings Co Ltd	3.0
LVMH Moet Hennessy Louis Vuitton SE	2.7
39.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913952.100    1989-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Equity Income Fund Fidelity® Global Equity Income Fund : FGILX

This annual shareholder report contains information about Fidelity® Global Equity Income Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Global Equity Income Fund	$ 105	0.92%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in the United States and picks and an overweight in the U.K. detracted from the fund's performance versus the MSCI All Country World Index (Net MA) for the fiscal year.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Also hurting our result was stock selection in consumer discretionary and communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor this period was avoiding Nvidia, a benchmark component that gained about 226%. Not owning Meta Platforms, a benchmark component that gained  89%, was the second-largest relative detractor. An overweight in Dollar Tree (-41%) also hurt.
•In contrast, from a regional standpoint, an underweight in emerging markets and picks in Europe ex U.K., primarily in Germany, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. Stock picks in utilities and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative result.
•The top individual relative contributor was an overweight in Vistra (+290%). The second-largest relative contributor was an overweight in Taiwan Semiconductor (+97%), which was among the largest holdings. Another notable relative contributor was an overweight in Rheinmetall (+82%), also among the biggest holdings.
•Notable changes in positioning include a lower allocation to France. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Global Equity Income Fund	27.18%	10.85%	8.97%
MSCI ACWI (All Country World Index) Index	33.23%	11.46%	9.47%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$257,697,453
Number of Holdings	153
Total Advisory Fee	$1,240,182
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	20.5
Financials	13.5
Industrials	12.1
Health Care	11.8
Consumer Discretionary	9.4
Consumer Staples	8.8
Communication Services	6.2
Energy	4.8
Utilities	4.6
Materials	4.3
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	5.4
Microsoft Corp	4.6
Taiwan Semiconductor Manufacturing Co Ltd	2.7
Rheinmetall AG	2.2
NXP Semiconductors NV	2.0
JPMorgan Chase & Co	1.7
Linde PLC	1.5
Eli Lilly & Co	1.4
UnitedHealth Group Inc	1.4
AbbVie Inc	1.4
24.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
Fidelity Advisor® Global Equity Income Fund merged into Fidelity® Global Equity Income Fund on October 25, 2024.
The fund changed its investment objective from non-fundamental to fundamental effective July 26, 2024.	The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913979.100    2406-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Canada Fund Fidelity Advisor® Canada Fund Class M : FTCNX

This annual shareholder report contains information about Fidelity® Canada Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 179	1.58%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in Canada's materials sector, and stock selection and an underweight in financials, primarily within the banking industry, detracted most from the fund's performance versus the S&P/TSX Composite Index for the fiscal year.
•The largest individual relative detractor was an overweight in Alimentation Couche-Tard (-3%). The stock was among the fund's largest holdings. Not owning Canadian Imperial Bank of Commerce, a benchmark component that gained 87%, was the second-largest relative detractor. An overweight in Canadian Pacific Kansas City Limited (+9%) - another of the fund's largest holdings - also hurt.
•By sector, the biggest contributors to performance versus the benchmark were picks and an overweight in information technology, primarily within the software & services industry. Stock choices in consumer discretionary and communication services also boosted the fund's relative performance.
•The top individual relative contributor this period was avoiding BCE, a benchmark component that returned about -6%. Not owning Cenovus Energy, a benchmark component that returned -13%, was the second-largest relative contributor. An overweight in Brookfield Asset Management (+91%) also helped.
•By sector, meaningful changes in positioning include increased exposure to information technology.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	21.39%	9.20%	5.31%
Class M (without 3.50% sales charge)	25.80%	9.98%	5.68%
S&P/TSX Composite Index	31.52%	10.03%	6.13%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$942,476,918
Number of Holdings	63
Total Advisory Fee	$8,782,874
Portfolio Turnover	8%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	27.5
Energy	17.5
Industrials	13.0
Information Technology	11.1
Materials	11.1
Consumer Staples	8.6
Consumer Discretionary	7.0
Communication Services	2.8
Health Care	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Royal Bank of Canada	8.6
Canadian Pacific Kansas City Ltd	5.7
Constellation Software Inc/Canada	5.6
Alimentation Couche-Tard Inc	4.9
Canadian Natural Resources Ltd	4.8
PrairieSky Royalty Ltd	4.0
Franco-Nevada Corp	3.8
Suncor Energy Inc	3.5
Dollarama Inc	3.5
Shopify Inc Class A	3.4
47.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913846.100    1859-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Fund Fidelity® International Small Cap Fund : FISMX

This annual shareholder report contains information about Fidelity® International Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Small Cap Fund	$ 114	1.04%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an underweight in emerging markets, primarily in India, and picks in the U.K. and Brazil detracted from the fund's performance versus the Fidelity International Small Cap Fund Linked Index for the fiscal year.
•By sector, security selection in financials was the largest detractor. However, picks in industrials, health care and consumer discretionary also meaningfully weighed on the fund's relative result.
•The largest individual relative detractor was our non-benchmark stake in Hypera Pharma (-35%). A non-benchmark stake in Mayr-Melnhof Karton returned roughly -24% and was the second-largest relative detractor. An overweight in Stabilus (-36%) also hurt.
•In contrast, from a regional standpoint, picks in emerging markets, primarily in Taiwan and China, contributed to the fund's relative result. In Europe ex U.K., investment choices in Germany proved rewarding.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in communication services, primarily within the media & entertainment industry. Security selection in information technology, primarily within the technology hardware & equipment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in International Games System (+238%). This period we decreased our position in International Games System. The company was among our biggest holdings. The second-largest relative contributor was our non-benchmark stake in Rheinmetall (+81%). The company was the fund's biggest holding. Another notable relative contributor was an overweight in Test Research (+131%).
•Notable changes in positioning include decreased exposure to Germany and a higher allocation to Japan and Taiwan. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer discretionary.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® International Small Cap Fund	18.93%	6.35%	7.07%
MSCI ACWI (All Country World Index) ex USA Small Cap Index	23.90%	6.35%	5.89%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,778,290,407
Number of Holdings	197
Total Advisory Fee	$43,346,727
Portfolio Turnover	17%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	22.4
Financials	13.2
Consumer Discretionary	11.0
Consumer Staples	10.4
Information Technology	9.4
Materials	8.2
Real Estate	5.9
Health Care	5.4
Communication Services	4.8
Energy	3.7
Utilities	1.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Rheinmetall AG	1.3
Premier Foods PLC	1.2
Century Pacific Food Inc	1.1
Logista Integral SA	1.0
North West Co Inc/The	1.0
Ashtead Technology Holdings plc	1.0
Shriram Finance Ltd	0.9
RHI Magnesita NV	0.9
BayCurrent Inc	0.9
Richter Gedeon Nyrt	0.9
10.2
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913915.100    818-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Worldwide Fund Fidelity Advisor® Worldwide Fund Class M : FWTFX

This annual shareholder report contains information about Fidelity® Worldwide Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 150	1.24%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, by region, security selection in the United States was the primary contributor to the fund's performance versus the MSCI World Index for the fiscal year.
•By sector, security selection was the primary contributor, especially within consumer discretionary. Stock picking in information technology, primarily within the semiconductors & semiconductor equipment industry, and industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+219%). We decreased our position in Nvidia during the period, but the company was the fund's largest holding at period end. The second-largest relative contributor was an overweight in Constellation Energy (+138%). This period we increased our investment in the stock. An overweight in Meta Platforms (+89%), which was one of the fund's largest holdings, also helped.
•In contrast, from a regional standpoint, an overweight in emerging markets, and stock selection and an overweight in the U.K., detracted from the fund's relative result.
•By sector, the biggest detractors from performance versus the benchmark were stock picking and an underweight in financials. Also modestly hurting our result were overweights in consumer discretionary, primarily within the consumer durables & apparel industry, and information technology.
•The biggest individual relative detractor was a stake in Jabil (-8%). The stock was not held at period end. The second-largest relative detractor was an overweight in Coinbase Global (-25%). This was a position we established this period. An overweight in Oracle (+8%) also hurt. We notably decreased our stake in Oracle by period end.
•Notable changes in positioning by region include a lower allocation to Japan. By sector, meaningful changes in positioning include decreased exposure to energy and a higher allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	37.69%	12.75%	10.38%
Class M (without 3.50% sales charge)	42.69%	13.55%	10.77%
MSCI World Index	34.17%	12.46%	10.24%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$3,143,670,063
Number of Holdings	189
Total Advisory Fee	$19,608,125
Portfolio Turnover	108%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.6
Consumer Discretionary	16.6
Industrials	16.3
Financials	14.4
Communication Services	10.4
Health Care	8.5
Energy	3.1
Utilities	2.4
Real Estate	2.2
Consumer Staples	2.0
Materials	1.9

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	5.6
Meta Platforms Inc Class A	4.7
Microsoft Corp	4.1
Apple Inc	3.8
Modine Manufacturing Co	3.1
Eli Lilly & Co	3.1
Amazon.com Inc	2.7
Fiserv Inc	2.5
Alphabet Inc Class A	2.4
Deckers Outdoor Corp	2.4
34.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913854.100    2146-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Fund Fidelity Advisor® Emerging Markets Fund Class Z : FZEMX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 83	0.74%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, a non-benchmark allocation to developed markets - especially the U.S. - and stock picks in Taiwan contributed to the fund's performance versus the MSCI Emerging Markets (Net MA) Index for the fiscal year.
•By sector, the biggest contributors to performance versus the benchmark were stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. An underweight in materials also boosted the fund's relative performance. Also bolstering our relative result was stock picking in consumer discretionary.
•The fund's non-benchmark stake in Nvidia gained 223% and was the top individual relative contributor. This period we decreased our investment in Nvidia. The stock was among our largest holdings. A second notable relative contributor was our non-benchmark stake in International Games System (+242%). This period we decreased our investment in International Games System. An overweight in Taiwan Semiconductor Manufacturing (+99%) also helped. The stock was the fund's largest holding.
•In contrast, from a geographical standpoint, stock picks in India and South Korea detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Also hurting our result were picks and overweights in consumer staples and health care.
•The largest individual relative detractor was an underweight in Alibaba (+23%). The stock was not held at period end. The second-largest relative detractor was an overweight in Kweichow Moutai (-4%). The company was among the fund's largest holdings this period. Another notable relative detractor this period was avoiding Hon Hai Precision Industry, a benchmark component that gained approximately 128%.
•Notable changes in positioning include decreased exposure to India and Saudi Arabia, and a higher allocation to China and Taiwan. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2021 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class Z	26.20%	-2.26%
MSCI Emerging Markets Index	25.33%	-2.26%
A   From May 11, 2021
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$8,930,817,606
Number of Holdings	86
Total Advisory Fee	$66,535,420
Portfolio Turnover	46%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.4
Financials	17.2
Consumer Discretionary	12.9
Industrials	9.5
Communication Services	9.3
Energy	6.2
Consumer Staples	5.4
Health Care	5.3
Materials	2.0
Utilities	1.7
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.6
NVIDIA Corp	4.0
Meituan B Shares	3.1
PDD Holdings Inc Class A ADR	3.1
Samsung Electronics Co Ltd	3.0
Bank Central Asia Tbk PT	2.9
HDFC Bank Ltd	2.6
SK Hynix Inc	2.2
JD.com Inc ADR	2.1
43.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity® Latin America Fund merged into Fidelity® Emerging Markets Fund on September 13, 2024.
The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913864.100    6359-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Nordic Fund Fidelity® Nordic Fund : FNORX

This annual shareholder report contains information about Fidelity® Nordic Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Nordic Fund	$ 98	0.88%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in Europe ex U.K., primarily in Denmark, detracted from the fund's performance versus the FTSE Capped Nordic Index for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer staples. Also hurting our result was stock picking in health care and communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor this period was avoiding Ericsson, a benchmark component that gained roughly 94%. A second notable relative detractor this period was avoiding Volvo, a benchmark component that gained approximately 39%. An overweight in Equinor (-22%) also detracted. The company was one of our largest holdings this period.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K. and a non-benchmark allocation to the United States contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Picks in information technology, primarily within the technology hardware & equipment industry, also boosted relative performance. Also bolstering our relative result was an overweight in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry.
•The top individual relative contributor was our non-benchmark stake in Lagercrantz Group (+116%). The second-largest relative contributor was an overweight in Kongsberg Gruppen (+158%), and we reduced exposure to the stock. A non-benchmark stake in Hemnet Group gained approximately 82% and notably helped. The company was one of the fund's largest holdings.
•Notable changes in positioning include increased exposure to Norway and a lower allocation to Denmark. By sector, meaningful changes in positioning include increased exposure to information technology and a lower allocation to energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Nordic Fund	22.47%	11.99%	8.46%
FTSE® Capped Nordic Index	23.81%	11.24%	7.72%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$332,594,164
Number of Holdings	49
Total Advisory Fee	$2,652,231
Portfolio Turnover	21%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	29.7
Health Care	22.3
Financials	20.8
Communication Services	5.1
Materials	4.6
Information Technology	4.0
Consumer Discretionary	3.4
Consumer Staples	2.9
Energy	2.4
Utilities	1.0
Real Estate	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	19.7
Nordea Bank Abp (Sweden)	5.4
Investor AB B Shares	5.2
Atlas Copco AB B Shares	4.9
DSV A/S	4.1
Assa Abloy AB B Shares	3.3
Sandvik AB	2.9
Hemnet Group AB	2.9
Alfa Laval AB	2.6
Tryg A/S	2.4
53.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913875.100    342-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Fund Fidelity Advisor® International Small Cap Fund Class I : FIXIX

This annual shareholder report contains information about Fidelity® International Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 118	1.08%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an underweight in emerging markets, primarily in India, and picks in the U.K. and Brazil detracted from the fund's performance versus the Fidelity International Small Cap Fund Linked Index for the fiscal year.
•By sector, security selection in financials was the largest detractor. However, picks in industrials, health care and consumer discretionary also meaningfully weighed on the fund's relative result.
•The largest individual relative detractor was our non-benchmark stake in Hypera Pharma (-35%). A non-benchmark stake in Mayr-Melnhof Karton returned roughly -24% and was the second-largest relative detractor. An overweight in Stabilus (-36%) also hurt.
•In contrast, from a regional standpoint, picks in emerging markets, primarily in Taiwan and China, contributed to the fund's relative result. In Europe ex U.K., investment choices in Germany proved rewarding.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in communication services, primarily within the media & entertainment industry. Security selection in information technology, primarily within the technology hardware & equipment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in International Games System (+238%). This period we decreased our position in International Games System. The company was among our biggest holdings. The second-largest relative contributor was our non-benchmark stake in Rheinmetall (+81%). The company was the fund's biggest holding. Another notable relative contributor was an overweight in Test Research (+131%).
•Notable changes in positioning include decreased exposure to Germany and a higher allocation to Japan and Taiwan. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer discretionary.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	18.90%	6.35%	7.08%
MSCI ACWI (All Country World Index) ex USA Small Cap Index	23.90%	6.35%	5.89%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,778,290,407
Number of Holdings	197
Total Advisory Fee	$43,346,727
Portfolio Turnover	17%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	22.4
Financials	13.2
Consumer Discretionary	11.0
Consumer Staples	10.4
Information Technology	9.4
Materials	8.2
Real Estate	5.9
Health Care	5.4
Communication Services	4.8
Energy	3.7
Utilities	1.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Rheinmetall AG	1.3
Premier Foods PLC	1.2
Century Pacific Food Inc	1.1
Logista Integral SA	1.0
North West Co Inc/The	1.0
Ashtead Technology Holdings plc	1.0
Shriram Finance Ltd	0.9
RHI Magnesita NV	0.9
BayCurrent Inc	0.9
Richter Gedeon Nyrt	0.9
10.2
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913913.100    1262-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024
Fidelity® International Discovery K6 Fund Fidelity® International Discovery K6 Fund : FDKFX

This annual shareholder report contains information about Fidelity® International Discovery K6 Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-835-5092 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Discovery K6 Fund	$ 69	0.60%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks in Europe ex U.K. and Japan contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted relative performance. Security selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also contributed.
•The fund's non-benchmark stake in Nvidia gained 122% and was the top individual relative contributor. This period we decreased our position in Nvidia. A second notable relative contributor was our non-benchmark stake in Taiwan Semiconductor (+95%). The company was one of the fund's largest holdings. Another notable relative contributor was an overweight in Hitachi (+109%), the fund's largest holding at period end.
•In contrast, from a regional standpoint, an underweight in Asia Pacific ex Japan and an overweight in the UK detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in consumer staples. Picks in financials also hampered the fund's result, as did an overweight in consumer discretionary, primarily within the consumer durables & apparel industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was our non-benchmark stake in PDD (-46%), an investment we established this period. The second-largest relative detractor was an overweight in L'Oréal (-8%). The stock was among our biggest holdings this period. Another notable relative detractor was our non-benchmark stake in Samsung Electronics (-12%). The stock was not held at period end.
•Notable changes in positioning include increased exposure to Germany and a lower allocation to India. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
June 13, 2019 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® International Discovery K6 Fund	29.50%	6.96%	7.39%
MSCI EAFE Index	23.25%	6.46%	6.94%
A   From June 13, 2019
Visit www.401k.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$550,651,138
Number of Holdings	133
Total Advisory Fee	$3,891,394
Portfolio Turnover	48%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	22.5
Financials	21.9
Consumer Discretionary	13.8
Information Technology	12.7
Health Care	9.9
Materials	5.4
Consumer Staples	3.9
Communication Services	3.4
Energy	3.0
Real Estate	0.9

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	2.9
UniCredit SpA	2.7
Novo Nordisk A/S Series B	2.6
ASML Holding NV	2.4
Taiwan Semiconductor Manufacturing Co Ltd	2.2
Constellation Software Inc/Canada	2.0
Unilever PLC	1.9
Rheinmetall AG	1.8
UCB SA	1.8
RELX PLC	1.8
22.1
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9914009.100    3461-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Europe Fund Fidelity Advisor® Europe Fund Class C : FHJTX

This annual shareholder report contains information about Fidelity® Europe Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 184	1.67%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks in Europe ex U.K., primarily in France, and the U.K. detracted from the fund's performance versus the MSCI Europe Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer staples. Picks and an underweight in financials, primarily within the banks industry, also hampered the fund's result. Also hurting our result was stock selection in materials.
•The biggest individual relative detractor was an overweight in Davide Campari Milano (-39%). The second-largest relative detractor was an overweight in Diageo (-16%). Not owning Schneider Electric, a benchmark component that gained roughly 71%, was another notable relative detractor.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., along with stock selection in Belgium and in Sweden, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock picks in communication services, primarily within the media & entertainment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in UCB (+165%). Although we reduced the fund's exposure to the stock, it was among the fund's biggest holdings at period end. A second notable relative contributor was an overweight in SAP (+76%). The stock was among our largest holdings, even though we trimmed the position. A non-benchmark stake in Hemnet gained 81% and notably helped.
•Notable changes in positioning include decreased exposure to France and a higher allocation to Italy. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	19.80%	4.43%	3.75%
Class C	20.80%	4.43%	3.75%
MSCI Europe Index	22.78%	7.19%	5.51%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$580,672,025
Number of Holdings	101
Total Advisory Fee	$3,255,111
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	18.9
Health Care	16.4
Industrials	14.6
Consumer Discretionary	12.3
Information Technology	11.2
Consumer Staples	8.4
Communication Services	4.7
Energy	4.4
Materials	4.1
Real Estate	1.0
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	5.6
SAP SE	3.9
ASML Holding NV	3.8
Astrazeneca PLC	3.7
Shell PLC	2.7
RELX PLC	2.5
Air Liquide SA	2.3
UCB SA	2.2
LVMH Moet Hennessy Louis Vuitton SE	2.1
UniCredit SpA	1.7
30.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913829.100    2634-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® China Region Fund Fidelity® China Region Fund : FHKCX

This annual shareholder report contains information about Fidelity® China Region Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® China Region Fund	$ 107	0.92%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•After trailing for most of the period, stocks in the China region got a boost in September from the Chinese government's announcement of aggressive monetary stimulus measures.
•Against this backdrop, picks in Taiwan had, by far, the biggest positive impact on the fund's performance versus the MSCI Golden Dragon (Net MA) Index for the fiscal year.
•By sector, security selection in information technology was the primary contributor, where our stock picks in semiconductors & semiconductor equipment helped most. Stock picks in materials and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Taiwan Semiconductor (+101%). The stock was the fund's biggest holding. A non-benchmark stake in Sea gained roughly 118% and was a second notable relative contributor. An overweight in Trip.com (+89%) also contributed. The stock was among our largest holdings.
•In contrast, from a geographical standpoint, an underweight in Taiwan, stock selection in Hong Kong and non-benchmark exposure to South Korea detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials, primarily within the insurance industry. Stock selection and an overweight in health care also hampered the fund's result, as did picks in energy. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in NetEase (-25%). The company was among our largest holdings this period. The second-largest relative detractor was our non-benchmark stake in Samsung Electronics (-10%). Another notable relative detractor was our stake in Asymchem Laboratories (-54%), which was not held by the fund at period end.
•Notable changes in positioning include increased exposure to Taiwan and a lower allocation to Hong Kong. By sector, meaningful changes in positioning include lower allocations to health care and consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® China Region Fund	33.15%	6.22%	6.81%
MSCI Golden Dragon Index	32.29%	3.79%	5.08%
MSCI Emerging Markets Index	25.33%	3.95%	3.46%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,209,670,065
Number of Holdings	86
Total Advisory Fee	$8,069,000
Portfolio Turnover	30%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	31.3
Consumer Discretionary	23.9
Communication Services	13.8
Financials	13.1
Industrials	4.2
Health Care	3.3
Materials	3.2
Consumer Staples	2.6
Real Estate	1.0
Energy	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	22.8
Tencent Holdings Ltd	10.3
Alibaba Group Holding Ltd	5.5
Meituan B Shares	4.0
PDD Holdings Inc Class A ADR	3.4
China Construction Bank Corp H Shares	3.1
AIA Group Ltd	3.0
Hon Hai Precision Industry Co Ltd	2.4
Zijin Mining Group Co Ltd H Shares	2.1
JD.com Inc A Shares	1.5
58.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913894.100    352-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Equity Income Fund Fidelity Advisor® Global Equity Income Fund Class A : FGEEX

This annual shareholder report contains information about Fidelity® Global Equity Income Fund for the period October 18, 2024 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A A	$ 4	1.05%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in the United States and picks and an overweight in the U.K. detracted from the fund's performance versus the MSCI All Country World Index (Net MA) for the fiscal year.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Also hurting our result was stock selection in consumer discretionary and communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor this period was avoiding Nvidia, a benchmark component that gained about 226%. Not owning Meta Platforms, a benchmark component that gained  89%, was the second-largest relative detractor. An overweight in Dollar Tree (-41%) also hurt.
•In contrast, from a regional standpoint, an underweight in emerging markets and picks in Europe ex U.K., primarily in Germany, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. Stock picks in utilities and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative result.
•The top individual relative contributor was an overweight in Vistra (+290%). The second-largest relative contributor was an overweight in Taiwan Semiconductor (+97%), which was among the largest holdings. Another notable relative contributor was an overweight in Rheinmetall (+82%), also among the biggest holdings.
•Notable changes in positioning include a lower allocation to France. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$257,697,453
Number of Holdings	153
Total Advisory Fee	$1,240,182
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	20.5
Financials	13.5
Industrials	12.1
Health Care	11.8
Consumer Discretionary	9.4
Consumer Staples	8.8
Communication Services	6.2
Energy	4.8
Utilities	4.6
Materials	4.3
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	5.4
Microsoft Corp	4.6
Taiwan Semiconductor Manufacturing Co Ltd	2.7
Rheinmetall AG	2.2
NXP Semiconductors NV	2.0
JPMorgan Chase & Co	1.7
Linde PLC	1.5
Eli Lilly & Co	1.4
UnitedHealth Group Inc	1.4
AbbVie Inc	1.4
24.3
How has the Fund changed?

This is a summary of certain changes to the Fund since October 18, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Global Equity Income Fund merged into Fidelity® Global Equity Income Fund on October 25, 2024.	The fund changed its investment objective from non-fundamental to fundamental effective July 26, 2024.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918438.100    7766-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Asia Fund Fidelity® Emerging Asia Fund : FSEAX

This annual shareholder report contains information about Fidelity® Emerging Asia Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Emerging Asia Fund	$ 78	0.65%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking and an overweight in Asia Pacific ex Japan, primarily in Singapore, contributed to the fund's performance versus the MSCI AC Asia Ex Japan (Net Mass) Linked Index for the fiscal year. Within emerging markets, stock selection and an overweight in India helped.
•By sector, security selection in consumer discretionary - notably the consumer services segment - was the primary contributor. Stock picking in communication services, primarily within the media & entertainment industry, also boosted the fund's relative performance. Also lifting the fund's relative result were stock picks and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry.
•The top individual relative contributor was an overweight in Sea (+126%). The company was one of the fund's biggest holdings. A non-benchmark stake in MakeMyTrip gained about 160% and was a second notable relative contributor. The company was among our biggest holdings. Another notable relative contributor was an overweight in Zomato (+125%). This period we decreased our stake in Zomato. The stock was one of our largest holdings.
•In contrast, from a regional standpoint, stock selection in China had the largest negative impact on relative performance. A non-benchmark allocation to the U.K. also detracted from the fund's relative result.
•By sector, the biggest detractors from performance versus the benchmark were stock picks and an overweight in health care. Security selection in financials also hampered the fund's result.
•The largest and third-largest individual relative detractors, respectively, were the fund's overweight positions in WuXi AppTec (-43%) and WuXi Biologics (-75%). We reduced the former and sold out of the latter. Another notable relative detractor was our stake in One97 Communications (-51%). The stock was not held at period end.
•Notable changes in positioning include increased exposure to China, Hong Kong and Singapore, and reduced stakes in India and South Korea. By sector, meaningful changes in positioning include increased exposure to communication services and industrials, and a lower allocation to health care.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Emerging Asia Fund	38.22%	9.04%	8.45%
MSCI AC (All Country) Asia ex Japan Index	27.96%	4.61%	4.69%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,025,551,649
Number of Holdings	132
Total Advisory Fee	$5,002,381
Portfolio Turnover	57%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Consumer Discretionary	28.8
Information Technology	26.7
Communication Services	12.3
Financials	11.5
Industrials	8.7
Health Care	8.1
Energy	1.3
Real Estate	0.9
Consumer Staples	0.6
Materials	0.3

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	10.7
Sea Ltd Class A ADR	6.9
PDD Holdings Inc Class A ADR	4.7
Zomato Ltd	4.2
MakeMyTrip Ltd	3.9
Meituan B Shares	3.2
Samsung Electronics Co Ltd	3.0
Alibaba Group Holding Ltd	2.8
Tencent Holdings Ltd	2.6
Advanced Micro-Fabrication Equipment Inc China A Shares (China)	2.0
44.0
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913888.100    351-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Diversified International Fund Fidelity® Diversified International Fund : FDIVX

This annual shareholder report contains information about Fidelity® Diversified International Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Diversified International Fund	$ 68	0.60%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks in Japan and a non-benchmark allocation to emerging markets contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributors to performance versus the benchmark were picks and an overweight in industrials, primarily within the capital goods industry. Picks in materials also boosted relative performance. Also helping our relative result was an underweight in consumer staples.
•The top individual relative contributor was our non-benchmark stake in Taiwan Semiconductor Manufacturing (+124%). The stock was among our biggest holdings. A second notable relative contributor was an overweight in Hitachi (+109%). Although we trimmed our stake, the company was the fund's largest holding at period end. Another notable relative contributor was an overweight in Mitsubishi Heavy Industries (+127%). This was a stake we established this period.
•In contrast, from a regional standpoint, a non-benchmark allocation to both the United States and Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Stock picks in consumer staples also hampered the fund's result. Also detracting from our result was an overweight in energy. Lastly, the fund's position in cash detracted.
•The fund's non-benchmark stake in Schlumberger returned -20% and was the largest individual relative detractor. The stock was not held at period end. A non-benchmark stake in HDFC Bank gained 18% and was a second notable relative detractor. We reduced the position. Our stake in Pernod-Ricard (-27%) also detracted. This period we decreased our position in Pernod-Ricard.
•Notable changes in positioning include increased exposure to Germany and Switzerland. By sector, meaningful changes in positioning include decreased exposure to consumer staples and a higher allocation to industrials.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Diversified International Fund	24.85%	6.93%	6.03%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$11,018,162,405
Number of Holdings	134
Total Advisory Fee	$55,332,153
Portfolio Turnover	35%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	24.2
Financials	22.5
Information Technology	15.6
Health Care	10.3
Materials	8.3
Consumer Discretionary	7.2
Energy	4.9
Consumer Staples	1.8
Communication Services	0.5
Real Estate	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	2.8
ASML Holding NV depository receipt	2.7
Novo Nordisk A/S Series B	2.5
Taiwan Semiconductor Manufacturing Co Ltd ADR	2.4
SAP SE	2.4
Astrazeneca PLC	1.8
RELX PLC (Netherlands)	1.8
Wolters Kluwer NV	1.6
London Stock Exchange Group PLC	1.6
Shell PLC	1.5
21.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913866.100    325-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Discovery Fund Fidelity Advisor® Emerging Markets Discovery Fund Class M : FEDTX

This annual shareholder report contains information about Fidelity® Emerging Markets Discovery Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 160	1.50%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an underweight in Emerging Asia, primarily in India, and stock picking and an overweight in Latin America, primarily in Brazil, detracted from the fund's performance versus the MSCI Emerging Markets SMID Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result were stock picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer staples.
•The largest individual relative detractor was our stake in Pharmaron Beijing (-48%). The second-largest relative detractor was Hanon Systems (-52%). The stock was not held at period end. Another notable relative detractor was an overweight in Nanya Technology (-34%).
•In contrast, from a regional standpoint, stock selection in Africa, primarily in South Africa, and stock picks and an underweight in the Middle East, primarily in United Arab Emirates, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in communication services, primarily within the media & entertainment industry. Stock picks and an underweight in materials and stock selection and an overweight in industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in International Games System (+243%). This period we decreased our investment in the stock, which was nonetheless one of our largest holdings as of October 31. The second-largest relative contributor was a non-benchmark stake in Hindustan Aeronautics (+136%), where we decreased our investment this period. Another notable relative contributor was an overweight in Bharat Electronics (+111%).
•Notable changes in positioning include increased exposure to Taiwan and South Africa. By sector, meaningful changes in positioning include lower allocations to health care and utilities.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	9.82%	5.99%	4.56%
Class M (without 3.50% sales charge)	13.80%	6.75%	4.93%
MSCI Emerging Markets SMID Cap Index	22.04%	7.42%	4.28%
MSCI Emerging Markets Index	25.33%	3.95%	3.46%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,183,237,609
Number of Holdings	111
Total Advisory Fee	$10,611,763
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	21.0
Consumer Discretionary	18.3
Financials	14.5
Information Technology	10.9
Consumer Staples	7.8
Real Estate	7.4
Health Care	4.6
Materials	4.6
Utilities	3.9
Energy	3.3
Communication Services	3.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Impala Platinum Holdings Ltd	1.8
Shriram Finance Ltd	1.4
SITC International Holdings Co Ltd	1.4
Bizlink Holding Inc	1.4
Yageo Corp	1.4
Torrent Pharmaceuticals Ltd	1.3
Mr Price Group Ltd	1.3
International Games System Co Ltd	1.3
Nien Made Enterprise Co Ltd	1.3
Coway Co Ltd	1.3
13.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913976.100    2377-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Opportunities Fund Fidelity Advisor® International Small Cap Opportunities Fund Class M : FOPTX

This annual shareholder report contains information about Fidelity® International Small Cap Opportunities Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 172	1.52%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in Europe ex U.K. and a non-benchmark allocation to the United States contributed to the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within communication services, where our picks in media & entertainment helped most. Stock selection and an overweight in industrials, primarily within the capital goods industry, and security selection and an underweight in consumer discretionary also boosted the fund's relative performance.
•The fund's non-benchmark stake in Lagercrantz gained 116% and was the top individual relative contributor. The stock was the fund's largest holding. The second-largest relative contributor was an overweight in Addtech (+91%). The company was among the fund's largest holdings. A non-benchmark stake in Kongsberg Gruppen gained approximately 158% and notably helped. The stock was one of the fund's biggest holdings this period.
•In contrast, from a regional standpoint, stock selection in the U.K. and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was an underweight in financials. Also hurting our result was security selection in health care and consumer staples. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Spectris (-11%). The stock was one of our biggest holdings. The second-largest relative detractor was our non-benchmark stake in Richelieu Hardware (-11%). An overweight in SHO-BOND Holdings (-7%) also detracted.
•Notable changes in positioning include a higher allocation to Europe. By sector, meaningful changes in positioning include higher allocations to multi-sector holdings and materials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	21.39%	4.39%	6.18%
Class M (without 3.50% sales charge)	25.80%	5.14%	6.56%
MSCI EAFE Small Cap Index	23.20%	4.27%	5.90%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,271,531,943
Number of Holdings	111
Total Advisory Fee	$10,572,915
Portfolio Turnover	27%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	30.2
Information Technology	19.8
Consumer Discretionary	10.2
Communication Services	9.3
Financials	6.5
Health Care	5.1
Materials	4.3
Consumer Staples	3.3
Real Estate	2.4
Energy	1.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	5.1
iShares MSCI EAFE Small-Cap ETF	4.8
CTS Eventim AG & Co KGaA	4.1
AddTech AB B Shares	4.1
Azbil Corp	3.2
Morningstar Inc	2.7
Spectris PLC	2.6
Interpump Group SpA	2.4
Aalberts NV	2.2
Howden Joinery Group PLC	2.0
33.2
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913932.100    1484-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Japan Smaller Companies Fund Fidelity® Japan Smaller Companies Fund : FJSCX

This annual shareholder report contains information about Fidelity® Japan Smaller Companies Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Japan Smaller Companies Fund	$ 97	0.87%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection was the primary contributor versus the Russell/Nomura Mid Small Cap Japan Index (Gross) for the fiscal year, led by choices in Japan's industrials sector, where our picks in capital goods helped most. Stock picks in information technology, primarily within the technology hardware & equipment industry, and materials also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in SWCC (+166%). The company was the fund's largest holding at period end. A second notable relative contributor was an overweight in IHI (+189%). An overweight in Dexerials (+114%) also helped.
•In contrast, by sector, the biggest detractor from performance versus the benchmark was stock picking in energy. Choices in utilities also hampered the fund's result, as did an overweight in materials.
•The biggest individual relative detractor was an overweight in INPEX (-5%). The stock was the fund's biggest holding during the period; we reduced the position by period end. A second notable relative detractor this period was avoiding MS&AD Insurance Group, a benchmark component that gained 95%. An overweight in SUMCO (-22%) also detracted.
•By sector, meaningful changes in positioning include decreased exposure to communication services and a higher allocation to consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Japan Smaller Companies Fund	21.84%	2.96%	6.18%
Russell/Nomura Mid-Small Cap™ Index	18.58%	3.48%	5.91%
MSCI Japan Index	22.47%	5.43%	6.22%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$409,901,323
Number of Holdings	83
Total Advisory Fee	$3,398,714
Portfolio Turnover	21%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	23.1
Information Technology	20.0
Consumer Discretionary	11.9
Financials	11.1
Materials	10.9
Consumer Staples	8.4
Energy	4.0
Utilities	3.8
Health Care	2.1
Communication Services	1.6
Real Estate	1.4

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
SWCC Corp	2.7
Inpex Corp	2.6
Mitsubishi Heavy Industries Ltd	2.5
Money Forward Inc	2.2
Argo Graphics Inc	2.2
Yamato Kogyo Co Ltd	2.2
Kansai Electric Power Co Inc/The	2.1
Maruwa Co Ltd/Aichi	1.9
Sompo Holdings Inc	1.8
Koshidaka Holdings Co Ltd	1.8
22.0
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913895.100    360-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Growth Fund Fidelity Advisor® International Growth Fund Class Z : FZAJX

This annual shareholder report contains information about Fidelity® International Growth Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 89	0.79%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks and an overweight in the United States and security selection in the U.K. contributed to the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, an underweight in consumer staples was the primary contributor. Stock selection in materials also boosted the fund's relative performance. Also helping our relative result was an overweight in industrials, primarily within the capital goods industry.
•The fund's non-benchmark stake in Taiwan Semiconductor gained 99% and was the top individual relative contributor. The stock was among our largest holdings. A second notable relative contributor was an overweight in CRH (+83%). The stock was among the fund's biggest holdings. Another notable relative contributor was our non-benchmark stake in GE Vernova (+100%). This was a position we established this period.
•In contrast, from a regional standpoint, an underweight in Asia Pacific ex Japan and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Also hurting our result was security selection in industrials, primarily within the capital goods industry, and energy. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Edenred (-38%). Not owning Schneider Electric, a benchmark component that gained  approximately 71%, was the second-largest relative detractor. Not owning Commonwealth Bank of Australia, a benchmark component that gained roughly 59%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to Germany and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to consumer staples and health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class Z	25.53%	7.39%	7.46%
MSCI EAFE Growth Index	23.46%	5.78%	6.19%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,046,615,302
Number of Holdings	73
Total Advisory Fee	$43,926,728
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	31.9
Information Technology	19.7
Financials	16.0
Materials	10.7
Consumer Discretionary	10.3
Health Care	6.1
Consumer Staples	1.1
Energy	0.7
Communication Services	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
SAP SE	5.3
Novo Nordisk A/S Series B	5.1
ASML Holding NV	4.8
Safran SA	4.0
CRH PLC	3.9
Linde PLC	3.8
Atlas Copco AB A Shares	3.4
Taiwan Semiconductor Manufacturing Co Ltd	3.3
Recruit Holdings Co Ltd	3.0
LVMH Moet Hennessy Louis Vuitton SE	2.7
39.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913953.100    2535-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® China Region Fund Fidelity Advisor® China Region Fund Class I : FHKIX

This annual shareholder report contains information about Fidelity® China Region Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 106	0.91%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•After trailing for most of the period, stocks in the China region got a boost in September from the Chinese government's announcement of aggressive monetary stimulus measures.
•Against this backdrop, picks in Taiwan had, by far, the biggest positive impact on the fund's performance versus the MSCI Golden Dragon (Net MA) Index for the fiscal year.
•By sector, security selection in information technology was the primary contributor, where our stock picks in semiconductors & semiconductor equipment helped most. Stock picks in materials and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Taiwan Semiconductor (+101%). The stock was the fund's biggest holding. A non-benchmark stake in Sea gained roughly 118% and was a second notable relative contributor. An overweight in Trip.com (+89%) also contributed. The stock was among our largest holdings.
•In contrast, from a geographical standpoint, an underweight in Taiwan, stock selection in Hong Kong and non-benchmark exposure to South Korea detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials, primarily within the insurance industry. Stock selection and an overweight in health care also hampered the fund's result, as did picks in energy. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in NetEase (-25%). The company was among our largest holdings this period. The second-largest relative detractor was our non-benchmark stake in Samsung Electronics (-10%). Another notable relative detractor was our stake in Asymchem Laboratories (-54%), which was not held by the fund at period end.
•Notable changes in positioning include increased exposure to Taiwan and a lower allocation to Hong Kong. By sector, meaningful changes in positioning include lower allocations to health care and consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	33.15%	6.22%	6.81%
MSCI Golden Dragon Index	32.29%	3.79%	5.08%
MSCI Emerging Markets Index	25.33%	3.95%	3.46%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,209,670,065
Number of Holdings	86
Total Advisory Fee	$8,069,000
Portfolio Turnover	30%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	31.3
Consumer Discretionary	23.9
Communication Services	13.8
Financials	13.1
Industrials	4.2
Health Care	3.3
Materials	3.2
Consumer Staples	2.6
Real Estate	1.0
Energy	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	22.8
Tencent Holdings Ltd	10.3
Alibaba Group Holding Ltd	5.5
Meituan B Shares	4.0
PDD Holdings Inc Class A ADR	3.4
China Construction Bank Corp H Shares	3.1
AIA Group Ltd	3.0
Hon Hai Precision Industry Co Ltd	2.4
Zijin Mining Group Co Ltd H Shares	2.1
JD.com Inc A Shares	1.5
58.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913892.100    2068-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Value Fund Fidelity® International Value Fund : FIVLX

This annual shareholder report contains information about Fidelity® International Value Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Value Fund	$ 99	0.89%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in Japan and security selection and an overweight in the United States contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials, where our stock picks in capital goods helped most. Security selection in materials also boosted the fund's relative performance. Also contributing to our result was an overweight in financials.
•The top individual relative contributor was an overweight in Hitachi (+110%). The company was among the fund's biggest holdings. A second notable relative contributor was an overweight in Mitsubishi Heavy Industries (+162%). This was a stake we established this period. Another notable relative contributor was our non-benchmark stake in Rheinmetall (+82%). The stock was among our biggest holdings this period.
•In contrast, from a regional standpoint, stock picks in the U.K. and Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Stock picking in financials also hampered the fund's result. Also hurting our result was an overweight in energy.
•The largest individual relative detractor was an overweight in BHP (+5%). The stock was among the fund's biggest holdings. A second notable relative detractor was an overweight in GSK (-11%). This was a stake we established this period. A non-benchmark stake in Prudential returned -19% and notably hurt.
•Notable changes in positioning include decreased exposure to France and Australia. By sector, meaningful changes in positioning include lower allocations to consumer discretionary and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® International Value Fund	23.58%	8.31%	4.91%
MSCI EAFE Value Index	23.14%	6.76%	4.54%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,472,284,197
Number of Holdings	101
Total Advisory Fee	$8,618,481
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	35.1
Industrials	18.0
Materials	13.0
Energy	8.4
Consumer Discretionary	5.0
Health Care	4.7
Information Technology	4.3
Consumer Staples	3.9
Communication Services	3.0
Real Estate	0.9
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.7
Hitachi Ltd	2.8
Banco Santander SA	2.4
AXA SA	2.3
CRH PLC	2.2
BAE Systems PLC	2.1
BHP Group Ltd	2.1
Rheinmetall AG	2.1
TotalEnergies SE	2.0
Mitsubishi UFJ Financial Group Inc	2.0
23.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913936.100    1597-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Opportunities Fund Fidelity Advisor® International Small Cap Opportunities Fund Class C : FOPCX

This annual shareholder report contains information about Fidelity® International Small Cap Opportunities Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 227	2.02%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in Europe ex U.K. and a non-benchmark allocation to the United States contributed to the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within communication services, where our picks in media & entertainment helped most. Stock selection and an overweight in industrials, primarily within the capital goods industry, and security selection and an underweight in consumer discretionary also boosted the fund's relative performance.
•The fund's non-benchmark stake in Lagercrantz gained 116% and was the top individual relative contributor. The stock was the fund's largest holding. The second-largest relative contributor was an overweight in Addtech (+91%). The company was among the fund's largest holdings. A non-benchmark stake in Kongsberg Gruppen gained approximately 158% and notably helped. The stock was one of the fund's biggest holdings this period.
•In contrast, from a regional standpoint, stock selection in the U.K. and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was an underweight in financials. Also hurting our result was security selection in health care and consumer staples. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Spectris (-11%). The stock was one of our biggest holdings. The second-largest relative detractor was our non-benchmark stake in Richelieu Hardware (-11%). An overweight in SHO-BOND Holdings (-7%) also detracted.
•Notable changes in positioning include a higher allocation to Europe. By sector, meaningful changes in positioning include higher allocations to multi-sector holdings and materials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	24.11%	4.61%	6.19%
Class C	25.11%	4.61%	6.19%
MSCI EAFE Small Cap Index	23.20%	4.27%	5.90%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,271,531,943
Number of Holdings	111
Total Advisory Fee	$10,572,915
Portfolio Turnover	27%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	30.2
Information Technology	19.8
Consumer Discretionary	10.2
Communication Services	9.3
Financials	6.5
Health Care	5.1
Materials	4.3
Consumer Staples	3.3
Real Estate	2.4
Energy	1.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	5.1
iShares MSCI EAFE Small-Cap ETF	4.8
CTS Eventim AG & Co KGaA	4.1
AddTech AB B Shares	4.1
Azbil Corp	3.2
Morningstar Inc	2.7
Spectris PLC	2.6
Interpump Group SpA	2.4
Aalberts NV	2.2
Howden Joinery Group PLC	2.0
33.2
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913931.100    1483-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Opportunities Fund Fidelity Advisor® International Small Cap Opportunities Fund Class A : FOPAX

This annual shareholder report contains information about Fidelity® International Small Cap Opportunities Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 143	1.26%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in Europe ex U.K. and a non-benchmark allocation to the United States contributed to the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within communication services, where our picks in media & entertainment helped most. Stock selection and an overweight in industrials, primarily within the capital goods industry, and security selection and an underweight in consumer discretionary also boosted the fund's relative performance.
•The fund's non-benchmark stake in Lagercrantz gained 116% and was the top individual relative contributor. The stock was the fund's largest holding. The second-largest relative contributor was an overweight in Addtech (+91%). The company was among the fund's largest holdings. A non-benchmark stake in Kongsberg Gruppen gained approximately 158% and notably helped. The stock was one of the fund's biggest holdings this period.
•In contrast, from a regional standpoint, stock selection in the U.K. and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was an underweight in financials. Also hurting our result was security selection in health care and consumer staples. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Spectris (-11%). The stock was one of our biggest holdings. The second-largest relative detractor was our non-benchmark stake in Richelieu Hardware (-11%). An overweight in SHO-BOND Holdings (-7%) also detracted.
•Notable changes in positioning include a higher allocation to Europe. By sector, meaningful changes in positioning include higher allocations to multi-sector holdings and materials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	18.81%	4.17%	6.22%
Class A (without 5.75% sales charge)	26.06%	5.41%	6.86%
MSCI EAFE Small Cap Index	23.20%	4.27%	5.90%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,271,531,943
Number of Holdings	111
Total Advisory Fee	$10,572,915
Portfolio Turnover	27%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	30.2
Information Technology	19.8
Consumer Discretionary	10.2
Communication Services	9.3
Financials	6.5
Health Care	5.1
Materials	4.3
Consumer Staples	3.3
Real Estate	2.4
Energy	1.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	5.1
iShares MSCI EAFE Small-Cap ETF	4.8
CTS Eventim AG & Co KGaA	4.1
AddTech AB B Shares	4.1
Azbil Corp	3.2
Morningstar Inc	2.7
Spectris PLC	2.6
Interpump Group SpA	2.4
Aalberts NV	2.2
Howden Joinery Group PLC	2.0
33.2
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913930.100    1481-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® China Region Fund Fidelity Advisor® China Region Fund Class A : FHKAX

This annual shareholder report contains information about Fidelity® China Region Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 139	1.19%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•After trailing for most of the period, stocks in the China region got a boost in September from the Chinese government's announcement of aggressive monetary stimulus measures.
•Against this backdrop, picks in Taiwan had, by far, the biggest positive impact on the fund's performance versus the MSCI Golden Dragon (Net MA) Index for the fiscal year.
•By sector, security selection in information technology was the primary contributor, where our stock picks in semiconductors & semiconductor equipment helped most. Stock picks in materials and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Taiwan Semiconductor (+101%). The stock was the fund's biggest holding. A non-benchmark stake in Sea gained roughly 118% and was a second notable relative contributor. An overweight in Trip.com (+89%) also contributed. The stock was among our largest holdings.
•In contrast, from a geographical standpoint, an underweight in Taiwan, stock selection in Hong Kong and non-benchmark exposure to South Korea detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials, primarily within the insurance industry. Stock selection and an overweight in health care also hampered the fund's result, as did picks in energy. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in NetEase (-25%). The company was among our largest holdings this period. The second-largest relative detractor was our non-benchmark stake in Samsung Electronics (-10%). Another notable relative detractor was our stake in Asymchem Laboratories (-54%), which was not held by the fund at period end.
•Notable changes in positioning include increased exposure to Taiwan and a lower allocation to Hong Kong. By sector, meaningful changes in positioning include lower allocations to health care and consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	25.15%	4.67%	5.87%
Class A (without 5.75% sales charge)	32.78%	5.91%	6.49%
MSCI Golden Dragon Index	32.29%	3.79%	5.08%
MSCI Emerging Markets Index	25.33%	3.95%	3.46%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,209,670,065
Number of Holdings	86
Total Advisory Fee	$8,069,000
Portfolio Turnover	30%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	31.3
Consumer Discretionary	23.9
Communication Services	13.8
Financials	13.1
Industrials	4.2
Health Care	3.3
Materials	3.2
Consumer Staples	2.6
Real Estate	1.0
Energy	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	22.8
Tencent Holdings Ltd	10.3
Alibaba Group Holding Ltd	5.5
Meituan B Shares	4.0
PDD Holdings Inc Class A ADR	3.4
China Construction Bank Corp H Shares	3.1
AIA Group Ltd	3.0
Hon Hai Precision Industry Co Ltd	2.4
Zijin Mining Group Co Ltd H Shares	2.1
JD.com Inc A Shares	1.5
58.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913889.100    2064-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity Advisor® International Discovery Fund Class Z : FZAIX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 59	0.51%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, picks in Europe ex U.K. and Japan contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative performance, as did stock picking in consumer discretionary.
•The top individual relative contributor was our non-benchmark stake in Nvidia (+121%). This period we decreased our investment in Nvidia. A second notable relative contributor was our non-benchmark stake in Taiwan Semiconductor (+96%). The company was one of our largest holdings. Another notable relative contributor was an overweight in Hitachi (+109%), the fund's biggest holding at period end.
•In contrast, from a regional standpoint, a non-benchmark allocation to Canada and an underweight in Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in consumer staples. Security selection in financials also hampered the fund's result. Also hurting our result were stock picks and an underweight in communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The fund's non-benchmark stake in PDD returned -47% and was the largest individual relative detractor. This was a position we established this period. A second notable relative detractor was an overweight in L'Oréal (-9%), which was among the fund's biggest holdings this period. A non-benchmark stake in One97 Communications returned about -29% and notably hurt. The stock was not held at period end.
•Notable changes in positioning include increased exposure to Germany and a lower allocation to India. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class Z	29.65%	6.99%	5.95%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$9,841,033,775
Number of Holdings	142
Total Advisory Fee	$45,667,963
Portfolio Turnover	44%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	22.3
Industrials	22.0
Consumer Discretionary	14.1
Information Technology	11.8
Health Care	9.8
Materials	5.4
Consumer Staples	4.1
Communication Services	3.3
Energy	3.1
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	3.1
UniCredit SpA	2.7
Novo Nordisk A/S Series B	2.7
ASML Holding NV	2.1
Taiwan Semiconductor Manufacturing Co Ltd	2.0
Constellation Software Inc/Canada	2.0
Unilever PLC	2.0
Compass Group PLC	1.7
UCB SA	1.7
ITOCHU Corp	1.6
21.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913840.100    2534-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Discovery Fund Fidelity Advisor® Emerging Markets Discovery Fund Class I : FEDIX

This annual shareholder report contains information about Fidelity® Emerging Markets Discovery Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 111	1.04%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an underweight in Emerging Asia, primarily in India, and stock picking and an overweight in Latin America, primarily in Brazil, detracted from the fund's performance versus the MSCI Emerging Markets SMID Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result were stock picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer staples.
•The largest individual relative detractor was our stake in Pharmaron Beijing (-48%). The second-largest relative detractor was Hanon Systems (-52%). The stock was not held at period end. Another notable relative detractor was an overweight in Nanya Technology (-34%).
•In contrast, from a regional standpoint, stock selection in Africa, primarily in South Africa, and stock picks and an underweight in the Middle East, primarily in United Arab Emirates, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in communication services, primarily within the media & entertainment industry. Stock picks and an underweight in materials and stock selection and an overweight in industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in International Games System (+243%). This period we decreased our investment in the stock, which was nonetheless one of our largest holdings as of October 31. The second-largest relative contributor was a non-benchmark stake in Hindustan Aeronautics (+136%), where we decreased our investment this period. Another notable relative contributor was an overweight in Bharat Electronics (+111%).
•Notable changes in positioning include increased exposure to Taiwan and South Africa. By sector, meaningful changes in positioning include lower allocations to health care and utilities.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	14.34%	7.35%	5.51%
MSCI Emerging Markets SMID Cap Index	22.04%	7.42%	4.28%
MSCI Emerging Markets Index	25.33%	3.95%	3.46%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,183,237,609
Number of Holdings	111
Total Advisory Fee	$10,611,763
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	21.0
Consumer Discretionary	18.3
Financials	14.5
Information Technology	10.9
Consumer Staples	7.8
Real Estate	7.4
Health Care	4.6
Materials	4.6
Utilities	3.9
Energy	3.3
Communication Services	3.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Impala Platinum Holdings Ltd	1.8
Shriram Finance Ltd	1.4
SITC International Holdings Co Ltd	1.4
Bizlink Holding Inc	1.4
Yageo Corp	1.4
Torrent Pharmaceuticals Ltd	1.3
Mr Price Group Ltd	1.3
International Games System Co Ltd	1.3
Nien Made Enterprise Co Ltd	1.3
Coway Co Ltd	1.3
13.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913977.100    2378-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Worldwide Fund Fidelity Advisor® Worldwide Fund Class Z : FIQOX

This annual shareholder report contains information about Fidelity® Worldwide Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 75	0.61%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, by region, security selection in the United States was the primary contributor to the fund's performance versus the MSCI World Index for the fiscal year.
•By sector, security selection was the primary contributor, especially within consumer discretionary. Stock picking in information technology, primarily within the semiconductors & semiconductor equipment industry, and industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+219%). We decreased our position in Nvidia during the period, but the company was the fund's largest holding at period end. The second-largest relative contributor was an overweight in Constellation Energy (+138%). This period we increased our investment in the stock. An overweight in Meta Platforms (+89%), which was one of the fund's largest holdings, also helped.
•In contrast, from a regional standpoint, an overweight in emerging markets, and stock selection and an overweight in the U.K., detracted from the fund's relative result.
•By sector, the biggest detractors from performance versus the benchmark were stock picking and an underweight in financials. Also modestly hurting our result were overweights in consumer discretionary, primarily within the consumer durables & apparel industry, and information technology.
•The biggest individual relative detractor was a stake in Jabil (-8%). The stock was not held at period end. The second-largest relative detractor was an overweight in Coinbase Global (-25%). This was a position we established this period. An overweight in Oracle (+8%) also hurt. We notably decreased our stake in Oracle by period end.
•Notable changes in positioning by region include a lower allocation to Japan. By sector, meaningful changes in positioning include decreased exposure to energy and a higher allocation to consumer discretionary.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	43.63%	14.30%	12.03%
MSCI World Index	34.17%	12.46%	11.01%
A   From October 2, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$3,143,670,063
Number of Holdings	189
Total Advisory Fee	$19,608,125
Portfolio Turnover	108%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.6
Consumer Discretionary	16.6
Industrials	16.3
Financials	14.4
Communication Services	10.4
Health Care	8.5
Energy	3.1
Utilities	2.4
Real Estate	2.2
Consumer Staples	2.0
Materials	1.9

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	5.6
Meta Platforms Inc Class A	4.7
Microsoft Corp	4.1
Apple Inc	3.8
Modine Manufacturing Co	3.1
Eli Lilly & Co	3.1
Amazon.com Inc	2.7
Fiserv Inc	2.5
Alphabet Inc Class A	2.4
Deckers Outdoor Corp	2.4
34.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913857.100    3273-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Growth Fund Fidelity Advisor® International Growth Fund Class C : FIGCX

This annual shareholder report contains information about Fidelity® International Growth Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 217	1.94%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks and an overweight in the United States and security selection in the U.K. contributed to the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, an underweight in consumer staples was the primary contributor. Stock selection in materials also boosted the fund's relative performance. Also helping our relative result was an overweight in industrials, primarily within the capital goods industry.
•The fund's non-benchmark stake in Taiwan Semiconductor gained 99% and was the top individual relative contributor. The stock was among our largest holdings. A second notable relative contributor was an overweight in CRH (+83%). The stock was among the fund's biggest holdings. Another notable relative contributor was our non-benchmark stake in GE Vernova (+100%). This was a position we established this period.
•In contrast, from a regional standpoint, an underweight in Asia Pacific ex Japan and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Also hurting our result was security selection in industrials, primarily within the capital goods industry, and energy. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Edenred (-38%). Not owning Schneider Electric, a benchmark component that gained  approximately 71%, was the second-largest relative detractor. Not owning Commonwealth Bank of Australia, a benchmark component that gained roughly 59%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to Germany and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to consumer staples and health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	23.13%	6.15%	6.36%
Class C	24.13%	6.15%	6.36%
MSCI EAFE Growth Index	23.46%	5.78%	6.19%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,046,615,302
Number of Holdings	73
Total Advisory Fee	$43,926,728
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	31.9
Information Technology	19.7
Financials	16.0
Materials	10.7
Consumer Discretionary	10.3
Health Care	6.1
Consumer Staples	1.1
Energy	0.7
Communication Services	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
SAP SE	5.3
Novo Nordisk A/S Series B	5.1
ASML Holding NV	4.8
Safran SA	4.0
CRH PLC	3.9
Linde PLC	3.8
Atlas Copco AB A Shares	3.4
Taiwan Semiconductor Manufacturing Co Ltd	3.3
Recruit Holdings Co Ltd	3.0
LVMH Moet Hennessy Louis Vuitton SE	2.7
39.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913950.100    1987-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Overseas Fund Fidelity® Overseas Fund : FOSFX

This annual shareholder report contains information about Fidelity® Overseas Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Overseas Fund	$ 77	0.69%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in the U.K. and Japan contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, market selection was the primary contributor, led by an underweights in energy and consumer staples. Stock picks and an overweight in industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Mitsubishi Heavy Industries (+156%). This was a stake we established this period. The second-largest relative contributor was an overweight in Tokio Marine Holdings (+70%). Although we reduced the fund's stake, the company was one of our largest holdings. Another notable relative contributor was our non-benchmark stake in Taiwan Semiconductor Manufacturing (+101%).
•In contrast, from a regional standpoint, stock selection in the United States and underweights in Japan and Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in consumer staples. Also hurting our result were stock picks in consumer discretionary, primarily within the consumer durables & apparel industry. Choices in information technology, primarily within the software & services industry, also hurt. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was our stake in Diageo (-11%). The stock was not held at period end. A non-benchmark stake in Alten returned approximately -27% and was the second-largest relative detractor. Our overweight stake in Sony Group (+1%) also hurt. The stock was not held at period end.
•Notable changes in positioning include increased exposure to Japan and the United States, and a lower allocation to Sweden. By sector, meaningful changes in positioning include decreased exposure to consumer staples and energy, and a higher allocation to industrials and materials.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Overseas Fund	25.94%	7.39%	7.35%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,293,832,474
Number of Holdings	93
Total Advisory Fee	$53,545,452
Portfolio Turnover	35%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	25.5
Financials	22.8
Information Technology	16.2
Health Care	13.4
Materials	9.4
Consumer Discretionary	7.1
Consumer Staples	2.3
Communication Services	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	3.0
SAP SE	3.0
ASML Holding NV	3.0
Hitachi Ltd	2.3
RELX PLC	2.2
Astrazeneca PLC	2.2
Safran SA	2.1
Compass Group PLC	2.1
Wolters Kluwer NV	2.0
London Stock Exchange Group PLC	1.9
23.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913806.100    94-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Canada Fund Fidelity® Canada Fund : FICDX

This annual shareholder report contains information about Fidelity® Canada Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Canada Fund	$ 118	1.04%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in Canada's materials sector, and stock selection and an underweight in financials, primarily within the banking industry, detracted most from the fund's performance versus the S&P/TSX Composite Index for the fiscal year.
•The largest individual relative detractor was an overweight in Alimentation Couche-Tard (-3%). The stock was among the fund's largest holdings. Not owning Canadian Imperial Bank of Commerce, a benchmark component that gained 87%, was the second-largest relative detractor. An overweight in Canadian Pacific Kansas City Limited (+9%) - another of the fund's largest holdings - also hurt.
•By sector, the biggest contributors to performance versus the benchmark were picks and an overweight in information technology, primarily within the software & services industry. Stock choices in consumer discretionary and communication services also boosted the fund's relative performance.
•The top individual relative contributor this period was avoiding BCE, a benchmark component that returned about -6%. Not owning Cenovus Energy, a benchmark component that returned -13%, was the second-largest relative contributor. An overweight in Brookfield Asset Management (+91%) also helped.
•By sector, meaningful changes in positioning include increased exposure to information technology.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Canada Fund	26.49%	10.62%	6.31%
S&P/TSX Composite Index	31.52%	10.03%	6.13%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$942,476,918
Number of Holdings	63
Total Advisory Fee	$8,782,874
Portfolio Turnover	8%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	27.5
Energy	17.5
Industrials	13.0
Information Technology	11.1
Materials	11.1
Consumer Staples	8.6
Consumer Discretionary	7.0
Communication Services	2.8
Health Care	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Royal Bank of Canada	8.6
Canadian Pacific Kansas City Ltd	5.7
Constellation Software Inc/Canada	5.6
Alimentation Couche-Tard Inc	4.9
Canadian Natural Resources Ltd	4.8
PrairieSky Royalty Ltd	4.0
Franco-Nevada Corp	3.8
Suncor Energy Inc	3.5
Dollarama Inc	3.5
Shopify Inc Class A	3.4
47.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913848.100    309-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Value Fund Fidelity Advisor® International Value Fund Class M : FIVPX

This annual shareholder report contains information about Fidelity® International Value Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 155	1.39%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in Japan and security selection and an overweight in the United States contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials, where our stock picks in capital goods helped most. Security selection in materials also boosted the fund's relative performance. Also contributing to our result was an overweight in financials.
•The top individual relative contributor was an overweight in Hitachi (+110%). The company was among the fund's biggest holdings. A second notable relative contributor was an overweight in Mitsubishi Heavy Industries (+162%). This was a stake we established this period. Another notable relative contributor was our non-benchmark stake in Rheinmetall (+82%). The stock was among our biggest holdings this period.
•In contrast, from a regional standpoint, stock picks in the U.K. and Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Stock picking in financials also hampered the fund's result. Also hurting our result was an overweight in energy.
•The largest individual relative detractor was an overweight in BHP (+5%). The stock was among the fund's biggest holdings. A second notable relative detractor was an overweight in GSK (-11%). This was a stake we established this period. A non-benchmark stake in Prudential returned -19% and notably hurt.
•Notable changes in positioning include decreased exposure to France and Australia. By sector, meaningful changes in positioning include lower allocations to consumer discretionary and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	18.57%	6.93%	3.91%
Class M (without 3.50% sales charge)	22.87%	7.69%	4.28%
MSCI EAFE Value Index	23.14%	6.76%	4.54%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,472,284,197
Number of Holdings	101
Total Advisory Fee	$8,618,481
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	35.1
Industrials	18.0
Materials	13.0
Energy	8.4
Consumer Discretionary	5.0
Health Care	4.7
Information Technology	4.3
Consumer Staples	3.9
Communication Services	3.0
Real Estate	0.9
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.7
Hitachi Ltd	2.8
Banco Santander SA	2.4
AXA SA	2.3
CRH PLC	2.2
BAE Systems PLC	2.1
BHP Group Ltd	2.1
Rheinmetall AG	2.1
TotalEnergies SE	2.0
Mitsubishi UFJ Financial Group Inc	2.0
23.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913939.100    1615-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Japan Fund Fidelity Advisor® Japan Fund Class A : FPJAX

This annual shareholder report contains information about Fidelity® Japan Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 108	0.97%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•With that said, in March 2024, the Bank of Japan raised short-term interest rates for the first time in 17 years, ending its negative interest rate policy.
•Against this backdrop, stock selection in Japan and a non-benchmark allocation to the United States contributed to the fund's performance versus the TOPIX Total Return Index for the fiscal year.
•By sector, security selection was the primary contributor, led by industrials, where our stock picks in capital goods helped most. Stock picking in financials and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in IHI (+196%). The second-largest relative contributor was an overweight in Hitachi (+109%). The stock was among the fund's largest holdings. An overweight in Dexerials (+115%) also helped. We trimmed our stakes in all three stocks.
•In contrast, from a regional standpoint, non-benchmark allocations to emerging markets and Asia Pacific ex Japan modestly detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology, primarily within the semiconductors & semiconductor equipment industry. Security selection in energy also hampered the fund's result. Also hurting our result was an underweight in industrials, primarily within the capital goods industry.
•The largest individual relative detractor this period was avoiding Recruit Holdings, a benchmark component that gained 120%. The second-largest relative detractor was our non-benchmark stake in JTOWER (-31%). The stock was not held at period end. An overweight in TechnoPro Holdings (-4%) also hurt, and we reduced our exposure to the stock.
•By sector, meaningful changes in positioning include increased exposure to materials and industrials.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	16.34%	4.15%	5.46%
Class A (without 5.75% sales charge)	23.44%	5.39%	6.09%
Tokyo Stock Price Index (TOPIX)	21.72%	5.29%	6.46%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$692,986,086
Number of Holdings	89
Total Advisory Fee	$3,522,427
Portfolio Turnover	21%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	25.1
Information Technology	18.9
Consumer Discretionary	14.7
Financials	13.4
Materials	7.8
Health Care	7.1
Communication Services	4.2
Consumer Staples	3.2
Energy	1.9
Utilities	1.9
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Sumitomo Mitsui Financial Group Inc	6.0
Hitachi Ltd	5.0
Sony Group Corp	3.8
Shin-Etsu Chemical Co Ltd	3.3
Hoya Corp	3.3
ORIX Corp	3.1
Renesas Electronics Corp	2.7
Fujitsu Ltd	2.6
FUJIFILM Holdings Corp	2.4
Denso Corp	2.3
34.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913882.100    2256-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Total International Equity Fund Fidelity Advisor® Total International Equity Fund Class A : FTAEX

This annual shareholder report contains information about Fidelity® Total International Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 139	1.24%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an overweight in the United States and stock picks in Japan contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in materials. An underweight in consumer staples also boosted relative performance. Also bolstering our relative result were picks and an overweight in industrials, primarily within the capital goods industry.
•The top individual relative contributor was an overweight in Taiwan Semiconductor (+100%). The company was the fund's largest holding. The second-largest relative contributor was an overweight in CRH (+83%). The stock was among our largest holdings. An overweight in China Life Insurance (+65%) also contributed.
•In contrast, from a regional standpoint, stock picks in Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Also hurting our result was security selection in information technology, primarily within the technology hardware & equipment industry, and consumer staples, primarily within the consumer staples distribution & retail industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Samsung Electronics (-13%). The stock was among our biggest holdings. The second-largest relative detractor was an overweight in Wal Mart De Mexico (-21%). This period we increased our stake in Wal Mart De Mexico. An overweight in Edenred (-38%) also detracted.
•Notable changes in positioning include higher allocations to Germany and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	18.05%	6.59%	5.74%
Class A (without 5.75% sales charge)	25.25%	7.86%	6.37%
MSCI ACWI (All Country World Index) ex USA Index	24.55%	5.95%	4.97%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$319,759,338
Number of Holdings	305
Total Advisory Fee	$2,246,403
Portfolio Turnover	33%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	23.8
Industrials	20.0
Information Technology	14.0
Materials	10.5
Consumer Discretionary	9.5
Health Care	5.5
Energy	5.0
Communication Services	4.2
Consumer Staples	3.6
Real Estate	0.3
Utilities	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	3.4
Tencent Holdings Ltd	2.5
CRH PLC	1.8
Samsung Electronics Co Ltd	1.8
SAP SE	1.6
Novo Nordisk A/S Series B	1.6
Linde PLC	1.6
ASML Holding NV	1.5
Canadian Pacific Kansas City Ltd	1.5
BAE Systems PLC	1.3
18.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

The class reduced its contractual expense cap during the reporting period.

The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913943.100    1980-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Fund Fidelity® Emerging Markets Fund : FEMKX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Emerging Markets Fund	$ 98	0.87%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, a non-benchmark allocation to developed markets - especially the U.S. - and stock picks in Taiwan contributed to the fund's performance versus the MSCI Emerging Markets (Net MA) Index for the fiscal year.
•By sector, the biggest contributors to performance versus the benchmark were stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. An underweight in materials also boosted the fund's relative performance. Also bolstering our relative result was stock picking in consumer discretionary.
•The fund's non-benchmark stake in Nvidia gained 223% and was the top individual relative contributor. This period we decreased our investment in Nvidia. The stock was among our largest holdings. A second notable relative contributor was our non-benchmark stake in International Games System (+242%). This period we decreased our investment in International Games System. An overweight in Taiwan Semiconductor Manufacturing (+99%) also helped. The stock was the fund's largest holding.
•In contrast, from a geographical standpoint, stock picks in India and South Korea detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Also hurting our result were picks and overweights in consumer staples and health care.
•The largest individual relative detractor was an underweight in Alibaba (+23%). The stock was not held at period end. The second-largest relative detractor was an overweight in Kweichow Moutai (-4%). The company was among the fund's largest holdings this period. Another notable relative detractor this period was avoiding Hon Hai Precision Industry, a benchmark component that gained approximately 128%.
•Notable changes in positioning include decreased exposure to India and Saudi Arabia, and a higher allocation to China and Taiwan. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to industrials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Emerging Markets Fund	26.02%	6.13%	6.09%
MSCI Emerging Markets Index	25.33%	3.95%	3.46%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$8,930,817,606
Number of Holdings	86
Total Advisory Fee	$66,535,420
Portfolio Turnover	46%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.4
Financials	17.2
Consumer Discretionary	12.9
Industrials	9.5
Communication Services	9.3
Energy	6.2
Consumer Staples	5.4
Health Care	5.3
Materials	2.0
Utilities	1.7
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.6
NVIDIA Corp	4.0
Meituan B Shares	3.1
PDD Holdings Inc Class A ADR	3.1
Samsung Electronics Co Ltd	3.0
Bank Central Asia Tbk PT	2.9
HDFC Bank Ltd	2.6
SK Hynix Inc	2.2
JD.com Inc ADR	2.1
43.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity® Latin America Fund merged into Fidelity® Emerging Markets Fund on September 13, 2024.
The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913859.100    322-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Canada Fund Fidelity Advisor® Canada Fund Class Z : FIQEX

This annual shareholder report contains information about Fidelity® Canada Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 105	0.92%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in Canada's materials sector, and stock selection and an underweight in financials, primarily within the banking industry, detracted most from the fund's performance versus the S&P/TSX Composite Index for the fiscal year.
•The largest individual relative detractor was an overweight in Alimentation Couche-Tard (-3%). The stock was among the fund's largest holdings. Not owning Canadian Imperial Bank of Commerce, a benchmark component that gained 87%, was the second-largest relative detractor. An overweight in Canadian Pacific Kansas City Limited (+9%) - another of the fund's largest holdings - also hurt.
•By sector, the biggest contributors to performance versus the benchmark were picks and an overweight in information technology, primarily within the software & services industry. Stock choices in consumer discretionary and communication services also boosted the fund's relative performance.
•The top individual relative contributor this period was avoiding BCE, a benchmark component that returned about -6%. Not owning Cenovus Energy, a benchmark component that returned -13%, was the second-largest relative contributor. An overweight in Brookfield Asset Management (+91%) also helped.
•By sector, meaningful changes in positioning include increased exposure to information technology.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	26.62%	10.77%	9.40%
S&P/TSX Composite Index	31.52%	10.03%	8.84%
A   From October 2, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$942,476,918
Number of Holdings	63
Total Advisory Fee	$8,782,874
Portfolio Turnover	8%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	27.5
Energy	17.5
Industrials	13.0
Information Technology	11.1
Materials	11.1
Consumer Staples	8.6
Consumer Discretionary	7.0
Communication Services	2.8
Health Care	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Royal Bank of Canada	8.6
Canadian Pacific Kansas City Ltd	5.7
Constellation Software Inc/Canada	5.6
Alimentation Couche-Tard Inc	4.9
Canadian Natural Resources Ltd	4.8
PrairieSky Royalty Ltd	4.0
Franco-Nevada Corp	3.8
Suncor Energy Inc	3.5
Dollarama Inc	3.5
Shopify Inc Class A	3.4
47.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913849.100    3263-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Growth Fund Fidelity Advisor® International Growth Fund Class M : FITGX

This annual shareholder report contains information about Fidelity® International Growth Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 161	1.43%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks and an overweight in the United States and security selection in the U.K. contributed to the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, an underweight in consumer staples was the primary contributor. Stock selection in materials also boosted the fund's relative performance. Also helping our relative result was an overweight in industrials, primarily within the capital goods industry.
•The fund's non-benchmark stake in Taiwan Semiconductor gained 99% and was the top individual relative contributor. The stock was among our largest holdings. A second notable relative contributor was an overweight in CRH (+83%). The stock was among the fund's biggest holdings. Another notable relative contributor was our non-benchmark stake in GE Vernova (+100%). This was a position we established this period.
•In contrast, from a regional standpoint, an underweight in Asia Pacific ex Japan and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Also hurting our result was security selection in industrials, primarily within the capital goods industry, and energy. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Edenred (-38%). Not owning Schneider Electric, a benchmark component that gained  approximately 71%, was the second-largest relative detractor. Not owning Commonwealth Bank of Australia, a benchmark component that gained roughly 59%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to Germany and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to consumer staples and health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	20.32%	5.90%	6.33%
Class M (without 3.50% sales charge)	24.69%	6.66%	6.71%
MSCI EAFE Growth Index	23.46%	5.78%	6.19%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,046,615,302
Number of Holdings	73
Total Advisory Fee	$43,926,728
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	31.9
Information Technology	19.7
Financials	16.0
Materials	10.7
Consumer Discretionary	10.3
Health Care	6.1
Consumer Staples	1.1
Energy	0.7
Communication Services	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
SAP SE	5.3
Novo Nordisk A/S Series B	5.1
ASML Holding NV	4.8
Safran SA	4.0
CRH PLC	3.9
Linde PLC	3.8
Atlas Copco AB A Shares	3.4
Taiwan Semiconductor Manufacturing Co Ltd	3.3
Recruit Holdings Co Ltd	3.0
LVMH Moet Hennessy Louis Vuitton SE	2.7
39.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913951.100    1988-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Opportunities Fund Fidelity Advisor® International Small Cap Opportunities Fund Class I : FOPIX

This annual shareholder report contains information about Fidelity® International Small Cap Opportunities Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 111	0.98%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in Europe ex U.K. and a non-benchmark allocation to the United States contributed to the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within communication services, where our picks in media & entertainment helped most. Stock selection and an overweight in industrials, primarily within the capital goods industry, and security selection and an underweight in consumer discretionary also boosted the fund's relative performance.
•The fund's non-benchmark stake in Lagercrantz gained 116% and was the top individual relative contributor. The stock was the fund's largest holding. The second-largest relative contributor was an overweight in Addtech (+91%). The company was among the fund's largest holdings. A non-benchmark stake in Kongsberg Gruppen gained approximately 158% and notably helped. The stock was one of the fund's biggest holdings this period.
•In contrast, from a regional standpoint, stock selection in the U.K. and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was an underweight in financials. Also hurting our result was security selection in health care and consumer staples. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Spectris (-11%). The stock was one of our biggest holdings. The second-largest relative detractor was our non-benchmark stake in Richelieu Hardware (-11%). An overweight in SHO-BOND Holdings (-7%) also detracted.
•Notable changes in positioning include a higher allocation to Europe. By sector, meaningful changes in positioning include higher allocations to multi-sector holdings and materials.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	26.37%	5.70%	7.16%
MSCI EAFE Small Cap Index	23.20%	4.27%	5.90%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,271,531,943
Number of Holdings	111
Total Advisory Fee	$10,572,915
Portfolio Turnover	27%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	30.2
Information Technology	19.8
Consumer Discretionary	10.2
Communication Services	9.3
Financials	6.5
Health Care	5.1
Materials	4.3
Consumer Staples	3.3
Real Estate	2.4
Energy	1.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	5.1
iShares MSCI EAFE Small-Cap ETF	4.8
CTS Eventim AG & Co KGaA	4.1
AddTech AB B Shares	4.1
Azbil Corp	3.2
Morningstar Inc	2.7
Spectris PLC	2.6
Interpump Group SpA	2.4
Aalberts NV	2.2
Howden Joinery Group PLC	2.0
33.2
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913933.100    1485-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Value Fund Fidelity Advisor® International Value Fund Class C : FIVOX

This annual shareholder report contains information about Fidelity® International Value Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 209	1.88%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in Japan and security selection and an overweight in the United States contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials, where our stock picks in capital goods helped most. Security selection in materials also boosted the fund's relative performance. Also contributing to our result was an overweight in financials.
•The top individual relative contributor was an overweight in Hitachi (+110%). The company was among the fund's biggest holdings. A second notable relative contributor was an overweight in Mitsubishi Heavy Industries (+162%). This was a stake we established this period. Another notable relative contributor was our non-benchmark stake in Rheinmetall (+82%). The stock was among our biggest holdings this period.
•In contrast, from a regional standpoint, stock picks in the U.K. and Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Stock picking in financials also hampered the fund's result. Also hurting our result was an overweight in energy.
•The largest individual relative detractor was an overweight in BHP (+5%). The stock was among the fund's biggest holdings. A second notable relative detractor was an overweight in GSK (-11%). This was a stake we established this period. A non-benchmark stake in Prudential returned -19% and notably hurt.
•Notable changes in positioning include decreased exposure to France and Australia. By sector, meaningful changes in positioning include lower allocations to consumer discretionary and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	21.44%	7.18%	3.93%
Class C	22.44%	7.18%	3.93%
MSCI EAFE Value Index	23.14%	6.76%	4.54%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,472,284,197
Number of Holdings	101
Total Advisory Fee	$8,618,481
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	35.1
Industrials	18.0
Materials	13.0
Energy	8.4
Consumer Discretionary	5.0
Health Care	4.7
Information Technology	4.3
Consumer Staples	3.9
Communication Services	3.0
Real Estate	0.9
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.7
Hitachi Ltd	2.8
Banco Santander SA	2.4
AXA SA	2.3
CRH PLC	2.2
BAE Systems PLC	2.1
BHP Group Ltd	2.1
Rheinmetall AG	2.1
TotalEnergies SE	2.0
Mitsubishi UFJ Financial Group Inc	2.0
23.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913938.100    1614-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Discovery Fund Fidelity Advisor® Emerging Markets Discovery Fund Class C : FEDGX

This annual shareholder report contains information about Fidelity® Emerging Markets Discovery Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 215	2.02%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an underweight in Emerging Asia, primarily in India, and stock picking and an overweight in Latin America, primarily in Brazil, detracted from the fund's performance versus the MSCI Emerging Markets SMID Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result were stock picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer staples.
•The largest individual relative detractor was our stake in Pharmaron Beijing (-48%). The second-largest relative detractor was Hanon Systems (-52%). The stock was not held at period end. Another notable relative detractor was an overweight in Nanya Technology (-34%).
•In contrast, from a regional standpoint, stock selection in Africa, primarily in South Africa, and stock picks and an underweight in the Middle East, primarily in United Arab Emirates, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in communication services, primarily within the media & entertainment industry. Stock picks and an underweight in materials and stock selection and an overweight in industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in International Games System (+243%). This period we decreased our investment in the stock, which was nonetheless one of our largest holdings as of October 31. The second-largest relative contributor was a non-benchmark stake in Hindustan Aeronautics (+136%), where we decreased our investment this period. Another notable relative contributor was an overweight in Bharat Electronics (+111%).
•Notable changes in positioning include increased exposure to Taiwan and South Africa. By sector, meaningful changes in positioning include lower allocations to health care and utilities.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	12.16%	6.21%	4.57%
Class C	13.16%	6.21%	4.57%
MSCI Emerging Markets SMID Cap Index	22.04%	7.42%	4.28%
MSCI Emerging Markets Index	25.33%	3.95%	3.46%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,183,237,609
Number of Holdings	111
Total Advisory Fee	$10,611,763
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	21.0
Consumer Discretionary	18.3
Financials	14.5
Information Technology	10.9
Consumer Staples	7.8
Real Estate	7.4
Health Care	4.6
Materials	4.6
Utilities	3.9
Energy	3.3
Communication Services	3.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Impala Platinum Holdings Ltd	1.8
Shriram Finance Ltd	1.4
SITC International Holdings Co Ltd	1.4
Bizlink Holding Inc	1.4
Yageo Corp	1.4
Torrent Pharmaceuticals Ltd	1.3
Mr Price Group Ltd	1.3
International Games System Co Ltd	1.3
Nien Made Enterprise Co Ltd	1.3
Coway Co Ltd	1.3
13.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913975.100    2376-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Japan Fund Fidelity Advisor® Japan Fund Class Z : FIQLX

This annual shareholder report contains information about Fidelity® Japan Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 63	0.56%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•With that said, in March 2024, the Bank of Japan raised short-term interest rates for the first time in 17 years, ending its negative interest rate policy.
•Against this backdrop, stock selection in Japan and a non-benchmark allocation to the United States contributed to the fund's performance versus the TOPIX Total Return Index for the fiscal year.
•By sector, security selection was the primary contributor, led by industrials, where our stock picks in capital goods helped most. Stock picking in financials and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in IHI (+196%). The second-largest relative contributor was an overweight in Hitachi (+109%). The stock was among the fund's largest holdings. An overweight in Dexerials (+115%) also helped. We trimmed our stakes in all three stocks.
•In contrast, from a regional standpoint, non-benchmark allocations to emerging markets and Asia Pacific ex Japan modestly detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology, primarily within the semiconductors & semiconductor equipment industry. Security selection in energy also hampered the fund's result. Also hurting our result was an underweight in industrials, primarily within the capital goods industry.
•The largest individual relative detractor this period was avoiding Recruit Holdings, a benchmark component that gained 120%. The second-largest relative detractor was our non-benchmark stake in JTOWER (-31%). The stock was not held at period end. An overweight in TechnoPro Holdings (-4%) also hurt, and we reduced our exposure to the stock.
•By sector, meaningful changes in positioning include increased exposure to materials and industrials.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	23.87%	5.83%	4.92%
Tokyo Stock Price Index (TOPIX)	21.72%	5.29%	4.08%
A   From October 2, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$692,986,086
Number of Holdings	89
Total Advisory Fee	$3,522,427
Portfolio Turnover	21%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	25.1
Information Technology	18.9
Consumer Discretionary	14.7
Financials	13.4
Materials	7.8
Health Care	7.1
Communication Services	4.2
Consumer Staples	3.2
Energy	1.9
Utilities	1.9
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Sumitomo Mitsui Financial Group Inc	6.0
Hitachi Ltd	5.0
Sony Group Corp	3.8
Shin-Etsu Chemical Co Ltd	3.3
Hoya Corp	3.3
ORIX Corp	3.1
Renesas Electronics Corp	2.7
Fujitsu Ltd	2.6
FUJIFILM Holdings Corp	2.4
Denso Corp	2.3
34.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913886.100    3270-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Equity Income Fund Fidelity Advisor® Global Equity Income Fund Class Z : FGEKX

This annual shareholder report contains information about Fidelity® Global Equity Income Fund for the period October 18, 2024 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z A	$ 2	0.64%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in the United States and picks and an overweight in the U.K. detracted from the fund's performance versus the MSCI All Country World Index (Net MA) for the fiscal year.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Also hurting our result was stock selection in consumer discretionary and communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor this period was avoiding Nvidia, a benchmark component that gained about 226%. Not owning Meta Platforms, a benchmark component that gained  89%, was the second-largest relative detractor. An overweight in Dollar Tree (-41%) also hurt.
•In contrast, from a regional standpoint, an underweight in emerging markets and picks in Europe ex U.K., primarily in Germany, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. Stock picks in utilities and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative result.
•The top individual relative contributor was an overweight in Vistra (+290%). The second-largest relative contributor was an overweight in Taiwan Semiconductor (+97%), which was among the largest holdings. Another notable relative contributor was an overweight in Rheinmetall (+82%), also among the biggest holdings.
•Notable changes in positioning include a lower allocation to France. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$257,697,453
Number of Holdings	153
Total Advisory Fee	$1,240,182
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	20.5
Financials	13.5
Industrials	12.1
Health Care	11.8
Consumer Discretionary	9.4
Consumer Staples	8.8
Communication Services	6.2
Energy	4.8
Utilities	4.6
Materials	4.3
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	5.4
Microsoft Corp	4.6
Taiwan Semiconductor Manufacturing Co Ltd	2.7
Rheinmetall AG	2.2
NXP Semiconductors NV	2.0
JPMorgan Chase & Co	1.7
Linde PLC	1.5
Eli Lilly & Co	1.4
UnitedHealth Group Inc	1.4
AbbVie Inc	1.4
24.3
How has the Fund changed?

This is a summary of certain changes to the Fund since October 18, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Global Equity Income Fund merged into Fidelity® Global Equity Income Fund on October 25, 2024.	The fund changed its investment objective from non-fundamental to fundamental effective July 26, 2024.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918446.100    7770-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Fund Fidelity Advisor® International Small Cap Fund Class Z : FIQIX

This annual shareholder report contains information about Fidelity® International Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 105	0.96%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an underweight in emerging markets, primarily in India, and picks in the U.K. and Brazil detracted from the fund's performance versus the Fidelity International Small Cap Fund Linked Index for the fiscal year.
•By sector, security selection in financials was the largest detractor. However, picks in industrials, health care and consumer discretionary also meaningfully weighed on the fund's relative result.
•The largest individual relative detractor was our non-benchmark stake in Hypera Pharma (-35%). A non-benchmark stake in Mayr-Melnhof Karton returned roughly -24% and was the second-largest relative detractor. An overweight in Stabilus (-36%) also hurt.
•In contrast, from a regional standpoint, picks in emerging markets, primarily in Taiwan and China, contributed to the fund's relative result. In Europe ex U.K., investment choices in Germany proved rewarding.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in communication services, primarily within the media & entertainment industry. Security selection in information technology, primarily within the technology hardware & equipment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in International Games System (+238%). This period we decreased our position in International Games System. The company was among our biggest holdings. The second-largest relative contributor was our non-benchmark stake in Rheinmetall (+81%). The company was the fund's biggest holding. Another notable relative contributor was an overweight in Test Research (+131%).
•Notable changes in positioning include decreased exposure to Germany and a higher allocation to Japan and Taiwan. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer discretionary.

How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	19.01%	6.48%	5.24%
MSCI ACWI (All Country World Index) ex USA Small Cap Index	23.90%	6.35%	4.99%
A   From October 2, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,778,290,407
Number of Holdings	197
Total Advisory Fee	$43,346,727
Portfolio Turnover	17%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	22.4
Financials	13.2
Consumer Discretionary	11.0
Consumer Staples	10.4
Information Technology	9.4
Materials	8.2
Real Estate	5.9
Health Care	5.4
Communication Services	4.8
Energy	3.7
Utilities	1.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Rheinmetall AG	1.3
Premier Foods PLC	1.2
Century Pacific Food Inc	1.1
Logista Integral SA	1.0
North West Co Inc/The	1.0
Ashtead Technology Holdings plc	1.0
Shriram Finance Ltd	0.9
RHI Magnesita NV	0.9
BayCurrent Inc	0.9
Richter Gedeon Nyrt	0.9
10.2
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913914.100    3267-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Fund Fidelity Advisor® Emerging Markets Fund Class C : FEMMX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 212	1.88%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, a non-benchmark allocation to developed markets - especially the U.S. - and stock picks in Taiwan contributed to the fund's performance versus the MSCI Emerging Markets (Net MA) Index for the fiscal year.
•By sector, the biggest contributors to performance versus the benchmark were stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. An underweight in materials also boosted the fund's relative performance. Also bolstering our relative result was stock picking in consumer discretionary.
•The fund's non-benchmark stake in Nvidia gained 223% and was the top individual relative contributor. This period we decreased our investment in Nvidia. The stock was among our largest holdings. A second notable relative contributor was our non-benchmark stake in International Games System (+242%). This period we decreased our investment in International Games System. An overweight in Taiwan Semiconductor Manufacturing (+99%) also helped. The stock was the fund's largest holding.
•In contrast, from a geographical standpoint, stock picks in India and South Korea detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Also hurting our result were picks and overweights in consumer staples and health care.
•The largest individual relative detractor was an underweight in Alibaba (+23%). The stock was not held at period end. The second-largest relative detractor was an overweight in Kweichow Moutai (-4%). The company was among the fund's largest holdings this period. Another notable relative detractor this period was avoiding Hon Hai Precision Industry, a benchmark component that gained approximately 128%.
•Notable changes in positioning include decreased exposure to India and Saudi Arabia, and a higher allocation to China and Taiwan. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2021 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class C (incl. contingent deferred sales charge)	23.73%	-3.43%
Class C	24.73%	-3.43%
MSCI Emerging Markets Index	25.33%	-2.26%
A   From May 11, 2021
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$8,930,817,606
Number of Holdings	86
Total Advisory Fee	$66,535,420
Portfolio Turnover	46%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.4
Financials	17.2
Consumer Discretionary	12.9
Industrials	9.5
Communication Services	9.3
Energy	6.2
Consumer Staples	5.4
Health Care	5.3
Materials	2.0
Utilities	1.7
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.6
NVIDIA Corp	4.0
Meituan B Shares	3.1
PDD Holdings Inc Class A ADR	3.1
Samsung Electronics Co Ltd	3.0
Bank Central Asia Tbk PT	2.9
HDFC Bank Ltd	2.6
SK Hynix Inc	2.2
JD.com Inc ADR	2.1
43.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity® Latin America Fund merged into Fidelity® Emerging Markets Fund on September 13, 2024.
The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913861.100    6356-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Fund Fidelity Advisor® Emerging Markets Fund Class I : FECMX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 99	0.87%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, a non-benchmark allocation to developed markets - especially the U.S. - and stock picks in Taiwan contributed to the fund's performance versus the MSCI Emerging Markets (Net MA) Index for the fiscal year.
•By sector, the biggest contributors to performance versus the benchmark were stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. An underweight in materials also boosted the fund's relative performance. Also bolstering our relative result was stock picking in consumer discretionary.
•The fund's non-benchmark stake in Nvidia gained 223% and was the top individual relative contributor. This period we decreased our investment in Nvidia. The stock was among our largest holdings. A second notable relative contributor was our non-benchmark stake in International Games System (+242%). This period we decreased our investment in International Games System. An overweight in Taiwan Semiconductor Manufacturing (+99%) also helped. The stock was the fund's largest holding.
•In contrast, from a geographical standpoint, stock picks in India and South Korea detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Also hurting our result were picks and overweights in consumer staples and health care.
•The largest individual relative detractor was an underweight in Alibaba (+23%). The stock was not held at period end. The second-largest relative detractor was an overweight in Kweichow Moutai (-4%). The company was among the fund's largest holdings this period. Another notable relative detractor this period was avoiding Hon Hai Precision Industry, a benchmark component that gained approximately 128%.
•Notable changes in positioning include decreased exposure to India and Saudi Arabia, and a higher allocation to China and Taiwan. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2021 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class I	26.01%	-2.39%
MSCI Emerging Markets Index	25.33%	-2.26%
A   From May 11, 2021
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$8,930,817,606
Number of Holdings	86
Total Advisory Fee	$66,535,420
Portfolio Turnover	46%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.4
Financials	17.2
Consumer Discretionary	12.9
Industrials	9.5
Communication Services	9.3
Energy	6.2
Consumer Staples	5.4
Health Care	5.3
Materials	2.0
Utilities	1.7
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.6
NVIDIA Corp	4.0
Meituan B Shares	3.1
PDD Holdings Inc Class A ADR	3.1
Samsung Electronics Co Ltd	3.0
Bank Central Asia Tbk PT	2.9
HDFC Bank Ltd	2.6
SK Hynix Inc	2.2
JD.com Inc ADR	2.1
43.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity® Latin America Fund merged into Fidelity® Emerging Markets Fund on September 13, 2024.
The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913863.100    6358-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Japan Fund Fidelity Advisor® Japan Fund Class C : FJPCX

This annual shareholder report contains information about Fidelity® Japan Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 190	1.70%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•With that said, in March 2024, the Bank of Japan raised short-term interest rates for the first time in 17 years, ending its negative interest rate policy.
•Against this backdrop, stock selection in Japan and a non-benchmark allocation to the United States contributed to the fund's performance versus the TOPIX Total Return Index for the fiscal year.
•By sector, security selection was the primary contributor, led by industrials, where our stock picks in capital goods helped most. Stock picking in financials and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in IHI (+196%). The second-largest relative contributor was an overweight in Hitachi (+109%). The stock was among the fund's largest holdings. An overweight in Dexerials (+115%) also helped. We trimmed our stakes in all three stocks.
•In contrast, from a regional standpoint, non-benchmark allocations to emerging markets and Asia Pacific ex Japan modestly detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology, primarily within the semiconductors & semiconductor equipment industry. Security selection in energy also hampered the fund's result. Also hurting our result was an underweight in industrials, primarily within the capital goods industry.
•The largest individual relative detractor this period was avoiding Recruit Holdings, a benchmark component that gained 120%. The second-largest relative detractor was our non-benchmark stake in JTOWER (-31%). The stock was not held at period end. An overweight in TechnoPro Holdings (-4%) also hurt, and we reduced our exposure to the stock.
•By sector, meaningful changes in positioning include increased exposure to materials and industrials.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	21.54%	4.64%	5.50%
Class C	22.54%	4.64%	5.50%
Tokyo Stock Price Index (TOPIX)	21.72%	5.29%	6.46%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$692,986,086
Number of Holdings	89
Total Advisory Fee	$3,522,427
Portfolio Turnover	21%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	25.1
Information Technology	18.9
Consumer Discretionary	14.7
Financials	13.4
Materials	7.8
Health Care	7.1
Communication Services	4.2
Consumer Staples	3.2
Energy	1.9
Utilities	1.9
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Sumitomo Mitsui Financial Group Inc	6.0
Hitachi Ltd	5.0
Sony Group Corp	3.8
Shin-Etsu Chemical Co Ltd	3.3
Hoya Corp	3.3
ORIX Corp	3.1
Renesas Electronics Corp	2.7
Fujitsu Ltd	2.6
FUJIFILM Holdings Corp	2.4
Denso Corp	2.3
34.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913883.100    2258-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® China Region Fund Fidelity Advisor® China Region Fund Class M : FHKTX

This annual shareholder report contains information about Fidelity® China Region Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 167	1.44%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•After trailing for most of the period, stocks in the China region got a boost in September from the Chinese government's announcement of aggressive monetary stimulus measures.
•Against this backdrop, picks in Taiwan had, by far, the biggest positive impact on the fund's performance versus the MSCI Golden Dragon (Net MA) Index for the fiscal year.
•By sector, security selection in information technology was the primary contributor, where our stock picks in semiconductors & semiconductor equipment helped most. Stock picks in materials and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Taiwan Semiconductor (+101%). The stock was the fund's biggest holding. A non-benchmark stake in Sea gained roughly 118% and was a second notable relative contributor. An overweight in Trip.com (+89%) also contributed. The stock was among our largest holdings.
•In contrast, from a geographical standpoint, an underweight in Taiwan, stock selection in Hong Kong and non-benchmark exposure to South Korea detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials, primarily within the insurance industry. Stock selection and an overweight in health care also hampered the fund's result, as did picks in energy. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in NetEase (-25%). The company was among our largest holdings this period. The second-largest relative detractor was our non-benchmark stake in Samsung Electronics (-10%). Another notable relative detractor was our stake in Asymchem Laboratories (-54%), which was not held by the fund at period end.
•Notable changes in positioning include increased exposure to Taiwan and a lower allocation to Hong Kong. By sector, meaningful changes in positioning include lower allocations to health care and consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	27.85%	4.86%	5.79%
Class M (without 3.50% sales charge)	32.49%	5.61%	6.16%
MSCI Golden Dragon Index	32.29%	3.79%	5.08%
MSCI Emerging Markets Index	25.33%	3.95%	3.46%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,209,670,065
Number of Holdings	86
Total Advisory Fee	$8,069,000
Portfolio Turnover	30%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	31.3
Consumer Discretionary	23.9
Communication Services	13.8
Financials	13.1
Industrials	4.2
Health Care	3.3
Materials	3.2
Consumer Staples	2.6
Real Estate	1.0
Energy	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	22.8
Tencent Holdings Ltd	10.3
Alibaba Group Holding Ltd	5.5
Meituan B Shares	4.0
PDD Holdings Inc Class A ADR	3.4
China Construction Bank Corp H Shares	3.1
AIA Group Ltd	3.0
Hon Hai Precision Industry Co Ltd	2.4
Zijin Mining Group Co Ltd H Shares	2.1
JD.com Inc A Shares	1.5
58.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913891.100    2067-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Total International Equity Fund Fidelity Advisor® Total International Equity Fund Class C : FTCEX

This annual shareholder report contains information about Fidelity® Total International Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 223	1.99%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an overweight in the United States and stock picks in Japan contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in materials. An underweight in consumer staples also boosted relative performance. Also bolstering our relative result were picks and an overweight in industrials, primarily within the capital goods industry.
•The top individual relative contributor was an overweight in Taiwan Semiconductor (+100%). The company was the fund's largest holding. The second-largest relative contributor was an overweight in CRH (+83%). The stock was among our largest holdings. An overweight in China Life Insurance (+65%) also contributed.
•In contrast, from a regional standpoint, stock picks in Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Also hurting our result was security selection in information technology, primarily within the technology hardware & equipment industry, and consumer staples, primarily within the consumer staples distribution & retail industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Samsung Electronics (-13%). The stock was among our biggest holdings. The second-largest relative detractor was an overweight in Wal Mart De Mexico (-21%). This period we increased our stake in Wal Mart De Mexico. An overweight in Edenred (-38%) also detracted.
•Notable changes in positioning include higher allocations to Germany and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	23.28%	7.05%	5.72%
Class C	24.28%	7.05%	5.72%
MSCI ACWI (All Country World Index) ex USA Index	24.55%	5.95%	4.97%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$319,759,338
Number of Holdings	305
Total Advisory Fee	$2,246,403
Portfolio Turnover	33%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	23.8
Industrials	20.0
Information Technology	14.0
Materials	10.5
Consumer Discretionary	9.5
Health Care	5.5
Energy	5.0
Communication Services	4.2
Consumer Staples	3.6
Real Estate	0.3
Utilities	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	3.4
Tencent Holdings Ltd	2.5
CRH PLC	1.8
Samsung Electronics Co Ltd	1.8
SAP SE	1.6
Novo Nordisk A/S Series B	1.6
Linde PLC	1.6
ASML Holding NV	1.5
Canadian Pacific Kansas City Ltd	1.5
BAE Systems PLC	1.3
18.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

The class reduced its contractual expense cap during the reporting period.

The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913944.100    1982-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Worldwide Fund Fidelity® Worldwide Fund : FWWFX

This annual shareholder report contains information about Fidelity® Worldwide Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Worldwide Fund	$ 85	0.70%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, by region, security selection in the United States was the primary contributor to the fund's performance versus the MSCI World Index for the fiscal year.
•By sector, security selection was the primary contributor, especially within consumer discretionary. Stock picking in information technology, primarily within the semiconductors & semiconductor equipment industry, and industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+219%). We decreased our position in Nvidia during the period, but the company was the fund's largest holding at period end. The second-largest relative contributor was an overweight in Constellation Energy (+138%). This period we increased our investment in the stock. An overweight in Meta Platforms (+89%), which was one of the fund's largest holdings, also helped.
•In contrast, from a regional standpoint, an overweight in emerging markets, and stock selection and an overweight in the U.K., detracted from the fund's relative result.
•By sector, the biggest detractors from performance versus the benchmark were stock picking and an underweight in financials. Also modestly hurting our result were overweights in consumer discretionary, primarily within the consumer durables & apparel industry, and information technology.
•The biggest individual relative detractor was a stake in Jabil (-8%). The stock was not held at period end. The second-largest relative detractor was an overweight in Coinbase Global (-25%). This was a position we established this period. An overweight in Oracle (+8%) also hurt. We notably decreased our stake in Oracle by period end.
•Notable changes in positioning by region include a lower allocation to Japan. By sector, meaningful changes in positioning include decreased exposure to energy and a higher allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Worldwide Fund	43.51%	14.18%	11.42%
MSCI World Index	34.17%	12.46%	10.24%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$3,143,670,063
Number of Holdings	189
Total Advisory Fee	$19,608,125
Portfolio Turnover	108%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.6
Consumer Discretionary	16.6
Industrials	16.3
Financials	14.4
Communication Services	10.4
Health Care	8.5
Energy	3.1
Utilities	2.4
Real Estate	2.2
Consumer Staples	2.0
Materials	1.9

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	5.6
Meta Platforms Inc Class A	4.7
Microsoft Corp	4.1
Apple Inc	3.8
Modine Manufacturing Co	3.1
Eli Lilly & Co	3.1
Amazon.com Inc	2.7
Fiserv Inc	2.5
Alphabet Inc Class A	2.4
Deckers Outdoor Corp	2.4
34.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913856.100    318-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® China Region Fund Fidelity Advisor® China Region Fund Class C : FCHKX

This annual shareholder report contains information about Fidelity® China Region Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 225	1.94%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•After trailing for most of the period, stocks in the China region got a boost in September from the Chinese government's announcement of aggressive monetary stimulus measures.
•Against this backdrop, picks in Taiwan had, by far, the biggest positive impact on the fund's performance versus the MSCI Golden Dragon (Net MA) Index for the fiscal year.
•By sector, security selection in information technology was the primary contributor, where our stock picks in semiconductors & semiconductor equipment helped most. Stock picks in materials and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Taiwan Semiconductor (+101%). The stock was the fund's biggest holding. A non-benchmark stake in Sea gained roughly 118% and was a second notable relative contributor. An overweight in Trip.com (+89%) also contributed. The stock was among our largest holdings.
•In contrast, from a geographical standpoint, an underweight in Taiwan, stock selection in Hong Kong and non-benchmark exposure to South Korea detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was security selection in financials, primarily within the insurance industry. Stock selection and an overweight in health care also hampered the fund's result, as did picks in energy. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in NetEase (-25%). The company was among our largest holdings this period. The second-largest relative detractor was our non-benchmark stake in Samsung Electronics (-10%). Another notable relative detractor was our stake in Asymchem Laboratories (-54%), which was not held by the fund at period end.
•Notable changes in positioning include increased exposure to Taiwan and a lower allocation to Hong Kong. By sector, meaningful changes in positioning include lower allocations to health care and consumer staples.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	30.82%	5.13%	5.86%
Class C	31.82%	5.13%	5.86%
MSCI Golden Dragon Index	32.29%	3.79%	5.08%
MSCI Emerging Markets Index	25.33%	3.95%	3.46%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,209,670,065
Number of Holdings	86
Total Advisory Fee	$8,069,000
Portfolio Turnover	30%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	31.3
Consumer Discretionary	23.9
Communication Services	13.8
Financials	13.1
Industrials	4.2
Health Care	3.3
Materials	3.2
Consumer Staples	2.6
Real Estate	1.0
Energy	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	22.8
Tencent Holdings Ltd	10.3
Alibaba Group Holding Ltd	5.5
Meituan B Shares	4.0
PDD Holdings Inc Class A ADR	3.4
China Construction Bank Corp H Shares	3.1
AIA Group Ltd	3.0
Hon Hai Precision Industry Co Ltd	2.4
Zijin Mining Group Co Ltd H Shares	2.1
JD.com Inc A Shares	1.5
58.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913890.100    2066-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity Advisor® International Discovery Fund Class M : FTADX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 129	1.12%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, picks in Europe ex U.K. and Japan contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative performance, as did stock picking in consumer discretionary.
•The top individual relative contributor was our non-benchmark stake in Nvidia (+121%). This period we decreased our investment in Nvidia. A second notable relative contributor was our non-benchmark stake in Taiwan Semiconductor (+96%). The company was one of our largest holdings. Another notable relative contributor was an overweight in Hitachi (+109%), the fund's biggest holding at period end.
•In contrast, from a regional standpoint, a non-benchmark allocation to Canada and an underweight in Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in consumer staples. Security selection in financials also hampered the fund's result. Also hurting our result were stock picks and an underweight in communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The fund's non-benchmark stake in PDD returned -47% and was the largest individual relative detractor. This was a position we established this period. A second notable relative detractor was an overweight in L'Oréal (-9%), which was among the fund's biggest holdings this period. A non-benchmark stake in One97 Communications returned about -29% and notably hurt. The stock was not held at period end.
•Notable changes in positioning include increased exposure to Germany and a lower allocation to India. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	24.30%	5.52%	4.85%
Class M (without 3.50% sales charge)	28.81%	6.27%	5.22%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$9,841,033,775
Number of Holdings	142
Total Advisory Fee	$45,667,963
Portfolio Turnover	44%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	22.3
Industrials	22.0
Consumer Discretionary	14.1
Information Technology	11.8
Health Care	9.8
Materials	5.4
Consumer Staples	4.1
Communication Services	3.3
Energy	3.1
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	3.1
UniCredit SpA	2.7
Novo Nordisk A/S Series B	2.7
ASML Holding NV	2.1
Taiwan Semiconductor Manufacturing Co Ltd	2.0
Constellation Software Inc/Canada	2.0
Unilever PLC	2.0
Compass Group PLC	1.7
UCB SA	1.7
ITOCHU Corp	1.6
21.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913837.100    1401-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Japan Fund Fidelity Advisor® Japan Fund Class I : FJPIX

This annual shareholder report contains information about Fidelity® Japan Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 80	0.72%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•With that said, in March 2024, the Bank of Japan raised short-term interest rates for the first time in 17 years, ending its negative interest rate policy.
•Against this backdrop, stock selection in Japan and a non-benchmark allocation to the United States contributed to the fund's performance versus the TOPIX Total Return Index for the fiscal year.
•By sector, security selection was the primary contributor, led by industrials, where our stock picks in capital goods helped most. Stock picking in financials and consumer discretionary also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in IHI (+196%). The second-largest relative contributor was an overweight in Hitachi (+109%). The stock was among the fund's largest holdings. An overweight in Dexerials (+115%) also helped. We trimmed our stakes in all three stocks.
•In contrast, from a regional standpoint, non-benchmark allocations to emerging markets and Asia Pacific ex Japan modestly detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology, primarily within the semiconductors & semiconductor equipment industry. Security selection in energy also hampered the fund's result. Also hurting our result was an underweight in industrials, primarily within the capital goods industry.
•The largest individual relative detractor this period was avoiding Recruit Holdings, a benchmark component that gained 120%. The second-largest relative detractor was our non-benchmark stake in JTOWER (-31%). The stock was not held at period end. An overweight in TechnoPro Holdings (-4%) also hurt, and we reduced our exposure to the stock.
•By sector, meaningful changes in positioning include increased exposure to materials and industrials.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	23.73%	5.70%	6.43%
Tokyo Stock Price Index (TOPIX)	21.72%	5.29%	6.46%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$692,986,086
Number of Holdings	89
Total Advisory Fee	$3,522,427
Portfolio Turnover	21%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	25.1
Information Technology	18.9
Consumer Discretionary	14.7
Financials	13.4
Materials	7.8
Health Care	7.1
Communication Services	4.2
Consumer Staples	3.2
Energy	1.9
Utilities	1.9
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Sumitomo Mitsui Financial Group Inc	6.0
Hitachi Ltd	5.0
Sony Group Corp	3.8
Shin-Etsu Chemical Co Ltd	3.3
Hoya Corp	3.3
ORIX Corp	3.1
Renesas Electronics Corp	2.7
Fujitsu Ltd	2.6
FUJIFILM Holdings Corp	2.4
Denso Corp	2.3
34.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913885.100    2260-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Fund Fidelity Advisor® Emerging Markets Fund Class A : FEDMX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 128	1.13%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, a non-benchmark allocation to developed markets - especially the U.S. - and stock picks in Taiwan contributed to the fund's performance versus the MSCI Emerging Markets (Net MA) Index for the fiscal year.
•By sector, the biggest contributors to performance versus the benchmark were stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. An underweight in materials also boosted the fund's relative performance. Also bolstering our relative result was stock picking in consumer discretionary.
•The fund's non-benchmark stake in Nvidia gained 223% and was the top individual relative contributor. This period we decreased our investment in Nvidia. The stock was among our largest holdings. A second notable relative contributor was our non-benchmark stake in International Games System (+242%). This period we decreased our investment in International Games System. An overweight in Taiwan Semiconductor Manufacturing (+99%) also helped. The stock was the fund's largest holding.
•In contrast, from a geographical standpoint, stock picks in India and South Korea detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Also hurting our result were picks and overweights in consumer staples and health care.
•The largest individual relative detractor was an underweight in Alibaba (+23%). The stock was not held at period end. The second-largest relative detractor was an overweight in Kweichow Moutai (-4%). The company was among the fund's largest holdings this period. Another notable relative detractor this period was avoiding Hon Hai Precision Industry, a benchmark component that gained approximately 128%.
•Notable changes in positioning include decreased exposure to India and Saudi Arabia, and a higher allocation to China and Taiwan. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2021 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class A (incl. 5.75% sales charge)	18.46%	-4.32%
Class A (without 5.75% sales charge)	25.69%	-2.68%
MSCI Emerging Markets Index	25.33%	-2.26%
A   From May 11, 2021
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$8,930,817,606
Number of Holdings	86
Total Advisory Fee	$66,535,420
Portfolio Turnover	46%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.4
Financials	17.2
Consumer Discretionary	12.9
Industrials	9.5
Communication Services	9.3
Energy	6.2
Consumer Staples	5.4
Health Care	5.3
Materials	2.0
Utilities	1.7
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.6
NVIDIA Corp	4.0
Meituan B Shares	3.1
PDD Holdings Inc Class A ADR	3.1
Samsung Electronics Co Ltd	3.0
Bank Central Asia Tbk PT	2.9
HDFC Bank Ltd	2.6
SK Hynix Inc	2.2
JD.com Inc ADR	2.1
43.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity® Latin America Fund merged into Fidelity® Emerging Markets Fund on September 13, 2024.
The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913860.100    6355-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Worldwide Fund Fidelity Advisor® Worldwide Fund Class A : FWAFX

This annual shareholder report contains information about Fidelity® Worldwide Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 120	0.99%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, by region, security selection in the United States was the primary contributor to the fund's performance versus the MSCI World Index for the fiscal year.
•By sector, security selection was the primary contributor, especially within consumer discretionary. Stock picking in information technology, primarily within the semiconductors & semiconductor equipment industry, and industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+219%). We decreased our position in Nvidia during the period, but the company was the fund's largest holding at period end. The second-largest relative contributor was an overweight in Constellation Energy (+138%). This period we increased our investment in the stock. An overweight in Meta Platforms (+89%), which was one of the fund's largest holdings, also helped.
•In contrast, from a regional standpoint, an overweight in emerging markets, and stock selection and an overweight in the U.K., detracted from the fund's relative result.
•By sector, the biggest detractors from performance versus the benchmark were stock picking and an underweight in financials. Also modestly hurting our result were overweights in consumer discretionary, primarily within the consumer durables & apparel industry, and information technology.
•The biggest individual relative detractor was a stake in Jabil (-8%). The stock was not held at period end. The second-largest relative detractor was an overweight in Coinbase Global (-25%). This was a position we established this period. An overweight in Oracle (+8%) also hurt. We notably decreased our stake in Oracle by period end.
•Notable changes in positioning by region include a lower allocation to Japan. By sector, meaningful changes in positioning include decreased exposure to energy and a higher allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	34.86%	12.51%	10.43%
Class A (without 5.75% sales charge)	43.09%	13.85%	11.09%
MSCI World Index	34.17%	12.46%	10.24%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$3,143,670,063
Number of Holdings	189
Total Advisory Fee	$19,608,125
Portfolio Turnover	108%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.6
Consumer Discretionary	16.6
Industrials	16.3
Financials	14.4
Communication Services	10.4
Health Care	8.5
Energy	3.1
Utilities	2.4
Real Estate	2.2
Consumer Staples	2.0
Materials	1.9

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	5.6
Meta Platforms Inc Class A	4.7
Microsoft Corp	4.1
Apple Inc	3.8
Modine Manufacturing Co	3.1
Eli Lilly & Co	3.1
Amazon.com Inc	2.7
Fiserv Inc	2.5
Alphabet Inc Class A	2.4
Deckers Outdoor Corp	2.4
34.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913852.100    2143-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Total International Equity Fund Fidelity® Total International Equity Fund : FTIEX

This annual shareholder report contains information about Fidelity® Total International Equity Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Total International Equity Fund	$ 112	0.99%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an overweight in the United States and stock picks in Japan contributed to the fund's performance versus the MSCI All Country World ex US Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in materials. An underweight in consumer staples also boosted relative performance. Also bolstering our relative result were picks and an overweight in industrials, primarily within the capital goods industry.
•The top individual relative contributor was an overweight in Taiwan Semiconductor (+100%). The company was the fund's largest holding. The second-largest relative contributor was an overweight in CRH (+83%). The stock was among our largest holdings. An overweight in China Life Insurance (+65%) also contributed.
•In contrast, from a regional standpoint, stock picks in Canada and the United States detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in financials. Also hurting our result was security selection in information technology, primarily within the technology hardware & equipment industry, and consumer staples, primarily within the consumer staples distribution & retail industry. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Samsung Electronics (-13%). The stock was among our biggest holdings. The second-largest relative detractor was an overweight in Wal Mart De Mexico (-21%). This period we increased our stake in Wal Mart De Mexico. An overweight in Edenred (-38%) also detracted.
•Notable changes in positioning include higher allocations to Germany and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to consumer discretionary and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Total International Equity Fund	25.68%	8.14%	6.65%
MSCI ACWI (All Country World Index) ex USA Index	24.55%	5.95%	4.97%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$319,759,338
Number of Holdings	305
Total Advisory Fee	$2,246,403
Portfolio Turnover	33%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	23.8
Industrials	20.0
Information Technology	14.0
Materials	10.5
Consumer Discretionary	9.5
Health Care	5.5
Energy	5.0
Communication Services	4.2
Consumer Staples	3.6
Real Estate	0.3
Utilities	0.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	3.4
Tencent Holdings Ltd	2.5
CRH PLC	1.8
Samsung Electronics Co Ltd	1.8
SAP SE	1.6
Novo Nordisk A/S Series B	1.6
Linde PLC	1.6
ASML Holding NV	1.5
Canadian Pacific Kansas City Ltd	1.5
BAE Systems PLC	1.3
18.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

The class reduced its contractual expense cap during the reporting period.

The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913942.100    1978-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Equity Income Fund Fidelity Advisor® Global Equity Income Fund Class C : FGEHX

This annual shareholder report contains information about Fidelity® Global Equity Income Fund for the period October 18, 2024 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C A	$ 7	1.80%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in the United States and picks and an overweight in the U.K. detracted from the fund's performance versus the MSCI All Country World Index (Net MA) for the fiscal year.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Also hurting our result was stock selection in consumer discretionary and communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor this period was avoiding Nvidia, a benchmark component that gained about 226%. Not owning Meta Platforms, a benchmark component that gained  89%, was the second-largest relative detractor. An overweight in Dollar Tree (-41%) also hurt.
•In contrast, from a regional standpoint, an underweight in emerging markets and picks in Europe ex U.K., primarily in Germany, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. Stock picks in utilities and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative result.
•The top individual relative contributor was an overweight in Vistra (+290%). The second-largest relative contributor was an overweight in Taiwan Semiconductor (+97%), which was among the largest holdings. Another notable relative contributor was an overweight in Rheinmetall (+82%), also among the biggest holdings.
•Notable changes in positioning include a lower allocation to France. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$257,697,453
Number of Holdings	153
Total Advisory Fee	$1,240,182
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	20.5
Financials	13.5
Industrials	12.1
Health Care	11.8
Consumer Discretionary	9.4
Consumer Staples	8.8
Communication Services	6.2
Energy	4.8
Utilities	4.6
Materials	4.3
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	5.4
Microsoft Corp	4.6
Taiwan Semiconductor Manufacturing Co Ltd	2.7
Rheinmetall AG	2.2
NXP Semiconductors NV	2.0
JPMorgan Chase & Co	1.7
Linde PLC	1.5
Eli Lilly & Co	1.4
UnitedHealth Group Inc	1.4
AbbVie Inc	1.4
24.3
How has the Fund changed?

This is a summary of certain changes to the Fund since October 18, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Global Equity Income Fund merged into Fidelity® Global Equity Income Fund on October 25, 2024.	The fund changed its investment objective from non-fundamental to fundamental effective July 26, 2024.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918440.100    7768-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Canada Fund Fidelity Advisor® Canada Fund Class I : FICCX

This annual shareholder report contains information about Fidelity® Canada Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 118	1.04%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in Canada's materials sector, and stock selection and an underweight in financials, primarily within the banking industry, detracted most from the fund's performance versus the S&P/TSX Composite Index for the fiscal year.
•The largest individual relative detractor was an overweight in Alimentation Couche-Tard (-3%). The stock was among the fund's largest holdings. Not owning Canadian Imperial Bank of Commerce, a benchmark component that gained 87%, was the second-largest relative detractor. An overweight in Canadian Pacific Kansas City Limited (+9%) - another of the fund's largest holdings - also hurt.
•By sector, the biggest contributors to performance versus the benchmark were picks and an overweight in information technology, primarily within the software & services industry. Stock choices in consumer discretionary and communication services also boosted the fund's relative performance.
•The top individual relative contributor this period was avoiding BCE, a benchmark component that returned about -6%. Not owning Cenovus Energy, a benchmark component that returned -13%, was the second-largest relative contributor. An overweight in Brookfield Asset Management (+91%) also helped.
•By sector, meaningful changes in positioning include increased exposure to information technology.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	26.49%	10.66%	6.35%
S&P/TSX Composite Index	31.52%	10.03%	6.13%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$942,476,918
Number of Holdings	63
Total Advisory Fee	$8,782,874
Portfolio Turnover	8%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	27.5
Energy	17.5
Industrials	13.0
Information Technology	11.1
Materials	11.1
Consumer Staples	8.6
Consumer Discretionary	7.0
Communication Services	2.8
Health Care	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Royal Bank of Canada	8.6
Canadian Pacific Kansas City Ltd	5.7
Constellation Software Inc/Canada	5.6
Alimentation Couche-Tard Inc	4.9
Canadian Natural Resources Ltd	4.8
PrairieSky Royalty Ltd	4.0
Franco-Nevada Corp	3.8
Suncor Energy Inc	3.5
Dollarama Inc	3.5
Shopify Inc Class A	3.4
47.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913847.100    1861-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Fund Fidelity Advisor® Emerging Markets Fund Class M : FEQMX

This annual shareholder report contains information about Fidelity® Emerging Markets Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 156	1.39%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, a non-benchmark allocation to developed markets - especially the U.S. - and stock picks in Taiwan contributed to the fund's performance versus the MSCI Emerging Markets (Net MA) Index for the fiscal year.
•By sector, the biggest contributors to performance versus the benchmark were stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry. An underweight in materials also boosted the fund's relative performance. Also bolstering our relative result was stock picking in consumer discretionary.
•The fund's non-benchmark stake in Nvidia gained 223% and was the top individual relative contributor. This period we decreased our investment in Nvidia. The stock was among our largest holdings. A second notable relative contributor was our non-benchmark stake in International Games System (+242%). This period we decreased our investment in International Games System. An overweight in Taiwan Semiconductor Manufacturing (+99%) also helped. The stock was the fund's largest holding.
•In contrast, from a geographical standpoint, stock picks in India and South Korea detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Also hurting our result were picks and overweights in consumer staples and health care.
•The largest individual relative detractor was an underweight in Alibaba (+23%). The stock was not held at period end. The second-largest relative detractor was an overweight in Kweichow Moutai (-4%). The company was among the fund's largest holdings this period. Another notable relative detractor this period was avoiding Hon Hai Precision Industry, a benchmark component that gained approximately 128%.
•Notable changes in positioning include decreased exposure to India and Saudi Arabia, and a higher allocation to China and Taiwan. By sector, meaningful changes in positioning include decreased exposure to materials and a higher allocation to industrials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
May 11, 2021 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	Life of Fund A
Class M (incl. 3.50% sales charge)	20.99%	-3.93%
Class M (without 3.50% sales charge)	25.37%	-2.94%
MSCI Emerging Markets Index	25.33%	-2.26%
A   From May 11, 2021
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$8,930,817,606
Number of Holdings	86
Total Advisory Fee	$66,535,420
Portfolio Turnover	46%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	28.4
Financials	17.2
Consumer Discretionary	12.9
Industrials	9.5
Communication Services	9.3
Energy	6.2
Consumer Staples	5.4
Health Care	5.3
Materials	2.0
Utilities	1.7
Real Estate	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	13.5
Tencent Holdings Ltd	6.6
NVIDIA Corp	4.0
Meituan B Shares	3.1
PDD Holdings Inc Class A ADR	3.1
Samsung Electronics Co Ltd	3.0
Bank Central Asia Tbk PT	2.9
HDFC Bank Ltd	2.6
SK Hynix Inc	2.2
JD.com Inc ADR	2.1
43.1
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity® Latin America Fund merged into Fidelity® Emerging Markets Fund on September 13, 2024.
The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Expense reductions

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913862.100    6357-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Fund Fidelity Advisor® International Small Cap Fund Class A : FIASX

This annual shareholder report contains information about Fidelity® International Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 144	1.32%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an underweight in emerging markets, primarily in India, and picks in the U.K. and Brazil detracted from the fund's performance versus the Fidelity International Small Cap Fund Linked Index for the fiscal year.
•By sector, security selection in financials was the largest detractor. However, picks in industrials, health care and consumer discretionary also meaningfully weighed on the fund's relative result.
•The largest individual relative detractor was our non-benchmark stake in Hypera Pharma (-35%). A non-benchmark stake in Mayr-Melnhof Karton returned roughly -24% and was the second-largest relative detractor. An overweight in Stabilus (-36%) also hurt.
•In contrast, from a regional standpoint, picks in emerging markets, primarily in Taiwan and China, contributed to the fund's relative result. In Europe ex U.K., investment choices in Germany proved rewarding.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in communication services, primarily within the media & entertainment industry. Security selection in information technology, primarily within the technology hardware & equipment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in International Games System (+238%). This period we decreased our position in International Games System. The company was among our biggest holdings. The second-largest relative contributor was our non-benchmark stake in Rheinmetall (+81%). The company was the fund's biggest holding. Another notable relative contributor was an overweight in Test Research (+131%).
•Notable changes in positioning include decreased exposure to Germany and a higher allocation to Japan and Taiwan. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer discretionary.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	11.77%	4.80%	6.14%
Class A (without 5.75% sales charge)	18.59%	6.05%	6.77%
MSCI ACWI (All Country World Index) ex USA Small Cap Index	23.90%	6.35%	5.89%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,778,290,407
Number of Holdings	197
Total Advisory Fee	$43,346,727
Portfolio Turnover	17%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	22.4
Financials	13.2
Consumer Discretionary	11.0
Consumer Staples	10.4
Information Technology	9.4
Materials	8.2
Real Estate	5.9
Health Care	5.4
Communication Services	4.8
Energy	3.7
Utilities	1.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Rheinmetall AG	1.3
Premier Foods PLC	1.2
Century Pacific Food Inc	1.1
Logista Integral SA	1.0
North West Co Inc/The	1.0
Ashtead Technology Holdings plc	1.0
Shriram Finance Ltd	0.9
RHI Magnesita NV	0.9
BayCurrent Inc	0.9
Richter Gedeon Nyrt	0.9
10.2
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913910.100    1258-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Worldwide Fund Fidelity Advisor® Worldwide Fund Class I : FWIFX

This annual shareholder report contains information about Fidelity® Worldwide Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 88	0.72%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, by region, security selection in the United States was the primary contributor to the fund's performance versus the MSCI World Index for the fiscal year.
•By sector, security selection was the primary contributor, especially within consumer discretionary. Stock picking in information technology, primarily within the semiconductors & semiconductor equipment industry, and industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+219%). We decreased our position in Nvidia during the period, but the company was the fund's largest holding at period end. The second-largest relative contributor was an overweight in Constellation Energy (+138%). This period we increased our investment in the stock. An overweight in Meta Platforms (+89%), which was one of the fund's largest holdings, also helped.
•In contrast, from a regional standpoint, an overweight in emerging markets, and stock selection and an overweight in the U.K., detracted from the fund's relative result.
•By sector, the biggest detractors from performance versus the benchmark were stock picking and an underweight in financials. Also modestly hurting our result were overweights in consumer discretionary, primarily within the consumer durables & apparel industry, and information technology.
•The biggest individual relative detractor was a stake in Jabil (-8%). The stock was not held at period end. The second-largest relative detractor was an overweight in Coinbase Global (-25%). This was a position we established this period. An overweight in Oracle (+8%) also hurt. We notably decreased our stake in Oracle by period end.
•Notable changes in positioning by region include a lower allocation to Japan. By sector, meaningful changes in positioning include decreased exposure to energy and a higher allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	43.45%	14.16%	11.39%
MSCI World Index	34.17%	12.46%	10.24%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$3,143,670,063
Number of Holdings	189
Total Advisory Fee	$19,608,125
Portfolio Turnover	108%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.6
Consumer Discretionary	16.6
Industrials	16.3
Financials	14.4
Communication Services	10.4
Health Care	8.5
Energy	3.1
Utilities	2.4
Real Estate	2.2
Consumer Staples	2.0
Materials	1.9

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	5.6
Meta Platforms Inc Class A	4.7
Microsoft Corp	4.1
Apple Inc	3.8
Modine Manufacturing Co	3.1
Eli Lilly & Co	3.1
Amazon.com Inc	2.7
Fiserv Inc	2.5
Alphabet Inc Class A	2.4
Deckers Outdoor Corp	2.4
34.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913855.100    2147-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity® International Discovery Fund : FIGRX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® International Discovery Fund	$ 66	0.58%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, picks in Europe ex U.K. and Japan contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative performance, as did stock picking in consumer discretionary.
•The top individual relative contributor was our non-benchmark stake in Nvidia (+121%). This period we decreased our investment in Nvidia. A second notable relative contributor was our non-benchmark stake in Taiwan Semiconductor (+96%). The company was one of our largest holdings. Another notable relative contributor was an overweight in Hitachi (+109%), the fund's biggest holding at period end.
•In contrast, from a regional standpoint, a non-benchmark allocation to Canada and an underweight in Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in consumer staples. Security selection in financials also hampered the fund's result. Also hurting our result were stock picks and an underweight in communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The fund's non-benchmark stake in PDD returned -47% and was the largest individual relative detractor. This was a position we established this period. A second notable relative detractor was an overweight in L'Oréal (-9%), which was among the fund's biggest holdings this period. A non-benchmark stake in One97 Communications returned about -29% and notably hurt. The stock was not held at period end.
•Notable changes in positioning include increased exposure to Germany and a lower allocation to India. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® International Discovery Fund	29.52%	6.88%	5.84%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$9,841,033,775
Number of Holdings	142
Total Advisory Fee	$45,667,963
Portfolio Turnover	44%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	22.3
Industrials	22.0
Consumer Discretionary	14.1
Information Technology	11.8
Health Care	9.8
Materials	5.4
Consumer Staples	4.1
Communication Services	3.3
Energy	3.1
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	3.1
UniCredit SpA	2.7
Novo Nordisk A/S Series B	2.7
ASML Holding NV	2.1
Taiwan Semiconductor Manufacturing Co Ltd	2.0
Constellation Software Inc/Canada	2.0
Unilever PLC	2.0
Compass Group PLC	1.7
UCB SA	1.7
ITOCHU Corp	1.6
21.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913841.100    305-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Global Equity Income Fund Fidelity Advisor® Global Equity Income Fund Class I : FGEJX

This annual shareholder report contains information about Fidelity® Global Equity Income Fund for the period October 18, 2024 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I A	$ 3	0.80%
AExpenses for the full reporting period would be higher.

What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in the United States and picks and an overweight in the U.K. detracted from the fund's performance versus the MSCI All Country World Index (Net MA) for the fiscal year.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Also hurting our result was stock selection in consumer discretionary and communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor this period was avoiding Nvidia, a benchmark component that gained about 226%. Not owning Meta Platforms, a benchmark component that gained  89%, was the second-largest relative detractor. An overweight in Dollar Tree (-41%) also hurt.
•In contrast, from a regional standpoint, an underweight in emerging markets and picks in Europe ex U.K., primarily in Germany, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in industrials, primarily within the capital goods industry. Stock picks in utilities and health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, also boosted the fund's relative result.
•The top individual relative contributor was an overweight in Vistra (+290%). The second-largest relative contributor was an overweight in Taiwan Semiconductor (+97%), which was among the largest holdings. Another notable relative contributor was an overweight in Rheinmetall (+82%), also among the biggest holdings.
•Notable changes in positioning include a lower allocation to France. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$257,697,453
Number of Holdings	153
Total Advisory Fee	$1,240,182
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	20.5
Financials	13.5
Industrials	12.1
Health Care	11.8
Consumer Discretionary	9.4
Consumer Staples	8.8
Communication Services	6.2
Energy	4.8
Utilities	4.6
Materials	4.3
Real Estate	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	5.4
Microsoft Corp	4.6
Taiwan Semiconductor Manufacturing Co Ltd	2.7
Rheinmetall AG	2.2
NXP Semiconductors NV	2.0
JPMorgan Chase & Co	1.7
Linde PLC	1.5
Eli Lilly & Co	1.4
UnitedHealth Group Inc	1.4
AbbVie Inc	1.4
24.3
How has the Fund changed?

This is a summary of certain changes to the Fund since October 18, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

Fidelity Advisor® Global Equity Income Fund merged into Fidelity® Global Equity Income Fund on October 25, 2024.	The fund changed its investment objective from non-fundamental to fundamental effective July 26, 2024.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9918444.100    7769-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Growth Fund Fidelity Advisor® International Growth Fund Class A : FIAGX

This annual shareholder report contains information about Fidelity® International Growth Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 133	1.18%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks and an overweight in the United States and security selection in the U.K. contributed to the fund's performance versus the MSCI EAFE Growth Index (Net MA) for the fiscal year.
•By sector, an underweight in consumer staples was the primary contributor. Stock selection in materials also boosted the fund's relative performance. Also helping our relative result was an overweight in industrials, primarily within the capital goods industry.
•The fund's non-benchmark stake in Taiwan Semiconductor gained 99% and was the top individual relative contributor. The stock was among our largest holdings. A second notable relative contributor was an overweight in CRH (+83%). The stock was among the fund's biggest holdings. Another notable relative contributor was our non-benchmark stake in GE Vernova (+100%). This was a position we established this period.
•In contrast, from a regional standpoint, an underweight in Asia Pacific ex Japan and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock picking in financials. Also hurting our result was security selection in industrials, primarily within the capital goods industry, and energy. Lastly, the fund's position in cash detracted.
•The biggest individual relative detractor was an overweight in Edenred (-38%). Not owning Schneider Electric, a benchmark component that gained  approximately 71%, was the second-largest relative detractor. Not owning Commonwealth Bank of Australia, a benchmark component that gained roughly 59%, was another notable relative detractor.
•Notable changes in positioning include increased exposure to Germany and the United Kingdom. By sector, meaningful changes in positioning include decreased exposure to consumer staples and health care.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	17.89%	5.71%	6.39%
Class A (without 5.75% sales charge)	25.08%	6.97%	7.02%
MSCI EAFE Growth Index	23.46%	5.78%	6.19%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$6,046,615,302
Number of Holdings	73
Total Advisory Fee	$43,926,728
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	31.9
Information Technology	19.7
Financials	16.0
Materials	10.7
Consumer Discretionary	10.3
Health Care	6.1
Consumer Staples	1.1
Energy	0.7
Communication Services	0.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
SAP SE	5.3
Novo Nordisk A/S Series B	5.1
ASML Holding NV	4.8
Safran SA	4.0
CRH PLC	3.9
Linde PLC	3.8
Atlas Copco AB A Shares	3.4
Taiwan Semiconductor Manufacturing Co Ltd	3.3
Recruit Holdings Co Ltd	3.0
LVMH Moet Hennessy Louis Vuitton SE	2.7
39.3
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913949.100    1985-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Value Fund Fidelity Advisor® International Value Fund Class Z : FIQKX

This annual shareholder report contains information about Fidelity® International Value Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 88	0.79%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in Japan and security selection and an overweight in the United States contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials, where our stock picks in capital goods helped most. Security selection in materials also boosted the fund's relative performance. Also contributing to our result was an overweight in financials.
•The top individual relative contributor was an overweight in Hitachi (+110%). The company was among the fund's biggest holdings. A second notable relative contributor was an overweight in Mitsubishi Heavy Industries (+162%). This was a stake we established this period. Another notable relative contributor was our non-benchmark stake in Rheinmetall (+82%). The stock was among our biggest holdings this period.
•In contrast, from a regional standpoint, stock picks in the U.K. and Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Stock picking in financials also hampered the fund's result. Also hurting our result was an overweight in energy.
•The largest individual relative detractor was an overweight in BHP (+5%). The stock was among the fund's biggest holdings. A second notable relative detractor was an overweight in GSK (-11%). This was a stake we established this period. A non-benchmark stake in Prudential returned -19% and notably hurt.
•Notable changes in positioning include decreased exposure to France and Australia. By sector, meaningful changes in positioning include lower allocations to consumer discretionary and energy.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	23.71%	8.47%	6.35%
MSCI EAFE Value Index	23.14%	6.76%	5.42%
MSCI EAFE Index	23.25%	6.46%	5.81%
A   From October 2, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,472,284,197
Number of Holdings	101
Total Advisory Fee	$8,618,481
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	35.1
Industrials	18.0
Materials	13.0
Energy	8.4
Consumer Discretionary	5.0
Health Care	4.7
Information Technology	4.3
Consumer Staples	3.9
Communication Services	3.0
Real Estate	0.9
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.7
Hitachi Ltd	2.8
Banco Santander SA	2.4
AXA SA	2.3
CRH PLC	2.2
BAE Systems PLC	2.1
BHP Group Ltd	2.1
Rheinmetall AG	2.1
TotalEnergies SE	2.0
Mitsubishi UFJ Financial Group Inc	2.0
23.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913941.100    3269-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Discovery Fund Fidelity Advisor® International Discovery Fund Class I : FIADX

This annual shareholder report contains information about Fidelity® International Discovery Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 71	0.62%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, picks in Europe ex U.K. and Japan contributed to the fund's performance versus the MSCI EAFE Index (Net MA) for the fiscal year.
•By sector, the biggest contributor to performance versus the benchmark was stock picking in industrials, primarily within the capital goods industry. Stock picking and an overweight in information technology, primarily within the semiconductors & semiconductor equipment industry, also boosted the fund's relative performance, as did stock picking in consumer discretionary.
•The top individual relative contributor was our non-benchmark stake in Nvidia (+121%). This period we decreased our investment in Nvidia. A second notable relative contributor was our non-benchmark stake in Taiwan Semiconductor (+96%). The company was one of our largest holdings. Another notable relative contributor was an overweight in Hitachi (+109%), the fund's biggest holding at period end.
•In contrast, from a regional standpoint, a non-benchmark allocation to Canada and an underweight in Asia Pacific ex Japan detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in consumer staples. Security selection in financials also hampered the fund's result. Also hurting our result were stock picks and an underweight in communication services, primarily within the media & entertainment industry. Lastly, the fund's position in cash detracted.
•The fund's non-benchmark stake in PDD returned -47% and was the largest individual relative detractor. This was a position we established this period. A second notable relative detractor was an overweight in L'Oréal (-9%), which was among the fund's biggest holdings this period. A non-benchmark stake in One97 Communications returned about -29% and notably hurt. The stock was not held at period end.
•Notable changes in positioning include increased exposure to Germany and a lower allocation to India. By sector, meaningful changes in positioning include increased exposure to industrials and a lower allocation to consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	29.49%	6.86%	5.82%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$9,841,033,775
Number of Holdings	142
Total Advisory Fee	$45,667,963
Portfolio Turnover	44%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	22.3
Industrials	22.0
Consumer Discretionary	14.1
Information Technology	11.8
Health Care	9.8
Materials	5.4
Consumer Staples	4.1
Communication Services	3.3
Energy	3.1
Real Estate	1.0

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Hitachi Ltd	3.1
UniCredit SpA	2.7
Novo Nordisk A/S Series B	2.7
ASML Holding NV	2.1
Taiwan Semiconductor Manufacturing Co Ltd	2.0
Constellation Software Inc/Canada	2.0
Unilever PLC	2.0
Compass Group PLC	1.7
UCB SA	1.7
ITOCHU Corp	1.6
21.6
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913838.100    1402-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Worldwide Fund Fidelity Advisor® Worldwide Fund Class C : FWCFX

This annual shareholder report contains information about Fidelity® Worldwide Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$ 211	1.74%
What affected the Fund's performance this period?

•Global equities posted a strong advance for the 12 months ending October 31, 2024. Resilient economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, by region, security selection in the United States was the primary contributor to the fund's performance versus the MSCI World Index for the fiscal year.
•By sector, security selection was the primary contributor, especially within consumer discretionary. Stock picking in information technology, primarily within the semiconductors & semiconductor equipment industry, and industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Nvidia (+219%). We decreased our position in Nvidia during the period, but the company was the fund's largest holding at period end. The second-largest relative contributor was an overweight in Constellation Energy (+138%). This period we increased our investment in the stock. An overweight in Meta Platforms (+89%), which was one of the fund's largest holdings, also helped.
•In contrast, from a regional standpoint, an overweight in emerging markets, and stock selection and an overweight in the U.K., detracted from the fund's relative result.
•By sector, the biggest detractors from performance versus the benchmark were stock picking and an underweight in financials. Also modestly hurting our result were overweights in consumer discretionary, primarily within the consumer durables & apparel industry, and information technology.
•The biggest individual relative detractor was a stake in Jabil (-8%). The stock was not held at period end. The second-largest relative detractor was an overweight in Coinbase Global (-25%). This was a position we established this period. An overweight in Oracle (+8%) also hurt. We notably decreased our stake in Oracle by period end.
•Notable changes in positioning by region include a lower allocation to Japan. By sector, meaningful changes in positioning include decreased exposure to energy and a higher allocation to consumer discretionary.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class C (incl. contingent deferred sales charge)	40.98%	12.96%	10.39%
Class C	41.98%	12.96%	10.39%
MSCI World Index	34.17%	12.46%	10.24%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$3,143,670,063
Number of Holdings	189
Total Advisory Fee	$19,608,125
Portfolio Turnover	108%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Information Technology	21.6
Consumer Discretionary	16.6
Industrials	16.3
Financials	14.4
Communication Services	10.4
Health Care	8.5
Energy	3.1
Utilities	2.4
Real Estate	2.2
Consumer Staples	2.0
Materials	1.9

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	5.6
Meta Platforms Inc Class A	4.7
Microsoft Corp	4.1
Apple Inc	3.8
Modine Manufacturing Co	3.1
Eli Lilly & Co	3.1
Amazon.com Inc	2.7
Fiserv Inc	2.5
Alphabet Inc Class A	2.4
Deckers Outdoor Corp	2.4
34.4
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913853.100    2145-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Fund Fidelity Advisor® International Small Cap Fund Class M : FTISX

This annual shareholder report contains information about Fidelity® International Small Cap Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class M	$ 172	1.57%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an underweight in emerging markets, primarily in India, and picks in the U.K. and Brazil detracted from the fund's performance versus the Fidelity International Small Cap Fund Linked Index for the fiscal year.
•By sector, security selection in financials was the largest detractor. However, picks in industrials, health care and consumer discretionary also meaningfully weighed on the fund's relative result.
•The largest individual relative detractor was our non-benchmark stake in Hypera Pharma (-35%). A non-benchmark stake in Mayr-Melnhof Karton returned roughly -24% and was the second-largest relative detractor. An overweight in Stabilus (-36%) also hurt.
•In contrast, from a regional standpoint, picks in emerging markets, primarily in Taiwan and China, contributed to the fund's relative result. In Europe ex U.K., investment choices in Germany proved rewarding.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in communication services, primarily within the media & entertainment industry. Security selection in information technology, primarily within the technology hardware & equipment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in International Games System (+238%). This period we decreased our position in International Games System. The company was among our biggest holdings. The second-largest relative contributor was our non-benchmark stake in Rheinmetall (+81%). The company was the fund's biggest holding. Another notable relative contributor was an overweight in Test Research (+131%).
•Notable changes in positioning include decreased exposure to Germany and a higher allocation to Japan and Taiwan. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer discretionary.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class M (incl. 3.50% sales charge)	14.13%	5.01%	6.09%
Class M (without 3.50% sales charge)	18.27%	5.76%	6.47%
MSCI ACWI (All Country World Index) ex USA Small Cap Index	23.90%	6.35%	5.89%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$4,778,290,407
Number of Holdings	197
Total Advisory Fee	$43,346,727
Portfolio Turnover	17%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	22.4
Financials	13.2
Consumer Discretionary	11.0
Consumer Staples	10.4
Information Technology	9.4
Materials	8.2
Real Estate	5.9
Health Care	5.4
Communication Services	4.8
Energy	3.7
Utilities	1.5

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Rheinmetall AG	1.3
Premier Foods PLC	1.2
Century Pacific Food Inc	1.1
Logista Integral SA	1.0
North West Co Inc/The	1.0
Ashtead Technology Holdings plc	1.0
Shriram Finance Ltd	0.9
RHI Magnesita NV	0.9
BayCurrent Inc	0.9
Richter Gedeon Nyrt	0.9
10.2
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913912.100    1261-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Europe Fund Fidelity® Europe Fund : FIEUX

This annual shareholder report contains information about Fidelity® Europe Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Europe Fund	$ 71	0.64%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picks in Europe ex U.K., primarily in France, and the U.K. detracted from the fund's performance versus the MSCI Europe Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within consumer staples. Picks and an underweight in financials, primarily within the banks industry, also hampered the fund's result. Also hurting our result was stock selection in materials.
•The biggest individual relative detractor was an overweight in Davide Campari Milano (-39%). The second-largest relative detractor was an overweight in Diageo (-16%). Not owning Schneider Electric, a benchmark component that gained roughly 71%, was another notable relative detractor.
•In contrast, from a regional standpoint, an underweight in Europe ex U.K., along with stock selection in Belgium and in Sweden, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was stock selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Stock picks in communication services, primarily within the media & entertainment industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in UCB (+165%). Although we reduced the fund's exposure to the stock, it was among the fund's biggest holdings at period end. A second notable relative contributor was an overweight in SAP (+76%). The stock was among our largest holdings, even though we trimmed the position. A non-benchmark stake in Hemnet gained 81% and notably helped.
•Notable changes in positioning include decreased exposure to France and a higher allocation to Italy. By sector, meaningful changes in positioning include increased exposure to communication services and a lower allocation to consumer staples.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Europe Fund	22.07%	5.58%	4.74%
MSCI Europe Index	22.78%	7.19%	5.51%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$580,672,025
Number of Holdings	101
Total Advisory Fee	$3,255,111
Portfolio Turnover	31%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	18.9
Health Care	16.4
Industrials	14.6
Consumer Discretionary	12.3
Information Technology	11.2
Consumer Staples	8.4
Communication Services	4.7
Energy	4.4
Materials	4.1
Real Estate	1.0
Utilities	0.8

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Novo Nordisk A/S Series B	5.6
SAP SE	3.9
ASML Holding NV	3.8
Astrazeneca PLC	3.7
Shell PLC	2.7
RELX PLC	2.5
Air Liquide SA	2.3
UCB SA	2.2
LVMH Moet Hennessy Louis Vuitton SE	2.1
UniCredit SpA	1.7
30.5
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913832.100    301-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Small Cap Opportunities Fund Fidelity Advisor® International Small Cap Opportunities Fund Class Z : FIQJX

This annual shareholder report contains information about Fidelity® International Small Cap Opportunities Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$ 98	0.87%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in Europe ex U.K. and a non-benchmark allocation to the United States contributed to the fund's performance versus the MSCI EAFE Small Cap Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within communication services, where our picks in media & entertainment helped most. Stock selection and an overweight in industrials, primarily within the capital goods industry, and security selection and an underweight in consumer discretionary also boosted the fund's relative performance.
•The fund's non-benchmark stake in Lagercrantz gained 116% and was the top individual relative contributor. The stock was the fund's largest holding. The second-largest relative contributor was an overweight in Addtech (+91%). The company was among the fund's largest holdings. A non-benchmark stake in Kongsberg Gruppen gained approximately 158% and notably helped. The stock was one of the fund's biggest holdings this period.
•In contrast, from a regional standpoint, stock selection in the U.K. and a non-benchmark allocation to Canada detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was an underweight in financials. Also hurting our result was security selection in health care and consumer staples. Lastly, the fund's position in cash detracted.
•The largest individual relative detractor was an overweight in Spectris (-11%). The stock was one of our biggest holdings. The second-largest relative detractor was our non-benchmark stake in Richelieu Hardware (-11%). An overweight in SHO-BOND Holdings (-7%) also detracted.
•Notable changes in positioning include a higher allocation to Europe. By sector, meaningful changes in positioning include higher allocations to multi-sector holdings and materials.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
October 2, 2018 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Class Z	26.53%	5.84%	5.39%
MSCI EAFE Small Cap Index	23.20%	4.27%	3.33%
MSCI EAFE Index	23.25%	6.46%	5.81%
A   From October 2, 2018
Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,271,531,943
Number of Holdings	111
Total Advisory Fee	$10,572,915
Portfolio Turnover	27%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	30.2
Information Technology	19.8
Consumer Discretionary	10.2
Communication Services	9.3
Financials	6.5
Health Care	5.1
Materials	4.3
Consumer Staples	3.3
Real Estate	2.4
Energy	1.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Lagercrantz Group AB B Shares	5.1
iShares MSCI EAFE Small-Cap ETF	4.8
CTS Eventim AG & Co KGaA	4.1
AddTech AB B Shares	4.1
Azbil Corp	3.2
Morningstar Inc	2.7
Spectris PLC	2.6
Interpump Group SpA	2.4
Aalberts NV	2.2
Howden Joinery Group PLC	2.0
33.2
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913935.100    3268-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Canada Fund Fidelity Advisor® Canada Fund Class A : FACNX

This annual shareholder report contains information about Fidelity® Canada Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 151	1.33%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock picking in Canada's materials sector, and stock selection and an underweight in financials, primarily within the banking industry, detracted most from the fund's performance versus the S&P/TSX Composite Index for the fiscal year.
•The largest individual relative detractor was an overweight in Alimentation Couche-Tard (-3%). The stock was among the fund's largest holdings. Not owning Canadian Imperial Bank of Commerce, a benchmark component that gained 87%, was the second-largest relative detractor. An overweight in Canadian Pacific Kansas City Limited (+9%) - another of the fund's largest holdings - also hurt.
•By sector, the biggest contributors to performance versus the benchmark were picks and an overweight in information technology, primarily within the software & services industry. Stock choices in consumer discretionary and communication services also boosted the fund's relative performance.
•The top individual relative contributor this period was avoiding BCE, a benchmark component that returned about -6%. Not owning Cenovus Energy, a benchmark component that returned -13%, was the second-largest relative contributor. An overweight in Brookfield Asset Management (+91%) also helped.
•By sector, meaningful changes in positioning include increased exposure to information technology.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	18.86%	8.98%	5.35%
Class A (without 5.75% sales charge)	26.11%	10.28%	5.98%
S&P/TSX Composite Index	31.52%	10.03%	6.13%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$942,476,918
Number of Holdings	63
Total Advisory Fee	$8,782,874
Portfolio Turnover	8%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	27.5
Energy	17.5
Industrials	13.0
Information Technology	11.1
Materials	11.1
Consumer Staples	8.6
Consumer Discretionary	7.0
Communication Services	2.8
Health Care	0.7

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Royal Bank of Canada	8.6
Canadian Pacific Kansas City Ltd	5.7
Constellation Software Inc/Canada	5.6
Alimentation Couche-Tard Inc	4.9
Canadian Natural Resources Ltd	4.8
PrairieSky Royalty Ltd	4.0
Franco-Nevada Corp	3.8
Suncor Energy Inc	3.5
Dollarama Inc	3.5
Shopify Inc Class A	3.4
47.8
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913844.100    1856-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® International Value Fund Fidelity Advisor® International Value Fund Class I : FIVQX

This annual shareholder report contains information about Fidelity® International Value Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$ 103	0.92%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, stock selection in Japan and security selection and an overweight in the United States contributed to the fund's performance versus the MSCI EAFE Value Index (Net MA) for the fiscal year.
•By sector, security selection was the primary contributor, especially within industrials, where our stock picks in capital goods helped most. Security selection in materials also boosted the fund's relative performance. Also contributing to our result was an overweight in financials.
•The top individual relative contributor was an overweight in Hitachi (+110%). The company was among the fund's biggest holdings. A second notable relative contributor was an overweight in Mitsubishi Heavy Industries (+162%). This was a stake we established this period. Another notable relative contributor was our non-benchmark stake in Rheinmetall (+82%). The stock was among our biggest holdings this period.
•In contrast, from a regional standpoint, stock picks in the U.K. and Asia Pacific ex Japan, primarily in Australia, detracted from the fund's relative result.
•By sector, the biggest detractor from performance versus the benchmark was stock selection in information technology. Stock picking in financials also hampered the fund's result. Also hurting our result was an overweight in energy.
•The largest individual relative detractor was an overweight in BHP (+5%). The stock was among the fund's biggest holdings. A second notable relative detractor was an overweight in GSK (-11%). This was a stake we established this period. A non-benchmark stake in Prudential returned -19% and notably hurt.
•Notable changes in positioning include decreased exposure to France and Australia. By sector, meaningful changes in positioning include lower allocations to consumer discretionary and energy.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class I	23.55%	8.28%	4.84%
MSCI EAFE Value Index	23.14%	6.76%	4.54%
MSCI EAFE Index	23.25%	6.46%	5.49%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,472,284,197
Number of Holdings	101
Total Advisory Fee	$8,618,481
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Financials	35.1
Industrials	18.0
Materials	13.0
Energy	8.4
Consumer Discretionary	5.0
Health Care	4.7
Information Technology	4.3
Consumer Staples	3.9
Communication Services	3.0
Real Estate	0.9
Utilities	0.6

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Shell PLC ADR	3.7
Hitachi Ltd	2.8
Banco Santander SA	2.4
AXA SA	2.3
CRH PLC	2.2
BAE Systems PLC	2.1
BHP Group Ltd	2.1
Rheinmetall AG	2.1
TotalEnergies SE	2.0
Mitsubishi UFJ Financial Group Inc	2.0
23.7
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913940.100    1616-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Pacific Basin Fund Fidelity® Pacific Basin Fund : FPBFX

This annual shareholder report contains information about Fidelity® Pacific Basin Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Pacific Basin Fund	$ 100	0.88%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, security selection in Japan and emerging markets contributed to the fund's performance versus the MS All Country Pacific Index for the fiscal year.
•By sector, security selection was the primary contributor, especially within communication services, where our stock picks in media & entertainment helped most. Stock picking in industrials, primarily within the capital goods industry, and in the consumer discretionary sector also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in Taiwan Semiconductor Manufacturing (+102%). We reduced the position, but it was the fund's biggest holding. The second-largest relative contributor was an overweight in Sea (+164%). Another notable relative contributor was our non-benchmark stake in DouYu International Holdings (+146%). This was a position we established this period.
•In contrast, from a geographical standpoint, security selection in India and Hong Kong detracted from the fund's relative result. A non-benchmark allocation to both the United States and the U.K. hurt as well.
•By sector, the biggest detractor from performance versus the benchmark was security selection in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry. Within the financials sector, an underweight in banks and stock picking in insurance also hampered the fund's result.
•The largest individual relative detractor was our stake in Alibaba Group Holding (-9%). We sold off the stock this period. A second notable relative detractor was an underweight in Meituan (+66%). The stock was not held at period end. An overweight in AIA Group (-6%) also hurt. The company was one of our biggest holdings.
•Notable changes in positioning include decreased exposure to India and a higher allocation to South Korea. By sector, meaningful changes in positioning include increased exposure to communication services and information technology.

How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Pacific Basin Fund	28.70%	7.61%	8.01%
MSCI AC (All Country) Pacific Index	25.68%	4.33%	4.91%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$715,685,719
Number of Holdings	99
Total Advisory Fee	$5,231,315
Portfolio Turnover	61%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Consumer Discretionary	22.3
Information Technology	22.2
Financials	15.5
Communication Services	12.8
Industrials	10.7
Health Care	7.0
Materials	3.7
Utilities	1.6
Real Estate	1.4
Energy	1.2
Consumer Staples	1.1

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Taiwan Semiconductor Manufacturing Co Ltd	9.7
Tencent Holdings Ltd	4.3
TAL Education Group Class A ADR	3.7
PDD Holdings Inc Class A ADR	3.1
Hitachi Ltd	2.7
ORIX Corp	2.5
AIA Group Ltd	2.4
Sony Group Corp	2.4
Samsung Electronics Co Ltd	2.3
Shin-Etsu Chemical Co Ltd	2.1
35.2
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-8544  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses
  Performance adjustment fee

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913834.100    302-TSRA-1224

ANNUAL SHAREHOLDER REPORT | AS OF OCTOBER 31, 2024	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® Emerging Markets Discovery Fund Fidelity Advisor® Emerging Markets Discovery Fund Class A : FEDAX

This annual shareholder report contains information about Fidelity® Emerging Markets Discovery Fund for the period November 1, 2023 to October 31, 2024. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-877-208-0098 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 138	1.29%
What affected the Fund's performance this period?

•International stocks achieved a strong gain for the 12 months ending October 31, 2024. Resilient global economic growth and a slowing in the pace of inflation in certain regions, as well as a shift to global monetary easing, contributed to a favorable backdrop, despite persistent geopolitical risk.
•Against this backdrop, an underweight in Emerging Asia, primarily in India, and stock picking and an overweight in Latin America, primarily in Brazil, detracted from the fund's performance versus the MSCI Emerging Markets SMID Index (Net MA) for the fiscal year.
•By sector, security selection was the primary detractor, especially within financials. Also hurting our result were stock picks in health care, primarily within the pharmaceuticals, biotechnology & life sciences industry, and consumer staples.
•The largest individual relative detractor was our stake in Pharmaron Beijing (-48%). The second-largest relative detractor was Hanon Systems (-52%). The stock was not held at period end. Another notable relative detractor was an overweight in Nanya Technology (-34%).
•In contrast, from a regional standpoint, stock selection in Africa, primarily in South Africa, and stock picks and an underweight in the Middle East, primarily in United Arab Emirates, contributed to the fund's relative result.
•By sector, the biggest contributor to performance versus the benchmark was security selection in communication services, primarily within the media & entertainment industry. Stock picks and an underweight in materials and stock selection and an overweight in industrials, primarily within the capital goods industry, also boosted the fund's relative performance.
•The top individual relative contributor was an overweight in International Games System (+243%). This period we decreased our investment in the stock, which was nonetheless one of our largest holdings as of October 31. The second-largest relative contributor was a non-benchmark stake in Hindustan Aeronautics (+136%), where we decreased our investment this period. Another notable relative contributor was an overweight in Bharat Electronics (+111%).
•Notable changes in positioning include increased exposure to Taiwan and South Africa. By sector, meaningful changes in positioning include lower allocations to health care and utilities.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
October 31, 2014 through October 31, 2024.
Initial investment of $10,000 and the current sales charge was paid.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Class A (incl. 5.75% sales charge)	7.53%	5.77%	4.59%
Class A (without 5.75% sales charge)	14.09%	7.03%	5.21%
MSCI Emerging Markets SMID Cap Index	22.04%	7.42%	4.28%
MSCI Emerging Markets Index	25.33%	3.95%	3.46%

Visit institutional.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of October 31, 2024)

KEY FACTS
Fund Size	$1,183,237,609
Number of Holdings	111
Total Advisory Fee	$10,611,763
Portfolio Turnover	29%
What did the Fund invest in?
(as of October 31, 2024)

MARKET SECTORS (% of Fund's net assets)
Industrials	21.0
Consumer Discretionary	18.3
Financials	14.5
Information Technology	10.9
Consumer Staples	7.8
Real Estate	7.4
Health Care	4.6
Materials	4.6
Utilities	3.9
Energy	3.3
Communication Services	3.2

ASSET ALLOCATION (% of Fund's net assets)

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

TOP HOLDINGS (% of Fund's net assets)
Impala Platinum Holdings Ltd	1.8
Shriram Finance Ltd	1.4
SITC International Holdings Co Ltd	1.4
Bizlink Holding Inc	1.4
Yageo Corp	1.4
Torrent Pharmaceuticals Ltd	1.3
Mr Price Group Ltd	1.3
International Games System Co Ltd	1.3
Nien Made Enterprise Co Ltd	1.3
Coway Co Ltd	1.3
13.9
How has the Fund changed?

This is a summary of certain changes to the Fund since November 1, 2023. For more complete information, you may review the Fund's next prospectus, which we expect to be available by December 30, 2024 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-877-208-0098  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year.
The variations in class fees are primarily the result of the following changes:
  Management fee
  Operating expenses

The fund's transfer agent and pricing & bookkeeping fees were changed to a fixed rate effective December 1, 2023, through February 29, 2024, in anticipation of the transition to a new management fee structure. Effective March 1, 2024, the fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (transfer agent and pricing & bookkeeping). The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class's management fee.
The fund's sub-advisory agreement with FIL Investments (Japan) Limited was not renewed

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913974.100    2375-TSRA-1224

Item 2.

Code of Ethics

As of the end of the period, October 31, 2024, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Diversified International Fund, Fidelity Diversified International K6 Fund, Fidelity Global Equity Income Fund, Fidelity International Capital Appreciation Fund, Fidelity International Capital Appreciation K6 Fund, Fidelity International Discovery K6 Fund, Fidelity International Small Cap Fund, Fidelity International Small Cap Opportunities Fund, Fidelity International Value Fund, Fidelity Total International Equity Fund, and Fidelity Worldwide Fund (the “Fund(s)”):

Services Billed by Deloitte Entities

October 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$64,000	$-	$12,300	$1,200
Fidelity Diversified International K6 Fund	$65,500	$-	$12,500	$1,200
Fidelity Global Equity Income Fund	$46,900	$-	$10,000	$1,100
Fidelity International Capital Appreciation Fund	$49,300	$-	$12,000	$1,200
Fidelity International Capital Appreciation K6 Fund	$49,200	$-	$11,900	$1,200
Fidelity International Discovery K6 Fund	$61,600	$-	$12,300	$1,100
Fidelity International Small Cap Fund	$55,800	$-	$12,000	$1,300
Fidelity International Small Cap Opportunities Fund	$49,700	$-	$9,700	$1,200
Fidelity International Value Fund	$48,800	$-	$9,700	$1,100
Fidelity Total International Equity Fund	$52,100	$-	$11,800	$1,200
Fidelity Worldwide Fund	$49,500	$-	$9,700	$1,200

October 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Diversified International Fund	$53,600	$0	$12,300	$1,400
Fidelity Diversified International K6 Fund	$50,700	$0	$12,500	$1,300
Fidelity Global Equity Income Fund	$44,500	$0	$10,000	$1,200
Fidelity International Capital Appreciation Fund	$49,800	$0	$12,000	$1,300
Fidelity International Capital Appreciation K6 Fund	$49,300	$0	$11,900	$1,300
Fidelity International Discovery K6 Fund	$46,200	$0	$12,300	$1,200
Fidelity International Small Cap Fund	$56,000	$0	$12,000	$1,500
Fidelity International Small Cap Opportunities Fund	$49,900	$0	$9,700	$1,300
Fidelity International Value Fund	$48,600	$0	$9,400	$1,200
Fidelity Total International Equity Fund	$52,300	$0	$11,800	$1,400
Fidelity Worldwide Fund	$49,700	$0	$9,700	$1,300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Emerging Markets Discovery Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity International Discovery

Fund, Fidelity International Growth Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, Fidelity Overseas Fund, and Fidelity Pacific Basin Fund (the “Fund(s)”):

Services Billed by PwC

October 31, 2024 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$51,200	$4,700	$11,500	$1,600
Fidelity China Region Fund	$63,100	$5,600	$12,300	$1,900
Fidelity Emerging Asia Fund	$55,200	$5,000	$11,500	$1,700
Fidelity Emerging Markets Discovery Fund	$51,600	$4,700	$11,500	$1,600
Fidelity Emerging Markets Fund	$59,300	$4,900	$11,800	$1,700
Fidelity Europe Fund	$58,700	$5,300	$11,500	$1,800
Fidelity International Discovery Fund	$85,500	$5,800	$30,900	$2,000
Fidelity International Growth Fund	$50,200	$4,600	$11,500	$1,600
Fidelity Japan Fund	$54,000	$4,900	$11,500	$1,700
Fidelity Japan Smaller Companies Fund	$45,200	$4,200	$11,500	$1,400
Fidelity Nordic Fund	$44,600	$4,200	$13,000	$1,400
Fidelity Overseas Fund	$57,500	$5,200	$13,400	$1,800
Fidelity Pacific Basin Fund	$54,900	$5,000	$13,400	$1,700

October 31, 2023 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$51,400	$4,700	$11,500	$1,600
Fidelity China Region Fund	$63,300	$5,600	$11,500	$1,900
Fidelity Emerging Asia Fund	$55,400	$5,000	$11,500	$1,700
Fidelity Emerging Markets Discovery Fund	$51,700	$4,700	$11,500	$1,600
Fidelity Emerging Markets Fund	$54,700	$5,200	$12,700	$1,700
Fidelity Europe Fund	$58,900	$5,300	$19,900	$1,800
Fidelity International Discovery Fund	$87,400	$5,900	$51,500	$2,000
Fidelity International Growth Fund	$50,300	$4,600	$16,200	$1,600
Fidelity Japan Fund	$54,200	$5,000	$11,500	$1,700
Fidelity Japan Smaller Companies Fund	$45,400	$4,300	$11,500	$1,400
Fidelity Nordic Fund	$44,800	$4,200	$28,500	$1,400
Fidelity Overseas Fund	$57,600	$5,300	$23,700	$1,800
Fidelity Pacific Basin Fund	$55,100	$5,200	$14,300	$1,700

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	October 31, 2024A	October 31, 2023A
Audit-Related Fees	$125,000	$75,000
Tax Fees	$-	$-
All Other Fees	$2,929,500	$-

A Amounts may reflect rounding.

.

Services Billed by PwC

	October 31, 2024A	October 31, 2023A
Audit-Related Fees	$9,701,800	$8,881,200
Tax Fees	$61,000	$1,000
All Other Fees	$35,000	$-

A Amounts may reflect rounding
B May include amounts billed prior to the Fidelity Sustainable Emerging Markets Equity Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	October 31, 2024A	October 31, 2023A
Deloitte Entities	$3,627,600	$6,085,300
PwC	$15,740,000	$14,885,800

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity's Targeted International Equity Funds®

Fidelity® Canada Fund
Fidelity® China Region Fund
Fidelity® Emerging Asia Fund
Fidelity® Emerging Markets Fund
Fidelity® Europe Fund
Fidelity® Japan Fund
Fidelity® Japan Smaller Companies Fund
Fidelity® Nordic Fund
Fidelity® Pacific Basin Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Canada Fund
Fidelity® China Region Fund
Fidelity® Emerging Asia Fund
Fidelity® Emerging Markets Fund
Fidelity® Europe Fund
Fidelity® Japan Fund
Fidelity® Japan Smaller Companies Fund
Fidelity® Nordic Fund
Fidelity® Pacific Basin Fund
Report of Independent Registered Public Accounting Firm
Distributions
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Canada Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 1.8%
Quebecor, Inc.:
Class A	341,900	8,348,907
Class B (sub. vtg.)	136,600	3,401,388
TELUS Corp.	333,500	5,271,904
		17,022,199
Wireless Telecommunication Services - 1.0%
Rogers Communications, Inc. Class B (non-vtg.)	261,700	9,504,915
TOTAL COMMUNICATION SERVICES		26,527,114
CONSUMER DISCRETIONARY - 7.0%
Broadline Retail - 3.4%
Dollarama, Inc.	307,100	31,957,280
Hotels, Restaurants & Leisure - 2.0%
Restaurant Brands International, Inc.	263,300	18,312,904
Specialty Retail - 1.5%
Aritzia, Inc. (a)	185,600	5,975,831
Diversified Royalty Corp. (b)	1,909,400	4,059,198
Pet Valu Holdings Ltd.	223,700	4,092,103
		14,127,132
Textiles, Apparel & Luxury Goods - 0.1%
Canada Goose Holdings, Inc. (a)(b)	133,576	1,314,318
TOTAL CONSUMER DISCRETIONARY		65,711,634
CONSUMER STAPLES - 8.6%
Beverages - 0.0%
GURU Organic Energy Corp. (a)	322,600	373,028
Consumer Staples Distribution & Retail - 8.1%
Alimentation Couche-Tard, Inc. (multi-vtg.)	889,900	46,407,612
Metro, Inc.	353,495	20,993,645
North West Co., Inc.	242,400	9,124,275
		76,525,532
Personal Care Products - 0.5%
Jamieson Wellness, Inc. (c)	186,100	4,433,466
TOTAL CONSUMER STAPLES		81,332,026
ENERGY - 17.5%
Energy Equipment & Services - 0.6%
Pason Systems, Inc.	588,400	5,692,353
Oil, Gas & Consumable Fuels - 16.9%
Cameco Corp.	243,300	12,714,122
Canadian Natural Resources Ltd.	1,309,396	44,528,962
Enbridge, Inc.	162,400	6,559,684
MEG Energy Corp.	142,200	2,599,196
Parkland Corp.	383,183	8,916,673
PrairieSky Royalty Ltd. (b)	1,855,318	37,123,683
South Bow Corp.	547,000	13,659,777
Suncor Energy, Inc.	874,800	33,022,938
		159,125,035
TOTAL ENERGY		164,817,388
FINANCIALS - 27.5%
Banks - 14.0%
Bank of Montreal	242,400	22,089,067
Royal Bank of Canada	668,300	80,823,814
The Toronto-Dominion Bank	525,900	29,072,089
		131,984,970
Capital Markets - 6.1%
Brookfield Asset Management Ltd. Class A	379,201	20,118,202
Brookfield Corp. (Canada) Class A	395,306	20,961,283
TMX Group Ltd.	517,200	16,154,723
		57,234,208
Insurance - 7.4%
Definity Financial Corp.	437,913	16,898,815
Intact Financial Corp.	133,425	25,480,452
Sun Life Financial, Inc.	490,500	27,196,179
		69,575,446
TOTAL FINANCIALS		258,794,624
HEALTH CARE - 0.7%
Health Care Providers & Services - 0.7%
Andlauer Healthcare Group, Inc. (b)	211,159	6,228,535
INDUSTRIALS - 13.0%
Commercial Services & Supplies - 2.2%
GFL Environmental, Inc.	503,400	21,060,114
Ground Transportation - 7.8%
Canadian National Railway Co.	179,350	19,366,734
Canadian Pacific Kansas City Ltd.	698,862	53,912,283
		73,279,017
Professional Services - 3.0%
Thomson Reuters Corp.	173,700	28,432,482
TOTAL INDUSTRIALS		122,771,613
INFORMATION TECHNOLOGY - 11.1%
Electronic Equipment, Instruments & Components - 0.4%
Celestica, Inc. (sub. vtg.) (a)	55,500	3,797,924
IT Services - 3.4%
Shopify, Inc. Class A (a)	408,400	31,948,094
Software - 7.3%
ApplyBoard, Inc. (a)(d)(e)	1,677	52,809
ApplyBoard, Inc. (non-vtg.) (a)(d)(e)	414	13,037
Computer Modelling Group Ltd.	415,600	3,414,705
Constellation Software, Inc.	17,500	52,776,385
Constellation Software, Inc. warrants 3/31/40 (a)(e)	19,300	1
Dye & Durham Ltd. (b)	742,200	10,149,379
Lumine Group, Inc. (a)	125,207	2,915,367
		69,321,683
TOTAL INFORMATION TECHNOLOGY		105,067,701
MATERIALS - 11.1%
Chemicals - 1.8%
Nutrien Ltd.	351,481	16,759,309
Containers & Packaging - 1.3%
CCL Industries, Inc.:
Class A	25,900	1,497,246
Class B	185,000	10,791,611
		12,288,857
Metals & Mining - 7.4%
Franco-Nevada Corp.	264,600	35,122,902
Lundin Mining Corp.	693,800	6,746,904
Triple Flag Precious Metals Corp.	182,800	3,132,551
Wheaton Precious Metals Corp.	370,100	24,441,193
		69,443,550
Paper & Forest Products - 0.6%
Stella-Jones, Inc.	103,123	6,234,707
TOTAL MATERIALS		104,726,423
TOTAL COMMON STOCKS (Cost $469,797,061)		935,977,058

Nonconvertible Preferred Stocks - 0.0%
	Shares	Value ($)
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
ApplyBoard, Inc.:
Series A1 (a)(d)(e)	2,063	65,108
Series A2 (a)(d)(e)	1,615	51,002
Series A3 (a)(d)(e)	92	2,907
Series D (a)(d)(e)	4,504	209,886
Series Seed (a)(d)(e)	617	19,442
(Cost $770,130)		348,345

Convertible Bonds - 0.2%
		Principal Amount (f)	Value ($)
COMMUNICATION SERVICES - 0.2%
Entertainment - 0.2%
Cineplex, Inc. 7.75% 3/1/30 (c) (Cost $1,478,413)	CAD	2,190,000	1,903,185

Money Market Funds - 0.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (g)	718,261	718,404
Fidelity Securities Lending Cash Central Fund 4.87% (g)(h)	7,294,376	7,295,105
TOTAL MONEY MARKET FUNDS (Cost $8,013,509)		8,013,509

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $480,059,113)	946,242,097
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(3,765,179)
NET ASSETS - 100.0%	942,476,918

Currency Abbreviations
CAD	-	Canadian dollar

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $6,336,651 or 0.7% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $414,191 or 0.0% of net assets.

(e)	Level 3 security
(f)	Amount is stated in United States dollars unless otherwise noted.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ApplyBoard, Inc.	6/04/21 - 6/30/21	85,688

ApplyBoard, Inc. (non-vtg.)	6/30/21	44,290

ApplyBoard, Inc. Series A1	6/04/21	133,582

ApplyBoard, Inc. Series A2	6/04/21	104,573

ApplyBoard, Inc. Series A3	6/04/21	5,957

ApplyBoard, Inc. Series D	6/04/21	486,066

ApplyBoard, Inc. Series Seed	6/04/21	39,952

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	373,341	55,951,251	55,606,127	28,055	(61)	-	718,404	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	22,380,495	871,920,860	887,006,250	229,543	-	-	7,295,105	0.0%
Total	22,753,836	927,872,111	942,612,377	257,598	(61)	-	8,013,509

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	26,527,114	26,527,114	-	-
Consumer Discretionary	65,711,634	65,711,634	-	-
Consumer Staples	81,332,026	81,332,026	-	-
Energy	164,817,388	164,817,388	-	-
Financials	258,794,624	258,794,624	-	-
Health Care	6,228,535	6,228,535	-	-
Industrials	122,771,613	122,771,613	-	-
Information Technology	105,416,046	105,001,854	-	414,192
Materials	104,726,423	104,726,423	-	-

Corporate Bonds	1,903,185	-	1,903,185	-

Money Market Funds	8,013,509	8,013,509	-	-
Total Investments in Securities:	946,242,097	943,924,720	1,903,185	414,192
Fidelity® Canada Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $6,792,133) - See accompanying schedule:
Unaffiliated issuers (cost $472,045,604)	$938,228,588
Fidelity Central Funds (cost $8,013,509)	8,013,509

Total Investment in Securities (cost $480,059,113)		$946,242,097
Foreign currency held at value (cost $1,343,912)		1,332,486
Receivable for fund shares sold		2,468,133
Dividends receivable		1,054,221
Interest receivable		10,687
Distributions receivable from Fidelity Central Funds		12,382
Prepaid expenses		1,089
Other receivables		97,518
Total assets		951,218,613
Liabilities
Payable for fund shares redeemed	$599,337
Accrued management fee	773,773
Distribution and service plan fees payable	10,347
Other payables and accrued expenses	66,707
Collateral on securities loaned	7,291,531
Total liabilities		8,741,695
Net Assets		$942,476,918
Net Assets consist of:
Paid in capital		$419,437,039
Total accumulated earnings (loss)		523,039,879
Net Assets		$942,476,918

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($31,400,743 ÷ 444,615 shares)(a)		$70.62
Maximum offering price per share (100/94.25 of $70.62)		$74.93
Class M :
Net Asset Value and redemption price per share ($6,946,202 ÷ 98,908 shares)(a)		$70.23
Maximum offering price per share (100/96.50 of $70.23)		$72.78
Class C :
Net Asset Value and offering price per share ($758,965 ÷ 10,910 shares)(a)		$69.57
Canada :
Net Asset Value, offering price and redemption price per share ($877,615,241 ÷ 12,355,286 shares)		$71.03
Class I :
Net Asset Value, offering price and redemption price per share ($19,072,348 ÷ 268,270 shares)		$71.09
Class Z :
Net Asset Value, offering price and redemption price per share ($6,683,419 ÷ 94,342 shares)		$70.84
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$21,829,144
Interest		60,622
Income from Fidelity Central Funds (including $229,543 from security lending)		257,598
Income before foreign taxes withheld		$22,147,364
Less foreign taxes withheld		(3,375,393)
Total income		18,771,971
Expenses
Management fee
Basic fee	$7,159,516
Performance adjustment	1,664,010
Transfer agent fees	509,686
Distribution and service plan fees	121,853
Accounting fees	135,482
Custodian fees and expenses	20,902
Independent trustees' fees and expenses	4,150
Registration fees	81,530
Audit fees	64,504
Legal	3,358
Miscellaneous	18,642
Total expenses before reductions	9,783,633
Expense reductions	(40,765)
Total expenses after reductions		9,742,868
Net Investment income (loss)		9,029,103
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	56,961,371
Fidelity Central Funds	(61)
Foreign currency transactions	(63,684)
Total net realized gain (loss)		56,897,626
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	144,547,793
Assets and liabilities in foreign currencies	(13,188)
Total change in net unrealized appreciation (depreciation)		144,534,605
Net gain (loss)		201,432,231
Net increase (decrease) in net assets resulting from operations		$210,461,334
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,029,103	$11,119,448
Net realized gain (loss)	56,897,626	20,915,338
Change in net unrealized appreciation (depreciation)	144,534,605	(17,873,688)
Net increase (decrease) in net assets resulting from operations	210,461,334	14,161,098
Distributions to shareholders	(30,159,569)	(34,966,270)

Share transactions - net increase (decrease)	(60,797,616)	(43,174,882)

Total increase (decrease) in net assets	119,504,149	(63,980,054)

Net Assets
Beginning of period	822,972,769	886,952,823
End of period	$942,476,918	$822,972,769

Financial Highlights
Fidelity Advisor® Canada Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$57.80	$59.44	$67.23	$46.01	$51.95
Income from Investment Operations
Net investment income (loss) A,B	.47	.57	.63	.55	.61
Net realized and unrealized gain (loss)	14.32	(.01) C	(5.30)	21.89	(4.38)
Total from investment operations	14.79	.56	(4.67)	22.44	(3.77)
Distributions from net investment income	(.65)	(.68)	(.61)	(.63)	(.77)
Distributions from net realized gain	(1.31)	(1.52)	(2.51)	(.59)	(1.40)
Total distributions	(1.97) D	(2.20)	(3.12)	(1.22)	(2.17)
Net asset value, end of period	$70.62	$57.80	$59.44	$67.23	$46.01
Total Return E,F	26.11%	.88%	(7.06)%	49.45%	(7.70)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.34%	1.36%	1.20%	1.12%	1.20%
Expenses net of fee waivers, if any	1.33%	1.36%	1.20%	1.12%	1.20%
Expenses net of all reductions	1.33%	1.35%	1.20%	1.12%	1.19%
Net investment income (loss)	.70%	.94%	1.00%	.92%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$31,401	$28,548	$31,707	$33,087	$23,395
Portfolio turnover rate I	8%	9%	13%	7%	11%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Canada Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$57.49	$59.09	$66.84	$45.74	$51.67
Income from Investment Operations
Net investment income (loss) A,B	.30	.41	.45	.38	.47
Net realized and unrealized gain (loss)	14.25	- C	(5.26)	21.78	(4.36)
Total from investment operations	14.55	.41	(4.81)	22.16	(3.89)
Distributions from net investment income	(.50)	(.49)	(.42)	(.47)	(.64)
Distributions from net realized gain	(1.31)	(1.52)	(2.51)	(.59)	(1.40)
Total distributions	(1.81)	(2.01)	(2.94) D	(1.06)	(2.04)
Net asset value, end of period	$70.23	$57.49	$59.09	$66.84	$45.74
Total Return E,F	25.80%	.62%	(7.32)%	49.04%	(7.95)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.59%	1.63%	1.48%	1.40%	1.47%
Expenses net of fee waivers, if any	1.58%	1.63%	1.48%	1.39%	1.47%
Expenses net of all reductions	1.58%	1.62%	1.48%	1.39%	1.47%
Net investment income (loss)	.45%	.68%	.72%	.64%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$6,946	$6,255	$6,641	$7,829	$5,911
Portfolio turnover rate I	8%	9%	13%	7%	11%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Canada Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$56.91	$58.39	$65.76	$44.96	$50.61
Income from Investment Operations
Net investment income (loss) A,B	(.03)	.10	.14	.08	.24
Net realized and unrealized gain (loss)	14.15	- C	(5.19)	21.46	(4.31)
Total from investment operations	14.12	.10	(5.05)	21.54	(4.07)
Distributions from net investment income	(.15)	(.05)	-	(.15)	(.18)
Distributions from net realized gain	(1.31)	(1.52)	(2.32)	(.59)	(1.40)
Total distributions	(1.46)	(1.58) D	(2.32)	(.74)	(1.58)
Net asset value, end of period	$69.57	$56.91	$58.39	$65.76	$44.96
Total Return E,F	25.19%	.10%	(7.79)%	48.31%	(8.39)%
Ratios to Average Net Assets A,G,H
Expenses before reductions	2.09%	2.14%	1.99%	1.90%	1.95%
Expenses net of fee waivers, if any	2.09%	2.13%	1.98%	1.90%	1.95%
Expenses net of all reductions	2.09%	2.13%	1.98%	1.90%	1.95%
Net investment income (loss)	(.05)%	.16%	.22%	.14%	.51%
Supplemental Data
Net assets, end of period (000 omitted)	$759	$844	$1,109	$1,683	$3,151
Portfolio turnover rate I	8%	9%	13%	7%	11%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CAmount represents less than $.005 per share.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Canada Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$58.14	$59.79	$67.62	$46.26	$52.21
Income from Investment Operations
Net investment income (loss) A,B	.66	.77	.83	.74	.76
Net realized and unrealized gain (loss)	14.40	(.03) C	(5.33)	21.99	(4.38)
Total from investment operations	15.06	.74	(4.50)	22.73	(3.62)
Distributions from net investment income	(.86)	(.87)	(.82)	(.78)	(.92)
Distributions from net realized gain	(1.31)	(1.52)	(2.51)	(.59)	(1.40)
Total distributions	(2.17)	(2.39)	(3.33)	(1.37)	(2.33) D
Net asset value, end of period	$71.03	$58.14	$59.79	$67.62	$46.26
Total Return E	26.49%	1.18%	(6.77)%	49.91%	(7.40)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.05%	1.05%	.89%	.80%	.88%
Expenses net of fee waivers, if any	1.04%	1.04%	.88%	.80%	.88%
Expenses net of all reductions	1.04%	1.04%	.88%	.80%	.88%
Net investment income (loss)	.99%	1.25%	1.32%	1.24%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$877,615	$774,062	$825,488	$821,617	$612,716
Portfolio turnover rate H	8%	9%	13%	7%	11%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Canada Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$58.19	$59.84	$67.70	$46.24	$52.11
Income from Investment Operations
Net investment income (loss) A,B	.67	.78	.85	.78	.79
Net realized and unrealized gain (loss)	14.40	(.03) C	(5.34)	22.00	(4.39)
Total from investment operations	15.07	.75	(4.49)	22.78	(3.60)
Distributions from net investment income	(.86)	(.88)	(.86)	(.73)	(.87)
Distributions from net realized gain	(1.31)	(1.52)	(2.51)	(.59)	(1.40)
Total distributions	(2.17)	(2.40)	(3.37)	(1.32)	(2.27)
Net asset value, end of period	$71.09	$58.19	$59.84	$67.70	$46.24
Total Return D	26.49%	1.20%	(6.74)%	50.02%	(7.35)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.04%	1.03%	.86%	.74%	.81%
Expenses net of fee waivers, if any	1.04%	1.03%	.86%	.74%	.81%
Expenses net of all reductions	1.04%	1.03%	.86%	.74%	.81%
Net investment income (loss)	1.00%	1.27%	1.34%	1.29%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$19,072	$10,571	$16,165	$13,724	$8,392
Portfolio turnover rate G	8%	9%	13%	7%	11%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Canada Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$58.01	$59.55	$67.38	$46.11	$52.07
Income from Investment Operations
Net investment income (loss) A,B	.75	.85	.92	.82	.84
Net realized and unrealized gain (loss)	14.33	(.03) C	(5.33)	21.91	(4.37)
Total from investment operations	15.08	.82	(4.41)	22.73	(3.53)
Distributions from net investment income	(.94)	(.84)	(.91)	(.87)	(1.03)
Distributions from net realized gain	(1.31)	(1.52)	(2.51)	(.59)	(1.40)
Total distributions	(2.25)	(2.36)	(3.42)	(1.46)	(2.43)
Net asset value, end of period	$70.84	$58.01	$59.55	$67.38	$46.11
Total Return D	26.62%	1.33%	(6.66)%	50.13%	(7.24)%
Ratios to Average Net Assets A,E,F
Expenses before reductions	.93%	.92%	.75%	.66%	.72%
Expenses net of fee waivers, if any	.92%	.91%	.75%	.66%	.72%
Expenses net of all reductions	.92%	.91%	.75%	.66%	.72%
Net investment income (loss)	1.11%	1.38%	1.45%	1.38%	1.74%
Supplemental Data
Net assets, end of period (000 omitted)	$6,683	$2,692	$5,843	$22,010	$15,221
Portfolio turnover rate G	8%	9%	13%	7%	11%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2024

1. Organization.
Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Canada, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$470,992,700
Gross unrealized depreciation	(10,744,792)
Net unrealized appreciation (depreciation)	$460,247,908
Tax Cost	$485,994,189

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,009,203
Undistributed long-term capital gain	$52,799,812
Net unrealized appreciation (depreciation) on securities and other investments	$460,230,867

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$11,813,217	$12,611,012
Long-term Capital Gains	18,346,352	22,355,258
Total	$30,159,569	$34,966,270

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Canada Fund	75,529,639	161,150,154
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.89
Class M	.89
Class C	.89
Canada	.86
Class I	.84
Class Z	.73

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.87
Class M	.87
Class C	.87
Canada	.83
Class I	.84
Class Z	.73

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Canada Fund	S&P/TSX Composite Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Canada. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .18%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	78,282	270
Class M	.25%	.25%	34,776	76
Class C	.75%	.25%	8,795	882
			121,853	1,228

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	2,083
Class M	330
Class CA	92
2,505

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.2000
Class C	.2000
Canada	.1694
Class I	.1500
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	21,349.21
Class M	4,797.21
Class C	645.21
Canada	476,108.17
Class I	6,351.15
Class Z	436.04
	509,686

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Canada Fund	.0450

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Canada Fund	.05

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Canada Fund	4,506,977	16,667,063	5,672,033
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Canada Fund	1,467
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Canada Fund	24,877	-	-
8. Expense Reductions.

Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)
Class A	20
Class M	93
113

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $40,652.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Canada Fund
Distributions to shareholders
Class A	$956,471	$1,149,850
Class M	195,471	223,562
Class C	21,926	28,556
Canada	28,479,448	32,768,937
Class I	395,367	643,345
Class Z	110,886	152,020
Total	$30,159,569	$34,966,270
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Canada Fund
Class A
Shares sold	13,073	21,447	$863,814	$1,305,304
Reinvestment of distributions	15,002	18,742	916,003	1,102,198
Shares redeemed	(77,356)	(79,708)	(5,101,231)	(4,871,865)
Net increase (decrease)	(49,281)	(39,519)	$(3,321,414)	$(2,464,363)
Class M
Shares sold	1,815	3,145	$118,342	$189,947
Reinvestment of distributions	3,195	3,795	194,459	222,444
Shares redeemed	(14,909)	(10,510)	(987,428)	(631,738)
Net increase (decrease)	(9,899)	(3,570)	$(674,627)	$(219,347)
Class C
Shares sold	1,074	1,809	$67,883	$108,691
Reinvestment of distributions	362	490	21,926	28,556
Shares redeemed	(5,361)	(6,450)	(354,782)	(390,489)
Net increase (decrease)	(3,925)	(4,151)	$(264,973)	$(253,242)
Canada
Shares sold	412,712	602,311	$27,859,664	$36,851,268
Reinvestment of distributions	435,957	524,933	26,706,738	30,971,047
Shares redeemed	(1,806,263)	(1,620,750)	(120,315,587)	(99,399,772)
Net increase (decrease)	(957,594)	(493,506)	$(65,749,185)	$(31,577,457)
Class I
Shares sold	241,609	65,023	$16,397,061	$3,953,919
Reinvestment of distributions	6,203	10,141	380,299	598,723
Shares redeemed	(161,195)	(163,668)	(10,741,551)	(10,006,385)
Net increase (decrease)	86,617	(88,504)	$6,035,809	$(5,453,743)
Class Z
Shares sold	88,695	28,551	$5,943,877	$1,711,374
Reinvestment of distributions	1,551	2,264	94,654	133,088
Shares redeemed	(42,317)	(82,521)	(2,861,757)	(5,051,192)
Net increase (decrease)	47,929	(51,706)	$3,176,774	$(3,206,730)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® China Region Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 94.9%
	Shares	Value ($)
COMMUNICATION SERVICES - 13.1%
Diversified Telecommunication Services - 0.4%
HKT Trust/HKT Ltd. unit	4,072,000	5,060,301
Entertainment - 2.4%
Cloud Music, Inc. (a)(b)	208,050	3,329,515
NetEase, Inc.	873,800	14,058,394
Sea Ltd. ADR Class A (a)	117,700	11,069,685
		28,457,594
Interactive Media & Services - 10.3%
Tencent Holdings Ltd.	2,387,700	124,499,766
TOTAL COMMUNICATION SERVICES		158,017,661
CONSUMER DISCRETIONARY - 23.8%
Automobile Components - 0.9%
Fuyao Glass Industries Group Co. Ltd. (H Shares) (b)	1,085,200	7,676,269
Zhejiang Shuanghuan Driveline Co. Ltd.	669,870	2,644,114
		10,320,383
Automobiles - 0.6%
BYD Co. Ltd. (H Shares)	146,500	5,291,378
Li Auto, Inc. Class A (a)	191,600	2,409,389
Zeekr Intelligent Technology Holding Ltd. ADR	7,300	183,303
		7,884,070
Broadline Retail - 10.4%
Alibaba Group Holding Ltd.	5,410,200	66,179,272
JD.com, Inc. Class A	928,000	18,819,123
PDD Holdings, Inc. ADR (a)	337,205	40,663,551
		125,661,946
Diversified Consumer Services - 1.8%
New Oriental Education & Technology Group, Inc.	442,000	2,766,061
New Oriental Education & Technology Group, Inc. sponsored ADR	189,846	11,884,360
TAL Education Group ADR (a)	691,300	7,687,256
		22,337,677
Hotels, Restaurants & Leisure - 7.0%
Galaxy Entertainment Group Ltd.	1,341,000	5,968,226
Meituan Class B (a)(b)	2,023,058	47,805,615
TravelSky Technology Ltd. (H Shares)	4,184,000	5,864,236
Trip.com Group Ltd. (a)	108,000	6,950,287
Trip.com Group Ltd. ADR (a)	280,600	18,070,640
		84,659,004
Household Durables - 1.2%
Chervon Holdings Ltd.	793,400	2,089,354
Haier Smart Home Co. Ltd.	866,800	3,145,814
Haier Smart Home Co. Ltd. (A Shares)	2,112,927	8,680,374
Midea Group Co. Ltd. (H Shares) (c)	130,700	1,218,309
		15,133,851
Textiles, Apparel & Luxury Goods - 1.9%
Li Ning Co. Ltd.	2,197,500	4,483,798
LVMH Moet Hennessy Louis Vuitton SE	7,000	4,660,044
Shenzhou International Group Holdings Ltd.	1,730,500	13,362,940
		22,506,782
TOTAL CONSUMER DISCRETIONARY		288,503,713
CONSUMER STAPLES - 2.6%
Beverages - 1.3%
Kweichow Moutai Co. Ltd. (A Shares)	75,945	16,305,737
Consumer Staples Distribution & Retail - 0.2%
Yifeng Pharmacy Chain Co. Ltd.	653,440	2,178,984
Food Products - 0.8%
Uni-President Enterprises Corp.	3,628,000	10,192,934
Personal Care Products - 0.3%
Proya Cosmetics Co. Ltd. (A Shares)	228,064	3,074,076
TOTAL CONSUMER STAPLES		31,751,731
ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
PetroChina Co. Ltd. (H Shares)	9,750,000	7,321,418
FINANCIALS - 13.1%
Banks - 6.0%
China Construction Bank Corp. (H Shares)	47,630,610	36,972,621
E.SUN Financial Holdings Co. Ltd.	14,648,885	12,496,974
Hang Seng Bank Ltd.	454,500	5,559,531
Industrial & Commercial Bank of China Ltd. (H Shares)	28,203,000	16,917,755
		71,946,881
Capital Markets - 0.8%
Hong Kong Exchanges and Clearing Ltd.	237,200	9,497,575
Financial Services - 1.4%
Chailease Holding Co. Ltd.	1,713,000	8,047,731
Far East Horizon Ltd.	13,368,500	9,331,072
		17,378,803
Insurance - 4.9%
AIA Group Ltd.	4,614,000	36,415,158
China Pacific Insurance (Group) Co. Ltd. (H Shares)	2,943,600	10,222,691
PICC Property & Casualty Co. Ltd. (H Shares)	3,986,000	6,046,645
Ping An Insurance Group Co. of China Ltd. (H Shares)	1,078,500	6,682,154
		59,366,648
TOTAL FINANCIALS		158,189,907
HEALTH CARE - 3.2%
Biotechnology - 2.3%
Abbisko Cayman Ltd. (a)	6,601,000	3,508,439
Innovent Biologics, Inc. (a)(b)	1,040,000	4,521,063
Legend Biotech Corp. ADR (a)	97,100	4,371,442
Zai Lab Ltd. (a)	3,071,000	9,363,856
Zai Lab Ltd. ADR (a)	187,700	5,672,294
		27,437,094
Health Care Equipment & Supplies - 0.8%
Eyebright Medical Technology Beijing Co. Ltd. (A Shares)	436,800	5,821,959
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	94,610	3,543,400
		9,365,359
Pharmaceuticals - 0.1%
Consun Pharmaceutical Group Ltd.	1,222,000	1,302,299
TOTAL HEALTH CARE		38,104,752
INDUSTRIALS - 4.2%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp. (a)(d)(e)	10,000	1,169,200
Air Freight & Logistics - 1.2%
ZTO Express, Inc.	118,000	2,721,448
ZTO Express, Inc. sponsored ADR Class A	498,600	11,522,646
		14,244,094
Electrical Equipment - 1.0%
Contemporary Amperex Technology Co. Ltd.	352,700	12,236,841
Machinery - 1.7%
Hangcha Group Co. Ltd. (A Shares)	922,880	2,286,490
Shenzhen Inovance Technology Co. Ltd. (A Shares)	248,913	1,942,798
Sinotruk Hong Kong Ltd.	1,072,500	2,894,763
Techtronic Industries Co. Ltd.	262,500	3,797,180
Weichai Power Co. Ltd. (H Shares)	3,359,000	5,075,658
Zhejiang Sanhua Intelligent Controls Co. Ltd. (A Shares)	1,280,984	3,922,648
		19,919,537
Marine Transportation - 0.2%
SITC International Holdings Co. Ltd.	1,055,000	2,981,759
Trading Companies & Distributors - 0.0%
ZKH Group Ltd. (A Shares) (a)	1	0
TOTAL INDUSTRIALS		50,551,431
INFORMATION TECHNOLOGY - 30.1%
Communications Equipment - 0.3%
Zhongji Innolight Co. Ltd. (A Shares)	168,340	3,325,122
Electronic Equipment, Instruments & Components - 3.2%
Hon Hai Precision Industry Co. Ltd. (Foxconn)	4,561,000	29,329,955
Samsung Electro-Mechanics Co. Ltd.	22,510	1,920,182
Taiyo Yuden Co. Ltd.	206,900	3,618,631
Unimicron Technology Corp.	889,000	4,355,827
		39,224,595
Semiconductors & Semiconductor Equipment - 26.4%
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	583,891	15,765,803
eMemory Technology, Inc.	185,481	18,093,954
King Yuan Electronics Co. Ltd.	668,000	2,525,823
MediaTek, Inc.	74,000	2,890,068
NAURA Technology Group Co. Ltd.	83,100	4,572,857
Taiwan Semiconductor Manufacturing Co. Ltd.	8,735,000	274,817,164
		318,665,669
Technology Hardware, Storage & Peripherals - 0.2%
Quanta Computer, Inc.	307,000	2,797,050
TOTAL INFORMATION TECHNOLOGY		364,012,436
MATERIALS - 3.2%
Chemicals - 0.4%
Shandong Sinocera Functional Material Co. Ltd. (A Shares)	2,024,700	5,431,314
Containers & Packaging - 0.7%
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	2,206,071	7,901,385
Metals & Mining - 2.1%
Zijin Mining Group Co. Ltd. (H Shares)	11,772,000	25,075,205
TOTAL MATERIALS		38,407,904
REAL ESTATE - 1.0%
Real Estate Management & Development - 1.0%
China Resources Mixc Lifestyle Services Ltd. (b)	1,671,600	6,896,048
KE Holdings, Inc. ADR	262,970	5,766,932
		12,662,980
TOTAL COMMON STOCKS (Cost $747,896,096)		1,147,523,933

Preferred Stocks - 2.0%
	Shares	Value ($)
Convertible Preferred Stocks - 0.9%
COMMUNICATION SERVICES - 0.8%
Interactive Media & Services - 0.8%
ByteDance Ltd. Series E1 (a)(d)(e)	38,752	9,655,836
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
dMed Biopharmaceutical Co. Ltd. Series C (a)(d)(e)	275,211	1,491,644
TOTAL CONVERTIBLE PREFERRED STOCKS		11,147,480
Nonconvertible Preferred Stocks - 1.1%
INFORMATION TECHNOLOGY - 1.1%
Technology Hardware, Storage & Peripherals - 1.1%
Samsung Electronics Co. Ltd.	386,430	13,336,840
TOTAL PREFERRED STOCKS (Cost $25,197,717)		24,484,320

Money Market Funds - 3.0%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	35,889,897	35,897,075
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	749,925	750,000
TOTAL MONEY MARKET FUNDS (Cost $36,647,075)		36,647,075

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $809,740,888)	1,208,655,328
NET OTHER ASSETS (LIABILITIES) - 0.1%	1,014,737
NET ASSETS - 100.0%	1,209,670,065

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $70,228,510 or 5.8% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $12,316,680 or 1.0% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	4,246,219

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	3,908,863

Space Exploration Technologies Corp.	2/16/21	419,990

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	13,693,950	270,323,895	248,120,768	1,635,841	(2)	-	35,897,075	0.1%
Fidelity Securities Lending Cash Central Fund 4.87%	6,127,633	78,815,624	84,193,257	45,491	-	-	750,000	0.0%
Total	19,821,583	349,139,519	332,314,025	1,681,332	(2)	-	36,647,075

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	167,673,497	11,069,685	146,947,976	9,655,836
Consumer Discretionary	288,503,713	78,489,110	210,014,603	-
Consumer Staples	31,751,731	-	31,751,731	-
Energy	7,321,418	-	7,321,418	-
Financials	158,189,907	-	158,189,907	-
Health Care	39,596,396	10,043,736	28,061,016	1,491,644
Industrials	50,551,431	11,522,646	37,859,585	1,169,200
Information Technology	377,349,276	-	377,349,276	-
Materials	38,407,904	-	38,407,904	-
Real Estate	12,662,980	5,766,932	6,896,048	-

Money Market Funds	36,647,075	36,647,075	-	-
Total Investments in Securities:	1,208,655,328	153,539,184	1,042,799,464	12,316,680
The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$12,643,995
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	1,444,663
Cost of Purchases	-
Proceeds of Sales	(1,771,978)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$12,316,680
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2024	$831,282

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Fidelity® China Region Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $704,789) - See accompanying schedule:
Unaffiliated issuers (cost $773,093,813)	$1,172,008,253
Fidelity Central Funds (cost $36,647,075)	36,647,075

Total Investment in Securities (cost $809,740,888)		$1,208,655,328
Cash		13,724
Receivable for investments sold		2,760,353
Receivable for fund shares sold		423,935
Dividends receivable		574,035
Distributions receivable from Fidelity Central Funds		199,417
Prepaid expenses		1,285
Other receivables		30,482
Total assets		1,212,658,559
Liabilities
Payable for fund shares redeemed	$1,139,202
Accrued management fee	892,611
Distribution and service plan fees payable	13,285
Other payables and accrued expenses	193,396
Collateral on securities loaned	750,000
Total liabilities		2,988,494
Net Assets		$1,209,670,065
Net Assets consist of:
Paid in capital		$1,049,254,660
Total accumulated earnings (loss)		160,415,405
Net Assets		$1,209,670,065

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($25,855,516 ÷ 645,718 shares)(a)		$40.04
Maximum offering price per share (100/94.25 of $40.04)		$42.48
Class M :
Net Asset Value and redemption price per share ($9,322,155 ÷ 234,866 shares)(a)		$39.69
Maximum offering price per share (100/96.50 of $39.69)		$41.13
Class C :
Net Asset Value and offering price per share ($4,627,625 ÷ 121,674 shares)(a)		$38.03
China Region :
Net Asset Value, offering price and redemption price per share ($972,317,536 ÷ 23,922,674 shares)		$40.64
Class I :
Net Asset Value, offering price and redemption price per share ($32,635,301 ÷ 808,955 shares)		$40.34
Class Z :
Net Asset Value, offering price and redemption price per share ($164,911,932 ÷ 4,087,727 shares)		$40.34
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$24,719,480
Income from Fidelity Central Funds (including $45,491 from security lending)		1,681,332
Income before foreign taxes withheld		$26,400,812
Less foreign taxes withheld		(2,309,034)
Total income		24,091,778
Expenses
Management fee	$8,109,600
Transfer agent fees	536,196
Distribution and service plan fees	135,344
Accounting fees	134,897
Custodian fees and expenses	232,156
Independent trustees' fees and expenses	4,473
Registration fees	105,137
Audit fees	86,130
Legal	1,380
Miscellaneous	23,824
Total expenses before reductions	9,369,137
Expense reductions	(41,938)
Total expenses after reductions		9,327,199
Net Investment income (loss)		14,764,579
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(47,567,489)
Fidelity Central Funds	(2)
Foreign currency transactions	132,093
Total net realized gain (loss)		(47,435,398)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	321,699,800
Assets and liabilities in foreign currencies	(4,073)
Total change in net unrealized appreciation (depreciation)		321,695,727
Net gain (loss)		274,260,329
Net increase (decrease) in net assets resulting from operations		$289,024,908
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$14,764,579	$9,856,644
Net realized gain (loss)	(47,435,398)	(42,325,277)
Change in net unrealized appreciation (depreciation)	321,695,727	222,995,954
Net increase (decrease) in net assets resulting from operations	289,024,908	190,527,321
Distributions to shareholders	(17,558,581)	(10,463,693)

Share transactions - net increase (decrease)	43,245,195	(76,688,681)

Total increase (decrease) in net assets	314,711,522	103,374,947

Net Assets
Beginning of period	894,958,543	791,583,596
End of period	$1,209,670,065	$894,958,543

Financial Highlights
Fidelity Advisor® China Region Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$30.63	$24.85	$50.32	$50.90	$35.86
Income from Investment Operations
Net investment income (loss) A,B	.41	.22	.14	.06	.08
Net realized and unrealized gain (loss)	9.50	5.75 C	(20.99)	1.95	15.11
Total from investment operations	9.91	5.97	(20.85)	2.01	15.19
Distributions from net investment income	(.50)	(.19)	-	(.44)	(.15)
Distributions from net realized gain	-	-	(4.62)	(2.16)	-
Total distributions	(.50)	(.19)	(4.62)	(2.59) D	(.15)
Net asset value, end of period	$40.04	$30.63	$24.85	$50.32	$50.90
Total Return E,F	32.78%	23.98% C	(45.20)%	3.65%	42.52%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.19%	1.25%	1.23%	1.21%	1.24%
Expenses net of fee waivers, if any	1.19%	1.25%	1.22%	1.21%	1.24%
Expenses net of all reductions	1.19%	1.25%	1.22%	1.21%	1.22%
Net investment income (loss)	1.18%	.66%	.38%	.11%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$25,856	$21,354	$19,362	$45,301	$39,303
Portfolio turnover rate I	30%	24%	20%	60%	60%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than  $.01 per share. Excluding this reimbursement, the total return would have been 23.96%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® China Region Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$30.34	$24.61	$50.02	$50.64	$35.66
Income from Investment Operations
Net investment income (loss) A,B	.32	.13	.03	(.10)	(.05)
Net realized and unrealized gain (loss)	9.43	5.69 C	(20.82)	1.96	15.04
Total from investment operations	9.75	5.82	(20.79)	1.86	14.99
Distributions from net investment income	(.40)	(.09)	-	(.32)	(.01)
Distributions from net realized gain	-	-	(4.62)	(2.16)	-
Total distributions	(.40)	(.09)	(4.62)	(2.48)	(.01)
Net asset value, end of period	$39.69	$30.34	$24.61	$50.02	$50.64
Total Return D,E	32.49%	23.64% C	(45.37)%	3.36%	42.04%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.44%	1.52%	1.53%	1.50%	1.56%
Expenses net of fee waivers, if any	1.44%	1.52%	1.53%	1.50%	1.56%
Expenses net of all reductions	1.44%	1.51%	1.53%	1.50%	1.53%
Net investment income (loss)	.93%	.40%	.08%	(.18)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$9,322	$6,610	$5,803	$12,623	$12,028
Portfolio turnover rate H	30%	24%	20%	60%	60%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than  $.01 per share. Excluding this reimbursement, the total return would have been 23.62%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® China Region Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$29.03	$23.59	$48.34	$49.10	$34.71
Income from Investment Operations
Net investment income (loss) A,B	.14	(.02)	(.13)	(.35)	(.22)
Net realized and unrealized gain (loss)	9.05	5.46 C	(20.00)	1.92	14.61
Total from investment operations	9.19	5.44	(20.13)	1.57	14.39
Distributions from net investment income	(.19)	-	-	(.17)	-
Distributions from net realized gain	-	-	(4.62)	(2.16)	-
Total distributions	(.19)	-	(4.62)	(2.33)	-
Net asset value, end of period	$38.03	$29.03	$23.59	$48.34	$49.10
Total Return D,E	31.82%	23.06% C	(45.60)%	2.89%	41.46%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.94%	1.97%	1.96%	1.96%	1.98%
Expenses net of fee waivers, if any	1.94%	1.96%	1.96%	1.96%	1.98%
Expenses net of all reductions	1.94%	1.96%	1.96%	1.96%	1.96%
Net investment income (loss)	.43%	(.05)%	(.36)%	(.65)%	(.55)%
Supplemental Data
Net assets, end of period (000 omitted)	$4,628	$4,834	$5,784	$13,168	$11,308
Portfolio turnover rate H	30%	24%	20%	60%	60%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than  $.01 per share. Excluding this reimbursement, the total return would have been 23.04%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® China Region Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$31.11	$25.28	$51.03	$51.53	$36.30
Income from Investment Operations
Net investment income (loss) A,B	.51	.32	.25	.23	.21
Net realized and unrealized gain (loss)	9.64	5.85 C	(21.32)	1.97	15.28
Total from investment operations	10.15	6.17	(21.07)	2.20	15.49
Distributions from net investment income	(.62)	(.34)	(.06)	(.54)	(.26)
Distributions from net realized gain	-	-	(4.62)	(2.16)	-
Total distributions	(.62)	(.34)	(4.68)	(2.70)	(.26)
Net asset value, end of period	$40.64	$31.11	$25.28	$51.03	$51.53
Total Return D	33.15%	24.34% C	(45.04)%	3.97%	42.95%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.92%	.95%	.94%	.91%	.93%
Expenses net of fee waivers, if any	.92%	.95%	.93%	.91%	.93%
Expenses net of all reductions	.92%	.95%	.93%	.91%	.91%
Net investment income (loss)	1.45%	.96%	.67%	.41%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$972,318	$809,283	$736,185	$1,609,326	$1,518,404
Portfolio turnover rate G	30%	24%	20%	60%	60%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than  $.01 per share. Excluding this reimbursement, the total return would have been 24.32%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® China Region Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$30.87	$25.07	$50.63	$51.16	$36.05
Income from Investment Operations
Net investment income (loss) A,B	.51	.32	.25	.22	.20
Net realized and unrealized gain (loss)	9.56	5.82 C	(21.15)	1.96	15.17
Total from investment operations	10.07	6.14	(20.90)	2.18	15.37
Distributions from net investment income	(.60)	(.34)	(.04)	(.55)	(.26)
Distributions from net realized gain	-	-	(4.62)	(2.16)	-
Total distributions	(.60)	(.34)	(4.66)	(2.71)	(.26)
Net asset value, end of period	$40.34	$30.87	$25.07	$50.63	$51.16
Total Return D	33.15%	24.40% C	(45.05)%	3.96%	42.91%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.91%	.94%	.93%	.93%	.95%
Expenses net of fee waivers, if any	.91%	.93%	.93%	.93%	.95%
Expenses net of all reductions	.91%	.93%	.93%	.93%	.93%
Net investment income (loss)	1.46%	.98%	.68%	.39%	.48%
Supplemental Data
Net assets, end of period (000 omitted)	$32,635	$26,683	$20,509	$68,464	$47,688
Portfolio turnover rate G	30%	24%	20%	60%	60%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than  $.01 per share. Excluding this reimbursement, the total return would have been 24.38%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® China Region Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$30.90	$25.02	$50.57	$51.07	$36.00
Income from Investment Operations
Net investment income (loss) A,B	.57	.36	.30	.29	.26
Net realized and unrealized gain (loss)	9.55	5.80 C	(21.10)	1.95	15.14
Total from investment operations	10.12	6.16	(20.80)	2.24	15.40
Distributions from net investment income	(.68)	(.28)	(.12)	(.59)	(.33)
Distributions from net realized gain	-	-	(4.62)	(2.16)	-
Total distributions	(.68)	(.28)	(4.75) D	(2.74) D	(.33)
Net asset value, end of period	$40.34	$30.90	$25.02	$50.57	$51.07
Total Return E	33.34%	24.55% C	(44.97)%	4.09%	43.13%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.77%	.81%	.80%	.80%	.81%
Expenses net of fee waivers, if any	.77%	.80%	.80%	.80%	.81%
Expenses net of all reductions	.77%	.80%	.80%	.80%	.79%
Net investment income (loss)	1.60%	1.11%	.81%	.52%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$164,912	$26,195	$3,940	$71,573	$71,121
Portfolio turnover rate H	30%	24%	20%	60%	60%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than  $.01 per share. Excluding this reimbursement, the total return would have been 24.53%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2024

1. Organization.
Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, China Region, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$12,316,680	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.5 - 2.8 / 2.5	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	22.3	Increase
		Black scholes	Discount rate	4.0%	Increase
			Term	3.0	Increase
			Volatility	60.0%	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, certain corporate actions and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$446,934,644
Gross unrealized depreciation	(67,482,650)
Net unrealized appreciation (depreciation)	$379,451,994
Tax Cost	$829,203,334

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,484,506
Capital loss carryforward	$(234,511,880)
Net unrealized appreciation (depreciation) on securities and other investments	$379,442,779

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(123,365,904)
Long-term	(111,145,976)
Total capital loss carryforward	$(234,511,880)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$17,558,581	$10,463,693
Total	$17,558,581	$10,463,693

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity China Region Fund	309,876,496	293,124,447
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.89
Class M	.89
Class C	.89
China Region	.87
Class I	.86
Class Z	.73

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.89
Class M	.89
Class C	.89
China Region	.87
Class I	.86
Class Z	.73

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.50% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	55,309	2,191
Class M	.25%	.25%	35,428	-
Class C	.75%	.25%	44,607	6,788
			135,344	8,979

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	5,822
Class M	706
Class CA	32
6,560

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.2000
Class C	.2000
China Region	.1844
Class I	.1762
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	14,731.21
Class M	4,603.21
Class C	3,147.20
China Region	493,408.18
Class I	13,524.17
Class Z	6,783.04
	536,196

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity China Region Fund	.0445

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity China Region Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity China Region Fund	724

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity China Region Fund	2,774,811	5,145,063	(9,224,545)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity China Region Fund	1,577
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity China Region Fund	4,806	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,238. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)
Class A	29
Class M	69
Class C	2
100

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $40,600.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity China Region Fund
Distributions to shareholders
Class A	$338,330	$147,676
Class M	85,978	22,086
Class C	30,918	-
China Region	15,840,360	9,963,708
Class I	463,654	287,558
Class Z	799,341	42,665
Total	$17,558,581	$10,463,693
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity China Region Fund
Class A
Shares sold	178,844	213,022	$6,717,569	$7,300,449
Reinvestment of distributions	10,187	4,346	321,753	141,383
Shares redeemed	(240,554)	(299,344)	(8,335,430)	(9,796,907)
Net increase (decrease)	(51,523)	(81,976)	$(1,296,108)	$(2,355,075)
Class M
Shares sold	47,502	55,083	$1,843,637	$1,982,190
Reinvestment of distributions	2,728	682	85,562	22,023
Shares redeemed	(33,205)	(73,707)	(1,091,731)	(2,410,361)
Net increase (decrease)	17,025	(17,942)	$837,468	$(406,148)
Class C
Shares sold	21,261	85,870	$735,512	$2,816,391
Reinvestment of distributions	934	-	28,179	-
Shares redeemed	(67,001)	(164,625)	(2,134,280)	(5,078,761)
Net increase (decrease)	(44,806)	(78,755)	$(1,370,589)	$(2,262,370)
China Region
Shares sold	5,146,816	4,425,610	$191,640,410	$152,711,723
Reinvestment of distributions	464,822	285,364	14,864,692	9,405,600
Shares redeemed	(7,703,610)	(7,820,514)	(267,249,284)	(259,958,996)
Net increase (decrease)	(2,091,972)	(3,109,540)	$(60,744,182)	$(97,841,673)
Class I
Shares sold	577,398	909,474	$22,269,323	$31,717,017
Reinvestment of distributions	12,678	7,396	402,398	241,861
Shares redeemed	(645,608)	(870,332)	(21,463,489)	(29,080,141)
Net increase (decrease)	(55,532)	46,538	$1,208,232	$2,878,737
Class Z
Shares sold	3,540,230	915,990	$115,458,729	$30,707,964
Reinvestment of distributions	24,293	1,256	770,360	41,047
Shares redeemed	(324,534)	(226,966)	(11,618,715)	(7,451,163)
Net increase (decrease)	3,239,989	690,280	$104,610,374	$23,297,848
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Emerging Markets Fund
Fidelity China Region Fund	13%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Emerging Asia Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.1%
	Shares	Value ($)
China - 40.5%
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	765,200	20,661,377
AK Medical Holdings Ltd. (a)	8,437,985	5,187,750
Alibaba Group Holding Ltd.	2,335,447	28,567,924
Alibaba Group Holding Ltd. sponsored ADR	95,044	9,312,411
Asymchem Laboratories Tianjin Co. Ltd.:
(A Shares)	71,100	829,965
(H Shares) (a)(b)	208,200	1,509,721
Beijing Chunlizhengda Medical Instruments Co. Ltd.	557,900	1,098,870
Beijing Sinohytec Co. Ltd. (A Shares)	539,245	1,884,842
BYD Co. Ltd.:
(A Shares)	178,400	7,348,321
(H Shares)	428,020	15,459,491
China Resources Beverage Holdings Co. Ltd.	50,200	97,366
Contemporary Amperex Technology Co. Ltd.	307,100	10,654,760
Empyrean Technology Co. Ltd. (A Shares)	142,700	2,003,345
Estun Automation Co. Ltd.:
(A Shares)	1,882,500	4,007,967
(A Shares)	972,100	2,069,665
Flat Glass Group Co. Ltd. (A Shares)	2,568,500	10,383,514
Glodon Co. Ltd. (A Shares)	5,116,560	10,179,659
GRG Metrology & Test Co. Ltd. (A Shares)	799,690	1,953,564
Guangzhou Kingmed Diagnostics Group Co. Ltd. (A Shares)	340,132	1,631,173
Hangzhou Tigermed Consulting Co. Ltd. (A Shares)	254,997	2,255,462
Hygeia Healthcare Holdings Co. (a)(c)	304,874	689,427
Innovent Biologics, Inc. (a)(c)	694,883	3,020,779
Joinn Laboratories China Co. Ltd. (A Shares)	675,860	1,662,750
Kangji Medical Holdings Ltd.	1,437,785	1,071,357
Kanzhun Ltd. ADR	130,054	1,892,286
KE Holdings, Inc. ADR	427,337	9,371,500
Kindstar Globalgene Technology, Inc. (a)	5,990,217	901,958
Kingsemi Co. Ltd. (A Shares)	581,305	7,117,948
Li Auto, Inc. ADR (b)(c)	333,374	8,337,684
Li Ning Co. Ltd.	2,055,633	4,194,332
Maxscend Microelectronics Co. Ltd. (A Shares)	129,800	1,739,259
Meituan Class B (a)(c)	1,366,240	32,284,761
Microport Cardioflow Medtech Corp. (a)(b)(c)	9,175,964	850,826
MicroPort NeuroTech Ltd.	518,268	626,020
MicroTech Medical (Hangzhou) Co. Ltd. (H Shares) (a)(c)	1,232,688	695,345
NAURA Technology Group Co. Ltd.	364,397	20,052,171
NXP Semiconductors NV	36,400	8,535,800
PDD Holdings, Inc. ADR (c)	389,572	46,978,487
Ping An Insurance Group Co. of China Ltd. (H Shares)	2,885,166	17,875,868
SG Micro Corp. (A Shares)	83,940	1,050,903
Shandong Weigao Orthopaedic Device Co. Ltd. (A Shares)	1,813,800	7,588,439
Shanghai Aohua Photoelectricity Endoscope Co. Ltd. (A Shares)	301,100	2,238,879
Shanghai MicroPort Endovascula MedTech Group Co. Ltd. (A Shares)	107,996	1,512,452
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	249,589	9,347,781
Silergy Corp.	137,000	2,132,390
SITC International Holdings Co. Ltd.	2,142,931	6,056,591
Skyverse Technology Co. Ltd.	378,500	3,756,134
Smoore International Holdings Ltd. (a)(b)	1,591,090	2,077,247
SonoScape Medical Corp.	450,260	2,252,925
TAL Education Group ADR (c)	591,655	6,579,204
Tencent Holdings Ltd.	511,427	26,666,894
Tofflon Science & Technology Group Co. Ltd. (A Shares)	2,551,900	4,587,558
Trip.com Group Ltd. (c)	78,968	5,081,947
Venus MedTech Hangzhou, Inc. (H Shares) (a)(b)(c)(d)	2,490,882	1,440,553
Warom Technology, Inc. Co. (A Shares)	805,700	2,319,521
Weihai Guangwei Composites Co. Ltd. (A Shares)	594,036	2,919,241
WuXi AppTec Co. Ltd. (H Shares) (a)(b)	906,566	6,028,962
WuXi XDC Cayman, Inc. (b)	4,741,259	14,093,066
Zeekr Intelligent Technology Holding Ltd. ADR	21,200	532,332
ZKH Group Ltd. (A Shares) (c)	18	2
Zylox-Tonbridge Medical Technology Co. Ltd. (a)(c)	1,663,090	2,438,816
TOTAL CHINA		415,697,542
Hong Kong - 4.2%
AIA Group Ltd.	2,205,349	17,405,317
Hong Kong Exchanges and Clearing Ltd.	444,387	17,793,419
Huanxi Media Group Ltd. (c)	19,829,015	1,500,573
J&T Global Express Ltd.	8,420,927	6,649,470
TOTAL HONG KONG		43,348,779
India - 22.0%
Afcons Infrastructure Ltd.	285,920	1,574,305
Afcons Infrastructure Ltd.	285,920	1,574,305
Afcons Infrastructure Ltd.	149,037	820,613
Amber Enterprises India Ltd. (c)	31,138	2,227,843
Aster DM Healthcare Ltd. (a)	312,366	1,647,208
Bajaj Finance Ltd.	123,375	10,077,084
Bajaj Housing Finance Ltd. (h)	2,015,024	3,184,773
Bharat Electronics Ltd.	837,837	2,828,125
Computer Age Management Services Private Ltd.	299,371	15,772,186
Delhivery Private Ltd. (c)	3,062,303	12,935,479
Devyani International Ltd. (c)	717,131	1,440,011
Divi's Laboratories Ltd.	46,300	3,235,844
Eicher Motors Ltd.	48,985	2,842,898
GMR Airports Infrastructure Ltd. (c)	2,112,625	1,983,362
HDFC Asset Management Co. Ltd. (a)	160,690	8,200,019
HDFC Bank Ltd.	975,225	20,044,934
HDFC Standard Life Insurance Co. Ltd. (a)	558,257	4,768,231
Hindustan Aeronautics Ltd.	196,766	9,901,377
Hyundai Motor India Ltd.	334,526	7,185,324
INOX India Ltd.	111,832	1,507,269
Juniper Hotels Ltd.	824,627	3,298,552
Kotak Mahindra Bank Ltd.	74,945	1,538,596
Larsen & Toubro Ltd.	53,877	2,314,317
MakeMyTrip Ltd. (b)(c)	385,960	39,171,080
Page Industries Ltd.	2,898	1,484,941
Reliance Industries Ltd.	414,103	6,547,611
Reliance Industries Ltd. (c)	414,103	6,500,787
Sapphire Foods India Ltd. (c)	585,666	2,232,346
SIS Ltd. (c)	340,416	1,623,358
SRF Ltd.	50,920	1,353,867
Syngene International Ltd. (a)	167,572	1,711,751
Vijaya Diagnostic Centre Pvt Ltd.	119,225	1,414,202
Zomato Ltd. (c)	14,791,761	42,436,531
TOTAL INDIA		225,379,129
Indonesia - 1.0%
PT Bank Central Asia Tbk	10,323,040	6,681,036
PT Bank Rakyat Indonesia (Persero) Tbk	12,739,688	3,883,747
TOTAL INDONESIA		10,564,783
Japan - 0.8%
Freee KK (c)	158,335	2,954,754
Money Forward, Inc. (c)	149,010	4,861,540
TOTAL JAPAN		7,816,294
Korea (South) - 6.7%
Delivery Hero AG (a)(c)	426,651	18,112,242
Gabia, Inc.	128,155	1,253,594
Kakao Corp.	70,465	1,881,614
NAVER Corp.	131,840	16,179,723
Samsung Electronics Co. Ltd.	712,558	30,355,012
Webtoon Entertainment, Inc.	97,900	1,018,160
TOTAL KOREA (SOUTH)		68,800,345
Singapore - 7.5%
Oversea-Chinese Banking Corp. Ltd.	322,432	3,699,296
Sea Ltd. ADR Class A (c)	755,042	71,011,700
United Overseas Bank Ltd.	110,902	2,695,922
TOTAL SINGAPORE		77,406,918
South Africa - 0.9%
Naspers Ltd. Class N	37,400	8,839,394
Switzerland - 0.4%
Yunnan Botanee Bio-Technology Group Co. Ltd. ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 3/10/25 (a)	179,025	1,305,526
ZWSOFT Co. Ltd. Guangzhou ELS (UBS AG London Branch Bank Warrant Programme) Class A warrants 9/25/25 (a)	202,088	2,630,624
TOTAL SWITZERLAND		3,936,150
Taiwan - 12.8%
E Ink Holdings, Inc.	768,000	7,211,281
MediaTek, Inc.	88,000	3,436,837
Taiwan Semiconductor Manufacturing Co. Ltd.	3,458,892	108,822,313
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	39,653	7,555,483
Unimicron Technology Corp.	848,000	4,154,939
TOTAL TAIWAN		131,180,853
United Kingdom - 0.2%
Endava PLC ADR (c)	64,447	1,524,172
United States of America - 0.8%
ON Semiconductor Corp. (c)	61,548	4,338,519
Space Exploration Technologies Corp. (c)(d)(e)	11,000	1,286,120
Teradyne, Inc.	25,334	2,690,724
TOTAL UNITED STATES OF AMERICA		8,315,363
Vietnam - 0.3%
Vietnam Dairy Products Corp.	1,043,400	2,727,237
TOTAL COMMON STOCKS (Cost $717,660,771)		1,005,536,959

Preferred Stocks - 1.1%
	Shares	Value ($)
Convertible Preferred Stocks - 0.7%
China - 0.6%
ByteDance Ltd. Series E1 (c)(d)(e)	23,366	5,822,106
dMed Biopharmaceutical Co. Ltd. Series C (c)(d)(e)	128,423	696,053
		6,518,159
India - 0.1%
Meesho:
Series D2 (d)(e)	5,677	315,244
Series E (d)(e)	946	52,531
Series F (c)(d)(e)	878	49,607
		417,382
TOTAL CONVERTIBLE PREFERRED STOCKS		6,935,541
Nonconvertible Preferred Stocks - 0.4%
Korea (South) - 0.4%
Samsung Electronics Co. Ltd.	121,810	4,204,023
TOTAL PREFERRED STOCKS (Cost $8,861,547)		11,139,564

Money Market Funds - 7.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	16,199,798	16,203,038
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	60,890,693	60,896,782
TOTAL MONEY MARKET FUNDS (Cost $77,099,820)		77,099,820

TOTAL INVESTMENT IN SECURITIES - 106.7% (Cost $803,622,138)	1,093,776,343
NET OTHER ASSETS (LIABILITIES) - (6.7)%	(68,224,694)
NET ASSETS - 100.0%	1,025,551,649

Security Type Abbreviations
ELS	-	EQUITY-LINKED SECURITY

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $95,501,746 or 9.3% of net assets.

(b)	Security or a portion of the security is on loan at period end.
(c)	Non-income producing
(d)	Level 3 security
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,221,661 or 0.8% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
(h)
Equity security is subject to lock-up or market standoff agreement. Fair value is based on the unadjusted market price of the equivalent equity security. As of period end, the total fair value of unadjusted equity securities subject to contractual sale restrictions is $3,184,773 and all restrictions are set to expire on or before December 31, 2024.  Under normal market conditions, there are no circumstances that could cause the restrictions to lapse.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	2,560,310

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	1,824,011

Meesho Series D2	7/15/24	317,912

Meesho Series E	7/15/24	52,976

Meesho Series F	7/15/24	49,168

Space Exploration Technologies Corp.	2/16/21	461,989

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	8,975,185	330,578,888	323,351,301	659,686	267	(1)	16,203,038	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	16,834,536	248,019,561	203,957,315	736,603	-	-	60,896,782	0.3%
Total	25,809,721	578,598,449	527,308,616	1,396,289	267	(1)	77,099,820

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	125,973,056	73,922,146	46,228,804	5,822,106
Consumer Discretionary	294,365,438	110,911,198	183,036,858	417,382
Consumer Staples	6,207,376	-	6,207,376	-
Energy	13,048,398	-	13,048,398	-
Financials	117,848,242	-	117,848,242	-
Health Care	82,265,892	-	80,129,286	2,136,606
Industrials	89,717,198	2	88,431,076	1,286,120
Information Technology	273,606,315	24,644,698	248,961,617	-
Materials	4,273,108	-	4,273,108	-
Real Estate	9,371,500	9,371,500	-	-

Money Market Funds	77,099,820	77,099,820	-	-
Total Investments in Securities:	1,093,776,343	295,949,364	788,164,765	9,662,214
The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$11,961,089
Net Realized Gain (Loss) on Investment Securities	(8,288,969)
Net Unrealized Gain (Loss) on Investment Securities	10,865,144
Cost of Purchases	420,056
Proceeds of Sales	(6,708,077)
Amortization/Accretion	-
Transfers into Level 3	1,412,971
Transfers out of Level 3	-
Ending Balance	$9,662,214
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2024	$722,310

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Fidelity® Emerging Asia Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $57,745,226) - See accompanying schedule:
Unaffiliated issuers (cost $726,522,318)	$1,016,676,523
Fidelity Central Funds (cost $77,099,820)	77,099,820

Total Investment in Securities (cost $803,622,138)		$1,093,776,343
Foreign currency held at value (cost $2,310,200)		2,310,200
Receivable for fund shares sold		280,583
Dividends receivable		189,379
Distributions receivable from Fidelity Central Funds		168,554
Prepaid expenses		1,131
Other receivables		511,295
Total assets		1,097,237,485
Liabilities
Payable for investments purchased	$134,544
Payable for fund shares redeemed	798,536
Accrued management fee	627,681
Deferred taxes	9,060,070
Other payables and accrued expenses	166,993
Collateral on securities loaned	60,898,012
Total liabilities		71,685,836
Net Assets		$1,025,551,649
Net Assets consist of:
Paid in capital		$1,020,015,510
Total accumulated earnings (loss)		5,536,139
Net Assets		$1,025,551,649
Net Asset Value, offering price and redemption price per share ($1,025,551,649 ÷ 20,642,859 shares)		$49.68
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$11,447,583
Income from Fidelity Central Funds (including $736,603 from security lending)		1,396,289
Income before foreign taxes withheld		$12,843,872
Less foreign taxes withheld		(1,430,371)
Total income		11,413,501
Expenses
Management fee
Basic fee	$7,544,898
Performance adjustment	(2,501,981)
Transfer agent fees	574,617
Accounting fees	135,028
Custodian fees and expenses	249,919
Independent trustees' fees and expenses	4,213
Registration fees	25,028
Audit fees	102,944
Legal	1,364
Interest	16,047
Miscellaneous	24,075
Total expenses before reductions	6,176,152
Expense reductions	(40,536)
Total expenses after reductions		6,135,616
Net Investment income (loss)		5,277,885
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $8,250,877)	28,730,097
Fidelity Central Funds	267
Foreign currency transactions	(121,390)
Total net realized gain (loss)		28,608,974
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,504,088)	266,659,309
Fidelity Central Funds	(1)
Assets and liabilities in foreign currencies	242,079
Total change in net unrealized appreciation (depreciation)		266,901,387
Net gain (loss)		295,510,361
Net increase (decrease) in net assets resulting from operations		$300,788,246
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,277,885	$1,271,379
Net realized gain (loss)	28,608,974	(172,657,476)
Change in net unrealized appreciation (depreciation)	266,901,387	329,221,567
Net increase (decrease) in net assets resulting from operations	300,788,246	157,835,470
Distributions to shareholders	(375,705)	-
Distributions to shareholders from tax return of capital	(336,817)	-

Total Distributions	(712,522)	-
Share transactions
Proceeds from sales of shares	61,473,832	89,917,598
Reinvestment of distributions	649,603	-
Cost of shares redeemed	(204,300,986)	(203,626,450)

Net increase (decrease) in net assets resulting from share transactions	(142,177,551)	(113,708,852)
Total increase (decrease) in net assets	157,898,173	44,126,618

Net Assets
Beginning of period	867,653,476	823,526,858
End of period	$1,025,551,649	$867,653,476

Other Information
Shares
Sold	1,380,129	2,379,648
Issued in reinvestment of distributions	16,661	-
Redeemed	(4,876,776)	(5,497,734)
Net increase (decrease)	(3,479,986)	(3,118,086)

Financial Highlights
Fidelity® Emerging Asia Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$35.97	$30.23	$64.66	$63.60	$45.03
Income from Investment Operations
Net investment income (loss) A,B	.24	.05	(.22)	(.31) C	(.12)
Net realized and unrealized gain (loss)	13.50	5.69	(26.97)	11.00	21.49
Total from investment operations	13.74	5.74	(27.19)	10.69	21.37
Distributions from net investment income	(.02)	-	(.09)	-	(.29) D
Distributions from net realized gain	-	-	(7.15)	(9.63)	(2.51) D
Distributions from tax return of capital	(.01)	-	-	-	-
Total distributions	(.03)	-	(7.24)	(9.63)	(2.80)
Net asset value, end of period	$49.68	$35.97	$30.23	$64.66	$63.60
Total Return E	38.22%	18.99%	(46.77)%	17.02%	50.46%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.66%	.87%	1.18%	1.02%	1.13%
Expenses net of fee waivers, if any	.65%	.87%	1.17%	1.02%	1.13%
Expenses net of all reductions	.65%	.87%	1.17%	1.02%	1.10%
Net investment income (loss)	.56%	.13%	(.51)%	(.45)% C	(.24)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,025,552	$867,653	$823,527	$2,000,120	$1,578,782
Portfolio turnover rate H	57%	50%	44%	85%	114%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.54)%.
DThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2024

1. Organization.
Fidelity Emerging Asia Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

For the period ended October 31, 2024, the Fund's distributions exceeded the aggregate amount of taxable income resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$386,015,588
Gross unrealized depreciation	(98,351,323)
Net unrealized appreciation (depreciation)	$287,664,265
Tax Cost	$806,112,078

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(272,174,519)
Net unrealized appreciation (depreciation) on securities and other investments	$287,378,175

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(112,425,090)
Long-term	(159,749,429)
Total capital loss carryforward	$(272,174,519)

The Fund intends to elect to defer to its next fiscal year $607,447 of Ordinary Losses recognized during the period January 1, 2024 to October 31, 2024.

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$375,705	$-
Tax Return of Capital	336,817	-
Total	$712,522	$-

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Asia Fund	526,694,492	672,666,842
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Emerging Asia Fund	.87

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Emerging Asia Fund	.87

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Emerging Asia Fund	MSCI All Country Asia ex Japan Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of the Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.27)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.50% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective March 1, 2024, each Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees were a fixed annual rate of average net assets of .1908%.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account.

For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the annualized rate of .19% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Emerging Asia Fund	.0447

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Emerging Asia Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Emerging Asia Fund	4,034

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Emerging Asia Fund	Borrower	7,296,643	5.57%	15,797

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Emerging Asia Fund	7,099,343	36,463,780	5,809,841
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Emerging Asia Fund	1,480
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Emerging Asia Fund	79,990	-	-
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Emerging Asia Fund	386,000	5.83%	250
9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $40,536.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Emerging Markets Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.3%
	Shares	Value ($)
Brazil - 6.3%
Atacadao SA	16,379,827	21,222,457
Banco BTG Pactual SA unit	9,522,700	53,569,203
Equatorial Energia SA	11,754,300	65,309,574
MercadoLibre, Inc. (a)	29,400	59,893,092
Nu Holdings Ltd. Class A (a)	10,346,170	156,123,705
Raia Drogasil SA	13,846,900	58,301,224
Totvs SA	9,605,100	49,579,855
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	15,390,984	16,746,404
Weg SA	8,382,400	78,460,389
TOTAL BRAZIL		559,205,903
Canada - 1.0%
Cameco Corp.	1,633,000	85,335,641
China - 24.3%
Airtac International Group	2,588,000	71,868,987
Bank of Chengdu Co. Ltd. (A Shares)	17,740,244	38,428,068
Chervon Holdings Ltd.	1,203,028	3,168,076
Contemporary Amperex Technology Co. Ltd.	1,949,337	67,631,776
JD.com, Inc. sponsored ADR	4,658,100	189,212,022
Kweichow Moutai Co. Ltd. (A Shares)	840,626	180,486,229
Meituan Class B (a)(b)	11,803,010	278,909,530
NetEase, Inc. ADR	514,700	41,438,497
PDD Holdings, Inc. ADR (a)	2,225,200	268,336,868
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	3,380,225	126,598,546
Sieyuan Electric Co. Ltd. (A Shares)	13,375,816	143,596,059
Tencent Holdings Ltd.	11,248,600	586,525,973
Tencent Music Entertainment Group ADR	6,477,725	72,097,079
Yum China Holdings, Inc.	2,364,800	104,311,328
ZKH Group Ltd. (A Shares) (a)	1	0
TOTAL CHINA		2,172,609,038
France - 2.3%
Gaztransport et Technigaz SA	691,441	100,332,134
Hermes International SCA	45,919	103,592,966
TOTAL FRANCE		203,925,100
Germany - 0.6%
BioNTech SE ADR (a)	490,000	55,419,000
Greece - 0.7%
OPAP SA	3,692,744	62,983,146
Hungary - 0.7%
Richter Gedeon PLC	2,217,755	64,061,772
India - 18.4%
360 ONE WAM Ltd.	8,604,061	111,334,057
Bajaj Finance Ltd.	1,293,400	105,642,957
Computer Age Management Services Private Ltd.	1,868,400	98,435,560
Delhivery Private Ltd. (a)	12,716,500	53,715,786
HDFC Bank Ltd.	11,059,567	227,320,145
HDFC Standard Life Insurance Co. Ltd. (b)	8,489,700	72,512,937
Hindustan Aeronautics Ltd.	1,768,300	88,981,865
Jindal Steel & Power Ltd.	5,944,400	64,874,176
Kotak Mahindra Bank Ltd.	3,074,448	63,117,410
Larsen & Toubro Ltd.	2,633,632	113,129,167
Lenskart Solutions Pvt Ltd. (a)(c)(d)	3,233,000	9,352,376
Max Healthcare Institute Ltd.	9,495,148	114,616,415
Power Grid Corp. of India Ltd.	24,234,733	92,185,978
Reliance Industries Ltd. (a)	5,997,918	94,158,190
Reliance Industries Ltd.	5,997,918	94,836,395
SBI Life Insurance Co. Ltd. (b)	4,057,700	78,119,858
Tata Consultancy Services Ltd.	1,960,300	92,204,374
Ultratech Cement Ltd.	531,300	69,766,261
TOTAL INDIA		1,644,303,907
Indonesia - 3.8%
PT Bank Central Asia Tbk	394,966,870	255,621,199
PT Bank Mandiri (Persero) Tbk	196,128,000	83,260,088
TOTAL INDONESIA		338,881,287
Italy - 0.7%
Ferrari NV (e)	136,200	64,814,856
Japan - 0.7%
Disco Corp.	224,200	63,792,702
Kazakhstan - 1.2%
Kaspi.KZ JSC ADR	993,600	109,435,104
Korea (South) - 6.4%
Samsung Biologics Co. Ltd. (a)(b)	102,830	74,614,404
Samsung Electronics Co. Ltd.	6,140,887	261,602,139
SK Hynix, Inc.	1,481,840	194,628,719
Webtoon Entertainment, Inc. (e)	3,599,100	37,430,640
TOTAL KOREA (SOUTH)		568,275,902
Mexico - 2.9%
Banco del Bajio SA (b)	19,866,623	44,162,392
BBB Foods, Inc. (e)	2,101,370	67,117,758
Becle S.A.B. de CV (e)	23,577,425	30,989,594
Prologis Property Mexico SA (e)	14,736,600	49,322,077
Wal-Mart de Mexico SA de CV Series V	22,861,100	62,861,027
TOTAL MEXICO		254,452,848
Netherlands - 1.3%
ASML Holding NV (Netherlands)	102,300	69,125,164
BE Semiconductor Industries NV	431,700	45,990,829
TOTAL NETHERLANDS		115,115,993
Philippines - 0.3%
TaskUs, Inc. (a)(e)	2,328,272	29,429,358
Poland - 0.7%
Dino Polska SA (a)(b)	768,281	63,665,932
Russia - 0.0%
Sberbank of Russia (a)(d)	25,741,060	3
Saudi Arabia - 3.0%
Al Rajhi Bank	5,737,920	134,445,499
Dr Sulaiman Al Habib Medical Services Group Co.	595,552	45,383,546
Sabic Agriculture-Nutrients Co.	1,329,600	40,287,691
Saudi Arabian Oil Co. (b)	6,195,110	44,537,096
TOTAL SAUDI ARABIA		264,653,832
Sweden - 0.2%
VEF AB (a)(f)	93,159,625	20,110,388
Taiwan - 16.2%
ASPEED Tech, Inc.	358,000	45,544,791
eMemory Technology, Inc.	742,000	72,383,228
International Games Systems Co. Ltd.	2,205,072	69,801,583
Taiwan Semiconductor Manufacturing Co. Ltd.	38,134,000	1,199,757,055
Voltronic Power Technology Corp.	959,868	63,330,584
TOTAL TAIWAN		1,450,817,241
United Arab Emirates - 1.5%
ADNOC Drilling Co. PJSC	59,805,883	82,551,511
Adnoc Gas PLC	58,345,600	52,578,630
TOTAL UNITED ARAB EMIRATES		135,130,141
United States of America - 5.1%
Energy Recovery, Inc. (a)	1,453,900	25,966,654
Globant SA (a)	361,000	75,770,290
NVIDIA Corp.	2,661,080	353,284,981
TOTAL UNITED STATES OF AMERICA		455,021,925
TOTAL COMMON STOCKS (Cost $6,317,253,248)		8,781,441,019

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
China - 0.2%
ByteDance Ltd. Series E1 (a)(c)(d) (Cost $9,341,528)	85,253	21,242,490

Convertible Bonds - 0.3%
	Principal Amount (g)	Value ($)
Brazil - 0.3%
Creditas Financial Solutions Ltd. 5% 7/28/27 (c)(d) (Cost $30,523,684)	30,523,684	28,606,797

Money Market Funds - 2.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (h)	198,908,968	198,948,750
Fidelity Securities Lending Cash Central Fund 4.87% (h)(i)	47,262,698	47,267,424
TOTAL MONEY MARKET FUNDS (Cost $246,216,174)		246,216,174

TOTAL INVESTMENT IN SECURITIES - 101.6% (Cost $6,603,334,634)	9,077,506,480
NET OTHER ASSETS (LIABILITIES) - (1.6)%	(146,688,874)
NET ASSETS - 100.0%	8,930,817,606

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $656,522,149 or 7.4% of net assets.

(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $59,201,663 or 0.7% of net assets.

(d)	Level 3 security
(e)	Security or a portion of the security is on loan at period end.
(f)	Affiliated company
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(i)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	9,341,528

Creditas Financial Solutions Ltd. 5% 7/28/27	1/28/22 - 7/28/23	30,523,684

Lenskart Solutions Pvt Ltd.	4/30/24	8,909,538

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	53,179,150	3,402,717,499	3,267,525,699	8,646,919	1,664	-	198,948,750	0.4%
Fidelity Securities Lending Cash Central Fund 4.87%	27,684,244	1,081,327,203	1,061,744,023	570,181	-	-	47,267,424	0.2%
Total	80,863,394	4,484,044,702	4,329,269,722	9,217,100	1,664	-	246,216,174

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Restaurant Brands Asia Ltd.	34,411,680	-	33,518,531	-	(10,714,754)	9,821,605	-
VEF AB	15,223,914	-	3,583,261	-	224,834	5,618,771	20,110,388
Total	49,635,594	-	37,101,792	-	(10,489,920)	15,440,376	20,110,388

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	828,536,262	150,966,216	656,327,556	21,242,490
Consumer Discretionary	1,144,574,260	853,144,278	282,077,606	9,352,376
Consumer Staples	484,644,221	304,157,992	180,486,229	-
Energy	554,329,597	365,335,012	188,994,585	-
Financials	1,553,203,013	517,846,291	1,035,356,719	3
Health Care	480,693,683	164,864,318	315,829,365	-
Industrials	851,292,589	150,602,805	700,689,784	-
Information Technology	2,523,664,127	593,751,119	1,929,913,008	-
Materials	174,928,128	40,287,691	134,640,437	-
Real Estate	49,322,077	49,322,077	-	-
Utilities	157,495,552	65,309,574	92,185,978	-

Corporate Bonds	28,606,797	-	-	28,606,797

Money Market Funds	246,216,174	246,216,174	-	-
Total Investments in Securities:	9,077,506,480	3,501,803,547	5,516,501,267	59,201,666
Fidelity® Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $44,702,396) - See accompanying schedule:
Unaffiliated issuers (cost $6,319,743,443)	$8,811,179,918
Fidelity Central Funds (cost $246,216,174)	246,216,174
Other affiliated issuers (cost $37,375,017)	20,110,388

Total Investment in Securities (cost $6,603,334,634)		$9,077,506,480
Foreign currency held at value (cost $594,901)		596,725
Receivable for investments sold		230,889
Receivable for fund shares sold		6,703,979
Dividends receivable		7,587,759
Interest receivable		1,927,539
Distributions receivable from Fidelity Central Funds		429,575
Prepaid expenses		11,530
Receivable from investment adviser for expense reductions		81,259
Other receivables		3,452,137
Total assets		9,098,527,872
Liabilities
Payable for investments purchased	$14,326,058
Payable for fund shares redeemed	26,599,321
Accrued management fee	6,580,779
Distribution and service plan fees payable	14,022
Deferred taxes	70,437,805
Other payables and accrued expenses	2,484,857
Collateral on securities loaned	47,267,424
Total liabilities		167,710,266
Net Assets		$8,930,817,606
Net Assets consist of:
Paid in capital		$7,368,964,367
Total accumulated earnings (loss)		1,561,853,239
Net Assets		$8,930,817,606

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($38,430,481 ÷ 969,981 shares)(a)		$39.62
Maximum offering price per share (100/94.25 of $39.62)		$42.04
Class M :
Net Asset Value and redemption price per share ($6,498,212 ÷ 164,153 shares)(a)		$39.59
Maximum offering price per share (100/96.50 of $39.59)		$41.03
Class C :
Net Asset Value and offering price per share ($3,573,446 ÷ 90,942 shares)(a)		$39.29
Emerging Markets :
Net Asset Value, offering price and redemption price per share ($4,759,857,845 ÷ 119,497,813 shares)		$39.83
Class K :
Net Asset Value, offering price and redemption price per share ($1,897,729,674 ÷ 47,597,261 shares)		$39.87
Class I :
Net Asset Value, offering price and redemption price per share ($303,026,677 ÷ 7,629,188 shares)		$39.72
Class Z :
Net Asset Value, offering price and redemption price per share ($1,921,701,271 ÷ 48,255,370 shares)		$39.82
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$157,329,764
Interest		1,549,748
Income from Fidelity Central Funds (including $570,181 from security lending)		9,217,100
Income before foreign taxes withheld		$168,096,612
Less foreign taxes withheld		(17,351,514)
Total income		150,745,098
Expenses
Management fee	$66,905,588
Transfer agent fees	3,037,683
Distribution and service plan fees	102,310
Accounting fees	552,258
Custodian fees and expenses	1,871,217
Independent trustees' fees and expenses	38,750
Registration fees	195,095
Audit fees	128,196
Legal	7,260
Interest	28,577
Miscellaneous	124,512
Total expenses before reductions	72,991,446
Expense reductions	(380,668)
Total expenses after reductions		72,610,778
Net Investment income (loss)		78,134,320
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $18,767,175)	(24,895,432)
Redemptions in-kind	346,805,773
Fidelity Central Funds	1,664
Other affiliated issuers	(10,489,920)
Foreign currency transactions	(2,625,158)
Futures contracts	6,090,798
Total net realized gain (loss)		314,887,725
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $38,666,205)	1,541,900,271
Affiliated issuers	15,440,376
Assets and liabilities in foreign currencies	665,541
Total change in net unrealized appreciation (depreciation)		1,558,006,188
Net gain (loss)		1,872,893,913
Net increase (decrease) in net assets resulting from operations		$1,951,028,233
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$78,134,320	$77,916,451
Net realized gain (loss)	314,887,725	(418,114,595)
Change in net unrealized appreciation (depreciation)	1,558,006,188	1,169,042,149
Net increase (decrease) in net assets resulting from operations	1,951,028,233	828,844,005
Distributions to shareholders	(91,875,932)	(50,450,464)

Share transactions - net increase (decrease)	244,321,857	524,409,567

Total increase (decrease) in net assets	2,103,474,158	1,302,803,108

Net Assets
Beginning of period	6,827,343,448	5,524,540,340
End of period	$8,930,817,606	$6,827,343,448

Financial Highlights
Fidelity Advisor® Emerging Markets Fund Class A

Years ended October 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$31.80	$27.73	$47.48	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.21	.26 D	.16 E	(.04)
Net realized and unrealized gain (loss)	7.91	3.95	(17.27)	.69
Total from investment operations	8.12	4.21	(17.11)	.65
Distributions from net investment income	(.30)	(.14)	(.48)	-
Distributions from net realized gain	-	-	(2.16)	-
Total distributions	(.30)	(.14)	(2.64)	-
Net asset value, end of period	$39.62	$31.80	$27.73	$47.48
Total Return F,G,H	25.69%	15.18%	(38.00)%	1.39%
Ratios to Average Net Assets C,I,J
Expenses before reductions	1.14%	1.20%	1.21%	1.25% K
Expenses net of fee waivers, if any	1.13%	1.20%	1.21%	1.25% K
Expenses net of all reductions	1.13%	1.20%	1.21%	1.25% K
Net investment income (loss)	.54%	.77% D	.45% E	(.17)% K
Supplemental Data
Net assets, end of period (000 omitted)	$38,430	$15,288	$10,046	$6,248
Portfolio turnover rate L	46 % M,N	23%	34%	38% K,N

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .44%.
ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .22%.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HTotal returns do not include the effect of the sales charges.
IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
JExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
KAnnualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
MPortfolio turnover rate excludes securities received or delivered in-kind.
NThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Emerging Markets Fund Class M

Years ended October 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$31.80	$27.71	$47.42	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.11	.17 D	.05 E	(.09)
Net realized and unrealized gain (loss)	7.92	3.96	(17.29)	.68
Total from investment operations	8.03	4.13	(17.24)	.59
Distributions from net investment income	(.24)	(.04)	(.32)	-
Distributions from net realized gain	-	-	(2.16)	-
Total distributions	(.24)	(.04)	(2.47) F	-
Net asset value, end of period	$39.59	$31.80	$27.71	$47.42
Total Return G,H,I	25.37%	14.90%	(38.20)%	1.26%
Ratios to Average Net Assets C,J,K
Expenses before reductions	1.39%	1.48%	1.51%	1.52% L
Expenses net of fee waivers, if any	1.39%	1.47%	1.50%	1.51% L
Expenses net of all reductions	1.39%	1.47%	1.50%	1.51% L
Net investment income (loss)	.29%	.50% D	.15% E	(.39)% L
Supplemental Data
Net assets, end of period (000 omitted)	$6,498	$3,070	$1,392	$2,234
Portfolio turnover rate M	46 % N,O	23%	34%	38% L,N

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .17%.
ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.08)%.
FTotal distributions per share do not sum due to rounding.
GTotal returns for periods of less than one year are not annualized.
HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ITotal returns do not include the effect of the sales charges.
JFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
LAnnualized.
MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
NThe portfolio turnover rate does not include the assets acquired in the reorganization.
OPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® Emerging Markets Fund Class C

Years ended October 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$31.54	$27.59	$47.31	$46.83
Income from Investment Operations
Net investment income (loss) B,C	(.08)	- D,E	(.12) F	(.19)
Net realized and unrealized gain (loss)	7.88	3.95	(17.26)	.67
Total from investment operations	7.80	3.95	(17.38)	.48
Distributions from net investment income	(.05)	-	(.18)	-
Distributions from net realized gain	-	-	(2.16)	-
Total distributions	(.05)	-	(2.34)	-
Net asset value, end of period	$39.29	$31.54	$27.59	$47.31
Total Return G,H,I	24.73%	14.32%	(38.50)%	1.02%
Ratios to Average Net Assets C,J,K
Expenses before reductions	1.89%	1.98%	2.00%	2.01% L
Expenses net of fee waivers, if any	1.88%	1.98%	2.00%	2.01% L
Expenses net of all reductions	1.88%	1.97%	2.00%	2.01% L
Net investment income (loss)	(.21)%	(.01)% D	(.34)% F	(.86)% L
Supplemental Data
Net assets, end of period (000 omitted)	$3,573	$1,768	$1,377	$1,587
Portfolio turnover rate M	46 % N,O	23%	34%	38% L,O

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.34)%.
EAmount represents less than $.005 per share.
FNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.57)%.
GTotal returns for periods of less than one year are not annualized.
HTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ITotal returns do not include the effect of the contingent deferred sales charge.
JFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
KExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
LAnnualized.
MAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
NPortfolio turnover rate excludes securities received or delivered in-kind.
OThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity® Emerging Markets Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$31.97	$27.87	$47.56	$40.26	$33.03
Income from Investment Operations
Net investment income (loss) A,B	.30	.36 C	.28 D	.12	.15
Net realized and unrealized gain (loss)	7.96	3.98	(17.35)	7.81	7.68
Total from investment operations	8.26	4.34	(17.07)	7.93	7.83
Distributions from net investment income	(.40)	(.24)	(.46)	(.09)	(.60)
Distributions from net realized gain	-	-	(2.16)	(.54)	-
Total distributions	(.40)	(.24)	(2.62)	(.63)	(.60)
Net asset value, end of period	$39.83	$31.97	$27.87	$47.56	$40.26
Total Return E	26.02%	15.56%	(37.83)%	19.83%	24.09%
Ratios to Average Net Assets A,F,G
Expenses before reductions	.87%	.90%	.90%	.88%	.92%
Expenses net of fee waivers, if any	.87%	.90%	.90%	.88%	.92%
Expenses net of all reductions	.87%	.90%	.90%	.88%	.91%
Net investment income (loss)	.81%	1.07% C	.76% D	.26%	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$4,759,858	$3,985,433	$3,330,900	$5,016,159	$4,526,531
Portfolio turnover rate H	46 % I,J	23%	34%	38% J	34%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .74%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .53%.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
JThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity® Emerging Markets Fund Class K

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$32.00	$27.90	$47.62	$40.30	$33.07
Income from Investment Operations
Net investment income (loss) A,B	.36	.40 C	.33 D	.16	.19
Net realized and unrealized gain (loss)	7.95	3.98	(17.35)	7.83	7.69
Total from investment operations	8.31	4.38	(17.02)	7.99	7.88
Distributions from net investment income	(.44)	(.28)	(.54)	(.12)	(.65)
Distributions from net realized gain	-	-	(2.16)	(.54)	-
Total distributions	(.44)	(.28)	(2.70)	(.67) E	(.65)
Net asset value, end of period	$39.87	$32.00	$27.90	$47.62	$40.30
Total Return F	26.20%	15.69%	(37.73)%	19.94%	24.24%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.74%	.77%	.77%	.77%	.80%
Expenses net of fee waivers, if any	.74%	.76%	.77%	.77%	.80%
Expenses net of all reductions	.74%	.76%	.77%	.77%	.79%
Net investment income (loss)	.94%	1.20% C	.88% D	.34%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$1,897,730	$1,095,217	$826,468	$1,689,454	$1,227,097
Portfolio turnover rate I	46 % J,K	23%	34%	38% K	34%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .87%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.
ETotal distributions per share do not sum due to rounding.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
JPortfolio turnover rate excludes securities received or delivered in-kind.
KThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Emerging Markets Fund Class I

Years ended October 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$31.89	$27.83	$47.55	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.31	.36 D	.26 E	.04
Net realized and unrealized gain (loss)	7.92	3.97	(17.29)	.68
Total from investment operations	8.23	4.33	(17.03)	.72
Distributions from net investment income	(.40)	(.27)	(.53)	-
Distributions from net realized gain	-	-	(2.16)	-
Total distributions	(.40)	(.27)	(2.69)	-
Net asset value, end of period	$39.72	$31.89	$27.83	$47.55
Total Return F,G	26.01%	15.54%	(37.81)%	1.54%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.88%	.91%	.89%	.94% J
Expenses net of fee waivers, if any	.87%	.90%	.89%	.93% J
Expenses net of all reductions	.87%	.90%	.89%	.93% J
Net investment income (loss)	.81%	1.06% D	.76% E	.17% J
Supplemental Data
Net assets, end of period (000 omitted)	$303,027	$114,992	$47,819	$25,824
Portfolio turnover rate K	46 % L,M	23%	34%	38% J,M

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .73%.
ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .53%.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
LPortfolio turnover rate excludes securities received or delivered in-kind.
MThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Emerging Markets Fund Class Z

Years ended October 31,	2024	2023	2022	2021 A
Selected Per-Share Data
Net asset value, beginning of period	$31.96	$27.87	$47.59	$46.83
Income from Investment Operations
Net investment income (loss) B,C	.36	.40 D	.32 E	(.03)
Net realized and unrealized gain (loss)	7.94	3.97	(17.33)	.79
Total from investment operations	8.30	4.37	(17.01)	.76
Distributions from net investment income	(.44)	(.28)	(.55)	-
Distributions from net realized gain	-	-	(2.16)	-
Total distributions	(.44)	(.28)	(2.71)	-
Net asset value, end of period	$39.82	$31.96	$27.87	$47.59
Total Return F,G	26.20%	15.67%	(37.74)%	1.62%
Ratios to Average Net Assets C,H,I
Expenses before reductions	.74%	.77%	.77%	.78% J
Expenses net of fee waivers, if any	.74%	.76%	.77%	.78% J
Expenses net of all reductions	.74%	.76%	.77%	.78% J
Net investment income (loss)	.94%	1.20% D	.88% E	(.13)% J
Supplemental Data
Net assets, end of period (000 omitted)	$1,921,701	$1,611,575	$1,306,539	$1,797,766
Portfolio turnover rate K	46 % L,M	23%	34%	38% J,L

AFor the period May 11, 2021 (commencement of sale of shares) through October 31, 2021.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.11 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .87%.
ENet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .66%.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
LThe portfolio turnover rate does not include the assets acquired in the reorganization.
MPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2024

1. Organization.
Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Markets, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, partnerships, redemptions in-kind, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,937,828,428
Gross unrealized depreciation	(527,442,637)
Net unrealized appreciation (depreciation)	$2,410,385,791
Tax Cost	$6,667,120,689

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,826,231
Capital loss carryforward	$(808,781,354)
Net unrealized appreciation (depreciation) on securities and other investments	$2,409,246,167

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(689,281,496)
Long-term	(119,499,858)
Total capital loss carryforward	$(808,781,354)

Due to a merger in the current period, a portion of the Fund's realized capital losses are subject to limitation and will only be available to offset capital gains to the extent of an annual limit. These realized capital losses were acquired from Fidelity Latin America Fund when it merged into the Fund on September 13, 2024.

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$91,875,932	$50,450,464
Total	$91,875,932	$50,450,464

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, securities acquired in the reorganization and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Fund	4,556,236,643	4,000,496,333
6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.86
Class M	.86
Class C	.86
Emerging Markets	.84
Class K	.71
Class I	.85
Class Z	.71

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.86
Class M	.86
Class C	.86
Emerging Markets	.84
Class K	.71
Class I	.85
Class Z	.71

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.50% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	58,380	5,525
Class M	.25%	.25%	20,846	-
Class C	.75%	.25%	23,084	5,934
			102,310	11,459

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	9,278
Class M	732
Class CA	158
10,168

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.2000
Class C	.2000
Emerging Markets	.1718
Class K	.0420
Class I	.1894
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC received an asset-based fee of Class K's and Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	12,360.20
Class M	2,319.21
Class C	1,355.21
Emerging Markets	2,466,395.17
Class K	201,867.04
Class I	88,058.19
Class Z	265,329.04
	3,037,683

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Emerging Markets Fund	.0211

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Emerging Markets Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Emerging Markets Fund	17,283

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Emerging Markets Fund	Borrower	21,681,889	5.27%	28,577

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Emerging Markets Fund	52,726,942	59,239,313	6,209,997

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Emerging Markets Fund	36,475,274	346,805,773	1,498,769,012

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
Fidelity Emerging Markets Fund	3,941
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Emerging Markets Fund	13,847
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Emerging Markets Fund	62,311	37,977	-
9. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $10,493. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)
Class M	7

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $370,168.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Emerging Markets Fund
Distributions to shareholders
Class A	$149,850	$53,539
Class M	22,696	1,926
Class C	2,509	-
Emerging Markets	49,044,521	28,390,916
Class K	18,162,751	8,364,511
Class I	1,576,885	674,976
Class Z	22,916,720	12,964,596
Total	$91,875,932	$50,450,464
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Emerging Markets Fund
Class A
Shares sold	354,848	311,663	$13,436,279	$10,362,526
Issued in exchange for the shares of the Acquired Fund(s)	259,916	-	9,991,163	-
Reinvestment of distributions	4,334	1,632	148,618	52,760
Shares redeemed	(129,879)	(194,860)	(4,844,792)	(6,441,724)
Net increase (decrease)	489,219	118,435	$18,731,268	$3,973,562
Class M
Shares sold	36,439	53,614	$1,362,892	$1,831,527
Issued in exchange for the shares of the Acquired Fund(s)	58,126	-	2,233,184	-
Reinvestment of distributions	656	60	22,545	1,926
Shares redeemed	(27,603)	(7,386)	(1,025,710)	(241,523)
Net increase (decrease)	67,618	46,288	$2,592,911	$1,591,930
Class C
Shares sold	20,145	28,408	$2,445,647	$941,354
Issued in exchange for the shares of the Acquired Fund(s)	31,209	-	1,190,948	-
Reinvestment of distributions	72	-	2,487	-
Shares redeemed	(16,527)	(22,275)	(2,300,041)	(725,503)
Net increase (decrease)	34,899	6,133	$1,339,041	$215,851
Emerging Markets
Shares sold	23,336,798	32,842,894	$885,074,796	$1,091,041,239
Issued in exchange for the shares of the Acquired Fund(s)	4,412,960	-	170,472,261	-
Reinvestment of distributions	1,104,208	705,770	37,951,098	22,902,138
Shares redeemed	(34,021,450)	(28,385,896)	(1,265,925,610)	(937,069,628)
Net increase (decrease)	(5,167,484)	5,162,768	$(172,427,455)	$176,873,749
Class K
Shares sold	30,067,036	13,987,503	$1,119,926,599	$471,747,111
Reinvestment of distributions	528,375	257,656	18,156,694	8,363,213
Shares redeemed	(17,220,929)	(9,646,138)	(677,157,529)	(321,986,003)
Net increase (decrease)	13,374,482	4,599,021	$460,925,764	$158,124,321
Class I
Shares sold	8,642,102	3,147,089	$324,804,856	$103,953,662
Issued in exchange for the shares of the Acquired Fund(s)	48,755	-	1,878,043	-
Reinvestment of distributions	42,705	19,449	1,463,912	629,629
Shares redeemed	(4,710,389)	(1,278,880)	(181,718,005)	(41,874,106)
Net increase (decrease)	4,023,173	1,887,658	$146,428,806	$62,709,185
Class Z
Shares sold	36,108,432	6,017,620	$1,355,101,151	$203,435,458
Issued in exchange for the shares of the Acquired Fund(s)	15,788	-	609,745	-
Reinvestment of distributions	649,621	395,803	22,297,061	12,830,167
Shares redeemed	(38,937,032)	(2,879,543)	(1,591,276,435)	(95,344,656)
Net increase (decrease)	(2,163,191)	3,533,880	$(213,268,478)	$120,920,969
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity Emerging Markets Fund
Fidelity Emerging Markets Fund	11%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Emerging Markets Fund	27%
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
14. Reorganization Information.
On September 13, 2024, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Latin America Fund ("Acquired Fund") pursuant to an Agreement and Plan of Reorganization (Agreements) approved by the Board of Trustees ("The Board"). The securities held by the Acquired Fund were the primary assets acquired by the Fund. The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Acquired Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Acquired Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Acquired Fund and Share Class	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Latin America Fund	179,728,071	11,207,705
Class A			9,991,163	259,916	.4343522373
Class M			2,233,184	58,126	.4360879750
Class C			1,190,948	31,209	.4437971698
Latin America			170,472,261	4,412,960	.4306756407
Class I			1,878,043	48,755	.4324844237
Class Z			609,745	15,788	.4312195750

Acquiring Fund	Net Assets $	Total net assets after the acquisition $
Fidelity Emerging Markets Fund	9,771,715,039	9,958,090,383

Pro forma results of operations of the combined entity for the entire period ended October 31, 2024, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$89,796,022
Total net realized gain (loss)	281,914,088
Total change in net unrealized appreciation (depreciation)	1,587,783,041
Net increase (decrease) in net assets resulting from operations	$1,959,493,151

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since September 13, 2024.
Fidelity® Europe Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.6%
	Shares	Value ($)
Belgium - 2.8%
KBC Group NV	47,800	3,466,990
UCB SA	66,300	12,750,431
TOTAL BELGIUM		16,217,421
Canada - 0.3%
Lumine Group, Inc. (a)	77,500	1,804,539
China - 0.5%
Prosus NV	67,500	2,844,779
Prosus NV rights (a)(b)	67,500	7,342
TOTAL CHINA		2,852,121
Denmark - 7.1%
DSV A/S	11,500	2,499,471
Novo Nordisk A/S Series B	284,800	31,944,596
Tryg A/S	282,700	6,657,584
TOTAL DENMARK		41,101,651
Finland - 1.0%
Nordea Bank Abp	507,400	5,938,569
France - 15.2%
Air Liquide SA	75,518	13,540,483
Airbus Group NV	42,800	6,528,765
AXA SA	191,100	7,175,639
BNP Paribas SA	91,300	6,235,245
Capgemini SA	28,700	4,978,900
Compagnie de St.-Gobain	65,500	5,939,864
Danone SA	124,000	8,858,380
Dassault Aviation SA	23,300	4,696,350
EssilorLuxottica SA	26,964	6,317,702
Gaztransport et Technigaz SA	17,300	2,510,331
L'Oreal SA	11,600	4,351,977
LVMH Moet Hennessy Louis Vuitton SE	18,200	12,116,114
TotalEnergies SE	77,907	4,889,109
TOTAL FRANCE		88,138,859
Germany - 12.4%
adidas AG	23,100	5,532,249
Deutsche Borse AG	30,800	7,154,172
Deutsche Telekom AG	250,700	7,579,544
Merck KGaA	27,000	4,464,126
MTU Aero Engines AG	19,700	6,443,603
Rheinmetall AG	12,000	6,176,680
SAP SE	97,200	22,694,752
SCHOTT Pharma AG & Co. KGaA (c)	63,500	2,052,824
Scout24 AG (d)	74,200	6,388,280
Siemens Healthineers AG (d)	72,100	3,762,132
TOTAL GERMANY		72,248,362
Ireland - 1.8%
AIB Group PLC	1,118,600	5,954,809
Kerry Group PLC Class A	44,300	4,409,140
TOTAL IRELAND		10,363,949
Italy - 7.8%
Coca-Cola HBC AG	112,300	3,924,222
Davide Campari Milano NV	412,300	2,768,085
Ferrari NV (Italy)	14,500	6,936,691
FinecoBank SpA	291,635	4,658,463
Prada SpA	614,000	4,713,992
Prysmian SpA	62,500	4,406,747
Recordati SpA	146,700	8,313,749
UniCredit SpA	220,300	9,745,899
TOTAL ITALY		45,467,848
Luxembourg - 0.6%
CVC Capital Partners PLC (a)(d)	177,100	3,716,036
Netherlands - 5.1%
ASML Holding NV (Netherlands)	32,500	21,960,585
Heineken NV (Bearer)	34,400	2,821,375
Topicus.Com, Inc.	37,300	3,193,010
Universal Music Group NV	65,050	1,637,061
TOTAL NETHERLANDS		29,612,031
Norway - 1.0%
Equinor ASA	94,200	2,238,400
Kongsberg Gruppen ASA	35,200	3,663,933
TOTAL NORWAY		5,902,333
South Africa - 0.8%
Anglo American PLC (United Kingdom)	156,799	4,860,835
Spain - 2.1%
CaixaBank SA	1,084,600	6,609,296
Neinor Homes SLU (d)	145,100	2,380,114
Puig Brands SA Class B	127,400	2,937,882
TOTAL SPAIN		11,927,292
Sweden - 6.7%
EQT AB	114,700	3,326,494
Haypp Group AB (a)	399,824	2,679,365
Hemnet Group AB	307,800	9,660,504
HEXPOL AB (B Shares)	191,700	1,815,424
Indutrade AB	227,400	6,159,588
Investor AB (B Shares)	221,400	6,264,087
Kry International AB (a)(e)(f)	18,879	395,722
Nordnet AB	148,000	3,075,418
Saab AB (B Shares)	147,500	3,033,188
Sandvik AB	124,000	2,432,388
TOTAL SWEDEN		38,842,178
Switzerland - 2.8%
Compagnie Financiere Richemont SA Series A	41,490	6,040,965
Galderma Group AG (a)	35,550	3,326,727
Sika AG	13,600	3,787,621
UBS Group AG	106,370	3,269,133
TOTAL SWITZERLAND		16,424,446
Taiwan - 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	15,100	2,877,154
United Kingdom - 23.0%
3i Group PLC	130,765	5,362,374
AstraZeneca PLC (United Kingdom)	149,300	21,244,435
B&M European Value Retail SA	455,800	2,278,047
Beazley PLC	328,300	3,198,231
Bunzl PLC	114,563	5,040,318
Compass Group PLC	275,961	8,962,227
Deliveroo PLC Class A (a)(d)	1,850,700	3,288,439
Diageo PLC	243,985	7,534,691
Flutter Entertainment PLC (a)	29,600	6,923,624
Games Workshop Group PLC	17,856	2,753,721
Grainger Trust PLC	732,933	2,145,333
Halma PLC	105,142	3,355,490
Hiscox Ltd.	265,067	3,698,175
JD Sports Fashion PLC	1,810,000	2,894,042
Judges Scientific PLC (c)	15,196	1,873,232
Lloyds Banking Group PLC	7,744,273	5,315,672
London Stock Exchange Group PLC	70,800	9,595,941
Londonmetric Properity PLC	819,811	2,050,784
National Grid PLC	377,100	4,734,924
Oxford Instruments PLC	22,047	611,213
RELX PLC (London Stock Exchange)	309,922	14,212,931
Rolls-Royce Holdings PLC (a)	986,600	6,807,933
Safestore Holdings PLC	182,073	1,899,322
Sage Group PLC	243,100	3,038,733
Unilever PLC	24,982	1,523,953
Vistry Group PLC (a)	83,500	979,250
Zegona Communications PLC (a)	469,500	2,009,917
TOTAL UNITED KINGDOM		133,332,952
United States of America - 5.1%
Experian PLC	102,294	4,981,976
Nestle SA (Reg. S)	92,940	8,782,146
Shell PLC (London)	464,773	15,517,525
TOTAL UNITED STATES OF AMERICA		29,281,647
TOTAL COMMON STOCKS (Cost $440,950,442)		560,910,223

Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
Estonia - 0.1%
Bolt Technology OU Series E (a)(e)(f) (Cost $1,000,736)	3,852	707,023

Money Market Funds - 2.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (g)	10,858,557	10,860,728
Fidelity Securities Lending Cash Central Fund 4.87% (g)(h)	1,011,419	1,011,520
TOTAL MONEY MARKET FUNDS (Cost $11,872,248)		11,872,248

TOTAL INVESTMENT IN SECURITIES - 98.8% (Cost $453,823,426)	573,489,494
NET OTHER ASSETS (LIABILITIES) - 1.2%	7,182,531
NET ASSETS - 100.0%	580,672,025

Legend

(a)	Non-income producing
(b)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c)	Security or a portion of the security is on loan at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,535,001 or 3.4% of net assets.

(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,102,745 or 0.2% of net assets.

(f)	Level 3 security
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/03/22	1,000,736

Kry International AB	5/14/21 - 10/30/24	1,248,475

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	4,563,237	134,352,512	128,055,259	239,723	238	-	10,860,728	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	2,636,857	40,977,419	42,602,756	21,511	-	-	1,011,520	0.0%
Total	7,200,094	175,329,931	170,658,015	261,234	238	-	11,872,248

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	27,275,306	18,058,701	9,216,605	-
Consumer Discretionary	71,330,961	33,965,414	37,365,547	-
Consumer Staples	47,911,851	11,271,244	36,640,607	-
Energy	25,155,365	2,510,331	22,645,034	-
Financials	110,418,227	60,399,628	50,018,599	-
Health Care	94,176,722	40,987,691	53,189,031	-
Industrials	84,896,967	51,407,474	33,489,493	-
Information Technology	65,617,121	36,840,724	27,673,652	1,102,745
Materials	24,004,363	5,603,045	18,401,318	-
Real Estate	6,095,439	6,095,439	-	-
Utilities	4,734,924	-	4,734,924	-

Money Market Funds	11,872,248	11,872,248	-	-
Total Investments in Securities:	573,489,494	279,011,939	293,374,810	1,102,745
Fidelity® Europe Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $945,586) - See accompanying schedule:
Unaffiliated issuers (cost $441,951,178)	$561,617,246
Fidelity Central Funds (cost $11,872,248)	11,872,248

Total Investment in Securities (cost $453,823,426)		$573,489,494
Receivable for investments sold		5,164,369
Receivable for fund shares sold		37,779
Dividends receivable		96,836
Reclaims receivable		3,761,771
Distributions receivable from Fidelity Central Funds		47,441
Prepaid expenses		736
Other receivables		195,598
Total assets		582,794,024
Liabilities
Payable for investments purchased on a delayed delivery basis	$7,342
Payable for fund shares redeemed	598,266
Accrued management fee	305,513
Distribution and service plan fees payable	6,893
Other payables and accrued expenses	192,465
Collateral on securities loaned	1,011,520
Total liabilities		2,121,999
Net Assets		$580,672,025
Net Assets consist of:
Paid in capital		$535,939,332
Total accumulated earnings (loss)		44,732,693
Net Assets		$580,672,025

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($15,851,800 ÷ 432,536 shares)(a)		$36.65
Maximum offering price per share (100/94.25 of $36.65)		$38.89
Class M :
Net Asset Value and redemption price per share ($4,665,112 ÷ 127,237 shares)(a)		$36.66
Maximum offering price per share (100/96.50 of $36.66)		$37.99
Class C :
Net Asset Value and offering price per share ($1,601,164 ÷ 44,246 shares)(a)		$36.19
Europe :
Net Asset Value, offering price and redemption price per share ($552,466,963 ÷ 15,048,836 shares)		$36.71
Class I :
Net Asset Value, offering price and redemption price per share ($3,010,924 ÷ 82,017 shares)		$36.71
Class Z :
Net Asset Value, offering price and redemption price per share ($3,076,062 ÷ 83,972 shares)		$36.63
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$15,719,491
Foreign Tax Reclaims		1,940,045
Income from Fidelity Central Funds (including $21,511 from security lending)		261,234
Income before foreign taxes withheld		$17,920,770
Less foreign taxes withheld		(3,339,442)
Total income		14,581,328
Expenses
Management fee
Basic fee	$4,721,015
Performance adjustment	(1,439,109)
Transfer agent fees	325,541
Distribution and service plan fees	85,471
Accounting fees	94,136
Custodian fees and expenses	50,049
Independent trustees' fees and expenses	2,750
Registration fees	83,250
Audit fees	85,478
Legal	1,444
Miscellaneous	15,623
Total expenses before reductions	4,025,648
Expense reductions	(26,821)
Total expenses after reductions		3,998,827
Net Investment income (loss)		10,582,501
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	15,955,661
Fidelity Central Funds	238
Foreign currency transactions	6,493
Total net realized gain (loss)		15,962,392
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	91,353,038
Assets and liabilities in foreign currencies	144,380
Total change in net unrealized appreciation (depreciation)		91,497,418
Net gain (loss)		107,459,810
Net increase (decrease) in net assets resulting from operations		$118,042,311
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,582,501	$10,631,570
Net realized gain (loss)	15,962,392	(1,666,121)
Change in net unrealized appreciation (depreciation)	91,497,418	54,400,651
Net increase (decrease) in net assets resulting from operations	118,042,311	63,366,100
Distributions to shareholders	(9,697,062)	-

Share transactions - net increase (decrease)	(75,309,165)	(68,214,872)

Total increase (decrease) in net assets	33,036,084	(4,848,772)

Net Assets
Beginning of period	547,635,941	552,484,713
End of period	$580,672,025	$547,635,941

Financial Highlights
Fidelity Advisor® Europe Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$30.50	$27.58	$46.12	$35.37	$36.30
Income from Investment Operations
Net investment income (loss) A,B	.53	.46	.47	.41	.19
Net realized and unrealized gain (loss)	6.05	2.46	(12.91)	10.72	1.46
Total from investment operations	6.58	2.92	(12.44)	11.13	1.65
Distributions from net investment income	(.43)	-	(.99)	(.38)	(1.50)
Distributions from net realized gain	-	-	(5.12)	-	(1.08)
Total distributions	(.43)	-	(6.10) C	(.38)	(2.58)
Net asset value, end of period	$36.65	$30.50	$27.58	$46.12	$35.37
Total Return D,E	21.73%	10.59%	(30.29)%	31.60%	4.62%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.93%	1.02%	1.18%	1.36%	1.34%
Expenses net of fee waivers, if any	.93%	1.01%	1.18%	1.36%	1.34%
Expenses net of all reductions	.93%	1.01%	1.18%	1.36%	1.33%
Net investment income (loss)	1.47%	1.43%	1.42%	.92%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$15,852	$15,325	$16,495	$32,148	$23,189
Portfolio turnover rate H	31%	37%	55%	52%	39%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Europe Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$30.50	$27.65	$46.18	$35.42	$36.32
Income from Investment Operations
Net investment income (loss) A,B	.44	.38	.37	.27	.09
Net realized and unrealized gain (loss)	6.05	2.47	(12.95)	10.75	1.45
Total from investment operations	6.49	2.85	(12.58)	11.02	1.54
Distributions from net investment income	(.33)	-	(.83)	(.26)	(1.36)
Distributions from net realized gain	-	-	(5.12)	-	(1.08)
Total distributions	(.33)	-	(5.95)	(.26)	(2.44)
Net asset value, end of period	$36.66	$30.50	$27.65	$46.18	$35.42
Total Return C,D	21.39%	10.31%	(30.51)%	31.20%	4.30%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.19%	1.29%	1.49%	1.68%	1.65%
Expenses net of fee waivers, if any	1.19%	1.28%	1.48%	1.68%	1.65%
Expenses net of all reductions	1.19%	1.28%	1.48%	1.68%	1.64%
Net investment income (loss)	1.21%	1.16%	1.12%	.59%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$4,665	$4,248	$4,066	$6,937	$5,204
Portfolio turnover rate G	31%	37%	55%	52%	39%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Europe Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$30.03	$27.36	$45.63	$35.01	$35.87
Income from Investment Operations
Net investment income (loss) A,B	.26	.21	.21	.04	(.09)
Net realized and unrealized gain (loss)	5.98	2.46	(12.84)	10.64	1.45
Total from investment operations	6.24	2.67	(12.63)	10.68	1.36
Distributions from net investment income	(.08)	-	(.52)	(.06)	(1.14)
Distributions from net realized gain	-	-	(5.12)	-	(1.08)
Total distributions	(.08)	-	(5.64)	(.06)	(2.22)
Net asset value, end of period	$36.19	$30.03	$27.36	$45.63	$35.01
Total Return C,D	20.80%	9.76%	(30.85)%	30.53%	3.81%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.67%	1.79%	1.99%	2.19%	2.15%
Expenses net of fee waivers, if any	1.67%	1.78%	1.98%	2.18%	2.15%
Expenses net of all reductions	1.67%	1.78%	1.98%	2.18%	2.14%
Net investment income (loss)	.73%	.65%	.62%	.09%	(.25)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,601	$2,025	$2,496	$5,255	$5,242
Portfolio turnover rate G	31%	37%	55%	52%	39%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Europe Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$30.58	$27.57	$46.11	$35.35	$36.28
Income from Investment Operations
Net investment income (loss) A,B	.64	.57	.57	.54	.30
Net realized and unrealized gain (loss)	6.05	2.44	(12.88)	10.71	1.46
Total from investment operations	6.69	3.01	(12.31)	11.25	1.76
Distributions from net investment income	(.56)	-	(1.11)	(.49)	(1.61)
Distributions from net realized gain	-	-	(5.12)	-	(1.08)
Total distributions	(.56)	-	(6.23)	(.49)	(2.69)
Net asset value, end of period	$36.71	$30.58	$27.57	$46.11	$35.35
Total Return C	22.07%	10.92%	(30.07)%	31.99%	4.95%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.65%	.70%	.88%	1.06%	1.03%
Expenses net of fee waivers, if any	.64%	.69%	.88%	1.06%	1.03%
Expenses net of all reductions	.64%	.69%	.88%	1.06%	1.02%
Net investment income (loss)	1.76%	1.75%	1.73%	1.21%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$552,467	$519,010	$523,685	$913,296	$755,125
Portfolio turnover rate F	31%	37%	55%	52%	39%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Europe Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$30.58	$27.56	$46.07	$35.34	$36.27
Income from Investment Operations
Net investment income (loss) A,B	.64	.57	.60	.54	.31
Net realized and unrealized gain (loss)	6.05	2.45	(12.91)	10.70	1.46
Total from investment operations	6.69	3.02	(12.31)	11.24	1.77
Distributions from net investment income	(.56)	-	(1.08)	(.51)	(1.62)
Distributions from net realized gain	-	-	(5.12)	-	(1.08)
Total distributions	(.56)	-	(6.20)	(.51)	(2.70)
Net asset value, end of period	$36.71	$30.58	$27.56	$46.07	$35.34
Total Return C	22.09%	10.96%	(30.08)%	31.99%	4.99%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.62%	.68%	.86%	1.06%	1.00%
Expenses net of fee waivers, if any	.61%	.67%	.86%	1.06%	1.00%
Expenses net of all reductions	.61%	.67%	.86%	1.06%	.99%
Net investment income (loss)	1.79%	1.77%	1.74%	1.22%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$3,011	$4,806	$4,283	$14,401	$14,733
Portfolio turnover rate F	31%	37%	55%	52%	39%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Europe Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$30.53	$27.48	$46.00	$35.27	$36.21
Income from Investment Operations
Net investment income (loss) A,B	.67	.61	.62	.59	.34
Net realized and unrealized gain (loss)	6.04	2.44	(12.86)	10.67	1.47
Total from investment operations	6.71	3.05	(12.24)	11.26	1.81
Distributions from net investment income	(.61)	-	(1.17)	(.53)	(1.67)
Distributions from net realized gain	-	-	(5.12)	-	(1.08)
Total distributions	(.61)	-	(6.28) C	(.53)	(2.75)
Net asset value, end of period	$36.63	$30.53	$27.48	$46.00	$35.27
Total Return D	22.20%	11.10%	(30.00)%	32.13%	5.11%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.55%	.57%	.76%	.95%	.91%
Expenses net of fee waivers, if any	.54%	.56%	.75%	.95%	.90%
Expenses net of all reductions	.54%	.56%	.75%	.95%	.90%
Net investment income (loss)	1.86%	1.87%	1.85%	1.33%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$3,076	$2,222	$1,461	$28,249	$19,479
Portfolio turnover rate G	31%	37%	55%	52%	39%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2024

1. Organization.
Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Europe, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.  For U.S. income tax purposes, EU reclaims received by a fund reduce the amounts of foreign taxes shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by a fund during the fiscal year exceed foreign withholding taxes paid in that year, and a fund previously passed foreign tax credit on to its shareholders, a fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of shareholders. During the fiscal year ended October 31, 2024, the Fund received EU reclaims in excess of foreign withholding taxes paid. The Fund is seeking a closing agreement with the IRS and has accrued the estimated fees as presented in the Statement of Assets and Liabilities in other payables and accrued expenses, and in the Statement of Operations in foreign taxes withheld. The actual fees may differ from the estimate.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$132,797,400
Gross unrealized depreciation	(18,391,778)
Net unrealized appreciation (depreciation)	$114,405,622
Tax Cost	$459,083,872

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$16,824,390
Capital loss carryforward	$(86,490,762)
Net unrealized appreciation (depreciation) on securities and other investments	$114,399,063

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(58,515,557)
Long-term	(27,975,205)
Total capital loss carryforward	$(86,490,762)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$9,697,062	$-
Total	$9,697,062	$-

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Europe Fund	186,611,030	271,500,357
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.88
Class M	.88
Class C	.88
Europe	.84
Class I	.83
Class Z	.72

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.87
Class M	.87
Class C	.87
Europe	.83
Class I	.83
Class Z	.72

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Europe Fund	MSCI Europe Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Europe. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.24)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	41,757	155
Class M	.25%	.25%	24,167	138
Class C	.75%	.25%	19,547	829
			85,471	1,122

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	1,000
Class M	115
Class CA	91
1,206

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.2000
Class C	.2000
Europe	.1641
Class I	.1486
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	11,676.21
Class M	3,224.21
Class C	1,460.21
Europe	306,527.16
Class I	2,318.15
Class Z	336.04
	325,541

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Europe Fund	.0476

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Europe Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Europe Fund	78

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Europe Fund	8,585,996	7,149,081	291,187
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Europe Fund	971
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Europe Fund	2,331	-	-
8. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)
Class A	1
Class M	25
26

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $26,795.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Europe Fund
Distributions to shareholders
Class A	$214,383	$ -
Class M	44,641	-
Class C	5,044	-
Europe	9,309,343	-
Class I	81,789	-
Class Z	41,862	-
Total	$9,697,062	$ -
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Europe Fund
Class A
Shares sold	21,452	44,425	$775,929	$1,464,114
Reinvestment of distributions	6,443	-	213,141	-
Shares redeemed	(97,780)	(139,999)	(3,489,488)	(4,536,728)
Net increase (decrease)	(69,885)	(95,574)	$(2,500,418)	$(3,072,614)
Class M
Shares sold	3,801	4,489	$136,486	$147,618
Reinvestment of distributions	1,296	-	42,989	-
Shares redeemed	(17,130)	(12,258)	(618,152)	(398,082)
Net increase (decrease)	(12,033)	(7,769)	$(438,677)	$(250,464)
Class C
Shares sold	2,160	8,574	$77,699	$278,728
Reinvestment of distributions	153	-	5,024	-
Shares redeemed	(25,492)	(32,347)	(901,511)	(1,039,195)
Net increase (decrease)	(23,179)	(23,773)	$(818,788)	$(760,467)
Europe
Shares sold	633,047	957,209	$22,875,346	$31,285,588
Reinvestment of distributions	259,528	-	8,577,392	-
Shares redeemed	(2,815,218)	(2,983,175)	(100,700,066)	(96,260,656)
Net increase (decrease)	(1,922,643)	(2,025,966)	$(69,247,328)	$(64,975,068)
Class I
Shares sold	13,511	81,291	$485,051	$2,703,708
Reinvestment of distributions	1,869	-	61,781	-
Shares redeemed	(90,511)	(79,518)	(3,281,012)	(2,541,717)
Net increase (decrease)	(75,131)	1,773	$(2,734,180)	$161,991
Class Z
Shares sold	28,495	49,574	$1,050,990	$1,674,500
Reinvestment of distributions	865	-	28,496	-
Shares redeemed	(18,170)	(29,932)	(649,260)	(992,750)
Net increase (decrease)	11,190	19,642	$430,226	$681,750

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Japan Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.2%
Entertainment - 0.6%
Daiichikosho Co. Ltd.	344,300	4,302,259
Interactive Media & Services - 1.6%
Kakaku.com, Inc.	389,000	5,973,093
LY Corp.	1,807,400	4,930,202
		10,903,295
Wireless Telecommunication Services - 2.0%
SoftBank Group Corp.	228,100	13,598,978
TOTAL COMMUNICATION SERVICES		28,804,532
CONSUMER DISCRETIONARY - 14.8%
Automobile Components - 2.3%
DENSO Corp.	1,099,700	15,619,583
Automobiles - 1.7%
Isuzu Motors Ltd.	366,800	4,743,380
Suzuki Motor Corp.	722,100	7,165,641
		11,909,021
Broadline Retail - 1.1%
Pan Pacific International Holdings Ltd.	290,200	7,199,369
Hotels, Restaurants & Leisure - 1.6%
Curves Holdings Co. Ltd.	856,100	4,531,262
Kyoritsu Maintenance Co. Ltd.	419,600	6,736,602
		11,267,864
Household Durables - 5.2%
Chervon Holdings Ltd.	1,163,900	3,065,036
Open House Group Co. Ltd.	179,700	6,623,984
Sony Group Corp.	1,473,000	25,921,142
		35,610,162
Leisure Products - 0.5%
Roland Corp.	145,600	3,724,541
Specialty Retail - 2.4%
Fast Retailing Co. Ltd.	38,400	12,277,306
ZOZO, Inc.	142,000	4,604,416
		16,881,722
TOTAL CONSUMER DISCRETIONARY		102,212,262
CONSUMER STAPLES - 3.2%
Consumer Staples Distribution & Retail - 1.5%
Seven & i Holdings Co. Ltd.	327,400	4,714,541
Sugi Holdings Co. Ltd.	152,100	2,596,835
Tsuruha Holdings, Inc.	29,100	1,627,731
Welcia Holdings Co. Ltd.	142,300	1,776,456
		10,715,563
Food Products - 0.7%
Ajinomoto Co., Inc.	127,100	4,882,642
Personal Care Products - 1.0%
Rohto Pharmaceutical Co. Ltd.	300,400	6,755,204
TOTAL CONSUMER STAPLES		22,353,409
ENERGY - 1.9%
Oil, Gas & Consumable Fuels - 1.9%
ENEOS Holdings, Inc.	840,400	4,239,439
INPEX Corp.	702,800	9,264,349
		13,503,788
FINANCIALS - 13.4%
Banks - 7.0%
Mizuho Financial Group, Inc.	318,200	6,609,334
Sumitomo Mitsui Financial Group, Inc.	1,960,800	41,597,475
		48,206,809
Capital Markets - 0.5%
SBI Holdings, Inc. Japan	155,200	3,408,055
Financial Services - 3.0%
ORIX Corp.	1,004,900	21,173,124
Insurance - 2.9%
Lifenet Insurance Co. (a)(b)	406,600	5,304,241
Tokio Marine Holdings, Inc.	419,200	15,097,976
		20,402,217
TOTAL FINANCIALS		93,190,205
HEALTH CARE - 7.0%
Health Care Equipment & Supplies - 3.2%
Hoya Corp.	168,600	22,557,676
Health Care Providers & Services - 0.6%
CUC, Inc. (a)	302,100	3,909,390
Health Care Technology - 0.2%
Medlive Technology Co. Ltd. (c)	1,008,500	1,097,814
Pharmaceuticals - 3.0%
Astellas Pharma, Inc.	775,900	9,084,492
Daiichi Sankyo Co. Ltd.	370,500	12,059,124
		21,143,616
TOTAL HEALTH CARE		48,708,496
INDUSTRIALS - 25.1%
Aerospace & Defense - 0.3%
Space Exploration Technologies Corp. (a)(d)(e)	18,055	2,110,991
Electrical Equipment - 3.5%
Fuji Electric Co. Ltd.	81,900	4,170,996
Mitsubishi Electric Corp.	642,600	11,304,961
Nidec Corp.	444,900	8,862,774
		24,338,731
Industrial Conglomerates - 5.0%
Hitachi Ltd.	1,368,100	34,373,321
Machinery - 8.5%
Ebara Corp.	266,900	4,011,081
Hoshizaki Corp.	128,000	4,207,134
IHI Corp.	216,500	11,526,226
Japan Steel Works Ltd.	88,000	2,984,860
Kawasaki Heavy Industries Ltd.	105,200	4,027,933
Misumi Group, Inc.	366,160	5,959,458
Mitsubishi Heavy Industries Ltd.	851,100	12,014,938
Nabtesco Corp.	155,900	2,527,094
SMC Corp.	27,400	11,632,576
		58,891,300
Professional Services - 6.0%
BayCurrent Consulting, Inc.	251,800	8,183,265
Funai Soken Holdings, Inc.	250,200	3,982,373
Gakujo Co. Ltd. (b)	202,100	2,199,403
Persol Holdings Co. Ltd.	6,714,800	11,277,739
SMS Co., Ltd.	238,300	2,671,455
TechnoPro Holdings, Inc.	466,900	8,333,410
Visional, Inc. (a)	97,100	5,195,733
		41,843,378
Trading Companies & Distributors - 1.8%
Itochu Corp.	253,000	12,515,361
TOTAL INDUSTRIALS		174,073,082
INFORMATION TECHNOLOGY - 18.9%
Electronic Equipment, Instruments & Components - 6.1%
Daiwabo Holdings Co. Ltd.	201,100	3,620,075
Dexerials Corp.	587,400	8,968,174
Hamamatsu Photonics K.K.	371,600	4,913,537
Ibiden Co. Ltd.	209,900	6,667,412
Murata Manufacturing Co. Ltd.	372,800	6,513,231
Shibaura Electronics Co. Ltd.	136,000	3,142,800
Taiyo Yuden Co. Ltd. (b)	233,000	4,075,113
TDK Corp.	370,000	4,349,460
		42,249,802
IT Services - 5.5%
DTS Corp.	185,100	4,794,387
ExaWizards, Inc. (a)(b)	627,500	1,359,965
Fujitsu Ltd.	925,000	17,783,903
NSD Co. Ltd.	373,400	8,064,692
Techmatrix Corp.	407,600	5,916,245
		37,919,192
Semiconductors & Semiconductor Equipment - 4.0%
Furuya Metal Co. Ltd.	15,600	405,038
Renesas Electronics Corp.	1,415,800	18,969,343
ROHM Co. Ltd.	336,400	3,708,754
Sumco Corp.	476,900	4,559,843
		27,642,978
Software - 0.9%
Appier Group, Inc. (a)	76,600	821,448
Money Forward, Inc. (a)	165,200	5,389,748
		6,211,196
Technology Hardware, Storage & Peripherals - 2.4%
FUJIFILM Holdings Corp.	701,200	16,680,371
TOTAL INFORMATION TECHNOLOGY		130,703,539
MATERIALS - 7.8%
Chemicals - 7.8%
Mitsui Chemicals, Inc.	210,000	4,797,622
Nippon Sanso Holdings Corp.	213,600	7,414,486
NOF Corp.	335,700	5,453,950
Resonac Holdings Corp.	240,200	5,713,250
Shin-Etsu Chemical Co. Ltd.	630,900	23,118,677
Tokyo Ohka Kogyo Co. Ltd.	213,300	4,909,045
Toyo Gosei Co. Ltd. (b)	57,900	2,699,264
		54,106,294
REAL ESTATE - 1.1%
Real Estate Management & Development - 1.1%
Relo Group, Inc.	612,000	7,444,597
UTILITIES - 1.9%
Electric Utilities - 1.9%
Hokkaido Electric Power Co., Inc. (b)	361,600	2,326,168
Kansai Electric Power Co., Inc.	657,600	10,545,984
		12,872,152
TOTAL COMMON STOCKS (Cost $526,051,083)		687,972,356

Money Market Funds - 1.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	566,466	566,579
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	13,012,547	13,013,849
TOTAL MONEY MARKET FUNDS (Cost $13,580,428)		13,580,428

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $539,631,511)	701,552,784
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(8,566,698)
NET ASSETS - 100.0%	692,986,086

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,097,814 or 0.2% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,110,991 or 0.3% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Space Exploration Technologies Corp.	2/16/21 - 5/24/22	1,151,846

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	558,316	29,976,357	29,968,126	38,482	32	-	566,579	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	13,586,272	251,230,968	251,803,391	238,219	-	-	13,013,849	0.1%
Total	14,144,588	281,207,325	281,771,517	276,701	32	-	13,580,428

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	28,804,532	-	28,804,532	-
Consumer Discretionary	102,212,262	-	102,212,262	-
Consumer Staples	22,353,409	-	22,353,409	-
Energy	13,503,788	-	13,503,788	-
Financials	93,190,205	-	93,190,205	-
Health Care	48,708,496	-	48,708,496	-
Industrials	174,073,082	-	171,962,091	2,110,991
Information Technology	130,703,539	-	130,703,539	-
Materials	54,106,294	-	54,106,294	-
Real Estate	7,444,597	-	7,444,597	-
Utilities	12,872,152	-	12,872,152	-

Money Market Funds	13,580,428	13,580,428	-	-
Total Investments in Securities:	701,552,784	13,580,428	685,861,365	2,110,991
Fidelity® Japan Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $12,350,857) - See accompanying schedule:
Unaffiliated issuers (cost $526,051,083)	$687,972,356
Fidelity Central Funds (cost $13,580,428)	13,580,428

Total Investment in Securities (cost $539,631,511)		$701,552,784
Foreign currency held at value (cost $507)		512
Receivable for fund shares sold		32,149
Dividends receivable		4,837,438
Distributions receivable from Fidelity Central Funds		15,256
Prepaid expenses		814
Other receivables		48,614
Total assets		706,487,567
Liabilities
Payable for fund shares redeemed	$70,464
Accrued management fee	339,841
Distribution and service plan fees payable	6,582
Other payables and accrued expenses	70,745
Collateral on securities loaned	13,013,849
Total liabilities		13,501,481
Net Assets		$692,986,086
Net Assets consist of:
Paid in capital		$513,841,405
Total accumulated earnings (loss)		179,144,681
Net Assets		$692,986,086

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($16,922,109 ÷ 975,981 shares)(a)		$17.34
Maximum offering price per share (100/94.25 of $17.34)		$18.40
Class M :
Net Asset Value and redemption price per share ($2,846,947 ÷ 165,436 shares)(a)		$17.21
Maximum offering price per share (100/96.50 of $17.21)		$17.83
Class C :
Net Asset Value and offering price per share ($1,967,305 ÷ 116,842 shares)(a)		$16.84
Japan :
Net Asset Value, offering price and redemption price per share ($176,868,571 ÷ 10,104,998 shares)		$17.50
Class I :
Net Asset Value, offering price and redemption price per share ($18,555,301 ÷ 1,051,703 shares)		$17.64
Class Z :
Net Asset Value, offering price and redemption price per share ($475,825,853 ÷ 27,232,364 shares)		$17.47
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$13,600,303
Income from Fidelity Central Funds (including $238,219 from security lending)		276,701
Income before foreign taxes withheld		$13,877,004
Less foreign taxes withheld		(1,351,185)
Total income		12,525,819
Expenses
Management fee
Basic fee	$4,904,142
Performance adjustment	(1,353,215)
Transfer agent fees	201,076
Distribution and service plan fees	78,731
Accounting fees	99,064
Custodian fees and expenses	37,569
Independent trustees' fees and expenses	3,032
Registration fees	94,974
Audit fees	67,850
Legal	461
Interest	38,788
Miscellaneous	8,693
Total expenses before reductions	4,181,165
Expense reductions	(28,574)
Total expenses after reductions		4,152,591
Net Investment income (loss)		8,373,228
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	16,526,237
Fidelity Central Funds	32
Foreign currency transactions	(444,348)
Total net realized gain (loss)		16,081,921
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	113,752,284
Assets and liabilities in foreign currencies	(227,213)
Total change in net unrealized appreciation (depreciation)		113,525,071
Net gain (loss)		129,606,992
Net increase (decrease) in net assets resulting from operations		$137,980,220
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,373,228	$6,921,452
Net realized gain (loss)	16,081,921	32,280,933
Change in net unrealized appreciation (depreciation)	113,525,071	14,095,560
Net increase (decrease) in net assets resulting from operations	137,980,220	53,297,945
Distributions to shareholders	(23,847,306)	-

Share transactions - net increase (decrease)	(53,403,809)	6,725,873

Total increase (decrease) in net assets	60,729,105	60,023,818

Net Assets
Beginning of period	632,256,981	572,233,163
End of period	$692,986,086	$632,256,981

Financial Highlights
Fidelity Advisor® Japan Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.56	$13.26	$20.90	$17.50	$15.80
Income from Investment Operations
Net investment income (loss) A,B	.15	.11	.04	.02	.05
Net realized and unrealized gain (loss)	3.18	1.19	(5.58)	3.71	1.81
Total from investment operations	3.33	1.30	(5.54)	3.73	1.86
Distributions from net investment income	(.09)	-	(.55)	(.07)	(.07)
Distributions from net realized gain	(.46)	-	(1.55)	(.25)	(.09)
Total distributions	(.55)	-	(2.10)	(.33) C	(.16)
Net asset value, end of period	$17.34	$14.56	$13.26	$20.90	$17.50
Total Return D,E	23.44%	9.80%	(29.38)%	21.42%	11.85%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.97%	1.22%	1.39%	1.38%	1.37%
Expenses net of fee waivers, if any	.97%	1.22%	1.39%	1.38%	1.37%
Expenses net of all reductions	.97%	1.21%	1.39%	1.38%	1.37%
Net investment income (loss)	.90%	.69%	.26%	.08%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$16,922	$15,764	$13,004	$20,357	$16,181
Portfolio turnover rate H	21%	25%	26%	31%	22%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Japan Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.44	$13.19	$20.76	$17.40	$15.71
Income from Investment Operations
Net investment income (loss) A,B	.11	.06	(.01)	(.05)	.01
Net realized and unrealized gain (loss)	3.16	1.19	(5.55)	3.69	1.80
Total from investment operations	3.27	1.25	(5.56)	3.64	1.81
Distributions from net investment income	(.04)	-	(.46)	(.02)	(.03)
Distributions from net realized gain	(.46)	-	(1.55)	(.25)	(.09)
Total distributions	(.50)	-	(2.01)	(.28) C	(.12)
Net asset value, end of period	$17.21	$14.44	$13.19	$20.76	$17.40
Total Return D,E	23.10%	9.48%	(29.55)%	21.00%	11.55%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.22%	1.51%	1.69%	1.70%	1.67%
Expenses net of fee waivers, if any	1.22%	1.50%	1.69%	1.70%	1.67%
Expenses net of all reductions	1.21%	1.49%	1.69%	1.70%	1.67%
Net investment income (loss)	.65%	.42%	(.04)%	(.23)%	.04%
Supplemental Data
Net assets, end of period (000 omitted)	$2,847	$2,354	$2,282	$3,919	$3,728
Portfolio turnover rate H	21%	25%	26%	31%	22%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Japan Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.17	$13.00	$20.43	$17.17	$15.49
Income from Investment Operations
Net investment income (loss) A,B	.03	- C	(.07)	(.12)	(.05)
Net realized and unrealized gain (loss)	3.10	1.17	(5.49)	3.63	1.77
Total from investment operations	3.13	1.17	(5.56)	3.51	1.72
Distributions from net investment income	-	-	(.33)	(.01)	-
Distributions from net realized gain	(.46)	-	(1.55)	(.25)	(.04)
Total distributions	(.46)	-	(1.87) D	(.25) D	(.04)
Net asset value, end of period	$16.84	$14.17	$13.00	$20.43	$17.17
Total Return E,F	22.54%	9.00%	(29.85)%	20.54%	11.09%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.71%	1.94%	2.11%	2.09%	2.06%
Expenses net of fee waivers, if any	1.70%	1.93%	2.10%	2.09%	2.05%
Expenses net of all reductions	1.70%	1.93%	2.10%	2.09%	2.05%
Net investment income (loss)	.16%	(.02)%	(.46)%	(.63)%	(.34)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,967	$1,779	$2,179	$4,778	$6,167
Portfolio turnover rate I	21%	25%	26%	31%	22%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Japan Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.69	$13.35	$21.01	$17.58	$15.86
Income from Investment Operations
Net investment income (loss) A,B	.20	.15	.08	.08	.10
Net realized and unrealized gain (loss)	3.21	1.19	(5.60)	3.72	1.81
Total from investment operations	3.41	1.34	(5.52)	3.80	1.91
Distributions from net investment income	(.14)	-	(.59)	(.11)	(.11)
Distributions from net realized gain	(.46)	-	(1.55)	(.25)	(.09)
Total distributions	(.60)	-	(2.14)	(.37) C	(.19) C
Net asset value, end of period	$17.50	$14.69	$13.35	$21.01	$17.58
Total Return D	23.78%	10.04%	(29.16)%	21.75%	12.16%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.69%	.96%	1.13%	1.09%	1.06%
Expenses net of fee waivers, if any	.68%	.95%	1.12%	1.09%	1.06%
Expenses net of all reductions	.68%	.95%	1.12%	1.09%	1.06%
Net investment income (loss)	1.18%	.96%	.52%	.37%	.65%
Supplemental Data
Net assets, end of period (000 omitted)	$176,869	$149,990	$113,015	$167,954	$274,433
Portfolio turnover rate G	21%	25%	26%	31%	22%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Japan Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.81	$13.45	$20.97	$17.56	$15.85
Income from Investment Operations
Net investment income (loss) A,B	.19	.15	.09	.09	.11
Net realized and unrealized gain (loss)	3.24	1.21	(5.65)	3.71	1.81
Total from investment operations	3.43	1.36	(5.56)	3.80	1.92
Distributions from net investment income	(.14)	-	(.41)	(.14)	(.12)
Distributions from net realized gain	(.46)	-	(1.55)	(.25)	(.09)
Total distributions	(.60)	-	(1.96)	(.39)	(.21)
Net asset value, end of period	$17.64	$14.81	$13.45	$20.97	$17.56
Total Return C	23.73%	10.11%	(29.15)%	21.80%	12.20%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.72%	.94%	1.09%	1.04%	1.01%
Expenses net of fee waivers, if any	.72%	.94%	1.09%	1.04%	1.01%
Expenses net of all reductions	.72%	.94%	1.09%	1.04%	1.00%
Net investment income (loss)	1.15%	.97%	.56%	.43%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$18,555	$32,712	$33,320	$48,887	$473,859
Portfolio turnover rate F	21%	25%	26%	31%	22%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Japan Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.68	$13.31	$20.98	$17.56	$15.84
Income from Investment Operations
Net investment income (loss) A,B	.22	.17	.11	.10	.13
Net realized and unrealized gain (loss)	3.19	1.20	(5.59)	3.72	1.81
Total from investment operations	3.41	1.37	(5.48)	3.82	1.94
Distributions from net investment income	(.16)	-	(.64)	(.15)	(.13)
Distributions from net realized gain	(.46)	-	(1.55)	(.25)	(.09)
Total distributions	(.62)	-	(2.19)	(.40)	(.22)
Net asset value, end of period	$17.47	$14.68	$13.31	$20.98	$17.56
Total Return C	23.87%	10.29%	(29.07)%	21.93%	12.36%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.57%	.80%	.96%	.96%	.92%
Expenses net of fee waivers, if any	.56%	.79%	.96%	.96%	.92%
Expenses net of all reductions	.56%	.79%	.96%	.96%	.92%
Net investment income (loss)	1.30%	1.12%	.69%	.51%	.79%
Supplemental Data
Net assets, end of period (000 omitted)	$475,826	$429,659	$408,434	$585,487	$8,368
Portfolio turnover rate F	21%	25%	26%	31%	22%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2024

1. Organization.
Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Japan, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$206,040,174
Gross unrealized depreciation	(58,182,976)
Net unrealized appreciation (depreciation)	$147,857,198
Tax Cost	$553,695,586

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$20,482,871
Undistributed long-term capital gain	$11,121,461
Net unrealized appreciation (depreciation) on securities and other investments	$147,540,351

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$5,853,517	$-
Long-term Capital Gains	17,993,789	-
Total	$23,847,306	$-

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Fund	137,113,352	205,755,077
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.88
Class M	.88
Class C	.86
Japan	.87
Class I	.87
Class Z	.72

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.87
Class M	.87
Class C	.86
Japan	.83
Class I	.87
Class Z	.72

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Japan Fund	TOPIX

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Japan. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.20)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	44,571	3,663
Class M	.25%	.25%	13,836	-
Class C	.75%	.25%	20,324	6,415
			78,731	10,078

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	7,589
Class M	386
Class CA	35
8,010

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.2000
Class C	.1827
Japan	.1937
Class I	.1893
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	11,693.20
Class M	1,776.21
Class C	1,208.18
Japan	104,766.19
Class I	24,297.19
Class Z	57,336.04
	201,076

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Japan Fund	.0466

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Japan Fund	.05

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Japan Fund	Borrower	17,489,214	5.57%	37,852

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Japan Fund	1,174,975	1,964,033	1,278,802
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Japan Fund	1,065
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Japan Fund	25,239	-	-
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Japan Fund	1,155,600	5.83%	936
9. Expense Reductions.
Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)
Class A	24
Class M	47
Class C	3
74
In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $28,500.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Japan Fund
Distributions to shareholders
Class A	$601,432	$-
Class M	80,704	-
Class C	58,025	-
Japan	5,977,883	-
Class I	1,377,391	-
Class Z	15,751,871	-
Total	$23,847,306	-
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Japan Fund
Class A
Shares sold	178,076	253,562	$2,989,956	$4,046,153
Reinvestment of distributions	37,678	-	571,577	-
Shares redeemed	(322,353)	(151,426)	(5,347,066)	(2,307,493)
Net increase (decrease)	(106,599)	102,136	$(1,785,533)	$1,738,660
Class M
Shares sold	10,714	12,539	$174,853	$196,973
Reinvestment of distributions	5,341	-	80,602	-
Shares redeemed	(13,657)	(22,565)	(229,966)	(338,510)
Net increase (decrease)	2,398	(10,026)	$25,489	$(141,537)
Class C
Shares sold	35,715	39,644	$576,393	$604,997
Reinvestment of distributions	3,913	-	58,025	-
Shares redeemed	(48,344)	(81,701)	(787,654)	(1,220,282)
Net increase (decrease)	(8,716)	(42,057)	$(153,236)	$(615,285)
Japan
Shares sold	2,663,798	4,480,372	$44,014,546	$70,308,105
Reinvestment of distributions	360,541	-	5,509,063	-
Shares redeemed	(3,127,359)	(2,739,105)	(51,775,389)	(42,188,958)
Net increase (decrease)	(103,020)	1,741,267	$(2,251,780)	$28,119,147
Class I
Shares sold	873,438	2,062,944	$14,285,779	$32,061,275
Reinvestment of distributions	86,366	-	1,330,039	-
Shares redeemed	(2,116,540)	(2,330,965)	(36,696,595)	(34,977,085)
Net increase (decrease)	(1,156,736)	(268,021)	$(21,080,777)	$(2,915,810)
Class Z
Shares sold	8,068,059	5,627,405	$125,982,060	$89,494,212
Reinvestment of distributions	630,507	-	9,602,617	-
Shares redeemed	(10,742,814)	(7,035,462)	(163,742,649)	(108,953,514)
Net increase (decrease)	(2,044,248)	(1,408,057)	$(28,157,972)	$(19,459,302)
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund
Fidelity Japan Fund	25%	39%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Japan Fund	64%
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Japan Smaller Companies Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.3%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.6%
Entertainment - 1.6%
Capcom Co. Ltd.	322,100	6,373,864
CONSUMER DISCRETIONARY - 11.9%
Automobiles - 2.6%
Subaru Corp.	278,200	4,968,439
Suzuki Motor Corp.	586,000	5,815,075
		10,783,514
Broadline Retail - 1.4%
Pan Pacific International Holdings Ltd.	222,400	5,517,366
Distributors - 0.9%
Central Automotive Products Ltd.	127,000	3,825,078
Hotels, Restaurants & Leisure - 1.8%
Koshidaka Holdings Co. Ltd.	927,800	7,277,794
Leisure Products - 1.0%
Roland Corp.	88,900	2,274,119
YONEX Co. Ltd.	152,400	1,906,999
		4,181,118
Specialty Retail - 3.4%
Fast Retailing Co. Ltd.	22,100	7,065,845
Fuji Corp. (a)	508,300	6,052,042
Intermestic, Inc.	48,100	643,209
		13,761,096
Textiles, Apparel & Luxury Goods - 0.8%
Fujibo Holdings, Inc.	109,000	3,340,617
TOTAL CONSUMER DISCRETIONARY		48,686,583
CONSUMER STAPLES - 8.4%
Beverages - 1.7%
Asahi Group Holdings	580,800	6,972,663
Consumer Staples Distribution & Retail - 0.7%
Kato Sangyo	110,500	2,991,544
Food Products - 4.2%
Ajinomoto Co., Inc.	156,600	6,015,907
Kotobuki Spirits Co. Ltd.	468,000	6,319,269
Toyo Suisan Kaisha Ltd.	79,200	4,652,508
		16,987,684
Household Products - 0.7%
Transaction Co. Ltd. (a)	186,500	3,018,795
Personal Care Products - 1.1%
Rohto Pharmaceutical Co. Ltd.	193,900	4,360,300
TOTAL CONSUMER STAPLES		34,330,986
ENERGY - 4.0%
Oil, Gas & Consumable Fuels - 4.0%
ENEOS Holdings, Inc.	1,175,900	5,931,886
INPEX Corp. (a)	787,200	10,376,915
		16,308,801
FINANCIALS - 11.1%
Banks - 3.7%
Chiba Bank Ltd.	792,700	5,784,899
Hokuhoku Financial Group, Inc.	326,800	3,415,545
Kyoto Financial Group, Inc.	395,800	5,808,910
		15,009,354
Consumer Finance - 1.5%
Credit Saison Co. Ltd.	268,900	6,048,171
Financial Services - 0.6%
Zenkoku Hosho Co. Ltd.	73,400	2,652,214
Insurance - 5.3%
Lifenet Insurance Co. (a)(b)	244,100	3,184,371
Sompo Holdings, Inc.	351,300	7,531,550
T&D Holdings, Inc.	401,100	6,402,457
Tokio Marine Holdings, Inc.	124,900	4,498,419
		21,616,797
TOTAL FINANCIALS		45,326,536
HEALTH CARE - 2.1%
Health Care Providers & Services - 0.8%
As One Corp.	184,200	3,444,700
Pharmaceuticals - 1.3%
Santen Pharmaceutical Co. Ltd.	437,000	5,226,021
TOTAL HEALTH CARE		8,670,721
INDUSTRIALS - 23.1%
Electrical Equipment - 4.3%
Fuji Electric Co. Ltd.	134,100	6,829,432
SWCC Showa Holdings Co. Ltd.	311,900	10,938,086
		17,767,518
Ground Transportation - 1.7%
Kyushu Railway Co.	257,100	6,764,436
Machinery - 4.7%
CKD Corp.	198,400	3,339,631
IHI Corp.	111,000	5,909,520
Mitsubishi Heavy Industries Ltd.	716,500	10,114,796
		19,363,947
Marine Transportation - 1.0%
Nippon Concept Corp.	363,300	4,288,814
Professional Services - 4.9%
Funai Soken Holdings, Inc.	262,780	4,182,606
Open Up Group, Inc.	339,300	4,471,714
TKC Corp.	169,800	4,403,284
Visional, Inc. (b)	132,600	7,095,306
		20,152,910
Trading Companies & Distributors - 5.2%
Hanwa Co. Ltd.	83,650	2,771,611
Inaba Denki Sangyo Co. Ltd.	165,200	4,143,526
Itochu Corp.	87,800	4,343,276
Mitani Shoji Co. Ltd.	404,700	4,977,183
Senshu Electric Co. Ltd. (a)	148,500	4,937,994
		21,173,590
Transportation Infrastructure - 1.3%
Kamigumi Co. Ltd.	254,500	5,311,822
TOTAL INDUSTRIALS		94,823,037
INFORMATION TECHNOLOGY - 20.0%
Electronic Equipment, Instruments & Components - 8.9%
Amano Corp.	250,200	7,216,352
Azbil Corp.	605,600	4,709,123
Dexerials Corp.	363,000	5,542,130
Ibiden Co. Ltd.	104,000	3,303,530
Maruwa Ceramic Co. Ltd.	28,000	7,724,294
Riken Keiki Co. Ltd.	127,400	3,609,479
Shibaura Electronics Co. Ltd.	103,700	2,396,385
Taiyo Yuden Co. Ltd.	117,900	2,062,042
		36,563,335
IT Services - 5.0%
Ad-Sol Nissin Corp.	43,600	515,022
Argo Graphics, Inc.	260,100	8,943,761
Net One Systems Co. Ltd.	200,200	4,860,624
NSD Co. Ltd.	283,600	6,125,192
		20,444,599
Semiconductors & Semiconductor Equipment - 2.6%
Renesas Electronics Corp.	516,600	6,921,573
Sumco Corp.	395,157	3,778,263
		10,699,836
Software - 2.7%
m-up Holdings, Inc.	88,200	761,153
Money Forward, Inc. (b)	279,050	9,104,172
WingArc1st, Inc.	58,400	1,244,078
		11,109,403
Technology Hardware, Storage & Peripherals - 0.8%
FUJIFILM Holdings Corp.	136,100	3,237,590
TOTAL INFORMATION TECHNOLOGY		82,054,763
MATERIALS - 10.9%
Chemicals - 6.7%
C. Uyemura & Co. Ltd.	88,800	6,171,816
Kuraray Co. Ltd.	306,700	4,156,236
NOF Corp.	342,000	5,556,303
Osaka Soda Co. Ltd.	475,500	4,994,298
Resonac Holdings Corp.	135,700	3,227,677
Tokyo Ohka Kogyo Co. Ltd.	157,700	3,629,425
		27,735,755
Construction Materials - 1.1%
Maeda Kosen Co. Ltd.	380,000	4,398,418
Metals & Mining - 3.1%
Dowa Holdings Co. Ltd.	108,300	3,679,511
Yamato Kogyo Co. Ltd.	186,600	8,912,878
		12,592,389
TOTAL MATERIALS		44,726,562
REAL ESTATE - 1.4%
Real Estate Management & Development - 1.4%
Relo Group, Inc.	254,215	3,092,366
Starts Corp., Inc.	119,000	2,741,240
		5,833,606
UTILITIES - 3.8%
Electric Utilities - 2.8%
Kansai Electric Power Co., Inc.	548,100	8,789,923
Tohoku Electric Power Co., Inc.	289,200	2,836,732
		11,626,655
Gas Utilities - 1.0%
Nippon Gas Co. Ltd.	301,300	4,117,969
TOTAL UTILITIES		15,744,624
TOTAL COMMON STOCKS (Cost $299,585,676)		402,880,083

Money Market Funds - 2.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (c)	472,254	472,348
Fidelity Securities Lending Cash Central Fund 4.87% (c)(d)	9,337,369	9,338,303
TOTAL MONEY MARKET FUNDS (Cost $9,810,651)		9,810,651

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $309,396,327)	412,690,734
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(2,789,411)
NET ASSETS - 100.0%	409,901,323

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	163,542	27,945,464	27,636,652	19,630	(6)	-	472,348	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	13,158,092	227,783,341	231,603,130	75,259	-	-	9,338,303	0.0%
Total	13,321,634	255,728,805	259,239,782	94,889	(6)	-	9,810,651

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	6,373,864	-	6,373,864	-
Consumer Discretionary	48,686,583	-	48,686,583	-
Consumer Staples	34,330,986	-	34,330,986	-
Energy	16,308,801	-	16,308,801	-
Financials	45,326,536	-	45,326,536	-
Health Care	8,670,721	-	8,670,721	-
Industrials	94,823,037	-	94,823,037	-
Information Technology	82,054,763	-	82,054,763	-
Materials	44,726,562	-	44,726,562	-
Real Estate	5,833,606	-	5,833,606	-
Utilities	15,744,624	-	15,744,624	-

Money Market Funds	9,810,651	9,810,651	-	-
Total Investments in Securities:	412,690,734	9,810,651	402,880,083	-
Fidelity® Japan Smaller Companies Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $8,874,165) - See accompanying schedule:
Unaffiliated issuers (cost $299,585,676)	$402,880,083
Fidelity Central Funds (cost $9,810,651)	9,810,651

Total Investment in Securities (cost $309,396,327)		$412,690,734
Foreign currency held at value (cost $7,210,743)		6,954,425
Receivable for investments sold		1,729,822
Receivable for fund shares sold		2,315
Dividends receivable		2,876,982
Distributions receivable from Fidelity Central Funds		7,121
Prepaid expenses		493
Other receivables		24,602
Total assets		424,286,494
Liabilities
Payable for investments purchased	$3,636,968
Payable for fund shares redeemed	1,051,312
Accrued management fee	293,173
Other payables and accrued expenses	65,415
Collateral on securities loaned	9,338,303
Total liabilities		14,385,171
Net Assets		$409,901,323
Net Assets consist of:
Paid in capital		$302,078,090
Total accumulated earnings (loss)		107,823,233
Net Assets		$409,901,323
Net Asset Value, offering price and redemption price per share ($409,901,323 ÷ 25,325,953 shares)		$16.19
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$10,158,852
Income from Fidelity Central Funds (including $75,259 from security lending)		94,889
Income before foreign taxes withheld		$10,253,741
Less foreign taxes withheld		(1,019,125)
Total income		9,234,616
Expenses
Management fee	$3,419,515
Transfer agent fees	234,926
Accounting fees	76,922
Custodian fees and expenses	39,196
Independent trustees' fees and expenses	2,049
Registration fees	25,423
Audit fees	57,928
Legal	326
Interest	19,308
Miscellaneous	5,711
Total expenses before reductions	3,881,304
Expense reductions	(20,801)
Total expenses after reductions		3,860,503
Net Investment income (loss)		5,374,113
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	14,319,245
Fidelity Central Funds	(6)
Foreign currency transactions	(337,166)
Total net realized gain (loss)		13,982,073
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	69,059,536
Assets and liabilities in foreign currencies	(39,247)
Total change in net unrealized appreciation (depreciation)		69,020,289
Net gain (loss)		83,002,362
Net increase (decrease) in net assets resulting from operations		$88,376,475
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,374,113	$5,244,318
Net realized gain (loss)	13,982,073	17,301,493
Change in net unrealized appreciation (depreciation)	69,020,289	7,606,221
Net increase (decrease) in net assets resulting from operations	88,376,475	30,152,032
Distributions to shareholders	(13,096,272)	(198,124)

Share transactions
Proceeds from sales of shares	28,846,628	104,318,260
Reinvestment of distributions	12,571,486	192,250
Cost of shares redeemed	(142,666,579)	(63,019,461)

Net increase (decrease) in net assets resulting from share transactions	(101,248,465)	41,491,049
Total increase (decrease) in net assets	(25,968,262)	71,444,957

Net Assets
Beginning of period	435,869,585	364,424,628
End of period	$409,901,323	$435,869,585

Other Information
Shares
Sold	1,867,703	7,080,855
Issued in reinvestment of distributions	873,020	14,575
Redeemed	(9,273,731)	(4,466,160)
Net increase (decrease)	(6,533,008)	2,629,270

Financial Highlights
Fidelity® Japan Smaller Companies Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$13.68	$12.47	$17.92	$16.64	$17.60
Income from Investment Operations
Net investment income (loss) A,B	.19	.18	.19	.20	.16
Net realized and unrealized gain (loss)	2.75	1.04	(3.75)	1.36	.11
Total from investment operations	2.94	1.22	(3.56)	1.56	.27
Distributions from net investment income	(.33)	(.01)	(.51)	(.19)	(.23)
Distributions from net realized gain	(.10)	-	(1.38)	(.10)	(1.00)
Total distributions	(.43)	(.01)	(1.89)	(.28) C	(1.23)
Net asset value, end of period	$16.19	$13.68	$12.47	$17.92	$16.64
Total Return D	21.84%	9.76%	(21.95)%	9.44%	1.31%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.88%	.92%	.91%	.91%	.92%
Expenses net of fee waivers, if any	.87%	.91%	.91%	.91%	.92%
Expenses net of all reductions	.87%	.91%	.91%	.91%	.92%
Net investment income (loss)	1.21%	1.26%	1.33%	1.13%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$409,901	$435,870	$364,425	$501,214	$523,774
Portfolio turnover rate G	21%	36%	38%	23%	20%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2024

1. Organization.
Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$101,831,034
Gross unrealized depreciation	(11,096,580)
Net unrealized appreciation (depreciation)	$90,734,454
Tax Cost	$321,956,280

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$8,879,702
Undistributed long-term capital gain	$8,668,009
Net unrealized appreciation (depreciation) on securities and other investments	$90,275,522

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$10,045,611	$198,124
Long-term Capital Gains	3,050,661	-
Total	$13,096,272	$198,124

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Japan Smaller Companies Fund	91,149,175	192,889,305
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Japan Smaller Companies Fund	.84

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Japan Smaller Companies Fund	.83

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective March 1, 2024, each Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees were a fixed annual rate of average net assets of .1535.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account.

For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the annualized rate of .15% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Japan Smaller Companies Fund	.0497

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Japan Smaller Companies Fund	.05

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Japan Smaller Companies Fund	Borrower	8,244,200	5.57%	19,140

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Japan Smaller Companies Fund	1,542,663	11,637,867	6,073,319
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Japan Smaller Companies Fund	718
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Japan Smaller Companies Fund	8,150	-	-
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Japan Smaller Companies Fund	1,038,000	5.83%	168
9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $20,801.
10. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity International Fund	Strategic Advisers International Fund	VIP Funds Manager 60% Portfolio
Fidelity Japan Smaller Companies Fund	12%	23%	13%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Japan Smaller Companies Fund	61%
11. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Nordic Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.7%
	Shares	Value ($)
Denmark - 31.5%
Better Collective A/S (a)	40,100	526,158
Carlsberg A/S Series B	46,500	5,138,888
Demant A/S (a)	61,100	2,241,662
DSV A/S	62,200	13,518,880
Genmab A/S (a)	15,000	3,359,360
Novo Nordisk A/S Series B	582,900	65,380,987
Tryg A/S	345,983	8,147,899
Vestas Wind Systems A/S (a)	342,000	6,517,610
TOTAL DENMARK		104,831,444
Finland - 10.8%
Elisa Corp. (A Shares)	138,500	6,592,592
Fortum Corp.	223,600	3,290,779
Nordea Bank Abp	1,509,444	17,666,412
Sampo Oyj (A Shares)	123,900	5,485,230
UPM-Kymmene Corp.	96,400	2,823,856
TOTAL FINLAND		35,858,869
Norway - 10.5%
DNB Bank ASA	350,700	7,243,417
Equinor ASA	305,000	7,247,473
Kongsberg Gruppen ASA	67,100	6,984,373
Mowi ASA	223,100	3,834,208
Nordic VLSI ASA (a)	183,000	1,808,340
Norsk Hydro ASA	983,300	6,103,687
Selvaag Bolig ASA	321,200	962,123
TGS ASA	79,300	720,175
TOTAL NORWAY		34,903,796
Sweden - 43.9%
Alfa Laval AB	199,100	8,780,952
ASSA ABLOY AB (B Shares)	349,400	10,944,166
Atlas Copco AB (B Shares)	1,112,400	16,135,963
Autoliv, Inc.	18,000	1,671,840
Axfood AB	23,000	513,555
Beijer Alma AB (B Shares)	116,500	1,871,951
BONESUPPORT Holding AB (a)(b)	53,100	1,669,568
Eltel AB (a)(b)	1,544,681	1,069,942
EQT AB	278,300	8,071,171
Evolution AB (b)	62,600	5,918,632
Fortnox AB	645,900	3,940,429
Haypp Group AB (a)	385,600	2,584,045
Hemnet Group AB	303,400	9,522,407
HEXPOL AB (B Shares)	304,170	2,880,530
Indutrade AB	298,900	8,096,310
Investor AB (B Shares)	609,500	17,244,630
Lagercrantz Group AB (B Shares)	394,353	7,691,226
Nolato AB (B Shares)	318,900	1,668,646
Nordnet AB	260,500	5,413,152
Rusta AB	160,300	1,074,981
Saab AB (B Shares)	395,800	8,139,225
Sandvik AB	489,000	9,592,240
Surgical Science Sweden AB (a)(c)	124,000	1,461,760
Svenska Cellulosa AB SCA (B Shares)	293,600	3,881,305
Swedish Logistic Property AB (a)	142,304	502,192
Trelleborg AB (B Shares)	170,200	5,648,546
TOTAL SWEDEN		145,989,364
TOTAL COMMON STOCKS (Cost $235,869,005)		321,583,473

Money Market Funds - 3.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (d)	9,499,675	9,501,575
Fidelity Securities Lending Cash Central Fund 4.87% (d)(e)	976,101	976,198
TOTAL MONEY MARKET FUNDS (Cost $10,477,773)		10,477,773

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $246,346,778)	332,061,246
NET OTHER ASSETS (LIABILITIES) - 0.2%	532,918
NET ASSETS - 100.0%	332,594,164

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,658,142 or 2.6% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	9,211,851	74,855,464	74,565,612	495,908	(128)	-	9,501,575	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	3,656,000	69,286,475	71,966,277	38,076	-	-	976,198	0.0%
Total	12,867,851	144,141,939	146,531,889	533,984	(128)	-	10,477,773

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	16,641,157	16,641,157	-	-
Consumer Discretionary	11,249,498	5,330,866	5,918,632	-
Consumer Staples	9,486,651	4,347,763	5,138,888	-
Energy	7,967,648	720,175	7,247,473	-
Financials	69,271,911	69,271,911	-	-
Health Care	74,113,337	5,372,990	68,740,347	-
Industrials	98,968,804	81,507,028	17,461,776	-
Information Technology	13,439,995	13,439,995	-	-
Materials	15,689,378	9,585,691	6,103,687	-
Real Estate	1,464,315	1,464,315	-	-
Utilities	3,290,779	3,290,779	-	-

Money Market Funds	10,477,773	10,477,773	-	-
Total Investments in Securities:	332,061,246	221,450,443	110,610,803	-
Fidelity® Nordic Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $902,273) - See accompanying schedule:
Unaffiliated issuers (cost $235,869,005)	$321,583,473
Fidelity Central Funds (cost $10,477,773)	10,477,773

Total Investment in Securities (cost $246,346,778)		$332,061,246
Cash		35,196
Foreign currency held at value (cost $165)		165
Receivable for fund shares sold		1,080,574
Dividends receivable		75,121
Reclaims receivable		2,178,166
Distributions receivable from Fidelity Central Funds		44,019
Prepaid expenses		427
Other receivables		35,196
Total assets		335,510,110
Liabilities
Payable for investments purchased	$850,096
Payable for fund shares redeemed	653,627
Accrued management fee	237,296
Other payables and accrued expenses	198,729
Collateral on securities loaned	976,198
Total liabilities		2,915,946
Net Assets		$332,594,164
Net Assets consist of:
Paid in capital		$240,974,570
Total accumulated earnings (loss)		91,619,594
Net Assets		$332,594,164
Net Asset Value, offering price and redemption price per share ($332,594,164 ÷ 5,073,658 shares)		$65.55
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$8,515,226
Foreign Tax Reclaims		586,132
Income from Fidelity Central Funds (including $38,076 from security lending)		533,984
Income before foreign taxes withheld		$9,635,342
Less foreign taxes withheld		(1,846,604)
Total income		7,788,738
Expenses
Management fee	$2,666,907
Transfer agent fees	175,119
Accounting fees	53,499
Custodian fees and expenses	25,764
Independent trustees' fees and expenses	1,525
Registration fees	24,469
Audit fees	65,653
Legal	234
Miscellaneous	16,782
Total expenses before reductions	3,029,952
Expense reductions	(15,039)
Total expenses after reductions		3,014,913
Net Investment income (loss)		4,773,825
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	14,188,673
Fidelity Central Funds	(128)
Foreign currency transactions	(50,185)
Total net realized gain (loss)		14,138,360
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	44,829,684
Assets and liabilities in foreign currencies	131,338
Total change in net unrealized appreciation (depreciation)		44,961,022
Net gain (loss)		59,099,382
Net increase (decrease) in net assets resulting from operations		$63,873,207
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$4,773,825	$5,184,181
Net realized gain (loss)	14,138,360	1,880,670
Change in net unrealized appreciation (depreciation)	44,961,022	34,480,640
Net increase (decrease) in net assets resulting from operations	63,873,207	41,545,491
Distributions to shareholders	(158,641)	-

Share transactions
Proceeds from sales of shares	38,753,187	44,092,104
Reinvestment of distributions	143,738	-
Cost of shares redeemed	(56,670,115)	(56,149,155)

Net increase (decrease) in net assets resulting from share transactions	(17,773,190)	(12,057,051)
Total increase (decrease) in net assets	45,941,376	29,488,440

Net Assets
Beginning of period	286,652,788	257,164,348
End of period	$332,594,164	$286,652,788

Other Information
Shares
Sold	576,139	789,514
Issued in reinvestment of distributions	2,295	-
Redeemed	(858,020)	(1,011,489)
Net increase (decrease)	(279,586)	(221,975)

Financial Highlights
Fidelity® Nordic Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$53.55	$46.13	$75.57	$56.51	$46.69
Income from Investment Operations
Net investment income (loss) A,B	.92	.93	.78	1.06	.15
Net realized and unrealized gain (loss)	11.11	6.49	(20.65) C	20.17	11.86
Total from investment operations	12.03	7.42	(19.87)	21.23	12.01
Distributions from net investment income	(.03)	-	(3.02)	(.96)	(1.60)
Distributions from net realized gain	-	-	(6.56)	(1.21)	(.59)
Total distributions	(.03)	-	(9.57) D	(2.17)	(2.19)
Net asset value, end of period	$65.55	$53.55	$46.13	$75.57	$56.51
Total Return E	22.47%	16.08%	(29.33)% C	38.39%	26.73%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.88%	.94%	.93%	.92%	.96%
Expenses net of fee waivers, if any	.88%	.93%	.92%	.92%	.96%
Expenses net of all reductions	.88%	.93%	.92%	.92%	.96%
Net investment income (loss)	1.39%	1.69%	1.45%	1.51%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$332,594	$286,653	$257,164	$422,673	$301,424
Portfolio turnover rate H	21%	23%	42%	34%	29%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.01 per share. Excluding this reimbursement, the total return would have been (29.35)%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2024

1. Organization.
Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date,, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign tax reclaims. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. For U.S. income tax purposes, EU reclaims received by a fund reduce the amounts of foreign taxes shareholders can use as tax credits in their individual income tax returns. In the event that EU reclaims received by a fund during the fiscal year exceed foreign withholding taxes paid in that year, and a fund previously passed foreign tax credit on to its shareholders, a fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of shareholders. During the fiscal year ended October 31, 2023, the Fund received EU reclaims in excess of foreign withholding taxes paid. The Fund is seeking a closing agreement with the IRS and has accrued the estimated fees as presented in the Statement of Assets and Liabilities in other payables and accrued expenses. The actual fees may differ from the estimate.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$94,754,285
Gross unrealized depreciation	(20,163,027)
Net unrealized appreciation (depreciation)	$74,591,258
Tax Cost	$257,469,988

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$11,547,318
Undistributed long-term capital gain	$5,525,901
Net unrealized appreciation (depreciation) on securities and other investments	$74,546,376

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$158,641	$-
Total	$158,641	$-

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Nordic Fund	69,648,829	82,208,930
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Nordic Fund	.85

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Nordic Fund	.83

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective March 1, 2024, each Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees were a fixed annual rate of average net assets of .1637%.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account.

For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the annualized rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Nordic Fund	.0498

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Nordic Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Nordic Fund	4

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Nordic Fund	9,192,621	15,755,251	7,193,127
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Nordic Fund	543
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Nordic Fund	4,022	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $363.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $14,676.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Pacific Basin Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 95.7%
	Shares	Value ($)
Australia - 7.5%
Anteris Technologies Ltd. (a)	357,618	2,524,699
Aristocrat Leisure Ltd.	135,057	5,434,647
Canva, Inc. Class A (b)(c)	1,962	2,187,022
CAR Group Ltd.	243,614	6,000,465
Challenger Ltd.	1,792,536	7,099,424
Dominos Pizza Enterprises Ltd.	162,846	3,563,975
HUB24 Ltd.	198,086	8,915,327
Macquarie Group Ltd.	92,404	13,985,011
Treasury Wine Estates Ltd.	543,530	4,035,356
TOTAL AUSTRALIA		53,745,926
China - 24.9%
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	180,200	4,865,630
Atour Lifestyle Holdings Ltd. ADR	483,116	12,657,639
Chervon Holdings Ltd.	1,864,000	4,908,692
Cloud Music, Inc. (a)(d)	130,000	2,080,446
DouYu International Holdings Ltd. ADR (e)	887,510	9,602,858
Flat Glass Group Co. Ltd. (e)	3,456,000	7,042,879
HUYA, Inc. ADR	2,391,957	8,276,171
Medlive Technology Co. Ltd. (d)	3,838,000	4,177,899
New Oriental Education & Technology Group, Inc.	583,200	3,649,699
New Oriental Education & Technology Group, Inc. sponsored ADR	56,900	3,561,940
Noah Holdings Ltd. sponsored ADR	721,400	8,887,648
PDD Holdings, Inc. ADR (a)	181,400	21,875,026
TAL Education Group ADR (a)	2,390,300	26,580,136
Tencent Holdings Ltd.	583,400	30,419,719
TravelSky Technology Ltd. (H Shares)	8,710,000	12,207,814
Zai Lab Ltd. (a)	1,791,200	5,461,589
Zai Lab Ltd. ADR (a)	162,700	4,916,794
Zylox-Tonbridge Medical Technology Co. Ltd. (a)(d)	4,632,000	6,792,535
TOTAL CHINA		177,965,114
Hong Kong - 3.1%
AIA Group Ltd.	2,210,400	17,445,181
China Metal Recycling (Holdings) Ltd. (a)(c)	2,572,200	3
Prudential PLC	577,619	4,808,592
TOTAL HONG KONG		22,253,776
Japan - 37.5%
BayCurrent Consulting, Inc.	240,000	7,799,776
CUC, Inc. (a)(e)	326,100	4,219,968
Daiichikosho Co. Ltd.	232,600	2,906,493
DENSO Corp.	587,400	8,343,133
ENEOS Holdings, Inc.	595,800	3,005,543
Fast Retailing Co. Ltd.	16,000	5,115,544
Fuji Electric Co. Ltd.	65,300	3,325,592
FUJIFILM Holdings Corp.	349,800	8,321,155
Fujitsu Ltd.	392,000	7,536,530
Funai Soken Holdings, Inc.	257,200	4,093,791
Hitachi Ltd.	765,200	19,225,543
Hokkaido Electric Power Co., Inc. (e)	223,200	1,435,843
Hoya Corp.	108,600	14,530,034
Ibiden Co. Ltd.	140,600	4,466,118
IHI Corp.	89,100	4,743,588
INPEX Corp.	442,600	5,834,378
Integral Corp.	118,100	2,995,178
Kansai Electric Power Co., Inc.	606,900	9,732,904
Kansai Paint Co. Ltd.	228,300	3,718,242
Kyoritsu Maintenance Co. Ltd. (e)	352,700	5,662,535
Lifenet Insurance Co. (a)(e)	370,100	4,828,086
Mitsubishi Electric Corp.	264,900	4,660,262
Mitsubishi Heavy Industries Ltd.	510,700	7,209,527
Money Forward, Inc. (a)	122,200	3,986,848
Murata Manufacturing Co. Ltd.	227,200	3,969,437
Nidec Corp.	414,500	8,257,181
NSD Co. Ltd.	228,200	4,928,663
Open House Group Co. Ltd.	177,300	6,535,517
ORIX Corp.	822,200	17,323,657
Pan Pacific International Holdings Ltd.	299,500	7,430,086
Pasona Group, Inc.	177,000	2,333,441
Renesas Electronics Corp.	882,600	11,825,358
Rohto Pharmaceutical Co. Ltd.	169,900	3,820,603
Shin-Etsu Chemical Co. Ltd.	406,900	14,910,429
SMS Co., Ltd.	272,600	3,055,975
Sony Group Corp.	983,000	17,298,359
TechnoPro Holdings, Inc.	141,200	2,520,192
Tokio Marine Holdings, Inc.	128,300	4,620,874
Toyo Gosei Co. Ltd. (e)	61,700	2,876,418
Visional, Inc. (a)	81,900	4,382,395
ZOZO, Inc.	146,500	4,750,331
TOTAL JAPAN		268,535,527
Korea (South) - 5.1%
KB Financial Group, Inc.	111,279	7,264,507
KT Corp.	326,740	10,452,268
KT Corp. sponsored ADR	713,300	11,220,209
Lotte Confectionery Co. Ltd.	82,328	1,428,610
SK Hynix, Inc.	35,090	4,608,812
Webtoon Entertainment, Inc.	169,943	1,767,407
TOTAL KOREA (SOUTH)		36,741,813
Malaysia - 0.8%
MR DIY Group M Sdn Bhd (d)	10,785,800	5,375,115
New Zealand - 0.9%
Ryman Healthcare Ltd. (a)	2,286,200	6,768,097
Philippines - 1.4%
Robinsons Land Corp.	36,857,400	9,695,076
Singapore - 1.3%
Sea Ltd. ADR Class A (a)	100,800	9,480,240
Taiwan - 12.1%
Chailease Holding Co. Ltd.	1,525,000	7,164,501
eMemory Technology, Inc.	69,000	6,731,055
Taiwan Semiconductor Manufacturing Co. Ltd.	2,200,000	69,215,538
Unimicron Technology Corp.	700,000	3,429,785
TOTAL TAIWAN		86,540,879
United States of America - 1.1%
GI Dynamics, Inc. (a)(c)	111,225	1
Newmont Corp. CDI	113,954	5,280,398
Space Exploration Technologies Corp. (a)(b)(c)	22,539	2,635,260
TOTAL UNITED STATES OF AMERICA		7,915,659
TOTAL COMMON STOCKS (Cost $498,874,824)		685,017,222

Preferred Stocks - 3.7%
	Shares	Value ($)
Convertible Preferred Stocks - 0.1%
Australia - 0.0%
Canva, Inc.:
Series A (a)(b)(c)	85	94,749
Series A2 (a)(b)(c)	15	16,720
		111,469
China - 0.1%
dMed Biopharmaceutical Co. Ltd. Series C (a)(b)(c)	87,773	475,730
India - 0.0%
Meesho:
Series D2 (b)(c)	4,012	222,786
Series E (b)(c)	668	37,094
Series F (a)(b)(c)	620	35,030
		294,910
TOTAL CONVERTIBLE PREFERRED STOCKS		882,109
Nonconvertible Preferred Stocks - 3.6%
Korea (South) - 3.6%
Hyundai Motor Co. Ltd. Series 2	30,440	3,528,440
Samsung Electronics Co. Ltd.	474,290	16,369,148
Samsung Fire & Marine Insurance Co. Ltd.	30,652	5,803,950
		25,701,538
TOTAL PREFERRED STOCKS (Cost $27,756,168)		26,583,647

Money Market Funds - 3.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	1,293,930	1,294,188
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	22,545,060	22,547,314
TOTAL MONEY MARKET FUNDS (Cost $23,841,502)		23,841,502

TOTAL INVESTMENT IN SECURITIES - 102.8% (Cost $550,472,494)	735,442,371
NET OTHER ASSETS (LIABILITIES) - (2.8)%	(19,756,652)
NET ASSETS - 100.0%	715,685,719

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,704,391 or 0.8% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $18,425,995 or 2.6% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Canva, Inc. Class A	3/18/24 - 5/03/24	2,092,789

Canva, Inc. Series A	9/22/23	90,666

Canva, Inc. Series A2	9/22/23	16,000

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	1,246,653

Meesho Series D2	7/15/24	224,672

Meesho Series E	7/15/24	37,408

Meesho Series F	7/15/24	34,720

Space Exploration Technologies Corp.	2/16/21 - 5/24/22	1,437,725

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	2,803,622	215,163,975	216,673,590	187,105	181	-	1,294,188	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	10,707,799	172,264,919	160,425,404	323,221	-	-	22,547,314	0.1%
Total	13,511,421	387,428,894	377,098,994	510,326	181	-	23,841,502

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	92,206,276	40,346,885	51,859,391	-
Consumer Discretionary	158,773,538	64,674,741	93,803,887	294,910
Consumer Staples	7,855,959	-	7,855,959	-
Energy	8,839,921	-	8,839,921	-
Financials	111,141,936	8,887,648	102,254,288	-
Health Care	49,867,346	4,916,794	44,474,821	475,731
Industrials	75,671,133	-	73,035,873	2,635,260
Information Technology	159,595,447	-	157,296,956	2,298,491
Materials	26,785,490	-	26,785,487	3
Real Estate	9,695,076	-	9,695,076	-
Utilities	11,168,747	-	11,168,747	-

Money Market Funds	23,841,502	23,841,502	-	-
Total Investments in Securities:	735,442,371	142,667,570	587,070,406	5,704,395
Fidelity® Pacific Basin Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $21,414,668) - See accompanying schedule:
Unaffiliated issuers (cost $526,630,992)	$711,600,869
Fidelity Central Funds (cost $23,841,502)	23,841,502

Total Investment in Securities (cost $550,472,494)		$735,442,371
Foreign currency held at value (cost $6)		6
Receivable for investments sold		1,342,839
Receivable for fund shares sold		245,544
Dividends receivable		1,855,914
Distributions receivable from Fidelity Central Funds		56,215
Prepaid expenses		816
Other receivables		132,758
Total assets		739,076,463
Liabilities
Payable for fund shares redeemed	$250,182
Accrued management fee	494,246
Other payables and accrued expenses	99,002
Collateral on securities loaned	22,547,314
Total liabilities		23,390,744
Net Assets		$715,685,719
Net Assets consist of:
Paid in capital		$518,229,002
Total accumulated earnings (loss)		197,456,717
Net Assets		$715,685,719
Net Asset Value, offering price and redemption price per share ($715,685,719 ÷ 21,140,031 shares)		$33.85
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$17,945,419
Special dividends		8,662,098
Income from Fidelity Central Funds (including $323,221 from security lending)		510,326
Income before foreign taxes withheld		$27,117,843
Less foreign taxes withheld		(1,395,484)
Total income		25,722,359
Expenses
Management fee
Basic fee	$5,329,691
Performance adjustment	(68,063)
Transfer agent fees	339,461
Accounting fees	104,942
Custodian fees and expenses	195,602
Independent trustees' fees and expenses	3,113
Registration fees	25,203
Audit fees	87,100
Legal	490
Interest	9,310
Miscellaneous	11,694
Total expenses before reductions	6,038,543
Expense reductions	(30,313)
Total expenses after reductions		6,008,230
Net Investment income (loss)		19,714,129
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $452,602)	6,751,381
Fidelity Central Funds	181
Foreign currency transactions	(317,277)
Total net realized gain (loss)		6,434,285
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,046,866)	145,578,723
Assets and liabilities in foreign currencies	(81,315)
Total change in net unrealized appreciation (depreciation)		145,497,408
Net gain (loss)		151,931,693
Net increase (decrease) in net assets resulting from operations		$171,645,822
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,714,129	$7,981,660
Net realized gain (loss)	6,434,285	44,389,743
Change in net unrealized appreciation (depreciation)	145,497,408	56,085,701
Net increase (decrease) in net assets resulting from operations	171,645,822	108,457,104
Distributions to shareholders	(36,646,040)	(59,141,027)

Share transactions
Proceeds from sales of shares	40,195,016	84,533,936
Reinvestment of distributions	28,015,888	44,008,733
Cost of shares redeemed	(137,490,015)	(185,451,402)

Net increase (decrease) in net assets resulting from share transactions	(69,279,111)	(56,908,733)
Total increase (decrease) in net assets	65,720,671	(7,592,656)

Net Assets
Beginning of period	649,965,048	657,557,704
End of period	$715,685,719	$649,965,048

Other Information
Shares
Sold	1,319,130	2,854,991
Issued in reinvestment of distributions	1,000,210	1,565,033
Redeemed	(4,570,449)	(6,326,367)
Net increase (decrease)	(2,251,109)	(1,906,343)

Financial Highlights
Fidelity® Pacific Basin Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.79	$25.99	$46.10	$40.16	$32.65
Income from Investment Operations
Net investment income (loss) A,B	.88 C	.32 D	.22	.15	.16
Net realized and unrealized gain (loss)	6.77	3.88	(14.49)	7.74	7.61
Total from investment operations	7.65	4.20	(14.27)	7.89	7.77
Distributions from net investment income	(.25)	-	(1.17) E	(.10)	(.26)
Distributions from net realized gain	(1.34)	(2.40)	(4.67) E	(1.85)	-
Total distributions	(1.59)	(2.40)	(5.84)	(1.95)	(.26)
Net asset value, end of period	$33.85	$27.79	$25.99	$46.10	$40.16
Total Return F	28.70%	16.06%	(35.11)%	20.08%	23.95%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.88%	1.07%	1.12%	1.04%	1.11%
Expenses net of fee waivers, if any	.88%	1.07%	1.12%	1.04%	1.11%
Expenses net of all reductions	.88%	1.07%	1.12%	1.04%	1.10%
Net investment income (loss)	2.88% C	1.08% D	.64%	.32%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$715,686	$649,965	$657,558	$1,214,726	$1,084,673
Portfolio turnover rate I	61%	46%	29%	40%	27%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.39 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.61%.
DNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .84%.
EThe amount shown reflects reclassifications related to book to tax differences that were made in the year shown.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2024

1. Organization.
Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$203,707,010
Gross unrealized depreciation	(43,015,303)
Net unrealized appreciation (depreciation)	$160,691,707
Tax Cost	$574,750,664

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$37,507,039
Capital loss carryforward	$(620,529)
Net unrealized appreciation (depreciation) on securities and other investments	$160,556,576

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(620,529)
Total capital loss carryforward	$(620,529)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$17,687,206	$-
Long-term Capital Gains	18,958,834	59,141,027
Total	$36,646,040	$ 59,141,027

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Pacific Basin Fund	416,775,693	503,348,821
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity Pacific Basin Fund	.83

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity Pacific Basin Fund	.83

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Pacific Basin Fund	MSCI All Country Pacific Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of the Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.01)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.50% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective March 1, 2024, each Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees were a fixed annual rate of average net assets of .1515%.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account.

For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the annualized rate of .15% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Pacific Basin Fund	.0464

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Pacific Basin Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Pacific Basin Fund	6,050

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end,  there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Pacific Basin Fund	Borrower	3,559,000	5.40%	9,310

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Pacific Basin Fund	8,432,558	4,922,082	489,671
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Pacific Basin Fund	1,091
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Pacific Basin Fund	34,406	-	-
8. Expense Reductions.
In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $30,313.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Pacific Basin Fund	17%
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund (nine of the funds constituting Fidelity Investment Trust, hereafter collectively referred to as the "Funds") as of October 31, 2024, the related statements of operations for the year ended October 31, 2024, the statements of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2024 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
December 19, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2024, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Canada Fund	$54,788,494
Fidelity Japan Fund	$11,140,972
Fidelity Japan Smaller Companies Fund	$9,023,340
Fidelity Nordic Fund	$6,184,997

The funds hereby designate the percentages noted below of the short-term capital gain dividends distributed during the fiscal year as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders:

December 2023
Fidelity Pacific Basin Fund	100%

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Canada Fund	$45,719
Fidelity China Region Fund	$509,124
Fidelity Emerging Markets Fund	$1,554,270
Fidelity Japan Smaller Companies Fund	$109,001

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail	Class K	Class I	Class Z
Fidelity China Region Fund
December 01, 2023	0%	0%	1%	0%	-	0%	0%
December 27, 2023	1%	1%	1%	1%	-	1%	1%
Fidelity Europe Fund
December 08, 2023	0%	0%	2%	0%	-	0%	0%
Fidelity Nordic Fund
December 08, 2023	-	-	-	7%	-	-	-
December 27, 2023	-	-	-	7%	-	-	-
Fidelity Pacific Basin Fund
December 08, 2023	-	-	-	1%	-	-	-

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail	Class K	Class I	Class Z
Fidelity Canada Fund
December 08, 2023	100%	100%	100%	100%	-	100%	100%
Fidelity China Region Fund
December 01, 2023	53.14%	64.57%	100%	43.87%	-	44.81%	40.11%
December 27, 2023	60.83%	60.83%	60.83%	60.83%	-	60.83%	60.83%
Fidelity Emerging Asia Fund
December 01, 2023	-	-	-	25.37%	-	-	-
Fidelity Emerging Markets Fund
December 08, 2023	93.96%	100%	100%	75.32%	68.39%	74.37%	68.65%
December 27, 2023	79.21%	79.21%	79.21%	79.21%	79.21%	79.21%	79.21%
Fidelity Europe Fund
December 08, 2023	100%	100%	100%	100%	-	100%	100%
Fidelity Japan Fund
December 08, 2023	100%	100%	-	100%	-	100%	100%
Fidelity Japan Smaller Companies Fund
December 08, 2023	-	-	-	57.93%	-	-	-
Fidelity Latin America Fund
December 08, 2023	23.00%	24.52%	26.67%	21.78%	-	21.34%	20.86%
December 29, 2023	12.42%	12.42%	12.42%	12.42%	-	12.42%	12.42%
September 10, 2024	58.55%	62.18%	75.46%	53.66%	-	60.68%	50.83%
Fidelity Nordic Fund
December 08, 2023	-	-	-	100%	-	-	-
December 27, 2023	-	-	-	100%	-	-	-
Fidelity Pacific Basin Fund
December 08, 2023	-	-	-	53.13%	-	-	-

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Canada Fund
Class A	12/11/2023	$0.8197	$0.1742
Class M	12/11/2023	$0.6673	$0.1742
Class C	12/11/2023	$0.3159	$0.1742
Canada	12/11/2023	$1.0187	$0.1742
Class I	12/11/2023	$1.0187	$0.1742
Class Z	12/11/2023	$1.1008	$0.1742
Fidelity China Region Fund
Class A	12/04/2023	$0.5320	$0.0768
	12/28/2023	$0.0000	$0.0000
Class M	12/04/2023	$0.4378	$0.0768
	12/28/2023	$0.0000	$0.0000
Class C	12/04/2023	$0.2351	$0.0768
	12/28/2023	$0.0000	$0.0000
China Region	12/04/2023	$0.6443	$0.0768
	12/28/2023	$0.0000	$0.0000
Class I	12/04/2023	$0.6309	$0.0768
	12/28/2023	$0.0000	$0.0000
Class Z	12/04/2023	$0.7049	$0.0768
	12/28/2023	$0.0000	$0.0000
Fidelity Emerging Asia Fund
Emerging Asia	12/04/2023	$0.1363	$0.1246
Fidelity Emerging Markets Fund
Class A	12/11/2023	$0.3673	$0.0976
	12/28/2023	$0.0000	$0.0000
Class M	12/11/2023	$0.3092	$0.0976
	12/28/2023	$0.0000	$0.0000
Class C	12/11/2023	$0.1186	$0.0976
	12/28/2023	$0.0000	$0.0000
Emerging Markets	12/11/2023	$0.4582	$0.0976
	12/28/2023	$0.0000	$0.0000
Class K	12/11/2023	$0.5047	$0.0976
	12/28/2023	$0.0000	$0.0000
Class I	12/11/2023	$0.4640	$0.0976
	12/28/2023	$0.0000	$0.0000
Class Z	12/11/2023	$0.5027	$0.0976
	12/28/2023	$0.0000	$0.0000
Fidelity Europe Fund
Class A	12/11/2023	$0.4575	$0.0385
Class M	12/11/2023	$0.3588	$0.0385
Class C	12/11/2023	$0.1128	$0.0385
Europe	12/11/2023	$0.5815	$0.0385
Class I	12/11/2023	$0.5873	$0.0385
Class Z	12/11/2023	$0.6322	$0.0385
Fidelity Japan Fund
Class A	12/11/2023	$0.1235	$0.0315
Class M	12/11/2023	$0.0659	$0.0315
Class C	12/11/2023	$0.0000	$0.0000
Japan	12/11/2023	$0.1651	$0.0315
Class I	12/11/2023	$0.1671	$0.0315
Class Z	12/11/2023	$0.1909	$0.0315
Fidelity Japan Smaller Companies Fund
Japan Smaller Companies	12/11/2023	$0.3417	$0.0247
Fidelity Latin America Fund
Class A	12/11/2023	$0.8152	$0.0472
	01/02/2024	$0.0000	$0.0000
	09/11/2024	$0.3109	$0.0494
Class M	12/11/2023	$0.7645	$0.0472
	01/02/2024	$0.0000	$0.0000
	09/11/2024	$0.4749	$0.0802
Class C	12/11/2023	$0.7029	$0.0472
	01/02/2024	$0.0000	$0.0000
	09/11/2024	$0.3888	$0.0472
Latin America	12/11/2023	$0.8609	$0.0472
	01/02/2024	$0.0000	$0.0000
	09/11/2024	$0.3789	$0.0472
Class I	12/11/2023	$0.8788	$0.0472
	01/02/2024	$0.0000	$0.0000
	09/11/2024	$0.4265	$0.0703
Class Z	12/11/2023	$0.8987	$0.0472
	01/02/2024	$0.0000	$0.0000
	09/11/2024	$0.4879	$0.0674
Fidelity Pacific Basin Fund
Pacific Basin	12/11/2023	$0.5335	$0.0969

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Canada Fund
Fidelity China Region Fund
Fidelity Emerging Asia Fund
Fidelity Emerging Markets Fund
Fidelity Europe Fund
Fidelity Japan Fund
Fidelity Japan Smaller Companies Fund
Fidelity Nordic Fund
Fidelity Pacific Basin Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio of the fund or a representative class, as applicable (the representative class was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in that fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending under separate agreements.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and, for Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance. Each of Fidelity Europe Fund and Fidelity Japan Fund underperformed its benchmark and peers for the one- and three-year periods ended February 29, 2024. As a result, the Board continues to engage in discussions with FMR about the steps it is taking to address the fund's performance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect for each fund with each fund's management fee based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that, in exchange for the variable management fee, each class of each fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of each fund's management fee and the total expense ratio of the fund (for Fidelity Emerging Asia Fund, Fidelity Japan Smaller Companies Fund, Fidelity Nordic Fund, and Fidelity Pacific Basin Fund) or the retail class of each fund (for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund), the Board considered each fund's or each retail class's pro rata management fee rate, as applicable, as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and fund paid 12b-1 fees (for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund). The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. The Board also considered information about the impact of each fund's performance adjustment for Fidelity Canada Fund, Fidelity Emerging Asia Fund, Fidelity Europe Fund, Fidelity Japan Fund, and Fidelity Pacific Basin Fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account a fund's performance adjustment, if applicable) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund or the retail class, as applicable, relative to funds and classes in the mapped group that have a similar sales load structure to the fund or representative class, as applicable (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund or the retail class, as applicable, relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund or class, as applicable (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 (for Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, and Fidelity Nordic Fund) and above the competitive median of the mapped group for the 12-month period ended September 30, 2023 (for Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, and Fidelity Pacific Basin Fund). The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023.
For each fund (except Fidelity Pacific Basin Fund), the information provided to the Board indicated that the total expense ratio of the fund or the retail class of the fund, as applicable, ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023.
For Fidelity Pacific Basin Fund, the information provided to the Board indicated that the total expense ratio of the fund ranked above the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. When excluding the effect of the fund's positive performance adjustment, the total expense ratio for the fund would rank below the similar sales load structure group median.
For Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, and Fidelity Japan Fund, the Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
For Fidelity Canada Fund, Fidelity Emerging Asia Fund, Fidelity Europe Fund, Fidelity Japan Fund and Fidelity Pacific Basin Fund, the Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, each fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.
For Fidelity Canada Fund, Fidelity Europe Fund and Fidelity Japan Fund, in connection with its consideration of each fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that each fund's management fee, including the use of the retail class as the basis for the performance adjustment (for Fidelity Canada Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund and Fidelity Japan Fund), is fair and reasonable in light of the services that each fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each fund or each class of each fund, as applicable, was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that each fund's management contract incorporates a variable management fee structure, which provides for breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including, but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through May 31, 2025.

1.754542.124
TIF-ANN-1224
Fidelity® International Small Cap Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Small Cap Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 95.8%
	Shares	Value ($)
Australia - 3.3%
Amotiv Ltd.	3,180,629	22,137,787
Aub Group Ltd.	1,199,431	25,136,756
Imdex Ltd.	15,235,985	25,883,372
Inghams Group Ltd.	12,709,168	23,888,644
National Storage REIT unit	10,281,996	16,915,917
NIB Holdings Ltd.	5,191,035	19,649,883
Servcorp Ltd. (a)	7,066,585	23,181,584
TOTAL AUSTRALIA		156,793,943
Austria - 2.2%
EuroTeleSites AG (b)	2,464,193	13,294,913
Mayr-Melnhof Karton AG	249,700	22,136,311
Strabag SE	336,597	13,272,335
Telekom Austria AG	3,160,400	26,229,843
Wienerberger AG	946,000	28,503,619
TOTAL AUSTRIA		103,437,021
Belgium - 1.0%
Econocom Group SA	4,581,895	9,828,362
Fagron NV	1,854,100	37,391,421
TOTAL BELGIUM		47,219,783
Brazil - 1.3%
Afya Ltd. Class A (b)	1,560,200	26,148,952
Atacadao SA	11,486,200	14,882,049
Hypera SA (b)	5,722,400	21,876,358
TOTAL BRAZIL		62,907,359
Canada - 4.2%
CCL Industries, Inc. Class B	443,900	25,894,034
ECN Capital Corp.	5,364,300	8,514,456
Genesis Land Development Corp. (a)	4,888,699	14,606,233
Lassonde Industries, Inc. Class A (sub. vtg.)	310,699	39,372,091
North West Co., Inc.	1,234,900	46,483,362
Open Text Corp.	755,296	22,653,184
Parkland Corp.	711,400	16,554,286
Quebecor, Inc. Class A	576,770	14,084,232
Richelieu Hardware Ltd.	300,900	7,929,056
Total Energy Services, Inc.	962,500	6,650,088
TOTAL CANADA		202,741,022
China - 3.1%
Best Pacific International Holdings Ltd.	22,158,900	7,436,447
Chervon Holdings Ltd.	1,329,000	3,499,813
Far East Horizon Ltd.	28,280,000	19,739,142
Impro Precision Industries Ltd. (c)	28,423,300	8,335,641
Precision Tsugami China Corp. Ltd.	10,774,453	15,307,826
Qingdao Port International Co. Ltd. (H Shares) (c)	40,373,000	28,286,771
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	5,606,766	20,081,501
Sinopharm Group Co. Ltd. (H Shares)	7,144,800	17,799,778
Weifu High-Technology Group Co. Ltd. (B Shares)	8,579,471	13,966,093
Xingda International Holdings Ltd.	78,454,353	12,802,069
TOTAL CHINA		147,255,081
Denmark - 0.6%
Spar Nord Bank A/S	1,398,975	26,927,885
Finland - 1.1%
Huhtamaki Oyj	963,100	37,755,937
Tokmanni Group Corp.	1,195,500	13,628,246
TOTAL FINLAND		51,384,183
France - 2.6%
Altarea SCA	157,193	17,269,655
Antin Infrastructure Partners SA	405,055	4,643,909
ARGAN SA	337,200	24,941,672
Ipsos SA	441,200	21,634,582
Thermador Groupe SA	404,966	31,451,826
Vallourec SA (b)	1,594,400	26,101,344
TOTAL FRANCE		126,042,988
Germany - 3.0%
JOST Werke AG (c)	437,020	20,583,456
NORMA Group AG	623,692	8,656,652
Rheinmetall AG	120,725	62,139,970
Stabilus Se	372,000	14,708,773
Takkt AG	1,304,225	12,739,663
Talanx AG	326,467	25,195,372
TOTAL GERMANY		144,023,886
Greece - 1.6%
Athens International Airport SA	2,498,200	21,331,724
Metlen Energy & Metals SA	1,101,416	38,409,972
OPAP SA	969,300	16,532,303
TOTAL GREECE		76,273,999
Hong Kong - 2.1%
ASMPT Ltd.	3,033,900	32,890,027
China Metal Recycling (Holdings) Ltd. (b)(d)	436,800	1
HKT Trust/HKT Ltd. unit	16,166,000	20,089,593
Magnificent Hotel Investment Ltd. (b)	316,412,000	2,785,888
Pico Far East Holdings Ltd.	61,300,071	14,498,035
Sino Land Ltd.	13,064,375	13,074,277
WH Group Ltd. (c)	22,648,500	17,627,700
TOTAL HONG KONG		100,965,521
Hungary - 0.9%
Richter Gedeon PLC	1,497,000	43,242,140
India - 2.5%
Embassy Office Parks (REIT)	5,935,400	27,871,755
IndusInd Bank Ltd.	1,084,400	13,566,102
Mahanagar Gas Ltd.	1,841,800	31,492,669
Shriram Finance Ltd.	1,216,052	45,147,427
TOTAL INDIA		118,077,953
Indonesia - 0.5%
PT Selamat Sempurna Tbk	197,940,200	24,121,463
Ireland - 1.6%
AerCap Holdings NV	335,172	31,355,341
Dalata Hotel Group PLC	5,341,409	24,867,304
Irish Residential Properties REIT PLC	16,285,700	15,411,850
Mincon Group PLC (a)	13,529,844	6,475,519
TOTAL IRELAND		78,110,014
Italy - 2.6%
Banca Generali SpA	769,300	34,091,479
BFF Bank SpA (c)	2,405,056	23,479,494
MARR SpA	985,827	11,473,967
Recordati SpA	571,211	32,371,541
Sesa SpA	253,400	22,023,304
Sesa SpA rights (b)	253,400	3
TOTAL ITALY		123,439,788
Japan - 21.9%
Amano Corp.	1,146,850	33,077,832
Arcland Sakamoto Co. Ltd.	2,194,589	23,977,552
As One Corp.	1,259,100	23,546,265
ASKUL Corp.	1,658,900	20,918,482
BayCurrent Consulting, Inc.	1,344,700	43,701,495
Capcom Co. Ltd.	1,705,900	33,757,141
Central Automotive Products Ltd.	624,100	18,797,097
Dexerials Corp.	2,331,600	35,597,880
Ebara Corp.	2,203,600	33,116,592
Fuji Electric Co. Ltd.	535,300	27,261,709
Funai Soken Holdings, Inc.	1,484,900	23,634,796
Hokuhoku Financial Group, Inc.	1,769,400	18,492,858
Inaba Denki Sangyo Co. Ltd.	1,432,300	35,924,775
Isuzu Motors Ltd.	1,833,300	23,707,847
Justsystems Corp.	606,900	13,569,948
Kamigumi Co. Ltd.	1,567,600	32,718,317
Kansai Electric Power Co., Inc.	2,332,500	37,406,489
Kuraray Co. Ltd.	2,684,600	36,380,274
Kyoto Financial Group, Inc.	1,371,900	20,134,523
Maruwa Ceramic Co. Ltd.	133,300	36,773,155
Meitec Group Holdings, Inc.	1,123,100	21,522,267
Mitani Shoji Co. Ltd.	1,283,900	15,789,980
Net One Systems Co. Ltd.	1,610,700	39,105,932
Nishimoto Co. Ltd.	1,308,200	11,273,288
NOF Corp.	2,488,200	40,424,539
NSD Co. Ltd.	1,521,900	32,869,990
PALTAC Corp.	1,122,300	30,285,970
Persol Holdings Co. Ltd.	13,000,500	21,834,790
Prestige International, Inc.	3,604,500	16,113,191
Renesas Electronics Corp.	2,940,200	39,393,743
Roland Corp.	791,400	20,244,516
S Foods, Inc.	1,137,623	20,767,339
San-Ai Obbli Co. Ltd.	2,034,900	24,843,964
Ship Healthcare Holdings, Inc.	2,109,800	32,082,247
Sumco Corp.	1,626,200	15,548,786
TechnoPro Holdings, Inc.	1,453,300	25,939,055
TIS, Inc.	1,055,200	26,312,958
TKC Corp.	632,000	16,389,135
Tsuruha Holdings, Inc.	402,400	22,508,549
TOTAL JAPAN		1,045,745,266
Korea (South) - 1.0%
Soulbrain Co. Ltd.	161,800	23,653,293
Vitzrocell Co. Ltd. (a)	1,609,341	21,869,198
TOTAL KOREA (SOUTH)		45,522,491
Mexico - 3.1%
Bolsa Mexicana de Valores S.A.B. de CV	11,308,682	18,492,220
Genomma Lab Internacional SA de CV	17,543,761	23,427,337
Gruma S.A.B. de CV Series B	2,276,800	39,328,976
Grupo Comercial Chedraui S.A.B. de CV	5,947,819	37,634,792
Qualitas Controladora S.A.B. de CV	4,041,435	28,274,594
TOTAL MEXICO		147,157,919
Netherlands - 1.3%
Acomo NV	915,999	17,336,976
Arcadis NV	475,950	32,952,535
Van Lanschot Kempen NV (Bearer)	283,041	12,946,264
TOTAL NETHERLANDS		63,235,775
Norway - 1.6%
Europris ASA (c)	5,267,900	32,612,497
Selvaag Bolig ASA	2,186,000	6,547,945
Sparebanken Midt-Norge	2,489,990	36,751,584
TOTAL NORWAY		75,912,026
Peru - 0.4%
Intercorp Financial Services, Inc.	683,100	18,491,517
Philippines - 1.5%
Century Pacific Food, Inc.	69,526,800	50,009,889
Robinsons Land Corp.	91,729,000	24,128,659
TOTAL PHILIPPINES		74,138,548
Puerto Rico - 0.2%
Liberty Latin America Ltd. Class A (b)	911,024	8,918,925
Romania - 0.8%
Banca Transilvania SA	6,387,994	39,457,496
Singapore - 1.6%
Boustead Singapore Ltd.	15,240,966	11,863,080
HRnetgroup Ltd.	33,660,600	17,270,967
Mapletree Industrial (REIT)	16,650,531	30,066,152
The Hour Glass Ltd.	15,272,380	17,998,707
TOTAL SINGAPORE		77,198,906
South Africa - 0.6%
Pepkor Holdings Ltd. (c)	22,117,500	28,710,132
Spain - 3.1%
Cie Automotive SA	997,300	26,686,402
Grupo Catalana Occidente SA	857,122	35,149,009
Logista Integral SA	1,620,600	49,534,895
Prosegur Compania de Seguridad SA (Reg.) (e)	8,217,481	16,858,134
Viscofan Envolturas Celulosicas SA	323,921	21,633,987
TOTAL SPAIN		149,862,427
Sweden - 1.6%
Alligo AB (B Shares)	991,848	11,729,529
Beijer Alma AB (B Shares)	663,660	10,663,856
Granges AB	2,249,076	26,555,205
Haypp Group AB (b)	1,232,700	8,260,769
HEXPOL AB (B Shares)	2,197,800	20,813,457
TOTAL SWEDEN		78,022,816
Switzerland - 0.4%
Anhui Heli Co. Ltd. (UBS AG London Branch Bank Warrant Programme) ELS Class A warrants 12/8/25 (c)	8,014,256	20,039,021
Taiwan - 4.0%
Chailease Holding Co. Ltd.	5,363,513	25,197,962
International Games Systems Co. Ltd.	1,337,000	42,322,752
Lumax International Corp. Ltd.	4,537,292	15,412,199
Sporton International, Inc.	2,313,977	15,148,736
Test Research, Inc.	7,960,000	32,665,543
Tripod Technology Corp.	5,125,000	30,349,227
Yageo Corp.	1,185,149	20,223,151
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	3,312,000	8,013,685
TOTAL TAIWAN		189,333,255
Thailand - 0.3%
Star Petroleum Refining PCL (For. Reg.)	82,343,000	16,355,612
United Kingdom - 15.5%
Ashtead Technology Holdings PLC (a)	6,435,800	45,808,505
B&M European Value Retail SA	5,239,500	26,186,540
Bodycote PLC	2,311,471	16,512,116
ConvaTec Group PLC (c)	6,215,700	17,103,657
Cranswick PLC	508,900	33,269,396
DCC PLC (United Kingdom)	491,100	31,054,526
Direct Line Insurance Group PLC	9,160,900	19,407,974
Grainger Trust PLC	7,896,166	23,112,484
Harbour Energy PLC	5,251,894	18,717,959
Hiscox Ltd.	2,803,648	39,116,073
Informa PLC	3,377,133	35,211,653
Intermediate Capital Group PLC	875,000	23,264,902
J.D. Wetherspoon PLC	1,180,802	9,348,673
Jet2 PLC	1,891,000	35,039,089
John Wood Group PLC (b)	11,829,800	19,296,229
Lancashire Holdings Ltd.	2,403,500	19,555,908
LSL Property Services PLC	4,367,735	16,952,247
Luxfer Holdings PLC sponsored	1,121,159	16,099,843
Mears Group PLC (a)	8,376,014	36,775,536
On The Beach Group PLC (c)	6,731,236	12,585,409
Pets At Home Group PLC	3,274,300	12,505,701
Premier Foods PLC	22,932,500	55,710,468
Rathbone Brothers PLC	992,700	21,299,816
RS GROUP PLC	2,670,653	23,933,531
Sabre Insurance Group PLC (c)	9,855,200	17,384,253
Savills PLC	2,398,800	33,220,245
Subsea 7 SA	1,501,200	22,967,942
Tate & Lyle PLC	3,640,843	35,210,137
Vistry Group PLC (b)	1,963,198	23,023,498
TOTAL UNITED KINGDOM		739,674,310
United States of America - 2.7%
Adtalem Global Education, Inc. (b)	292,400	23,661,008
Antero Resources Corp. (b)	1,076,800	27,867,584
CONSOL Energy, Inc.	15,297	1,696,743
GCC S.A.B. de CV	1,468,100	12,006,291
RHI Magnesita NV	1,056,191	43,717,166
Smurfit Westrock PLC	353,100	18,184,650
TOTAL UNITED STATES OF AMERICA		127,133,442
TOTAL COMMON STOCKS (Cost $4,075,816,863)		4,577,873,913

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	83,349,278	83,365,948
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	48,244	48,249
TOTAL MONEY MARKET FUNDS (Cost $83,414,197)		83,414,197

TOTAL INVESTMENT IN SECURITIES - 97.6% (Cost $4,159,231,060)	4,661,288,110
NET OTHER ASSETS (LIABILITIES) - 2.4%	117,002,297
NET ASSETS - 100.0%	4,778,290,407

Security Type Abbreviations
ELS	-	EQUITY-LINKED SECURITY

Legend

(a)	Affiliated company
(b)	Non-income producing
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $226,748,031 or 4.7% of net assets.

(d)	Level 3 security
(e)	Security or a portion of the security is on loan at period end.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	93,381,597	681,868,100	691,883,519	4,782,278	(230)	-	83,365,948	0.2%
Fidelity Securities Lending Cash Central Fund 4.87%	31,092,349	362,013,683	393,057,783	132,162	-	-	48,249	0.0%
Total	124,473,946	1,043,881,783	1,084,941,302	4,914,440	(230)	-	83,414,197

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Ashtead Technology Holdings PLC	42,426,011	1,625,555	10,413,226	95,459	7,398,674	4,771,491	45,808,505
Genesis Land Development Corp.	7,126,596	2,083,863	-	477,533	-	5,395,774	14,606,233
Mears Group PLC	23,189,551	5,565,143	883,999	1,421,560	(706,930)	9,611,771	36,775,536
Mincon Group PLC	8,303,238	-	-	307,660	-	(1,827,719)	6,475,519
Servcorp Ltd.	13,569,097	-	-	1,174,223	-	9,612,487	23,181,584
SomnoMed Ltd.	1,718,117	-	955,876	-	(4,395,986)	3,633,745	-
Ten Entertainment Group PLC	21,267,175	-	-	-	17,753,663	(7,913,930)	-
Vitzrocell Co. Ltd.	17,271,915	3,274,973	-	221,507	-	1,322,310	21,869,198
Western Forest Products, Inc.	9,003,531	-	4,739,914	-	(18,256,620)	13,993,003	-
Total	143,875,231	12,549,534	16,993,015	3,697,942	1,792,801	38,598,932	148,716,575

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	230,041,669	119,374,148	110,667,521	-
Consumer Discretionary	527,437,165	256,047,302	271,389,863	-
Consumer Staples	498,411,610	352,336,201	146,075,409	-
Energy	181,051,751	139,852,175	41,199,576	-
Financials	639,508,858	452,444,205	187,064,653	-
Health Care	248,840,744	175,412,454	73,428,290	-
Industrials	1,063,495,923	596,016,382	467,479,541	-
Information Technology	442,883,025	54,504,850	388,378,175	-
Materials	390,003,335	235,566,670	154,436,664	1
Real Estate	287,300,675	152,062,331	135,238,344	-
Utilities	68,899,158	-	68,899,158	-

Money Market Funds	83,414,197	83,414,197	-	-
Total Investments in Securities:	4,661,288,110	2,617,030,915	2,044,257,194	1
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $40,181) - See accompanying schedule:
Unaffiliated issuers (cost $3,960,578,936)	$4,429,157,338
Fidelity Central Funds (cost $83,414,197)	83,414,197
Other affiliated issuers (cost $115,237,927)	148,716,575

Total Investment in Securities (cost $4,159,231,060)		$4,661,288,110
Foreign currency held at value (cost $115,311,713)		113,731,084
Receivable for investments sold		11,545,112
Receivable for fund shares sold		5,029,037
Dividends receivable		11,211,667
Reclaims receivable		3,777,040
Distributions receivable from Fidelity Central Funds		428,776
Prepaid expenses		5,676
Other receivables		34,783
Total assets		4,807,051,285
Liabilities
Payable for investments purchased	$15,351,913
Payable for fund shares redeemed	3,162,126
Accrued management fee	3,700,298
Distribution and service plan fees payable	45,752
Deferred taxes	6,201,889
Other payables and accrued expenses	254,746
Collateral on securities loaned	44,154
Total liabilities		28,760,878
Net Assets		$4,778,290,407
Net Assets consist of:
Paid in capital		$4,300,125,369
Total accumulated earnings (loss)		478,165,038
Net Assets		$4,778,290,407

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($124,940,779 ÷ 3,994,248 shares)(a)		$31.28
Maximum offering price per share (100/94.25 of $31.28)		$33.19
Class M :
Net Asset Value and redemption price per share ($19,032,923 ÷ 611,864 shares)(a)		$31.11
Maximum offering price per share (100/96.50 of $31.11)		$32.24
Class C :
Net Asset Value and offering price per share ($12,577,348 ÷ 421,117 shares)(a)		$29.87
International Small Cap :
Net Asset Value, offering price and redemption price per share ($1,590,235,878 ÷ 49,652,534 shares)		$32.03
Class I :
Net Asset Value, offering price and redemption price per share ($1,304,243,547 ÷ 40,447,741 shares)		$32.25
Class Z :
Net Asset Value, offering price and redemption price per share ($1,727,259,932 ÷ 53,595,582 shares)		$32.23
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends (including $3,697,942 earned from affiliated issuers)		$154,165,132
Income from Fidelity Central Funds (including $132,162 from security lending)		4,914,440
Income before foreign taxes withheld		$159,079,572
Less foreign taxes withheld		(13,814,916)
Total income		145,264,656
Expenses
Management fee
Basic fee	$38,401,568
Performance adjustment	5,136,434
Transfer agent fees	1,792,476
Distribution and service plan fees	544,354
Accounting fees	534,270
Custodian fees and expenses	550,143
Independent trustees' fees and expenses	19,971
Registration fees	228,365
Audit fees	111,444
Legal	3,052
Miscellaneous	151,832
Total expenses before reductions	47,473,909
Expense reductions	(192,040)
Total expenses after reductions		47,281,869
Net Investment income (loss)		97,982,787
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	33,454,637
Fidelity Central Funds	(230)
Other affiliated issuers	1,792,801
Foreign currency transactions	2,204,903
Total net realized gain (loss)		37,452,111
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $4,030,304)	525,273,979
Affiliated issuers	38,598,933
Assets and liabilities in foreign currencies	(575,670)
Total change in net unrealized appreciation (depreciation)		563,297,242
Net gain (loss)		600,749,353
Net increase (decrease) in net assets resulting from operations		$698,732,140
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$97,982,787	$65,046,236
Net realized gain (loss)	37,452,111	(49,505,968)
Change in net unrealized appreciation (depreciation)	563,297,242	332,949,836
Net increase (decrease) in net assets resulting from operations	698,732,140	348,490,104
Distributions to shareholders	(81,035,424)	(22,796,062)

Share transactions - net increase (decrease)	505,200,813	398,485,883
Total increase (decrease) in net assets	1,122,897,529	724,179,925

Net Assets
Beginning of period	3,655,392,878	2,931,212,953
End of period	$4,778,290,407	$3,655,392,878

Financial Highlights
Fidelity Advisor® International Small Cap Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$26.84	$23.88	$34.31	$24.75	$26.32
Income from Investment Operations
Net investment income (loss) A,B	.58	.44	.58	.31	.27
Net realized and unrealized gain (loss)	4.37	2.63	(8.74)	9.42	(1.26)
Total from investment operations	4.95	3.07	(8.16)	9.73	(.99)
Distributions from net investment income	(.51)	(.11)	(.75)	(.17)	(.44)
Distributions from net realized gain	-	-	(1.52)	-	(.14)
Total distributions	(.51)	(.11)	(2.27)	(.17)	(.58)
Net asset value, end of period	$31.28	$26.84	$23.88	$34.31	$24.75
Total Return C,D	18.59%	12.87%	(25.19)%	39.43%	(3.91)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.32%	1.43%	1.29%	1.29%	1.36%
Expenses net of fee waivers, if any	1.32%	1.43%	1.29%	1.29%	1.36%
Expenses net of all reductions	1.32%	1.43%	1.29%	1.29%	1.35%
Net investment income (loss)	1.85%	1.56%	2.06%	.95%	1.09%
Supplemental Data
Net assets, end of period (000 omitted)	$124,941	$108,866	$95,906	$136,131	$92,044
Portfolio turnover rate G	17%	10%	17%	28%	43%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® International Small Cap Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$26.69	$23.73	$34.12	$24.62	$26.18
Income from Investment Operations
Net investment income (loss) A,B	.50	.36	.50	.22	.19
Net realized and unrealized gain (loss)	4.35	2.64	(8.70)	9.38	(1.25)
Total from investment operations	4.85	3.00	(8.20)	9.60	(1.06)
Distributions from net investment income	(.43)	(.04)	(.66)	(.10)	(.36)
Distributions from net realized gain	-	-	(1.52)	-	(.14)
Total distributions	(.43)	(.04)	(2.19) C	(.10)	(.50)
Net asset value, end of period	$31.11	$26.69	$23.73	$34.12	$24.62
Total Return D,E	18.27%	12.62%	(25.43)%	39.07%	(4.19)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.58%	1.71%	1.57%	1.57%	1.67%
Expenses net of fee waivers, if any	1.57%	1.70%	1.56%	1.57%	1.67%
Expenses net of all reductions	1.57%	1.70%	1.56%	1.57%	1.65%
Net investment income (loss)	1.60%	1.29%	1.79%	.68%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$19,033	$15,515	$13,761	$19,926	$12,492
Portfolio turnover rate H	17%	10%	17%	28%	43%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® International Small Cap Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$25.64	$22.88	$32.93	$23.80	$25.27
Income from Investment Operations
Net investment income (loss) A,B	.33	.21	.35	.06	.08
Net realized and unrealized gain (loss)	4.19	2.55	(8.40)	9.07	(1.23)
Total from investment operations	4.52	2.76	(8.05)	9.13	(1.15)
Distributions from net investment income	(.29)	-	(.48)	-	(.18)
Distributions from net realized gain	-	-	(1.52)	-	(.14)
Total distributions	(.29)	-	(2.00)	-	(.32)
Net asset value, end of period	$29.87	$25.64	$22.88	$32.93	$23.80
Total Return C,D	17.68%	12.06%	(25.77)%	38.36%	(4.65)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	2.06%	2.20%	2.06%	2.05%	2.13%
Expenses net of fee waivers, if any	2.06%	2.19%	2.05%	2.05%	2.13%
Expenses net of all reductions	2.06%	2.19%	2.05%	2.05%	2.11%
Net investment income (loss)	1.11%	.80%	1.30%	.19%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$12,577	$12,603	$13,556	$21,683	$17,659
Portfolio turnover rate G	17%	10%	17%	28%	43%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® International Small Cap Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.46	$24.43	$35.05	$25.28	$26.86
Income from Investment Operations
Net investment income (loss) A,B	.68	.52	.67	.41	.34
Net realized and unrealized gain (loss)	4.48	2.70	(8.94)	9.61	(1.27)
Total from investment operations	5.16	3.22	(8.27)	10.02	(.93)
Distributions from net investment income	(.59)	(.19)	(.83)	(.25)	(.51)
Distributions from net realized gain	-	-	(1.52)	-	(.14)
Total distributions	(.59)	(.19)	(2.35)	(.25)	(.65)
Net asset value, end of period	$32.03	$27.46	$24.43	$35.05	$25.28
Total Return C	18.93%	13.19%	(25.01)%	39.83%	(3.61)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.04%	1.17%	1.02%	1.01%	1.08%
Expenses net of fee waivers, if any	1.04%	1.16%	1.02%	1.01%	1.08%
Expenses net of all reductions	1.04%	1.16%	1.02%	1.01%	1.07%
Net investment income (loss)	2.13%	1.83%	2.33%	1.23%	1.37%
Supplemental Data
Net assets, end of period (000 omitted)	$1,590,236	$1,342,755	$1,145,773	$1,534,214	$1,122,746
Portfolio turnover rate F	17%	10%	17%	28%	43%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® International Small Cap Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.66	$24.60	$35.27	$25.44	$27.03
Income from Investment Operations
Net investment income (loss) A,B	.67	.53	.68	.41	.35
Net realized and unrealized gain (loss)	4.51	2.71	(8.99)	9.67	(1.28)
Total from investment operations	5.18	3.24	(8.31)	10.08	(.93)
Distributions from net investment income	(.59)	(.18)	(.84)	(.25)	(.52)
Distributions from net realized gain	-	-	(1.52)	-	(.14)
Total distributions	(.59)	(.18)	(2.36)	(.25)	(.66)
Net asset value, end of period	$32.25	$27.66	$24.60	$35.27	$25.44
Total Return C	18.90%	13.20%	(24.98)%	39.80%	(3.62)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	1.08%	1.16%	1.02%	1.02%	1.08%
Expenses net of fee waivers, if any	1.08%	1.15%	1.01%	1.02%	1.08%
Expenses net of all reductions	1.08%	1.15%	1.01%	1.02%	1.06%
Net investment income (loss)	2.09%	1.84%	2.34%	1.22%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$1,304,244	$924,094	$696,515	$1,080,258	$605,100
Portfolio turnover rate F	17%	10%	17%	28%	43%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® International Small Cap Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.65	$24.59	$35.26	$25.43	$27.03
Income from Investment Operations
Net investment income (loss) A,B	.71	.56	.70	.45	.38
Net realized and unrealized gain (loss)	4.50	2.72	(8.97)	9.67	(1.28)
Total from investment operations	5.21	3.28	(8.27)	10.12	(.90)
Distributions from net investment income	(.63)	(.22)	(.88)	(.29)	(.56)
Distributions from net realized gain	-	-	(1.52)	-	(.14)
Total distributions	(.63)	(.22)	(2.40)	(.29)	(.70)
Net asset value, end of period	$32.23	$27.65	$24.59	$35.26	$25.43
Total Return C	19.01%	13.38%	(24.89)%	39.99%	(3.51)%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.96%	1.03%	.89%	.89%	.94%
Expenses net of fee waivers, if any	.96%	1.03%	.89%	.89%	.94%
Expenses net of all reductions	.96%	1.03%	.89%	.89%	.93%
Net investment income (loss)	2.21%	1.96%	2.47%	1.35%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$1,727,260	$1,251,559	$965,701	$739,757	$275,127
Portfolio turnover rate F	17%	10%	17%	28%	43%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity International Small Cap Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, and Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$922,103,951
Gross unrealized depreciation	(484,400,432)
Net unrealized appreciation (depreciation)	$437,703,519
Tax Cost	$4,223,584,591

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$108,471,250
Capital loss carryforward	$(59,463,247)
Net unrealized appreciation (depreciation) on securities and other investments	$435,358,924

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(48,289,622)
Long-term	(11,173,625)
Total capital loss carryforward	$(59,463,247)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$81,035,424	$ 22,796,061
Total	$81,035,424	$ 22,796,061

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Fund	1,259,998,471	724,298,720
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	1.02
Class M	1.02
Class C	1.02
International Small Cap	1.00
Class I	1.00
Class Z	.87

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.90
Class M	.90
Class C	.90
International Small Cap	.86
Class I	.90
Class Z	.78

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .82%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity International Small Cap Fund	MSCI ACWI (All Country World Index) ex USA Small Cap Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of International Small Cap. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .11%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	318,575	3,992
Class M	.25%	.25%	88,895	-
Class C	.75%	.25%	136,884	11,830
			544,354	15,822

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	16,227
Class M	1,066
Class CA	17
17,310

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1909
Class M	.2000
Class C	.2000
International Small Cap	.1743
Class I	.1723
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	77,950.19
Class M	11,353.20
Class C	9,182.20
International Small Cap	861,865.18
Class I	626,562.17
Class Z	205,564.04
	1,792,476

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity International Small Cap Fund	0.0385

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity International Small Cap Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Small Cap Fund	1,737

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity International Small Cap Fund	48,868,552	16,970,830	5,847,016
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity International Small Cap Fund	7,145
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Small Cap Fund	14,263	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $730. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)

Class M	35
35

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $191,275.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity International Small Cap Fund
Distributions to shareholders
Class A	$2,098,372	$440,641
Class M	241,727	19,955
Class C	139,497	-
International Small Cap	27,992,078	8,831,165
Class I	20,805,567	5,018,235
Class Z	29,758,183	8,486,066
Total	$81,035,424	$22,796,062
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity International Small Cap Fund
Class A
Shares sold	727,649	918,692	$22,252,808	$25,838,409
Reinvestment of distributions	71,368	16,707	2,084,465	437,544
Shares redeemed	(860,161)	(896,876)	(26,602,775)	(25,017,177)
Net increase (decrease)	(61,144)	38,523	$(2,265,502)	$1,258,776
Class M
Shares sold	123,660	114,850	$3,890,067	$3,220,186
Reinvestment of distributions	8,280	763	241,156	19,926
Shares redeemed	(101,426)	(114,079)	(3,110,795)	(3,149,104)
Net increase (decrease)	30,514	1,534	$1,020,428	$91,008
Class C
Shares sold	57,296	51,153	$1,707,164	$1,355,166
Reinvestment of distributions	4,960	-	139,376	-
Shares redeemed	(132,703)	(152,016)	(3,971,313)	(4,049,390)
Net increase (decrease)	(70,447)	(100,863)	$(2,124,773)	$(2,694,224)
International Small Cap
Shares sold	10,622,095	12,448,015	$338,221,799	$353,729,600
Reinvestment of distributions	843,925	303,022	25,168,669	8,099,784
Shares redeemed	(10,703,729)	(10,758,826)	(336,929,002)	(307,464,961)
Net increase (decrease)	762,291	1,992,211	$26,461,466	$54,364,423
Class I
Shares sold	13,931,167	14,669,013	$442,942,466	$422,708,769
Reinvestment of distributions	673,230	178,126	20,225,978	4,795,157
Shares redeemed	(7,562,762)	(9,758,006)	(242,340,980)	(275,755,333)
Net increase (decrease)	7,041,635	5,089,133	$220,827,464	$151,748,593
Class Z
Shares sold	16,036,560	18,575,488	$510,478,803	$542,508,039
Reinvestment of distributions	663,553	206,606	19,900,821	5,553,574
Shares redeemed	(8,375,022)	(12,784,069)	(269,097,894)	(354,344,306)
Net increase (decrease)	8,325,091	5,998,025	$261,281,730	$193,717,307
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Small Cap Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $1,911,909 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail	Class I	Class Z

December 8, 2023	0%	0%	0%	0%	0%	0%
December 27, 2023	1%	1%	1%	1%	1%	1%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail	Class I	Class Z

December 8, 2023	100%	100%	100%	97.31%	96.11%	91.19%
December 27, 2023	100%	100%	100%	100%	100%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes

Class A	12/11/23	$0.5502	$0.0684
	12/28/23	$0.0000	$0.0000
Class M	12/11/23	$0.4678	$0.0684
	12/28/23	$0.0000	$0.0000
Class C	12/11/23	$0.3310	$0.0684
	12/28/23	$0.0000	$0.0000
International Small Cap Fund	12/11/23	$0.6210	$0.0684
	12/28/23	$0.0000	$0.0000
Class I	12/11/23	$0.6287	$0.0684
	12/28/23	$0.0000	$0.0000
Class Z	12/11/23	$0.6627	$0.0684
	12/28/23	$0.0000	$0.0000

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Small Cap Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.793585.121
ISC-ANN-1224
Fidelity® International Small Cap Opportunities Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Small Cap Opportunities Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 92.8%
	Shares	Value ($)
Australia - 2.1%
Imdex Ltd.	6,780,074	11,518,204
Steadfast Group Ltd.	2,871,460	10,341,444
Whitehaven Coal Ltd.	1,160,000	5,187,966
TOTAL AUSTRALIA		27,047,614
Bailiwick of Jersey - 0.5%
JTC PLC (a)	495,000	6,561,495
Belgium - 2.0%
Azelis Group NV	420,600	8,340,364
KBC Ancora	334,289	16,872,101
TOTAL BELGIUM		25,212,465
Canada - 3.6%
CAE, Inc. (b)	255,600	4,497,576
McCoy Global, Inc.	457,215	1,195,290
Osisko Gold Royalties Ltd.	662,100	13,324,266
Pason Systems, Inc. (c)	937,900	9,073,518
Richelieu Hardware Ltd. (c)	672,063	17,709,621
TOTAL CANADA		45,800,271
China - 0.3%
Chlitina Holding Ltd.	948,842	4,174,931
Denmark - 0.7%
Spar Nord Bank A/S	476,520	9,172,198
Egypt - 0.2%
Integrated Diagnostics Holdings PLC (a)(b)	5,696,716	2,836,965
France - 2.5%
Laurent-Perrier Group SA	39,132	4,277,866
Lectra	434,742	12,058,711
LISI	198,010	4,803,094
Vetoquinol SA	121,442	10,554,673
TOTAL FRANCE		31,694,344
Germany - 7.8%
CTS Eventim AG	493,054	51,728,015
Nexus AG	245,558	12,861,140
Rheinmetall AG	33,500	17,243,231
Scout24 AG (a)	150,700	12,974,579
Stabilus Se	102,336	4,046,336
TOTAL GERMANY		98,853,301
Greece - 0.3%
Athens International Airport SA	388,700	3,319,046
Ireland - 1.9%
AerCap Holdings NV	151,200	14,144,760
Cairn Homes PLC	2,385,691	5,524,908
Irish Residential Properties REIT PLC	4,979,557	4,712,366
TOTAL IRELAND		24,382,034
Israel - 1.3%
Ituran Location & Control Ltd.	362,877	9,699,702
Tel Aviv Stock Exchange Ltd.	674,096	6,776,240
TOTAL ISRAEL		16,475,942
Italy - 2.4%
Interpump Group SpA	674,905	29,981,784
Japan - 25.1%
Ai Holdings Corp.	172,500	2,628,654
Artnature, Inc.	531,000	2,890,320
Aucnet, Inc. (c)	281,977	4,401,051
Azbil Corp.	5,172,368	40,220,141
Broadleaf Co. Ltd.	2,072,198	7,667,780
Central Automotive Products Ltd.	156,500	4,713,581
Curves Holdings Co. Ltd.	2,377,078	12,581,664
Daiichikosho Co. Ltd.	408,100	5,099,482
Daikokutenbussan Co. Ltd.	74,100	5,134,222
Digital Hearts Holdings Co. Ltd.	465,714	2,483,095
Fujitec Co. Ltd. (c)	397,300	14,295,720
Funai Soken Holdings, Inc.	196,950	3,134,806
Gift Holdings, Inc. (c)	240,000	5,058,502
Goldcrest Co. Ltd.	610,730	11,903,517
Iwatsuka Confectionary Co. Ltd.	37,800	643,053
Kansai Paint Co. Ltd.	289,100	4,708,470
Koshidaka Holdings Co. Ltd. (c)	1,940,216	15,219,328
Kusuri No Aoki Holdings Co. Ltd.	283,500	5,900,405
Medikit Co. Ltd.	281,800	5,180,055
Miroku Jyoho Service Co., Ltd.	261,700	3,116,905
Misumi Group, Inc.	295,868	4,815,417
Mitsuboshi Belting Ltd.	117,580	3,018,345
Nagaileben Co. Ltd.	720,427	10,809,186
Nihon Parkerizing Co. Ltd.	1,643,878	13,855,800
NS Tool Co. Ltd.	598,900	2,892,854
NSD Co. Ltd.	648,849	14,013,838
OBIC Co. Ltd.	277,000	9,051,648
OSG Corp.	519,800	6,135,213
Paramount Bed Holdings Co. Ltd.	238,520	4,121,897
ProNexus, Inc. (c)	476,400	4,043,564
San-Ai Obbli Co. Ltd.	515,400	6,292,486
SHO-BOND Holdings Co. Ltd.	484,400	17,040,488
Shoei Co. Ltd. (c)	221,604	3,400,710
SK Kaken Co. Ltd.	200,400	11,640,518
Software Service, Inc.	66,400	5,518,408
Techno Medica Co. Ltd.	80,791	956,359
The Monogatari Corp. (c)	413,700	9,729,427
TIS, Inc.	284,700	7,099,412
Tocalo Co. Ltd.	608,636	7,079,967
USS Co. Ltd.	971,680	8,137,599
WingArc1st, Inc.	87,000	1,853,336
YAKUODO Holdings Co. Ltd.	411,500	5,723,258
YONEX Co. Ltd.	371,000	4,642,367
TOTAL JAPAN		318,852,848
Korea (South) - 0.4%
BGF Retail Co. Ltd.	68,256	5,729,698
Netherlands - 4.9%
Aalberts Industries NV	762,980	27,520,528
BE Semiconductor Industries NV	150,530	16,036,598
IMCD NV	121,988	19,379,732
TOTAL NETHERLANDS		62,936,858
Norway - 2.0%
Kongsberg Gruppen ASA	215,981	22,481,250
Medistim ASA	185,242	2,694,380
TOTAL NORWAY		25,175,630
Philippines - 0.4%
International Container Terminal Services, Inc.	695,000	4,704,107
Spain - 0.3%
Fluidra SA	154,201	4,146,338
Sweden - 14.6%
Addlife AB B Shares	437,218	5,556,248
AddTech AB (B Shares)	1,848,275	51,243,876
Autoliv, Inc.	183,000	16,997,040
Bergman & Beving AB (B Shares)	417,154	11,726,222
Hemnet Group AB	600,600	18,850,223
INVISIO AB	383,163	9,637,918
John Mattson Fastighetsforetagen AB (b)	942,052	5,817,892
Lagercrantz Group AB (B Shares)	3,355,212	65,438,055
TOTAL SWEDEN		185,267,474
Switzerland - 0.5%
Tecan Group AG	23,050	5,818,887
Taiwan - 1.4%
Addcn Technology Co. Ltd.	1,563,028	9,056,793
eMemory Technology, Inc.	88,000	8,584,534
TOTAL TAIWAN		17,641,327
United Kingdom - 14.3%
Baltic Classifieds Group PLC	3,124,002	12,709,111
Bodycote PLC	2,399,726	17,142,570
Clarkson PLC	183,153	8,301,257
Diploma PLC	165,000	9,059,289
DP Poland PLC (b)	18,541,591	2,629,930
Games Workshop Group PLC	98,200	15,144,229
Howden Joinery Group PLC	2,379,700	25,836,805
InterContinental Hotel Group PLC ADR	204,000	22,735,800
Oxford Instruments PLC	318,100	8,818,742
Rightmove PLC	948,693	7,202,744
Sage Group PLC	683,700	8,546,201
Spectris PLC	1,035,478	33,593,559
Spirax-Sarco Engineering PLC	25,691	2,138,365
Unite Group PLC	722,900	8,160,915
TOTAL UNITED KINGDOM		182,019,517
United States of America - 3.3%
Morningstar, Inc.	105,821	34,714,579
PriceSmart, Inc.	94,060	7,814,505
TOTAL UNITED STATES OF AMERICA		42,529,084
TOTAL COMMON STOCKS (Cost $858,295,009)		1,180,334,158

Investment Companies - 4.8%
	Shares	Value ($)
United States of America - 4.8%
iShares MSCI EAFE Small-Cap ETF (c) (Cost $60,617,672)	965,000	61,238,900

Money Market Funds - 4.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (d)	34,768,012	34,774,965
Fidelity Securities Lending Cash Central Fund 4.87% (d)(e)	18,100,290	18,102,100
TOTAL MONEY MARKET FUNDS (Cost $52,877,065)		52,877,065

TOTAL INVESTMENT IN SECURITIES - 101.8% (Cost $971,789,746)	1,294,450,123
NET OTHER ASSETS (LIABILITIES) - (1.8)%	(22,918,180)
NET ASSETS - 100.0%	1,271,531,943

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $22,373,039 or 1.8% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	47,754,532	310,989,911	323,968,886	1,749,258	(592)	-	34,774,965	0.1%
Fidelity Securities Lending Cash Central Fund 4.87%	4,475,514	341,263,027	327,636,441	85,857	-	-	18,102,100	0.1%
Total	52,230,046	652,252,938	651,605,327	1,835,115	(592)	-	52,877,065

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	117,620,947	103,464,672	14,156,275	-
Consumer Discretionary	130,916,136	63,031,907	67,884,229	-
Consumer Staples	42,288,258	12,092,371	30,195,887	-
Energy	21,749,260	10,268,808	11,480,452	-
Financials	84,438,057	74,096,613	10,341,444	-
Health Care	66,908,198	40,322,293	26,585,905	-
Industrials	379,860,443	312,699,962	67,160,481	-
Information Technology	250,910,911	154,191,568	96,719,343	-
Materials	55,047,258	13,324,266	41,722,992	-
Real Estate	30,594,690	18,691,173	11,903,517	-

Investment Companies	61,238,900	61,238,900	-	-

Money Market Funds	52,877,065	52,877,065	-	-
Total Investments in Securities:	1,294,450,123	916,299,598	378,150,525	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $17,742,616) - See accompanying schedule:
Unaffiliated issuers (cost $918,912,681)	$1,241,573,058
Fidelity Central Funds (cost $52,877,065)	52,877,065

Total Investment in Securities (cost $971,789,746)		$1,294,450,123
Foreign currency held at value (cost $103,555)		102,835
Receivable for investments sold		4,500,831
Receivable for fund shares sold		1,544,148
Dividends receivable		3,721,900
Reclaims receivable		1,482,876
Distributions receivable from Fidelity Central Funds		148,699
Prepaid expenses		1,509
Other receivables		14,542
Total assets		1,305,967,463
Liabilities
Payable for investments purchased	$347,730
Payable for fund shares redeemed	14,990,757
Accrued management fee	889,037
Distribution and service plan fees payable	13,017
Other payables and accrued expenses	89,269
Collateral on securities loaned	18,105,710
Total liabilities		34,435,520
Net Assets		$1,271,531,943
Net Assets consist of:
Paid in capital		$882,317,399
Total accumulated earnings (loss)		389,214,544
Net Assets		$1,271,531,943

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($32,876,415 ÷ 1,615,055 shares)(a)		$20.36
Maximum offering price per share (100/94.25 of $20.36)		$21.60
Class M :
Net Asset Value and redemption price per share ($9,932,787 ÷ 497,244 shares)(a)		$19.98
Maximum offering price per share (100/96.50 of $19.98)		$20.70
Class C :
Net Asset Value and offering price per share ($2,034,822 ÷ 107,395 shares)(a)		$18.95
International Small Cap Opportunities :
Net Asset Value, offering price and redemption price per share ($636,948,097 ÷ 30,605,629 shares)		$20.81
Class I :
Net Asset Value, offering price and redemption price per share ($221,653,889 ÷ 10,674,080 shares)		$20.77
Class Z :
Net Asset Value, offering price and redemption price per share ($368,085,933 ÷ 17,743,717 shares)		$20.74
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$25,441,681
Income from Fidelity Central Funds (including $85,857 from security lending)		1,835,115
Income before foreign taxes withheld		$27,276,796
Less foreign taxes withheld		(2,481,112)
Total income		24,795,684
Expenses
Management fee
Basic fee	$10,651,111
Performance adjustment	(27,164)
Transfer agent fees	504,690
Distribution and service plan fees	153,960
Accounting fees	164,736
Custodian fees and expenses	88,997
Independent trustees' fees and expenses	5,339
Registration fees	125,981
Audit fees	149,097
Legal	1,948
Miscellaneous	26,057
Total expenses before reductions	11,844,752
Expense reductions	(55,811)
Total expenses after reductions		11,788,941
Net Investment income (loss)		13,006,743
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $8,971)	66,938,410
Fidelity Central Funds	(592)
Foreign currency transactions	(179,202)
Total net realized gain (loss)		66,758,616
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $22,519)	179,641,857
Assets and liabilities in foreign currencies	(77,240)
Total change in net unrealized appreciation (depreciation)		179,564,617
Net gain (loss)		246,323,233
Net increase (decrease) in net assets resulting from operations		$259,329,976
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$13,006,743	$9,421,923
Net realized gain (loss)	66,758,616	34,601,449
Change in net unrealized appreciation (depreciation)	179,564,617	6,132,385
Net increase (decrease) in net assets resulting from operations	259,329,976	50,155,757
Distributions to shareholders	(42,624,195)	(64,708,392)

Share transactions - net increase (decrease)	79,946,440	(52,713,432)
Total increase (decrease) in net assets	296,652,221	(67,266,067)

Net Assets
Beginning of period	974,879,722	1,042,145,789
End of period	$1,271,531,943	$974,879,722

Financial Highlights
Fidelity Advisor® International Small Cap Opportunities Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.75	$17.17	$28.35	$20.86	$19.02
Income from Investment Operations
Net investment income (loss) A,B	.15	.10	.06	(.06)	(.04)
Net realized and unrealized gain (loss)	4.14	.61	(8.93)	7.55	2.05
Total from investment operations	4.29	.71	(8.87)	7.49	2.01
Distributions from net investment income	(.12)	-	-	-	(.11)
Distributions from net realized gain	(.56)	(1.13)	(2.31)	-	(.05)
Total distributions	(.68)	(1.13)	(2.31)	-	(.17) C
Net asset value, end of period	$20.36	$16.75	$17.17	$28.35	$20.86
Total Return D,E	26.06%	3.74%	(33.79)%	35.91%	10.58%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.27%	1.31%	1.49%	1.50%	1.57%
Expenses net of fee waivers, if any	1.26%	1.31%	1.48%	1.50%	1.57%
Expenses net of all reductions	1.26%	1.31%	1.48%	1.50%	1.56%
Net investment income (loss)	.77%	.56%	.30%	(.25)%	(.20)%
Supplemental Data
Net assets, end of period (000 omitted)	$32,876	$26,559	$26,380	$45,981	$37,771
Portfolio turnover rate H	27%	10%	13%	21%	20%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® International Small Cap Opportunities Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.43	$16.91	$28.02	$20.67	$18.85
Income from Investment Operations
Net investment income (loss) A,B	.10	.06	.01	(.13)	(.09)
Net realized and unrealized gain (loss)	4.07	.59	(8.81)	7.48	2.03
Total from investment operations	4.17	.65	(8.80)	7.35	1.94
Distributions from net investment income	(.06)	-	-	-	(.06)
Distributions from net realized gain	(.56)	(1.13)	(2.31)	-	(.05)
Total distributions	(.62)	(1.13)	(2.31)	-	(.12) C
Net asset value, end of period	$19.98	$16.43	$16.91	$28.02	$20.67
Total Return D,E	25.80%	3.43%	(33.95)%	35.56%	10.29%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.53%	1.57%	1.74%	1.75%	1.84%
Expenses net of fee waivers, if any	1.52%	1.56%	1.74%	1.75%	1.84%
Expenses net of all reductions	1.52%	1.56%	1.74%	1.75%	1.83%
Net investment income (loss)	.51%	.31%	.05%	(.50)%	(.47)%
Supplemental Data
Net assets, end of period (000 omitted)	$9,933	$9,589	$10,115	$16,378	$13,141
Portfolio turnover rate H	27%	10%	13%	21%	20%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® International Small Cap Opportunities Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$15.64	$16.22	$27.10	$20.09	$18.31
Income from Investment Operations
Net investment income (loss) A,B	- C	(.04)	(.09)	(.25)	(.18)
Net realized and unrealized gain (loss)	3.87	.59	(8.48)	7.26	1.96
Total from investment operations	3.87	.55	(8.57)	7.01	1.78
Distributions from net realized gain	(.56)	(1.13)	(2.31)	-	-
Total distributions	(.56)	(1.13)	(2.31)	-	-
Net asset value, end of period	$18.95	$15.64	$16.22	$27.10	$20.09
Total Return D,E	25.11%	2.93%	(34.28)%	34.89%	9.72%
Ratios to Average Net Assets B,F,G
Expenses before reductions	2.02%	2.10%	2.26%	2.26%	2.33%
Expenses net of fee waivers, if any	2.02%	2.10%	2.25%	2.26%	2.33%
Expenses net of all reductions	2.02%	2.10%	2.25%	2.26%	2.33%
Net investment income (loss)	.01%	(.23)%	(.47)%	(1.01)%	(.96)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,035	$2,036	$3,314	$6,770	$7,253
Portfolio turnover rate H	27%	10%	13%	21%	20%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® International Small Cap Opportunities Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$17.12	$17.47	$28.77	$21.10	$19.24
Income from Investment Operations
Net investment income (loss) A,B	.21	.16	.13	.01	.02
Net realized and unrealized gain (loss)	4.23	.63	(9.09)	7.66	2.07
Total from investment operations	4.44	.79	(8.96)	7.67	2.09
Distributions from net investment income	(.19)	- C	(.04)	-	(.17)
Distributions from net realized gain	(.56)	(1.13)	(2.31)	-	(.05)
Total distributions	(.75)	(1.14) D	(2.34) D	-	(.23) D
Net asset value, end of period	$20.81	$17.12	$17.47	$28.77	$21.10
Total Return E	26.39%	4.11%	(33.62)%	36.35%	10.90%
Ratios to Average Net Assets A,F,G
Expenses before reductions	.98%	1.01%	1.19%	1.21%	1.26%
Expenses net of fee waivers, if any	.98%	1.00%	1.19%	1.20%	1.26%
Expenses net of all reductions	.98%	1.00%	1.19%	1.20%	1.25%
Net investment income (loss)	1.05%	.87%	.60%	.05%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$636,948	$632,320	$700,271	$1,268,421	$1,152,472
Portfolio turnover rate H	27%	10%	13%	21%	20%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
BCalculated based on average shares outstanding during the period.
CAmount represents less than $.005 per share.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® International Small Cap Opportunities Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$17.09	$17.46	$28.75	$21.09	$19.22
Income from Investment Operations
Net investment income (loss) A,B	.21	.15	.13	.01	.02
Net realized and unrealized gain (loss)	4.21	.62	(9.07)	7.65	2.07
Total from investment operations	4.42	.77	(8.94)	7.66	2.09
Distributions from net investment income	(.18)	(.01)	(.04)	-	(.16)
Distributions from net realized gain	(.56)	(1.13)	(2.31)	-	(.05)
Total distributions	(.74)	(1.14)	(2.35)	-	(.22) C
Net asset value, end of period	$20.77	$17.09	$17.46	$28.75	$21.09
Total Return D	26.37%	4.02%	(33.60)%	36.32%	10.90%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.99%	1.05%	1.20%	1.22%	1.28%
Expenses net of fee waivers, if any	.98%	1.04%	1.19%	1.22%	1.27%
Expenses net of all reductions	.98%	1.04%	1.19%	1.22%	1.27%
Net investment income (loss)	1.05%	.83%	.59%	.04%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$221,654	$81,122	$82,705	$141,310	$113,041
Portfolio turnover rate G	27%	10%	13%	21%	20%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® International Small Cap Opportunities Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$17.07	$17.44	$28.73	$21.05	$19.20
Income from Investment Operations
Net investment income (loss) A,B	.23	.18	.15	.04	.05
Net realized and unrealized gain (loss)	4.21	.62	(9.05)	7.64	2.05
Total from investment operations	4.44	.80	(8.90)	7.68	2.10
Distributions from net investment income	(.21)	(.04)	(.08)	-	(.20)
Distributions from net realized gain	(.56)	(1.13)	(2.31)	-	(.05)
Total distributions	(.77)	(1.17)	(2.39)	-	(.25)
Net asset value, end of period	$20.74	$17.07	$17.44	$28.73	$21.05
Total Return C	26.53%	4.19%	(33.52)%	36.48%	11.03%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.87%	.89%	1.07%	1.09%	1.14%
Expenses net of fee waivers, if any	.87%	.88%	1.07%	1.09%	1.13%
Expenses net of all reductions	.87%	.88%	1.07%	1.09%	1.13%
Net investment income (loss)	1.16%	.98%	.72%	.16%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$368,086	$223,254	$219,360	$309,803	$82,476
Portfolio turnover rate F	27%	10%	13%	21%	20%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity International Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Small Cap Opportunities, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$395,921,695
Gross unrealized depreciation	(82,742,690)
Net unrealized appreciation (depreciation)	$313,179,005
Tax Cost	$981,271,118

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,472,766
Undistributed long-term capital gain	$58,765,147
Net unrealized appreciation (depreciation) on securities and other investments	$312,976,633

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$10,695,320	$ 593,300
Long-term Capital Gains	31,928,875	64,115,092
Total	$42,624,195	$ 64,708,392

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Small Cap Opportunities Fund	392,579,058	314,439,664
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	1.02
Class M	1.02
Class C	1.02
International Small Cap Opportunities	.99
Class I	1.02
Class Z	.88

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.95
Class M	.95
Class C	.95
International Small Cap Opportunities	.91
Class I	.95
Class Z	.82

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .82%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity International Small Cap Opportunities Fund	MSCI EAFE Small Cap Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of International Small Cap Opportunities. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was -%A.

A Amount represents less than 0.005%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	79,982	1,068
Class M	.25%	.25%	53,426	-
Class C	.75%	.25%	20,552	1,729
			153,960	2,797

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	3,237
Class M	272
Class CA	59
3,568

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.2000
Class C	.2000
International Small Cap Opportunities	.1547
Class I	.2000
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	20,656.20
Class M	7,396.20
Class C	1,448.20
International Small Cap Opportunities	371,104.15
Class I	68,301.21
Class Z	35,785.04
	504,690

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity International Small Cap Opportunities Fund	0.0441

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity International Small Cap Opportunities Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Small Cap Opportunities Fund	278

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity International Small Cap Opportunities Fund	12,965,582	4,908,015	2,509,323
6.Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity International Small Cap Opportunities Fund	1,905
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Small Cap Opportunities Fund	9,329	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $4,740. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)
Class M	39

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $51,032.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity International Small Cap Opportunities Fund
Distributions to shareholders
Class A	$1,071,393	$1,724,252
Class M	359,747	668,890
Class C	67,234	228,866
International Small Cap Opportunities	27,456,391	42,205,549
Class I	3,627,918	5,288,952
Class Z	10,041,512	14,591,883
Total	$42,624,195	$64,708,392
Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity International Small Cap Opportunities Fund
Class A
Shares sold	225,403	171,839	$4,421,268	$3,136,955
Reinvestment of distributions	57,351	94,841	1,052,398	1,693,860
Shares redeemed	(253,463)	(217,502)	(4,972,403)	(3,984,745)
Net increase (decrease)	29,291	49,178	$501,263	$846,070
Class M
Shares sold	13,011	21,269	$253,332	$383,026
Reinvestment of distributions	19,865	37,879	358,562	665,150
Shares redeemed	(119,085)	(74,046)	(2,319,634)	(1,330,926)
Net increase (decrease)	(86,209)	(14,898)	$(1,707,740)	$(282,750)
Class C
Shares sold	17,556	7,494	$327,256	$129,355
Reinvestment of distributions	3,896	13,606	67,013	228,441
Shares redeemed	(44,237)	(95,302)	(801,985)	(1,646,239)
Net increase (decrease)	(22,785)	(74,202)	$(407,716)	$(1,288,443)
International Small Cap Opportunities
Shares sold	7,348,249	2,233,362	$150,444,534	$41,954,989
Reinvestment of distributions	1,228,945	1,900,059	22,993,567	34,581,075
Shares redeemed	(14,912,938)	(7,265,881)	(304,809,170)	(137,436,859)
Net increase (decrease)	(6,335,744)	(3,132,460)	$(131,371,069)	$(60,900,795)
Class I
Shares sold	11,400,627	2,306,791	$231,485,694	$42,956,688
Reinvestment of distributions	186,259	193,260	3,479,316	3,513,459
Shares redeemed	(5,660,385)	(2,490,268)	(117,402,312)	(47,134,219)
Net increase (decrease)	5,926,501	9,783	$117,562,698	$(664,072)
Class Z
Shares sold	6,196,097	1,446,980	$127,736,617	$27,457,499
Reinvestment of distributions	493,559	741,352	9,199,948	13,440,712
Shares redeemed	(2,022,168)	(1,687,699)	(41,567,561)	(31,321,653)
Net increase (decrease)	4,667,488	500,633	$95,369,004	$9,576,558
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Small Cap Opportunities Fund	25%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Small Cap Opportunities Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $62,494,464, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 8%; Class M designates 14%; International Small Cap Opportunities designates 6%; Class I designates 6%; and Class Z designates 5%; of the dividend distributed, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, International Small Cap Opportunities, Class I and Class Z designate 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Small Cap Opportunities Fund
Class A	12/11/2023	$0.1379	$0.0349
Class M	12/11/2023	$0.0857	$0.0349
Class C	12/11/2023	$0.0000	$0.0000
International Small Cap Opportunities	12/11/2023	$0.1945	$0.0349
Class I	12/11/2023	$0.1928	$0.0349
Class Z	12/11/2023	$0.2184	$0.0349

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Small Cap Opportunities Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.815075.120
ILS-ANN-1224
Fidelity® International Growth Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Growth Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.7%
	Shares	Value ($)
Belgium - 0.3%
Azelis Group NV	992,905	19,688,991
Canada - 3.0%
CAE, Inc. (a)	668,511	11,763,220
Canadian Pacific Kansas City Ltd.	1,608,500	124,084,451
Franco-Nevada Corp.	340,380	45,181,909
TOTAL CANADA		181,029,580
Denmark - 5.1%
Novo Nordisk A/S Series B	2,762,300	309,833,413
Finland - 0.6%
Kone OYJ (B Shares)	624,600	34,147,079
France - 11.2%
Airbus Group NV	824,400	125,754,991
Edenred SA	1,045,122	33,593,370
EssilorLuxottica SA	10,000	2,343,014
Lectra	397,459	11,024,569
Legrand SA	882,200	99,572,542
LVMH Moet Hennessy Louis Vuitton SE	245,645	163,530,925
Safran SA	1,059,900	239,925,009
TOTAL FRANCE		675,744,420
Germany - 6.6%
Deutsche Borse AG	358,900	83,364,682
SAP SE	1,362,900	318,216,839
TOTAL GERMANY		401,581,521
India - 1.2%
HDFC Bank Ltd.	1,385,491	28,477,608
Jio Financial Services Ltd. (a)	970,400	3,711,507
Reliance Industries Ltd.	750,100	11,860,245
Reliance Industries Ltd. (a)	750,100	11,775,429
Reliance Industries Ltd. GDR (b)	252,400	15,800,240
TOTAL INDIA		71,625,029
Italy - 1.3%
Interpump Group SpA	646,426	28,716,641
Prada SpA	6,524,200	50,089,622
TOTAL ITALY		78,806,263
Japan - 9.6%
Azbil Corp.	6,154,012	47,853,368
DENSO Corp.	2,375,560	33,741,254
Hoya Corp.	459,700	61,505,124
Keyence Corp.	348,448	157,294,194
Komatsu Ltd.	1,287,900	33,337,682
Misumi Group, Inc.	931,985	15,168,576
OSG Corp.	636,900	7,517,347
Recruit Holdings Co. Ltd.	2,904,600	177,362,222
SHO-BOND Holdings Co. Ltd.	671,000	23,604,805
USS Co. Ltd.	2,551,800	21,370,745
TOTAL JAPAN		578,755,317
Netherlands - 6.1%
Aalberts Industries NV	226,400	8,166,200
ASML Holding NV (Netherlands)	431,100	291,298,710
BE Semiconductor Industries NV	261,699	27,879,903
IMCD NV	257,346	40,883,501
TOTAL NETHERLANDS		368,228,314
Spain - 0.6%
Amadeus IT Holding SA Class A	537,900	38,967,708
Sweden - 7.5%
AddTech AB (B Shares)	370,000	10,258,340
ASSA ABLOY AB (B Shares)	3,040,510	95,237,110
Atlas Copco AB (A Shares) (c)	12,407,200	204,761,197
Autoliv, Inc.	452,069	41,988,169
Epiroc AB (A Shares)	4,093,717	79,951,552
Lagercrantz Group AB (B Shares)	1,002,600	19,554,114
TOTAL SWEDEN		451,750,482
Switzerland - 2.5%
Schindler Holding AG:
(participation certificate)	138,468	40,311,337
(Reg.)	18,350	5,227,375
UBS Group AG	3,512,242	107,943,840
TOTAL SWITZERLAND		153,482,552
Taiwan - 3.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	6,326,000	199,026,149
United Kingdom - 11.7%
3i Group PLC	697,800	28,615,186
BAE Systems PLC	7,149,000	115,222,645
Compass Group PLC	4,860,100	157,838,671
InterContinental Hotel Group PLC ADR (c)	1,083,670	120,775,022
London Stock Exchange Group PLC	831,200	112,657,435
RELX PLC (London Stock Exchange)	1,960,700	89,917,122
Rightmove PLC	1,630,130	12,376,406
Sage Group PLC	2,923,000	36,537,290
Spectris PLC	1,073,657	34,832,184
TOTAL UNITED KINGDOM		708,771,961
United States of America - 26.1%
CRH PLC	2,458,566	234,620,953
Experian PLC	2,941,600	143,263,352
GE Vernova LLC	335,500	101,206,930
Linde PLC	508,579	231,988,311
Marsh & McLennan Companies, Inc.	578,051	126,153,850
MasterCard, Inc. Class A	202,400	101,117,016
Microsoft Corp.	99,600	40,472,460
Moody's Corp.	275,300	124,997,212
Nestle SA (Reg. S)	561,959	53,100,991
Otis Worldwide Corp.	459,500	45,122,900
PriceSmart, Inc.	177,798	14,771,458
S&P Global, Inc.	246,300	118,312,668
Sherwin-Williams Co.	388,900	139,525,653
Visa, Inc. Class A	356,660	103,377,901
TOTAL UNITED STATES OF AMERICA		1,578,031,655
TOTAL COMMON STOCKS (Cost $3,857,375,691)		5,849,470,434

Convertible Preferred Stocks - 0.3%
	Shares	Value ($)
China - 0.3%
ByteDance Ltd. Series E1 (a)(d)(e) (Cost $6,992,915)	63,819	15,901,780

Money Market Funds - 4.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	148,741,250	148,770,998
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	144,972,419	144,986,916
TOTAL MONEY MARKET FUNDS (Cost $293,757,914)		293,757,914

TOTAL INVESTMENT IN SECURITIES - 101.9% (Cost $4,158,126,520)	6,159,130,128
NET OTHER ASSETS (LIABILITIES) - (1.9)%	(112,514,826)
NET ASSETS - 100.0%	6,046,615,302

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,800,240 or 0.3% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $15,901,780 or 0.3% of net assets.

(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	6,992,915

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	71,840,035	1,719,472,734	1,642,543,131	5,840,445	1,360	-	148,770,998	0.3%
Fidelity Securities Lending Cash Central Fund 4.87%	12,775,303	867,866,033	735,654,420	265,933	-	-	144,986,916	0.6%
Total	84,615,338	2,587,338,767	2,378,197,551	6,106,378	1,360	-	293,757,914

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	28,278,186	12,376,406	-	15,901,780
Consumer Discretionary	628,302,116	201,730,899	426,571,217	-
Consumer Staples	67,872,449	14,771,458	53,100,991	-
Energy	39,435,914	15,800,240	23,635,674	-
Financials	972,322,275	715,495,857	256,826,418	-
Health Care	373,681,551	2,343,014	371,338,537	-
Industrials	1,920,173,117	612,840,317	1,307,332,800	-
Information Technology	1,183,989,780	461,599,230	722,390,550	-
Materials	651,316,826	651,316,826	-	-

Money Market Funds	293,757,914	293,757,914	-	-
Total Investments in Securities:	6,159,130,128	2,982,032,161	3,161,196,187	15,901,780
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $134,122,710) - See accompanying schedule:
Unaffiliated issuers (cost $3,864,368,606)	$5,865,372,214
Fidelity Central Funds (cost $293,757,914)	293,757,914

Total Investment in Securities (cost $4,158,126,520)		$6,159,130,128
Foreign currency held at value (cost $3,861)		3,894
Receivable for investments sold		22,500,753
Receivable for fund shares sold		6,322,834
Dividends receivable		5,182,051
Reclaims receivable		11,332,119
Distributions receivable from Fidelity Central Funds		557,414
Prepaid expenses		6,965
Other receivables		11,556
Total assets		6,205,047,714
Liabilities
Payable for investments purchased	$3,651,020
Payable for fund shares redeemed	4,027,968
Accrued management fee	4,096,123
Distribution and service plan fees payable	78,463
Other payables and accrued expenses	1,592,625
Collateral on securities loaned	144,986,213
Total liabilities		158,432,412
Net Assets		$6,046,615,302
Net Assets consist of:
Paid in capital		$4,015,686,248
Total accumulated earnings (loss)		2,030,929,054
Net Assets		$6,046,615,302

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($204,715,989 ÷ 10,129,929 shares)(a)		$20.21
Maximum offering price per share (100/94.25 of $20.21)		$21.44
Class M :
Net Asset Value and redemption price per share ($31,196,452 ÷ 1,559,439 shares)(a)		$20.00
Maximum offering price per share (100/96.50 of $20.00)		$20.73
Class C :
Net Asset Value and offering price per share ($24,522,868 ÷ 1,277,811 shares)(a)		$19.19
International Growth :
Net Asset Value, offering price and redemption price per share ($1,591,302,956 ÷ 77,845,099 shares)		$20.44
Class I :
Net Asset Value, offering price and redemption price per share ($1,821,120,359 ÷ 89,343,262 shares)		$20.38
Class Z :
Net Asset Value, offering price and redemption price per share ($2,373,756,678 ÷ 116,177,785 shares)		$20.43
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$77,768,825
Interest		2,921
Income from Fidelity Central Funds (including $265,933 from security lending)		6,106,378
Income before foreign taxes withheld		$83,878,124
Less foreign taxes withheld		(4,176,318)
Total income		79,701,806
Expenses
Management fee
Basic fee	$39,763,899
Performance adjustment	4,380,873
Transfer agent fees	2,139,569
Distribution and service plan fees	952,637
Accounting fees	490,504
Custodian fees and expenses	286,730
Independent trustees' fees and expenses	23,707
Registration fees	183,273
Audit fees	80,026
Legal	5,999
Interest	33,157
Miscellaneous	118,389
Total expenses before reductions	48,458,763
Expense reductions	(219,868)
Total expenses after reductions		48,238,895
Net Investment income (loss)		31,462,911
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $291,052)	104,707,653
Fidelity Central Funds	1,360
Foreign currency transactions	(339,762)
Total net realized gain (loss)		104,369,251
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,241,879)	923,648,706
Assets and liabilities in foreign currencies	404,789
Total change in net unrealized appreciation (depreciation)		924,053,495
Net gain (loss)		1,028,422,746
Net increase (decrease) in net assets resulting from operations		$1,059,885,657
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$31,462,911	$23,770,653
Net realized gain (loss)	104,369,251	(81,088,074)
Change in net unrealized appreciation (depreciation)	924,053,495	420,336,910
Net increase (decrease) in net assets resulting from operations	1,059,885,657	363,019,489
Distributions to shareholders	(24,060,084)	(63,050,595)

Share transactions - net increase (decrease)	670,552,377	265,402,755
Total increase (decrease) in net assets	1,706,377,950	565,371,649

Net Assets
Beginning of period	4,340,237,352	3,774,865,703
End of period	$6,046,615,302	$4,340,237,352

Financial Highlights
Fidelity Advisor® International Growth Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.19	$14.89	$21.04	$16.06	$15.03
Income from Investment Operations
Net investment income (loss) A,B	.06	.04	- C	(.04)	(.01)
Net realized and unrealized gain (loss)	4.00	1.49	(5.80)	5.02	1.16
Total from investment operations	4.06	1.53	(5.80)	4.98	1.15
Distributions from net investment income	(.04)	-	(.03)	-	(.12)
Distributions from net realized gain	-	(.23)	(.32)	-	-
Total distributions	(.04)	(.23)	(.35)	-	(.12)
Net asset value, end of period	$20.21	$16.19	$14.89	$21.04	$16.06
Total Return D,E	25.08%	10.26%	(28.00)%	31.01%	7.66%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.18%	1.21%	1.30%	1.28%	1.30%
Expenses net of fee waivers, if any	1.18%	1.21%	1.30%	1.28%	1.30%
Expenses net of all reductions	1.18%	1.21%	1.30%	1.28%	1.29%
Net investment income (loss)	.28%	.23%	.02%	(.20)%	(.08)%
Supplemental Data
Net assets, end of period (000 omitted)	$204,716	$171,656	$157,490	$232,527	$174,561
Portfolio turnover rate H	31%	22%	22%	21%	23%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® International Growth Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.04	$14.79	$20.92	$16.01	$14.99
Income from Investment Operations
Net investment income (loss) A,B	.01	(.01)	(.04)	(.09)	(.06)
Net realized and unrealized gain (loss)	3.95	1.49	(5.77)	5.00	1.15
Total from investment operations	3.96	1.48	(5.81)	4.91	1.09
Distributions from net investment income	-	-	-	-	(.07)
Distributions from net realized gain	-	(.23)	(.32)	-	-
Total distributions	-	(.23)	(.32)	-	(.07)
Net asset value, end of period	$20.00	$16.04	$14.79	$20.92	$16.01
Total Return C,D	24.69%	9.99%	(28.18)%	30.67%	7.27%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.44%	1.48%	1.57%	1.55%	1.59%
Expenses net of fee waivers, if any	1.43%	1.48%	1.57%	1.55%	1.59%
Expenses net of all reductions	1.43%	1.47%	1.57%	1.55%	1.58%
Net investment income (loss)	.03%	(.03)%	(.25)%	(.48)%	(.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$31,196	$27,016	$26,250	$38,761	$30,353
Portfolio turnover rate G	31%	22%	22%	21%	23%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® International Growth Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$15.46	$14.33	$20.39	$15.68	$14.68
Income from Investment Operations
Net investment income (loss) A,B	(.09)	(.09)	(.13)	(.18)	(.13)
Net realized and unrealized gain (loss)	3.82	1.45	(5.61)	4.89	1.13
Total from investment operations	3.73	1.36	(5.74)	4.71	1.00
Distributions from net realized gain	-	(.23)	(.32)	-	-
Total distributions	-	(.23)	(.32)	-	-
Net asset value, end of period	$19.19	$15.46	$14.33	$20.39	$15.68
Total Return C,D	24.13%	9.47%	(28.58)%	30.04%	6.81%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.94%	1.98%	2.07%	2.05%	2.07%
Expenses net of fee waivers, if any	1.94%	1.97%	2.06%	2.05%	2.07%
Expenses net of all reductions	1.94%	1.97%	2.06%	2.05%	2.06%
Net investment income (loss)	(.48)%	(.53)%	(.74)%	(.97)%	(.85)%
Supplemental Data
Net assets, end of period (000 omitted)	$24,523	$27,270	$33,575	$58,867	$55,013
Portfolio turnover rate G	31%	22%	22%	21%	23%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® International Growth Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.38	$15.05	$21.26	$16.20	$15.16
Income from Investment Operations
Net investment income (loss) A,B	.11	.09	.05	.02	.03
Net realized and unrealized gain (loss)	4.04	1.51	(5.85)	5.06	1.17
Total from investment operations	4.15	1.60	(5.80)	5.08	1.20
Distributions from net investment income	(.09)	(.04)	(.09)	(.02)	(.16)
Distributions from net realized gain	-	(.23)	(.32)	-	-
Total distributions	(.09)	(.27)	(.41)	(.02)	(.16)
Net asset value, end of period	$20.44	$16.38	$15.05	$21.26	$16.20
Total Return C	25.41%	10.59%	(27.79)%	31.38%	7.93%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.89%	.93%	1.01%	.99%	1.01%
Expenses net of fee waivers, if any	.89%	.92%	1.01%	.99%	1.01%
Expenses net of all reductions	.89%	.92%	1.01%	.99%	1.00%
Net investment income (loss)	.57%	.52%	.31%	.09%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$1,591,303	$1,277,884	$1,194,442	$1,773,433	$1,292,392
Portfolio turnover rate F	31%	22%	22%	21%	23%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® International Growth Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.34	$15.01	$21.20	$16.16	$15.13
Income from Investment Operations
Net investment income (loss) A,B	.11	.09	.05	.01	.03
Net realized and unrealized gain (loss)	4.02	1.50	(5.83)	5.05	1.16
Total from investment operations	4.13	1.59	(5.78)	5.06	1.19
Distributions from net investment income	(.09)	(.03)	(.09)	(.02)	(.16)
Distributions from net realized gain	-	(.23)	(.32)	-	-
Total distributions	(.09)	(.26)	(.41)	(.02)	(.16)
Net asset value, end of period	$20.38	$16.34	$15.01	$21.20	$16.16
Total Return C	25.34%	10.59%	(27.78)%	31.36%	7.90%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.92%	.94%	1.02%	1.00%	1.01%
Expenses net of fee waivers, if any	.92%	.93%	1.02%	1.00%	1.01%
Expenses net of all reductions	.92%	.93%	1.02%	1.00%	1.00%
Net investment income (loss)	.54%	.51%	.30%	.07%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$1,821,120	$1,441,605	$1,373,850	$2,035,690	$1,382,837
Portfolio turnover rate F	31%	22%	22%	21%	23%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® International Growth Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.38	$15.05	$21.25	$16.19	$15.16
Income from Investment Operations
Net investment income (loss) A,B	.14	.11	.08	.04	.05
Net realized and unrealized gain (loss)	4.03	1.51	(5.85)	5.06	1.16
Total from investment operations	4.17	1.62	(5.77)	5.10	1.21
Distributions from net investment income	(.12)	(.06)	(.11)	(.04)	(.18)
Distributions from net realized gain	-	(.23)	(.32)	-	-
Total distributions	(.12)	(.29)	(.43)	(.04)	(.18)
Net asset value, end of period	$20.43	$16.38	$15.05	$21.25	$16.19
Total Return C	25.53%	10.74%	(27.68)%	31.55%	8.01%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.79%	.80%	.89%	.87%	.88%
Expenses net of fee waivers, if any	.79%	.79%	.89%	.87%	.88%
Expenses net of all reductions	.79%	.79%	.89%	.87%	.87%
Net investment income (loss)	.67%	.65%	.43%	.20%	.34%
Supplemental Data
Net assets, end of period (000 omitted)	$2,373,757	$1,394,806	$989,259	$1,277,877	$1,350,267
Portfolio turnover rate F	31%	22%	22%	21%	23%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity International Growth Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,098,282,070
Gross unrealized depreciation	(118,077,044)
Net unrealized appreciation (depreciation)	$1,980,205,026
Tax Cost	$4,178,925,102

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$29,972,050
Undistributed long-term capital gain	$21,953,411
Net unrealized appreciation (depreciation) on securities and other investments	$1,980,416,469

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$24,060,084	$ 8,821,103
Long-term Capital Gains	-	54,229,492
Total	$24,060,084	$ 63,050,595

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Growth Fund	2,243,066,310	1,661,088,083
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	0.87
Class M	0.87
Class C	0.87
International Growth	0.84
Class I	0.85
Class Z	0.71

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.81
Class M	.81
Class C	.81
International Growth	.77
Class I	.81
Class Z	.69

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
International Growth	MSCI EAFE Growth Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of International Growth. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .08%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK)

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	513,853	7,140
Class M	.25%	.25%	157,640	203
Class C	.75%	.25%	281,144	21,840
			952,637	29,183

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	40,445
Class M	2,178
Class CA	370
42,993

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.2000
Class C	.2000
International Growth	.1672
Class I	.1771
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	130,920.20
Class M	20,774.20
Class C	19,864.20
International Growth	806,056.17
Class I	962,437.18
Class Z	199,518.04
	2,139,569

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity International Growth Fund	.0302

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity International Growth Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Growth Fund	3,485

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity International Growth Fund	Borrower	26,776,250	5.57%	33,157

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity International Growth Fund	136,957,586	58,113,145	5,295,270
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity International Growth Fund	8,435
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Growth Fund	28,819	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,752. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)

Class M	72

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $218,044.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity International Growth Fund
Distributions to shareholders
Class A	$381,205	$2,422,202
Class M	-	405,995
Class C	-	523,121
International Growth	7,052,424	20,712,364
Class I	7,886,338	22,283,776
Class Z	8,740,117	16,703,137
Total	$24,060,084	$63,050,595
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity International Growth Fund
Class A
Shares sold	1,361,726	1,715,103	$26,631,593	$29,331,847
Reinvestment of distributions	21,028	147,890	380,612	2,418,006
Shares redeemed	(1,854,663)	(1,838,431)	(36,470,900)	(31,184,405)
Net increase (decrease)	(471,909)	24,562	$(9,458,695)	$565,448
Class M
Shares sold	108,808	132,875	$2,130,923	$2,258,104
Reinvestment of distributions	-	25,006	-	405,854
Shares redeemed	(234,072)	(248,334)	(4,543,640)	(4,205,991)
Net increase (decrease)	(125,264)	(90,453)	$(2,412,717)	$(1,542,033)
Class C
Shares sold	107,281	198,976	$2,006,178	$3,272,412
Reinvestment of distributions	-	33,238	-	522,168
Shares redeemed	(593,274)	(810,575)	(11,112,046)	(13,278,845)
Net increase (decrease)	(485,993)	(578,361)	$(9,105,868)	$(9,484,265)
International Growth
Shares sold	14,283,815	14,951,508	$286,244,273	$259,687,765
Reinvestment of distributions	347,988	1,147,426	6,354,264	18,921,062
Shares redeemed	(14,803,330)	(17,451,945)	(295,979,856)	(300,038,938)
Net increase (decrease)	(171,527)	(1,353,011)	$(3,381,319)	$(21,430,111)
Class I
Shares sold	21,361,727	26,254,085	$425,487,377	$452,275,393
Reinvestment of distributions	424,789	1,326,495	7,735,409	21,820,838
Shares redeemed	(20,686,405)	(30,872,229)	(410,163,686)	(525,218,348)
Net increase (decrease)	1,100,111	(3,291,649)	$23,059,100	$(51,122,117)
Class Z
Shares sold	68,973,110	46,420,503	$1,408,702,342	$799,082,627
Reinvestment of distributions	267,865	410,878	4,883,179	6,767,160
Shares redeemed	(38,217,356)	(27,405,076)	(741,733,645)	(457,433,954)
Net increase (decrease)	31,023,619	19,426,305	$671,851,876	$348,415,833
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Growth Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31 2024, $29,329,886, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 67%, Fidelity International Growth Fund designates 34%, Class I designates 34%, and Class Z designates 27% of the dividends distributed, in  December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Fidelity International Growth Fund, Class I, and Class Z designate 100% of  the dividends, in December, distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Growth Fund
Class A	12/11/23	$0.0448	$0.0192
Class M	12/11/23	$0.0000	$0.0000
Class C	12/11/23	$0.0000	$0.0000
Fidelity International Growth Fund Class I Class Z	12/11/23 12/11/23 12/11/23	$0.0895 $0.0886 $0.1106	$0.0192 $0.0192 $0.0192

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Growth Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board considered that the fund has a variable unified management fee that covers expenses for services beyond portfolio management.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.912350.114
IGF-ANN-1224
Fidelity® Total International Equity Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Total International Equity Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.4%
	Shares	Value ($)
Australia - 2.2%
BHP Group Ltd.	74,391	2,066,774
Commonwealth Bank of Australia	5,829	543,697
Glencore PLC	318,801	1,671,997
Imdex Ltd.	61,721	104,854
Macquarie Group Ltd.	8,373	1,267,223
Paladin Energy Ltd. (Australia) (a)	122,963	809,540
Steadfast Group Ltd.	26,314	94,769
Whitehaven Coal Ltd.	11,000	49,196
Woodside Energy Group Ltd.	26,234	412,883
TOTAL AUSTRALIA		7,020,933
Bailiwick of Jersey - 0.0%
JTC PLC (b)	4,700	62,301
Belgium - 0.7%
Azelis Group NV	19,563	387,928
KBC Ancora	3,121	157,522
KBC Group NV	11,699	848,542
UCB SA	5,207	1,001,380
TOTAL BELGIUM		2,395,372
Brazil - 1.3%
Gerdau SA sponsored ADR	434,963	1,357,085
Itau Unibanco Holding SA	285,493	1,729,482
Petroleo Brasileiro SA - Petrobras sponsored ADR	90,764	1,220,776
TOTAL BRAZIL		4,307,343
Canada - 6.3%
Barrick Gold Corp.	69,924	1,350,932
CAE, Inc. (a)	35,429	623,414
Cameco Corp.	27,670	1,445,951
Canadian Natural Resources Ltd.	31,930	1,085,852
Canadian Pacific Kansas City Ltd.	58,708	4,528,909
Constellation Software, Inc.	821	2,475,966
Constellation Software, Inc. warrants 3/31/40 (a)(c)	921	0
Franco-Nevada Corp.	13,397	1,778,313
Intact Financial Corp.	5,900	1,126,735
Nutrien Ltd.	16,669	794,811
Osisko Gold Royalties Ltd.	6,079	122,335
Pason Systems, Inc.	8,625	83,441
Richelieu Hardware Ltd.	30,230	796,595
Royal Bank of Canada	24,300	2,938,828
Suncor Energy, Inc.	29,159	1,100,727
TOTAL CANADA		20,252,809
Chile - 0.4%
Antofagasta PLC	57,814	1,291,176
China - 9.3%
China Construction Bank Corp. (H Shares)	1,969,677	1,528,935
China Life Insurance Co. Ltd. (H Shares)	1,200,830	2,545,451
Chlitina Holding Ltd.	9,477	41,699
Haier Smart Home Co. Ltd. (A Shares)	674,600	2,771,407
Hansoh Pharmaceutical Group Co. Ltd. (b)	679,734	1,584,834
Kweichow Moutai Co. Ltd. (A Shares)	3,800	815,877
Meituan Class B (a)(b)	138,652	3,276,398
New Oriental Education & Technology Group, Inc.	215,212	1,346,809
PDD Holdings, Inc. ADR (a)	19,193	2,314,484
Shandong Sinocera Functional Material Co. Ltd. (A Shares)	159,200	427,058
Shangri-La Asia Ltd.	1,136,271	820,797
Shenzhen Inovance Technology Co. Ltd. (A Shares)	267,000	2,083,969
Tencent Holdings Ltd.	153,953	8,027,437
Tsingtao Brewery Co. Ltd. (H Shares)	107,934	694,997
WuXi AppTec Co. Ltd. (H Shares) (b)(d)	213,705	1,421,209
TOTAL CHINA		29,701,361
Denmark - 1.7%
DSV A/S	1,877	407,957
Novo Nordisk A/S Series B	43,871	4,920,791
Spar Nord Bank A/S	4,421	85,097
TOTAL DENMARK		5,413,845
Egypt - 0.0%
Integrated Diagnostics Holdings PLC (a)(b)	57,949	28,859
Finland - 0.5%
Kone OYJ (B Shares)	10,284	562,230
Mandatum Holding OY	15,224	70,280
Sampo Oyj (A Shares)	22,653	1,002,881
TOTAL FINLAND		1,635,391
France - 6.5%
Air Liquide SA	7,161	1,283,977
Airbus Group NV	12,701	1,937,426
Alten SA	3,114	263,190
AXA SA	60,147	2,258,468
BNP Paribas SA	19,048	1,300,865
Capgemini SA	3,038	527,035
Danone SA	17,653	1,261,105
Edenred SA	16,968	545,403
EssilorLuxottica SA	600	140,581
Laurent-Perrier Group SA	393	42,962
Lectra	11,652	323,199
Legrand SA	14,076	1,588,736
LISI	1,912	46,379
LVMH Moet Hennessy Louis Vuitton SE	3,919	2,608,959
Safran SA	16,911	3,828,070
TotalEnergies SE	31,146	1,954,589
Vetoquinol SA	1,238	107,596
Vivendi SA	73,014	777,849
TOTAL FRANCE		20,796,389
Germany - 5.7%
Bayer AG	7,225	194,692
Bayerische Motoren Werke AG (BMW)	3,735	293,818
Commerzbank AG	5,675	100,805
Covestro AG (a)(b)	4,757	301,152
CTS Eventim AG	4,403	461,934
Daimler Truck Holding AG	8,411	347,756
Deutsche Borse AG	5,726	1,330,026
Deutsche Post AG ADR	19,846	797,205
Fresenius SE & Co. KGaA (a)	22,366	815,495
Hannover Reuck SE	4,011	1,053,656
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,144	1,607,780
Nexus AG	2,020	105,798
Rheinmetall AG	4,351	2,239,561
RWE AG	19,038	616,495
SAP SE	21,745	5,077,133
Scout24 AG (b)	1,401	120,620
Siemens AG	8,987	1,748,420
Stabilus Se	967	38,235
Vonovia SE	27,823	912,776
TOTAL GERMANY		18,163,357
Greece - 0.6%
Athens International Airport SA	5,000	42,694
National Bank of Greece SA	256,366	2,002,230
TOTAL GREECE		2,044,924
Hong Kong - 0.4%
Pacific Basin Shipping Ltd.	2,598,723	715,731
Prudential PLC	79,089	658,404
TOTAL HONG KONG		1,374,135
Hungary - 0.5%
Richter Gedeon PLC	52,553	1,518,039
India - 3.7%
Axis Bank Ltd.	98,843	1,357,786
HDFC Bank Ltd.	104,856	2,155,227
ICICI Bank Ltd.	109,657	1,682,045
Jio Financial Services Ltd. (a)	14,881	56,916
JK Cement Ltd.	16,084	824,588
Larsen & Toubro Ltd.	24,128	1,036,432
Reliance Industries Ltd. (a)	11,101	174,269
Reliance Industries Ltd.	11,101	175,524
Reliance Industries Ltd. GDR (b)	14,311	895,869
Solar Industries India Ltd.	6,118	741,897
Tata Consultancy Services Ltd.	54,996	2,586,784
TOTAL INDIA		11,687,337
Indonesia - 0.2%
PT Bank Central Asia Tbk	973,074	629,770
Ireland - 0.2%
AerCap Holdings NV	1,469	137,425
Bank of Ireland Group PLC	44,003	405,027
Cairn Homes PLC	22,004	50,958
Irish Residential Properties REIT PLC	46,251	43,769
TOTAL IRELAND		637,179
Israel - 0.1%
Ituran Location & Control Ltd.	3,644	97,404
Tel Aviv Stock Exchange Ltd.	7,200	72,377
TOTAL ISRAEL		169,781
Italy - 2.0%
Eni SpA	76,582	1,166,588
Interpump Group SpA	17,624	782,923
Mediobanca SpA	81,120	1,338,575
Prada SpA	104,000	798,461
Prysmian SpA	11,437	806,399
Ryanair Holdings PLC sponsored ADR	10,823	479,026
UniCredit SpA	24,240	1,072,359
TOTAL ITALY		6,444,331
Japan - 10.8%
Ai Holdings Corp.	1,750	26,668
Artnature, Inc.	5,300	28,849
Aucnet, Inc.	3,000	46,824
Azbil Corp.	171,600	1,334,355
Broadleaf Co. Ltd.	16,100	59,575
Central Automotive Products Ltd.	1,600	48,190
Curves Holdings Co. Ltd.	18,700	98,977
Daiichikosho Co. Ltd.	3,800	47,484
Daikokutenbussan Co. Ltd.	800	55,430
DENSO Corp.	113,233	1,608,304
Eisai Co. Ltd.	3,492	118,309
FUJIFILM Holdings Corp.	37,523	892,609
Fujitec Co. Ltd.	3,700	133,134
Fujitsu Ltd.	42,127	809,927
Funai Soken Holdings, Inc.	1,750	27,854
Gift Holdings, Inc.	2,400	50,585
Goldcrest Co. Ltd.	5,560	108,368
Hitachi Ltd.	107,222	2,693,938
Hoya Corp.	10,613	1,419,956
Ibiden Co. Ltd.	10,363	329,178
INPEX Corp.	32,750	431,712
Itochu Corp.	38,339	1,896,547
Kansai Paint Co. Ltd.	3,500	57,003
Keyence Corp.	5,584	2,520,694
Komatsu Ltd.	20,600	533,237
Koshidaka Holdings Co. Ltd.	19,200	150,608
Kusuri No Aoki Holdings Co. Ltd.	2,900	60,357
LY Corp.	74,215	202,443
Medikit Co. Ltd.	2,800	51,470
Minebea Mitsumi, Inc.	16,184	284,911
Miroku Jyoho Service Co., Ltd.	2,600	30,967
Misumi Group, Inc.	16,124	262,427
Mitsubishi Heavy Industries Ltd.	112,752	1,591,715
Mitsubishi UFJ Financial Group, Inc.	182,784	1,926,588
Mitsuboshi Belting Ltd.	1,100	28,238
Mitsui & Co. Ltd.	21,920	446,897
Nagaileben Co. Ltd.	6,400	96,025
Nihon Parkerizing Co. Ltd.	15,100	127,274
Nintendo Co. Ltd.	7,170	378,741
NOF Corp.	20,625	335,084
NS Tool Co. Ltd.	4,100	19,804
NSD Co. Ltd.	6,200	133,908
OBIC Co. Ltd.	2,550	83,327
ORIX Corp.	50,085	1,055,285
Paramount Bed Holdings Co. Ltd.	2,400	41,475
ProNexus, Inc.	4,000	33,951
Recruit Holdings Co. Ltd.	46,200	2,821,089
Renesas Electronics Corp.	57,134	765,500
San-Ai Obbli Co. Ltd.	5,200	63,486
Shin-Etsu Chemical Co. Ltd.	39,724	1,455,645
SHO-BOND Holdings Co. Ltd.	17,380	611,403
Shoei Co. Ltd.	2,000	30,692
SK Kaken Co. Ltd.	2,200	127,790
SoftBank Group Corp.	11,203	667,906
Software Service, Inc.	600	49,865
Sony Group Corp.	33,412	587,968
Sumitomo Forestry Co. Ltd.	11,014	424,302
Sumitomo Mitsui Financial Group, Inc.	87,059	1,846,917
Techno Medica Co. Ltd.	500	5,919
The Monogatari Corp.	3,860	90,780
TIS, Inc.	16,928	422,124
Tocalo Co. Ltd.	6,600	76,775
Tokio Marine Holdings, Inc.	34,057	1,226,603
USS Co. Ltd.	49,700	416,226
WingArc1st, Inc.	1,500	31,954
YAKUODO Holdings Co. Ltd.	4,000	55,633
YONEX Co. Ltd.	3,400	42,545
TOTAL JAPAN		34,540,324
Korea (South) - 3.9%
BGF Retail Co. Ltd.	631	52,969
Hd Hyundai Mipo (a)	13,079	1,037,910
Hyundai Mobis	6,287	1,133,681
Hyundai Motor Co. Ltd.	4,750	734,041
Korea Aerospace Industries Ltd.	54,165	2,291,922
Samsung Biologics Co. Ltd. (a)(b)	2,025	1,469,359
Samsung Electronics Co. Ltd.	133,876	5,703,125
TOTAL KOREA (SOUTH)		12,423,007
Malaysia - 0.3%
CIMB Group Holdings Bhd	511,900	928,243
Mexico - 1.7%
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	14,600	1,414,594
Grupo Financiero Banorte S.A.B. de CV	108,427	754,998
Wal-Mart de Mexico SA de CV Series V	1,190,457	3,273,392
TOTAL MEXICO		5,442,984
Netherlands - 2.3%
Aalberts Industries NV	13,075	471,613
ASML Holding NV (Netherlands)	6,922	4,677,267
BE Semiconductor Industries NV	5,553	591,585
IMCD NV	5,331	846,914
Nebius Group NV Series A (a)	15,421	329,701
Universal Music Group NV	11,470	288,656
TOTAL NETHERLANDS		7,205,736
Norway - 0.1%
Kongsberg Gruppen ASA	2,015	209,739
Medistim ASA	1,929	28,058
TOTAL NORWAY		237,797
Peru - 0.7%
Credicorp Ltd. (United States)	12,304	2,265,536
Philippines - 0.0%
International Container Terminal Services, Inc.	6,500	43,995
Poland - 0.7%
Powszechna Kasa Oszczednosci Bank SA	159,500	2,223,496
Russia - 0.0%
LUKOIL PJSC sponsored ADR (a)(c)	15,040	0
Sberbank of Russia sponsored ADR (a)(c)	62,556	1
TOTAL RUSSIA		1
Singapore - 0.4%
United Overseas Bank Ltd.	48,004	1,166,932
South Africa - 1.9%
Anglo American PLC (United Kingdom)	35,046	1,086,441
FirstRand Ltd.	452,951	1,990,129
Impala Platinum Holdings Ltd. (a)	255,683	1,687,643
MTN Group Ltd.	251,234	1,247,765
Thungela Resources Ltd.	4,647	33,196
TOTAL SOUTH AFRICA		6,045,174
Spain - 1.2%
Amadeus IT Holding SA Class A	8,582	621,716
Banco Santander SA (Spain)	482,029	2,355,277
Bankinter SA	50,629	412,487
Cellnex Telecom SA (b)	15,672	574,491
Fluidra SA	1,401	37,672
TOTAL SPAIN		4,001,643
Sweden - 3.4%
Addlife AB B Shares	3,962	50,350
AddTech AB (B Shares)	28,956	802,812
ASSA ABLOY AB (B Shares)	48,513	1,519,560
Atlas Copco AB (A Shares)	197,962	3,267,049
Autoliv, Inc.	8,860	822,917
Bergman & Beving AB (B Shares)	5,200	146,172
Epiroc AB (A Shares)	65,317	1,275,661
Hemnet Group AB	5,515	173,092
Investor AB (B Shares)	62,352	1,764,130
INVISIO AB	3,473	87,358
John Mattson Fastighetsforetagen AB (a)	10,132	62,573
Lagercrantz Group AB (B Shares)	45,994	897,040
TOTAL SWEDEN		10,868,714
Switzerland - 1.8%
Schindler Holding AG:
(participation certificate)	2,389	695,495
(Reg.)	107	30,481
Swiss Life Holding AG	1,059	863,829
Tecan Group AG	214	54,024
UBS Group AG	56,039	1,722,280
UBS Group AG	15,410	472,779
Zurich Insurance Group Ltd.	3,198	1,885,558
TOTAL SWITZERLAND		5,724,446
Taiwan - 4.8%
Addcn Technology Co. Ltd.	14,662	84,957
ECLAT Textile Co. Ltd.	88,293	1,480,633
eMemory Technology, Inc.	800	78,041
HIWIN Technologies Corp.	198,273	1,448,723
Taiwan Semiconductor Manufacturing Co. Ltd.	345,291	10,863,399
Yageo Corp.	85,917	1,466,071
TOTAL TAIWAN		15,421,824
United Arab Emirates - 0.4%
Adnoc Gas PLC	1,353,300	1,219,538
United Kingdom - 8.6%
3i Group PLC	11,222	460,189
AstraZeneca PLC (United Kingdom)	7,990	1,136,926
B&M European Value Retail SA	41,594	207,883
BAE Systems PLC	242,600	3,910,059
Baltic Classifieds Group PLC	28,300	115,130
Barratt Developments PLC	237,329	1,366,091
Beazley PLC	56,189	547,382
Bodycote PLC	22,668	161,930
Bunzl PLC	12,352	543,439
Clarkson PLC	1,639	74,286
Compass Group PLC	77,545	2,518,384
Diploma PLC	1,600	87,848
DP Poland PLC (a)	175,000	24,822
Flutter Entertainment PLC (a)	1,279	299,166
Games Workshop Group PLC	960	148,049
Howden Joinery Group PLC	21,994	238,793
HSBC Holdings PLC (United Kingdom)	156,650	1,437,737
Imperial Brands PLC	29,474	889,467
InterContinental Hotel Group PLC ADR	18,793	2,094,480
JD Sports Fashion PLC	158,642	253,656
Lloyds Banking Group PLC	1,847,058	1,267,821
London Stock Exchange Group PLC	19,267	2,611,370
Oxford Instruments PLC	3,100	85,942
RELX PLC (London Stock Exchange)	31,284	1,434,675
Rightmove PLC	34,877	264,796
Rolls-Royce Holdings PLC (a)	112,078	773,383
Sage Group PLC	52,940	661,746
Spectris PLC	28,593	927,630
Spirax-Sarco Engineering PLC	260	21,641
Standard Chartered PLC (United Kingdom)	100,047	1,160,184
Unilever PLC	27,577	1,682,253
Unite Group PLC	6,500	73,379
TOTAL UNITED KINGDOM		27,480,537
United States of America - 11.1%
CRH PLC	61,651	5,883,355
Experian PLC	46,935	2,285,853
Ferguson Enterprises, Inc.	3,827	756,000
GE Vernova LLC	5,353	1,614,786
GSK PLC	48,799	881,240
Holcim AG	12,493	1,230,855
Linde PLC	10,778	4,916,385
Marsh & McLennan Companies, Inc.	9,223	2,012,828
MasterCard, Inc. Class A	3,229	1,613,176
Microsoft Corp.	1,608	653,411
Moody's Corp.	4,392	1,994,144
Morningstar, Inc.	974	319,521
Nestle SA (Reg. S)	8,728	824,732
Otis Worldwide Corp.	7,331	719,904
PriceSmart, Inc.	3,706	307,894
S&P Global, Inc.	3,929	1,887,334
Shell PLC ADR	54,118	3,655,671
Sherwin-Williams Co.	6,205	2,226,168
Visa, Inc. Class A	5,690	1,649,247
TOTAL UNITED STATES OF AMERICA		35,432,504
TOTAL COMMON STOCKS (Cost $244,000,775)		308,247,063

Preferred Stocks - 0.2%
	Shares	Value ($)
Convertible Preferred Stocks - 0.0%
China - 0.0%
ByteDance Ltd. Series E1 (a)(c)(e)	577	143,771
Nonconvertible Preferred Stocks - 0.2%
Germany - 0.2%
Porsche Automobil Holding SE (Germany)	12,064	501,178
TOTAL PREFERRED STOCKS (Cost $831,538)		644,949

Money Market Funds - 3.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	9,754,165	9,756,116
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	897,457	897,547
TOTAL MONEY MARKET FUNDS (Cost $10,653,659)		10,653,663

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $255,485,972)	319,545,675
NET OTHER ASSETS (LIABILITIES) - 0.1%	213,663
NET ASSETS - 100.0%	319,759,338

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,735,092 or 3.0% of net assets.

(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $143,771 or 0.0% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	63,224

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	5,162,285	134,447,931	129,854,003	395,604	(98)	1	9,756,116	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	21,697	23,474,544	22,598,694	5,070	-	-	897,547	0.0%
Total	5,183,982	157,922,475	152,452,697	400,674	(98)	1	10,653,663

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	13,906,773	2,817,613	10,945,389	143,771
Consumer Discretionary	30,084,789	8,498,040	21,586,749	-
Consumer Staples	11,502,210	5,038,842	6,463,368	-
Energy	15,978,808	10,741,021	5,237,787	-
Financials	75,451,463	38,656,653	36,794,809	1
Health Care	17,242,250	3,850,180	13,392,070	-
Industrials	64,261,013	22,060,167	42,200,846	-
Information Technology	45,396,754	11,654,380	33,742,374	-
Materials	33,250,592	21,252,567	11,998,025	-
Real Estate	1,200,865	1,092,497	108,368	-
Utilities	616,495	616,495	-	-

Money Market Funds	10,653,663	10,653,663	-	-
Total Investments in Securities:	319,545,675	136,932,118	182,469,785	143,772
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $852,761) - See accompanying schedule:
Unaffiliated issuers (cost $244,832,313)	$308,892,012
Fidelity Central Funds (cost $10,653,659)	10,653,663

Total Investment in Securities (cost $255,485,972)		$319,545,675
Foreign currency held at value (cost $83,704)		83,776
Receivable for investments sold		747,116
Receivable for fund shares sold		1,052,099
Dividends receivable		517,384
Reclaims receivable		356,036
Interest receivable		2
Distributions receivable from Fidelity Central Funds		38,055
Prepaid expenses		345
Receivable from investment adviser for expense reductions		15,870
Other receivables		20,905
Total assets		322,377,263
Liabilities
Payable for investments purchased	$1,081,408
Payable for fund shares redeemed	79,190
Accrued management fee	222,168
Distribution and service plan fees payable	13,310
Other payables and accrued expenses	324,302
Collateral on securities loaned	897,547
Total liabilities		2,617,925
Net Assets		$319,759,338
Net Assets consist of:
Paid in capital		$259,739,915
Total accumulated earnings (loss)		60,019,423
Net Assets		$319,759,338

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($24,151,573 ÷ 2,039,868 shares)(a)		$11.84
Maximum offering price per share (100/94.25 of $11.84)		$12.56
Class M :
Net Asset Value and redemption price per share ($13,014,764 ÷ 1,092,702 shares)(a)		$11.91
Maximum offering price per share (100/96.50 of $11.91)		$12.34
Class C :
Net Asset Value and offering price per share ($2,950,388 ÷ 250,142 shares)(a)		$11.79
Total International Equity :
Net Asset Value, offering price and redemption price per share ($163,406,321 ÷ 13,734,475 shares)		$11.90
Class I :
Net Asset Value, offering price and redemption price per share ($69,378,591 ÷ 5,855,679 shares)		$11.85
Class Z :
Net Asset Value, offering price and redemption price per share ($46,857,701 ÷ 3,926,912 shares)		$11.93
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$6,753,204
Interest		65
Income from Fidelity Central Funds (including $5,070 from security lending)		400,674
Income before foreign taxes withheld		$7,153,943
Less foreign taxes withheld		(572,167)
Total income		6,581,776
Expenses
Management fee
Basic fee	$2,173,418
Performance adjustment	84,496
Transfer agent fees	137,711
Distribution and service plan fees	147,716
Accounting fees	41,953
Custodian fees and expenses	102,718
Independent trustees' fees and expenses	1,214
Registration fees	96,808
Audit fees	104,166
Legal	3,402
Miscellaneous	6,578
Total expenses before reductions	2,900,180
Expense reductions	(51,292)
Total expenses after reductions		2,848,888
Net Investment income (loss)		3,732,888
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $320,756)	4,401,730
Fidelity Central Funds	(98)
Foreign currency transactions	(41,690)
Total net realized gain (loss)		4,359,942
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $70,800)	50,006,009
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(4,657)
Total change in net unrealized appreciation (depreciation)		50,001,353
Net gain (loss)		54,361,295
Net increase (decrease) in net assets resulting from operations		$58,094,183
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,732,888	$3,409,289
Net realized gain (loss)	4,359,942	(5,236,290)
Change in net unrealized appreciation (depreciation)	50,001,353	20,080,804
Net increase (decrease) in net assets resulting from operations	58,094,183	18,253,803
Distributions to shareholders	(3,300,481)	(1,806,040)

Share transactions - net increase (decrease)	42,264,083	52,136,162
Total increase (decrease) in net assets	97,057,785	68,583,925

Net Assets
Beginning of period	222,701,553	154,117,628
End of period	$319,759,338	$222,701,553

Financial Highlights
Fidelity Advisor® Total International Equity Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.56	$8.56	$12.48	$9.60	$9.34
Income from Investment Operations
Net investment income (loss) A,B	.13	.13	.15	.11 C	.05
Net realized and unrealized gain (loss)	2.27	.95	(3.10)	3.03	.35
Total from investment operations	2.40	1.08	(2.95)	3.14	.40
Distributions from net investment income	(.12)	(.08)	(.19)	(.06)	(.14)
Distributions from net realized gain	-	-	(.77)	(.20)	-
Total distributions	(.12)	(.08)	(.97) D	(.26)	(.14)
Net asset value, end of period	$11.84	$9.56	$8.56	$12.48	$9.60
Total Return E,F	25.25%	12.66%	(25.44)%	33.04%	4.31%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.28%	1.39%	1.56%	1.60%	1.66%
Expenses net of fee waivers, if any	1.24%	1.29%	1.30%	1.34%	1.39%
Expenses net of all reductions	1.24%	1.29%	1.30%	1.34%	1.37%
Net investment income (loss)	1.11%	1.33%	1.55%	.91% C	.58%
Supplemental Data
Net assets, end of period (000 omitted)	$24,152	$17,343	$12,786	$8,642	$6,091
Portfolio turnover rate I	33%	28%	31%	39%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .64%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Total International Equity Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.62	$8.61	$12.53	$9.65	$9.38
Income from Investment Operations
Net investment income (loss) A,B	.10	.11	.13	.08 C	.03
Net realized and unrealized gain (loss)	2.28	.95	(3.12)	3.04	.36
Total from investment operations	2.38	1.06	(2.99)	3.12	.39
Distributions from net investment income	(.09)	(.05)	(.15)	(.04)	(.12)
Distributions from net realized gain	-	-	(.77)	(.20)	-
Total distributions	(.09)	(.05)	(.93) D	(.24)	(.12)
Net asset value, end of period	$11.91	$9.62	$8.61	$12.53	$9.65
Total Return E,F	24.91%	12.34%	(25.59)%	32.63%	4.13%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.52%	1.66%	1.80%	1.83%	1.90%
Expenses net of fee waivers, if any	1.48%	1.54%	1.55%	1.59%	1.64%
Expenses net of all reductions	1.48%	1.54%	1.55%	1.59%	1.62%
Net investment income (loss)	.87%	1.09%	1.29%	.65% C	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$13,015	$10,624	$9,876	$12,936	$10,620
Portfolio turnover rate I	33%	28%	31%	39%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .38%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Total International Equity Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.53	$8.53	$12.41	$9.57	$9.30
Income from Investment Operations
Net investment income (loss) A,B	.04	.06	.08	.02 C	(.02)
Net realized and unrealized gain (loss)	2.27	.95	(3.11)	3.02	.36
Total from investment operations	2.31	1.01	(3.03)	3.04	.34
Distributions from net investment income	(.05)	(.01)	(.07)	-	(.07)
Distributions from net realized gain	-	-	(.77)	(.20)	-
Total distributions	(.05)	(.01)	(.85) D	(.20)	(.07)
Net asset value, end of period	$11.79	$9.53	$8.53	$12.41	$9.57
Total Return E,F	24.28%	11.82%	(26.04)%	32.00%	3.62%
Ratios to Average Net Assets B,G,H
Expenses before reductions	2.02%	2.18%	2.34%	2.40%	2.46%
Expenses net of fee waivers, if any	1.99%	2.04%	2.05%	2.10%	2.14%
Expenses net of all reductions	1.99%	2.04%	2.05%	2.10%	2.12%
Net investment income (loss)	.36%	.58%	.79%	.15% C	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,950	$2,475	$1,893	$1,982	$1,827
Portfolio turnover rate I	33%	28%	31%	39%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.12)%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Total International Equity Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.60	$8.60	$12.54	$9.64	$9.37
Income from Investment Operations
Net investment income (loss) A,B	.16	.16	.18	.14 C	.08
Net realized and unrealized gain (loss)	2.28	.94	(3.12)	3.04	.35
Total from investment operations	2.44	1.10	(2.94)	3.18	.43
Distributions from net investment income	(.14)	(.10)	(.23)	(.08)	(.16)
Distributions from net realized gain	-	-	(.77)	(.20)	-
Total distributions	(.14)	(.10)	(1.00)	(.28)	(.16)
Net asset value, end of period	$11.90	$9.60	$8.60	$12.54	$9.64
Total Return D	25.68%	12.80%	(25.25)%	33.37%	4.65%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.99%	1.11%	1.23%	1.27%	1.34%
Expenses net of fee waivers, if any	.99%	1.04%	1.05%	1.09%	1.14%
Expenses net of all reductions	.99%	1.04%	1.05%	1.09%	1.12%
Net investment income (loss)	1.36%	1.58%	1.79%	1.16% C	.83%
Supplemental Data
Net assets, end of period (000 omitted)	$163,406	$108,561	$86,458	$82,604	$61,362
Portfolio turnover rate G	33%	28%	31%	39%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .89%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Total International Equity Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.56	$8.56	$12.49	$9.60	$9.35
Income from Investment Operations
Net investment income (loss) A,B	.16	.16	.17	.14 C	.08
Net realized and unrealized gain (loss)	2.27	.94	(3.10)	3.03	.34
Total from investment operations	2.43	1.10	(2.93)	3.17	.42
Distributions from net investment income	(.14)	(.10)	(.23)	(.08)	(.17)
Distributions from net realized gain	-	-	(.77)	(.20)	-
Total distributions	(.14)	(.10)	(1.00)	(.28)	(.17)
Net asset value, end of period	$11.85	$9.56	$8.56	$12.49	$9.60
Total Return D	25.69%	12.86%	(25.28)%	33.40%	4.50%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.99%	1.09%	1.22%	1.26%	1.33%
Expenses net of fee waivers, if any	.97%	1.04%	1.04%	1.06%	1.14%
Expenses net of all reductions	.97%	1.04%	1.04%	1.06%	1.13%
Net investment income (loss)	1.38%	1.58%	1.80%	1.18% C	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$69,379	$57,299	$35,423	$5,714	$2,073
Portfolio turnover rate G	33%	28%	31%	39%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .91%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Total International Equity Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$9.63	$8.61	$12.53	$9.62	$9.36
Income from Investment Operations
Net investment income (loss) A,B	.17	.17	.19	.16 C	.09
Net realized and unrealized gain (loss)	2.28	.95	(3.11)	3.03	.35
Total from investment operations	2.45	1.12	(2.92)	3.19	.44
Distributions from net investment income	(.15)	(.10)	(.23)	(.08)	(.18)
Distributions from net realized gain	-	-	(.77)	(.20)	-
Total distributions	(.15)	(.10)	(1.00)	(.28)	(.18)
Net asset value, end of period	$11.93	$9.63	$8.61	$12.53	$9.62
Total Return D	25.73%	13.04%	(25.09)%	33.54%	4.74%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.89%	.95%	1.10%	1.16%	1.22%
Expenses net of fee waivers, if any	.85%	.89%	.90%	.94%	.98%
Expenses net of all reductions	.85%	.89%	.90%	.94%	.97%
Net investment income (loss)	1.50%	1.74%	1.94%	1.31% C	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$46,858	$26,401	$7,681	$5,752	$3,422
Portfolio turnover rate G	33%	28%	31%	39%	37%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.04%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Total International Equity Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Total International Equity, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$74,544,714
Gross unrealized depreciation	(13,625,325)
Net unrealized appreciation (depreciation)	$60,919,389
Tax Cost	$258,626,286

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,867,549
Capital loss carryforward	$(4,514,700)
Net unrealized appreciation (depreciation) on securities and other investments	$60,900,464

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(4,514,700)
Long-term	(-)
Total capital loss carryforward	$(4,514,700)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$3,300,481	$ 1,806,040
Total	$3,300,481	$ 1,806,040

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Total International Equity Fund	125,681,982	89,001,264
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.88
Class M	.88
Class C	.88
Total International Equity	.87
Class I	.85
Class Z	.72

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.87
Class M	.87
Class C	.87
Total International Equity	.83
Class I	.85
Class Z	.72

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Total International Equity Fund	MSCI All Country World ex USA Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Total International Equity. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .03%.

Effective March 1, 2024, the Fund's sub-advisory agreements with Fidelity Management & Research (Hong Kong) Limited and Fidelity Management & Research (Japan) Limited was amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	54,915	626
Class M	.25%	.25%	62,132	-
Class C	.75%	.25%	30,669	8,416
			147,716	9,042

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	6,190
Class M	501
Class CA	46
6,737

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.2000
Class C	.2000
Total International Equity	.1875
Class I	.1643
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	13,490.20
Class M	8,049.21
Class C	2,032.21
Total International Equity	74,318.18
Class I	35,680.16
Class Z	4,142.04
	137,711

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Total International Equity Fund	.0497

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Total International Equity Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Total International Equity Fund	420

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Total International Equity Fund	3,615,541	2,648,254	599,338
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Total International Equity Fund	433
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Total International Equity Fund	554	-	-

8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses of each class to the extent annual operating expenses exceeded certain levels of class-level average net assets as noted in the table below. This reimbursement will remain in place through February 28, 2026. Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement ($)
Class A	1.30%/1.20%A	7,798
Class M	1.55%/1.45%A	4,171
Class C	2.05%/1.95%A	926
Total International Equity	1.05%/.95%A	1,869
Class I	1.05%/.95%A	11,767
Class Z	.90%/.80%A	13,231
		39,762
A Expense Limitation effective March 1, 2024

Through arrangements with each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)

Class M	19

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $11,511.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Total International Equity Fund
Distributions to shareholders
Class A	$214,708	$136,043
Class M	103,563	60,649
Class C	12,847	1,760
Total International Equity	1,657,937	1,034,854
Class I	886,527	451,131
Class Z	424,899	121,603
Total	$3,300,481	$1,806,040
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Total International Equity Fund
Class A
Shares sold	549,290	883,201	$6,240,487	$8,694,442
Reinvestment of distributions	20,725	14,206	213,883	135,808
Shares redeemed	(344,770)	(575,856)	(3,941,834)	(5,858,395)
Net increase (decrease)	225,245	321,551	$2,512,536	$2,971,855
Class M
Shares sold	137,040	117,155	$1,587,737	$1,168,097
Reinvestment of distributions	9,958	6,291	103,562	60,649
Shares redeemed	(159,164)	(165,757)	(1,820,564)	(1,635,862)
Net increase (decrease)	(12,166)	(42,311)	$(129,265)	$(407,116)
Class C
Shares sold	57,438	113,803	$630,153	$1,148,641
Reinvestment of distributions	1,241	183	12,847	1,757
Shares redeemed	(68,257)	(76,111)	(785,305)	(745,659)
Net increase (decrease)	(9,578)	37,875	$(142,305)	$404,739
Total International Equity
Shares sold	4,737,578	4,599,531	$54,385,150	$45,831,869
Reinvestment of distributions	144,359	97,973	1,492,669	939,562
Shares redeemed	(2,451,059)	(3,448,548)	(27,787,042)	(34,371,636)
Net increase (decrease)	2,430,878	1,248,956	$28,090,777	$12,399,795
Class I
Shares sold	2,162,129	3,922,899	$24,037,565	$39,216,121
Reinvestment of distributions	85,453	46,910	880,163	447,992
Shares redeemed	(2,382,839)	(2,115,326)	(26,892,945)	(21,232,217)
Net increase (decrease)	(135,257)	1,854,483	$(1,975,217)	$18,431,896
Class Z
Shares sold	2,618,679	2,772,393	$30,191,085	$27,649,951
Reinvestment of distributions	37,496	10,898	388,454	104,625
Shares redeemed	(1,471,673)	(933,308)	(16,671,982)	(9,419,583)
Net increase (decrease)	1,184,502	1,849,983	$13,907,557	$18,334,993
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Total International Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Total International Equity Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 12, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $93,145 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 4%; Class M designates 5%; Class C designates 8%; Total International Equity designates 3%; Class I designates 3%; and Class Z designates 3%; of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class M, Class C, Total International Equity, Class I and Class Z designates 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
	Pay Date	Income	Taxes
Fidelity Total International Equity Fund
Class A	12/11/2023	$0.1318	$0.0237
Class M	12/11/2023	$0.1093	$0.0237
Class C	12/11/2023	$0.0662	$0.0237
Total International Equity	12/11/2023	$0.1571	$0.0237
Class I	12/11/2023	$0.1571	$0.0237
Class Z	12/11/2023	$0.1665	$0.0237

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Total International Equity Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance.  In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked above the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board considered that the fund has a variable unified management fee that covers expenses for services beyond portfolio management. The Board noted that the total expense ratio of the retail class was 1 basis point above the similar sales load group median due to the fund's positive performance adjustment.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.20%, 1.45%, 1.95%, 0.95%, 0.80%, and 0.95% through February 28, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.912358.114
TIE-ANN-1224
Fidelity® International Value Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Value Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.4%
	Shares	Value ($)
Australia - 6.1%
BHP Group Ltd.	1,117,258	31,040,310
Commonwealth Bank of Australia	89,036	8,304,780
Glencore PLC	4,788,000	25,111,339
Macquarie Group Ltd.	125,754	19,032,412
Woodside Energy Group Ltd.	398,383	6,269,935
TOTAL AUSTRALIA		89,758,776
Belgium - 1.9%
KBC Group NV	175,716	12,744,887
UCB SA	75,900	14,596,648
TOTAL BELGIUM		27,341,535
Denmark - 0.4%
DSV A/S	28,188	6,126,530
Finland - 1.1%
Mandatum Holding OY	253,034	1,168,109
Sampo Oyj (A Shares)	340,234	15,062,644
TOTAL FINLAND		16,230,753
France - 9.8%
Air Liquide SA	107,507	19,276,156
Alten SA	46,600	3,938,547
AXA SA	903,305	33,918,317
BNP Paribas SA	286,000	19,532,093
Capgemini SA	46,093	7,996,253
Danone SA	265,100	18,938,359
TotalEnergies SE	467,705	29,351,156
Vivendi SA	1,096,492	11,681,394
TOTAL FRANCE		144,632,275
Germany - 10.9%
Bayer AG	104,300	2,810,565
Bayerische Motoren Werke AG (BMW)	56,700	4,460,367
Commerzbank AG	97,900	1,738,994
Covestro AG (a)(b)	72,400	4,583,430
Daimler Truck Holding AG	120,200	4,969,714
Deutsche Post AG ADR	298,000	11,970,520
Fresenius SE & Co. KGaA (a)	335,900	12,247,378
Hannover Reuck SE	60,200	15,814,036
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	47,235	24,155,047
Rheinmetall AG	55,850	28,747,296
RWE AG	292,700	9,478,304
Siemens AG	134,939	26,252,364
Vonovia SE	416,679	13,669,796
TOTAL GERMANY		160,897,811
Hong Kong - 0.7%
Prudential PLC	1,177,646	9,803,726
India - 0.6%
Reliance Industries Ltd. GDR (b)	151,600	9,490,160
Indonesia - 0.6%
PT Bank Central Asia Tbk	14,553,600	9,419,040
Ireland - 0.4%
Bank of Ireland Group PLC	666,700	6,136,667
Italy - 5.0%
Eni SpA	1,150,100	17,519,690
Mediobanca SpA	1,218,325	20,103,785
Prysmian SpA	171,700	12,106,216
Ryanair Holdings PLC sponsored ADR	166,500	7,369,290
UniCredit SpA	364,000	16,103,074
TOTAL ITALY		73,202,055
Japan - 22.7%
DENSO Corp.	1,131,500	16,071,254
Eisai Co. Ltd.	51,700	1,751,602
FUJIFILM Holdings Corp.	565,300	13,447,538
Fujitsu Ltd.	632,700	12,164,190
Hitachi Ltd.	1,610,300	40,458,562
Hoya Corp.	49,600	6,636,185
Ibiden Co. Ltd.	150,100	4,767,883
INPEX Corp. (c)	515,000	6,788,759
Itochu Corp.	575,800	28,483,577
LY Corp.	1,124,500	3,067,397
Minebea Mitsumi, Inc.	244,870	4,310,809
Mitsubishi Heavy Industries Ltd.	1,693,400	23,905,646
Mitsubishi UFJ Financial Group, Inc.	2,745,161	28,934,666
Mitsui & Co. Ltd.	328,400	6,695,304
Nintendo Co. Ltd.	108,600	5,736,576
NOF Corp.	300,500	4,882,073
ORIX Corp.	752,200	15,848,765
Renesas Electronics Corp.	858,017	11,495,987
Shin-Etsu Chemical Co. Ltd.	596,600	21,861,789
SoftBank Group Corp.	168,300	10,033,792
Sony Group Corp.	504,400	8,876,188
Sumitomo Forestry Co. Ltd.	165,200	6,364,143
Sumitomo Mitsui Financial Group, Inc.	1,307,500	27,738,013
TIS, Inc.	215,501	5,373,833
Tokio Marine Holdings, Inc.	511,444	18,420,251
TOTAL JAPAN		334,114,782
Korea (South) - 0.3%
Samsung Electronics Co. Ltd.	119,820	5,104,339
Netherlands - 0.3%
Universal Music Group NV	171,794	4,323,401
Singapore - 1.2%
United Overseas Bank Ltd.	695,805	16,914,359
South Africa - 1.2%
Anglo American PLC (United Kingdom)	526,361	16,317,411
Thungela Resources Ltd.	85,381	609,924
TOTAL SOUTH AFRICA		16,927,335
Spain - 3.4%
Banco Santander SA (Spain)	7,239,382	35,372,873
Bankinter SA	775,300	6,316,561
Cellnex Telecom SA (b)	236,100	8,654,759
TOTAL SPAIN		50,344,193
Sweden - 1.8%
Investor AB (B Shares)	936,440	26,494,769
Switzerland - 3.3%
Swiss Life Holding AG	15,903	12,972,119
UBS Group AG (c)	226,726	6,955,954
Zurich Insurance Group Ltd.	48,031	28,319,328
TOTAL SWITZERLAND		48,247,401
United Kingdom - 14.7%
AstraZeneca PLC (United Kingdom)	120,012	17,076,940
B&M European Value Retail SA	624,200	3,119,694
BAE Systems PLC	1,930,351	31,112,064
Barratt Developments PLC	3,568,361	20,539,860
Beazley PLC	828,900	8,074,974
Bunzl PLC	187,000	8,227,258
Flutter Entertainment PLC (a)	19,100	4,467,609
HSBC Holdings PLC (United Kingdom)	2,352,600	21,592,218
Imperial Brands PLC	437,940	13,216,165
JD Sports Fashion PLC	2,315,400	3,702,135
Lloyds Banking Group PLC	27,740,239	19,040,910
London Stock Exchange Group PLC	90,200	12,225,338
Rolls-Royce Holdings PLC (a)	1,683,200	11,614,751
Standard Chartered PLC (United Kingdom)	1,502,549	17,424,136
Unilever PLC	414,185	25,266,126
TOTAL UNITED KINGDOM		216,700,178
United States of America - 10.0%
CRH PLC	333,902	31,864,268
Ferguson Enterprises, Inc.	57,416	11,342,171
GSK PLC	732,852	13,234,263
Holcim AG	188,410	18,562,820
Linde PLC	40,014	18,252,386
Shell PLC ADR	808,100	54,587,153
TOTAL UNITED STATES OF AMERICA		147,843,061
TOTAL COMMON STOCKS (Cost $1,204,839,849)		1,420,053,146

Nonconvertible Preferred Stocks - 0.5%
	Shares	Value ($)
Germany - 0.5%
Porsche Automobil Holding SE (Germany) (Cost $10,828,265)	180,900	7,515,177

Money Market Funds - 4.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (d)	62,029,872	62,042,278
Fidelity Securities Lending Cash Central Fund 4.87% (d)(e)	4,014,853	4,015,254
TOTAL MONEY MARKET FUNDS (Cost $66,057,532)		66,057,532

TOTAL INVESTMENT IN SECURITIES - 101.4% (Cost $1,281,725,646)	1,493,625,855
NET OTHER ASSETS (LIABILITIES) - (1.4)%	(21,341,658)
NET ASSETS - 100.0%	1,472,284,197

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $22,728,349 or 1.5% of net assets.

(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	17,765,904	492,950,692	448,676,335	1,863,507	2,017	-	62,042,278	0.1%
Fidelity Securities Lending Cash Central Fund 4.87%	-	42,688,746	38,673,492	4,345	-	-	4,015,254	0.0%
Total	17,765,904	535,639,438	487,349,827	1,867,852	2,017	-	66,057,532

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	43,497,319	20,336,153	23,161,166	-
Consumer Discretionary	75,116,427	36,289,665	38,826,762	-
Consumer Staples	57,420,650	-	57,420,650	-
Energy	124,616,777	64,687,237	59,929,540	-
Financials	515,682,845	202,874,689	312,808,156	-
Health Care	68,353,581	26,844,026	41,509,555	-
Industrials	263,692,072	78,888,475	184,803,597	-
Information Technology	64,288,570	3,938,547	60,350,023	-
Materials	191,751,982	73,262,904	118,489,078	-
Real Estate	13,669,796	13,669,796	-	-
Utilities	9,478,304	9,478,304	-	-

Money Market Funds	66,057,532	66,057,532	-	-
Total Investments in Securities:	1,493,625,855	596,327,328	897,298,527	-
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $3,847,761) - See accompanying schedule:
Unaffiliated issuers (cost $1,215,668,114)	$1,427,568,323
Fidelity Central Funds (cost $66,057,532)	66,057,532

Total Investment in Securities (cost $1,281,725,646)		$1,493,625,855
Foreign currency held at value (cost $41)		41
Receivable for investments sold		2,263,237
Receivable for fund shares sold		22,844,211
Dividends receivable		4,419,216
Reclaims receivable		2,608,290
Distributions receivable from Fidelity Central Funds		164,106
Prepaid expenses		1,436
Other receivables		1,901
Total assets		1,525,928,293
Liabilities
Payable for investments purchased	$43,640,365
Payable for fund shares redeemed	4,939,700
Accrued management fee	935,665
Distribution and service plan fees payable	8,499
Other payables and accrued expenses	104,613
Collateral on securities loaned	4,015,254
Total liabilities		53,644,096
Net Assets		$1,472,284,197
Net Assets consist of:
Paid in capital		$1,338,300,238
Total accumulated earnings (loss)		133,983,959
Net Assets		$1,472,284,197

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($20,609,449 ÷ 1,925,981 shares)(a)		$10.70
Maximum offering price per share (100/94.25 of $10.70)		$11.35
Class M :
Net Asset Value and redemption price per share ($4,729,704 ÷ 442,314 shares)(a)		$10.69
Maximum offering price per share (100/96.50 of $10.69)		$11.08
Class C :
Net Asset Value and offering price per share ($2,365,403 ÷ 220,755 shares)(a)		$10.72
International Value :
Net Asset Value, offering price and redemption price per share ($885,896,134 ÷ 82,627,126 shares)		$10.72
Class I :
Net Asset Value, offering price and redemption price per share ($164,277,317 ÷ 15,303,743 shares)		$10.73
Class Z :
Net Asset Value, offering price and redemption price per share ($394,406,190 ÷ 36,729,064 shares)		$10.74
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$35,976,004
Income from Fidelity Central Funds (including $4,345 from security lending)		1,867,852
Income before foreign taxes withheld		$37,843,856
Less foreign taxes withheld		(1,988,523)
Total income		35,855,333
Expenses
Management fee
Basic fee	$8,358,515
Performance adjustment	298,539
Transfer agent fees	431,250
Distribution and service plan fees	99,755
Accounting fees	130,449
Custodian fees and expenses	87,391
Independent trustees' fees and expenses	4,472
Registration fees	157,642
Audit fees	67,872
Legal	635
Interest	2,079
Miscellaneous	40,795
Total expenses before reductions	9,679,394
Expense reductions	(38,582)
Total expenses after reductions		9,640,812
Net Investment income (loss)		26,214,521
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	(2,935,391)
Fidelity Central Funds	2,017
Foreign currency transactions	(107,303)
Total net realized gain (loss)		(3,040,677)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	158,258,155
Assets and liabilities in foreign currencies	(8,233)
Total change in net unrealized appreciation (depreciation)		158,249,922
Net gain (loss)		155,209,245
Net increase (decrease) in net assets resulting from operations		$181,423,766
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,214,521	$18,147,329
Net realized gain (loss)	(3,040,677)	(17,312,969)
Change in net unrealized appreciation (depreciation)	158,249,922	104,612,501
Net increase (decrease) in net assets resulting from operations	181,423,766	105,446,861
Distributions to shareholders	(16,926,327)	(11,902,522)

Share transactions - net increase (decrease)	590,603,012	45,467,490
Total increase (decrease) in net assets	755,100,451	139,011,829

Net Assets
Beginning of period	717,183,746	578,171,917
End of period	$1,472,284,197	$717,183,746

Financial Highlights
Fidelity Advisor® International Value Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.85	$7.64	$9.65	$6.87	$8.25
Income from Investment Operations
Net investment income (loss) A,B	.22	.20	.24	.25 C	.13
Net realized and unrealized gain (loss)	1.81	1.15	(1.87)	2.66	(1.24)
Total from investment operations	2.03	1.35	(1.63)	2.91	(1.11)
Distributions from net investment income	(.18)	(.14)	(.38)	(.13)	(.24)
Distributions from net realized gain	-	-	-	-	(.03)
Total distributions	(.18)	(.14)	(.38)	(.13)	(.27)
Net asset value, end of period	$10.70	$8.85	$7.64	$9.65	$6.87
Total Return D,E	23.18%	17.72%	(17.43)%	42.56%	(14.01)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.15%	1.33%	1.46%	1.37%	1.30%
Expenses net of fee waivers, if any	1.14%	1.29%	1.30%	1.33%	1.30%
Expenses net of all reductions	1.14%	1.29%	1.30%	1.33%	1.28%
Net investment income (loss)	2.12%	2.21%	2.85%	2.77% C	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$20,609	$17,133	$12,080	$10,566	$5,947
Portfolio turnover rate H	29%	29%	25%	29% I	36%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.73%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Value Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.84	$7.63	$9.63	$6.86	$8.24
Income from Investment Operations
Net investment income (loss) A,B	.19	.18	.22	.23 C	.11
Net realized and unrealized gain (loss)	1.81	1.15	(1.87)	2.65	(1.25)
Total from investment operations	2.00	1.33	(1.65)	2.88	(1.14)
Distributions from net investment income	(.15)	(.12)	(.35)	(.11)	(.21)
Distributions from net realized gain	-	-	-	-	(.03)
Total distributions	(.15)	(.12)	(.35)	(.11)	(.24)
Net asset value, end of period	$10.69	$8.84	$7.63	$9.63	$6.86
Total Return D,E	22.87%	17.45%	(17.65)%	42.20%	(14.29)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.39%	1.59%	1.72%	1.62%	1.57%
Expenses net of fee waivers, if any	1.39%	1.54%	1.55%	1.58%	1.57%
Expenses net of all reductions	1.39%	1.54%	1.55%	1.58%	1.55%
Net investment income (loss)	1.88%	1.97%	2.60%	2.51% C	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$4,730	$4,196	$3,498	$4,375	$2,884
Portfolio turnover rate H	29%	29%	25%	29% I	36%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.48%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Value Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.85	$7.64	$9.60	$6.85	$8.22
Income from Investment Operations
Net investment income (loss) A,B	.14	.13	.18	.18 C	.07
Net realized and unrealized gain (loss)	1.83	1.15	(1.87)	2.65	(1.24)
Total from investment operations	1.97	1.28	(1.69)	2.83	(1.17)
Distributions from net investment income	(.10)	(.07)	(.27)	(.08)	(.17)
Distributions from net realized gain	-	-	-	-	(.03)
Total distributions	(.10)	(.07)	(.27)	(.08)	(.20)
Net asset value, end of period	$10.72	$8.85	$7.64	$9.60	$6.85
Total Return D,E	22.44%	16.74%	(18.01)%	41.45%	(14.67)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.88%	2.09%	2.23%	2.12%	2.07%
Expenses net of fee waivers, if any	1.88%	2.05%	2.05%	2.09%	2.07%
Expenses net of all reductions	1.88%	2.05%	2.05%	2.09%	2.05%
Net investment income (loss)	1.38%	1.46%	2.09%	2.00% C	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$2,365	$2,366	$2,190	$3,177	$2,947
Portfolio turnover rate H	29%	29%	25%	29% I	36%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® International Value Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.86	$7.65	$9.66	$6.87	$8.25
Income from Investment Operations
Net investment income (loss) A,B	.25	.22	.26	.28 C	.15
Net realized and unrealized gain (loss)	1.81	1.15	(1.86)	2.66	(1.23)
Total from investment operations	2.06	1.37	(1.60)	2.94	(1.08)
Distributions from net investment income	(.20)	(.16)	(.41)	(.15)	(.27)
Distributions from net realized gain	-	-	-	-	(.03)
Total distributions	(.20)	(.16)	(.41)	(.15)	(.30)
Net asset value, end of period	$10.72	$8.86	$7.65	$9.66	$6.87
Total Return D	23.58%	17.96%	(17.20)%	43.08%	(13.70)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.89%	1.01%	1.13%	1.01%	.94%
Expenses net of fee waivers, if any	.89%	1.01%	1.05%	1.01%	.94%
Expenses net of all reductions	.89%	1.01%	1.05%	1.01%	.92%
Net investment income (loss)	2.37%	2.50%	3.10%	3.09% C	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$885,896	$443,836	$367,478	$372,441	$406,661
Portfolio turnover rate G	29%	29%	25%	29% H	36%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.09 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.05%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Value Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.87	$7.66	$9.67	$6.88	$8.26
Income from Investment Operations
Net investment income (loss) A,B	.24	.22	.25	.28 C	.15
Net realized and unrealized gain (loss)	1.82	1.15	(1.86)	2.66	(1.24)
Total from investment operations	2.06	1.37	(1.61)	2.94	(1.09)
Distributions from net investment income	(.20)	(.16)	(.40)	(.15)	(.26)
Distributions from net realized gain	-	-	-	-	(.03)
Total distributions	(.20)	(.16)	(.40)	(.15)	(.29)
Net asset value, end of period	$10.73	$8.87	$7.66	$9.67	$6.88
Total Return D	23.55%	17.97%	(17.23)%	43.05%	(13.75)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.92%	1.02%	1.09%	1.07%	.98%
Expenses net of fee waivers, if any	.92%	1.01%	1.04%	1.05%	.98%
Expenses net of all reductions	.92%	1.01%	1.04%	1.05%	.97%
Net investment income (loss)	2.34%	2.50%	3.10%	3.05% C	2.03%
Supplemental Data
Net assets, end of period (000 omitted)	$164,277	$91,052	$74,751	$6,661	$10,406
Portfolio turnover rate G	29%	29%	25%	29% H	36%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.01%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Value Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$8.88	$7.66	$9.67	$6.87	$8.25
Income from Investment Operations
Net investment income (loss) A,B	.26	.24	.26	.30 C	.16
Net realized and unrealized gain (loss)	1.82	1.15	(1.86)	2.65	(1.23)
Total from investment operations	2.08	1.39	(1.60)	2.95	(1.07)
Distributions from net investment income	(.22)	(.17)	(.41)	(.15)	(.28)
Distributions from net realized gain	-	-	-	-	(.03)
Total distributions	(.22)	(.17)	(.41)	(.15)	(.31)
Net asset value, end of period	$10.74	$8.88	$7.66	$9.67	$6.87
Total Return D	23.71%	18.20%	(17.13)%	43.35%	(13.58)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.79%	.87%	.94%	.89%	.82%
Expenses net of fee waivers, if any	.79%	.86%	.89%	.89%	.82%
Expenses net of all reductions	.79%	.86%	.89%	.89%	.81%
Net investment income (loss)	2.47%	2.65%	3.25%	3.21% C	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$394,406	$158,601	$118,176	$11,946	$2,549
Portfolio turnover rate G	29%	29%	25%	29% H	36%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.10 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.17%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity International Value Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Fund offers Class A, Class M, Class C, International Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies(PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$247,348,887
Gross unrealized depreciation	(56,728,861)
Net unrealized appreciation (depreciation)	$190,620,026
Tax Cost	$1,303,005,829

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,190,247
Capital loss carryforward	$(87,713,748)
Net unrealized appreciation (depreciation) on securities and other investments	$190,507,459

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(39,068,564)
Long-term	(48,645,184)
Total capital loss carryforward	$(87,713,748)

Due to large redemptions in a prior period, approximately $26,969,064 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $5,836,972 of those capital losses per year to offset capital gains.

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$16,926,327	$ 11,902,522
Total	$16,926,327	$ 11,902,522

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Value Fund	886,772,470	311,424,446

5. Fees and Other Transactions with Affiliates
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.88
Class M	.88
Class C	.88
International Value	.87
Class I	.87
Class Z	.72

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.86
Class M	.86
Class C	.86
International Value	.81
Class I	.85
Class Z	.72

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity International Value Fund	MSCI EAFE Value Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of International Value. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .03%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	50,689	4,442
Class M	.25%	.25%	24,010	-
Class C	.75%	.25%	25,056	2,789
			99,755	7,231

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	7,667
Class M	390
Class CA	157
8,214

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.2000
Class C	.2000
International Value	.1862
Class I	.1887
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	13,318.21
Class M	3,233.21
Class C	1,788.21
International Value	320,255.19
Class I	64,834.19
Class Z	27,822.04
	431,250

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity International Value Fund	.0464

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity International Value Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Value Fund	223

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity International Value Fund	Borrower	6,717,500	5.57%	2,079

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity International Value Fund	57,269,315	17,011,297	2,036,115
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity International Value Fund	1,623
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Value Fund	483	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)

Class M	9

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $38,573.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity International Value Fund
Distributions to shareholders
Class A	$348,977	$221,998
Class M	72,953	54,560
Class C	27,673	19,445
International Value	10,313,599	7,434,045
Class I	2,133,490	1,572,298
Class Z	4,029,635	2,600,176
Total	$16,926,327	$11,902,522
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity International Value Fund
Class A
Shares sold	409,712	623,112	$4,210,717	$5,518,527
Reinvestment of distributions	36,641	26,113	346,659	219,873
Shares redeemed	(457,274)	(293,310)	(4,730,489)	(2,616,908)
Net increase (decrease)	(10,921)	355,915	$(173,113)	$3,121,492
Class M
Shares sold	25,444	71,877	$257,449	$625,739
Reinvestment of distributions	7,505	6,304	71,094	53,141
Shares redeemed	(65,455)	(61,576)	(674,620)	(547,185)
Net increase (decrease)	(32,506)	16,605	$(346,077)	$131,695
Class C
Shares sold	24,053	71,043	$245,624	$632,329
Reinvestment of distributions	2,901	2,290	27,673	19,445
Shares redeemed	(73,408)	(92,669)	(749,686)	(826,342)
Net increase (decrease)	(46,454)	(19,336)	$(476,389)	$(174,568)
International Value
Shares sold	43,576,697	14,718,149	$455,952,864	$131,108,890
Reinvestment of distributions	930,687	764,993	8,794,774	6,441,242
Shares redeemed	(11,974,365)	(13,435,468)	(123,234,962)	(119,112,195)
Net increase (decrease)	32,533,019	2,047,674	$341,512,676	$18,437,937
Class I
Shares sold	11,977,758	6,837,587	$126,009,409	$61,109,496
Reinvestment of distributions	221,911	184,152	2,101,443	1,552,405
Shares redeemed	(7,158,179)	(6,517,142)	(75,842,662)	(59,256,457)
Net increase (decrease)	5,041,490	504,597	$52,268,190	$3,405,444
Class Z
Shares sold	25,315,241	10,634,134	$265,920,733	$95,268,462
Reinvestment of distributions	352,743	273,689	3,336,691	2,304,458
Shares redeemed	(6,806,180)	(8,469,262)	(71,439,699)	(77,027,430)
Net increase (decrease)	18,861,804	2,438,561	$197,817,725	$20,545,490
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Value Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Value Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $672,350 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Class A, Class M, Class C, International Value, Class I and Class Z designates 100% of each dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Value Fund
Class A	12/11/2023	0.1812	0.0160
Class M	12/11/2023	0.1563	0.0160
Class C	12/11/2023	0.1093	0.0160
International Value	12/11/2023	0.2042	0.0160
Class I	12/11/2023	0.2042	0.0160
Class Z	12/11/2023	0.2177	0.0160

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Value Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked equal to the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board considered that the fund has a variable unified management fee that covers expenses for services beyond portfolio management.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.30%, 1.55%, 2.05%, 1.05%, 0.90%, and 1.05% through February 28, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.827482.118
FIV-ANN-1224
Fidelity® Emerging Markets Discovery Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Emerging Markets Discovery Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.5%
	Shares	Value ($)
Brazil - 11.7%
Afya Ltd. Class A (a)(b)	728,459	12,208,973
Atacadao SA	5,656,194	7,328,425
Caixa Seguridade Participacoes	4,438,190	11,055,361
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	56,300	896,764
Equatorial Energia SA	2,238,320	12,436,617
Hapvida Participacoes e Investimentos SA (a)(c)	13,804,280	8,405,450
Hypera SA (a)	2,243,499	8,576,749
Localiza Rent a Car SA	1,335,849	9,709,972
LOG Commercial Properties e Participacoes SA	2,601,156	10,178,026
Lojas Renner SA	3,820,340	12,272,088
Orizon Valorizacao de Residuos SA (a)	1,412,810	11,332,491
PRIO SA	1,731,810	12,276,561
Rumo SA	3,550,856	12,223,362
XP, Inc. Class A	574,482	10,030,456
TOTAL BRAZIL		138,931,295
Chile - 1.0%
Banco de Chile sponsored ADR	501,379	11,631,993
China - 21.4%
Airtac International Group	449,330	12,477,934
China Communications Services Corp. Ltd. (H Shares)	25,852,394	13,889,166
China Resources Beer Holdings Co. Ltd.	3,349,083	12,405,994
Cloud Music, Inc. (a)(c)	297,780	4,765,503
DouYu International Holdings Ltd. ADR	574,703	6,218,286
Far East Horizon Ltd.	14,856,244	10,369,502
Fu Shou Yuan International Group Ltd.	17,848,916	9,064,736
Guangdong Investment Ltd.	21,384,860	13,613,120
Haier Smart Home Co. Ltd. (A Shares)	3,340,261	13,722,535
Haitian International Holdings Ltd.	4,452,227	12,314,777
Hansoh Pharmaceutical Group Co. Ltd. (c)	5,137,968	11,979,431
Li Ning Co. Ltd.	5,903,190	12,044,921
New Oriental Education & Technology Group, Inc. sponsored ADR	97,450	6,100,370
Proya Cosmetics Co. Ltd. (A Shares)	74,600	1,005,534
Shenzhen Inovance Technology Co. Ltd. (A Shares)	1,813,937	14,158,012
Shenzhen YUTO Packaging Technology Co. Ltd. (A Shares)	3,317,073	11,880,611
Sinopec Engineering Group Co. Ltd. (H Shares)	21,204,232	14,723,521
Sinotruk Hong Kong Ltd.	5,450,485	14,711,296
SITC International Holdings Co. Ltd.	5,814,390	16,433,278
TAL Education Group ADR (a)	752,510	8,367,911
Tencent Music Entertainment Group ADR	689,730	7,676,695
Tongdao Liepin Group (a)(b)	11,555,797	3,387,854
TravelSky Technology Ltd. (H Shares)	9,891,419	13,863,674
Tsingtao Brewery Co. Ltd. (H Shares)	1,158,266	7,458,178
TOTAL CHINA		252,632,839
Georgia - 1.1%
Bank of Georgia Group PLC	233,426	12,521,232
Greece - 1.9%
Athens International Airport SA	884,730	7,554,566
OPAP SA	858,290	14,638,926
TOTAL GREECE		22,193,492
Hong Kong - 2.2%
ASMPT Ltd.	1,137,733	12,333,982
WH Group Ltd. (c)	18,011,743	14,018,836
TOTAL HONG KONG		26,352,818
Hungary - 0.9%
Richter Gedeon PLC	367,685	10,620,899
India - 13.3%
Bharat Electronics Ltd.	3,135,123	10,582,631
Computer Age Management Services Private Ltd.	246,610	12,992,503
Deccan Cements Ltd. (d)	730,039	5,077,547
Eicher Motors Ltd.	251,913	14,620,048
Embassy Office Parks (REIT)	3,159,365	14,835,908
Hindustan Aeronautics Ltd.	192,760	9,699,793
Indraprastha Gas Ltd.	1,816,383	9,056,864
ITC Ltd.	2,410,885	13,987,325
Mahanagar Gas Ltd.	589,800	10,084,904
Manappuram Finance Ltd.	5,207,593	9,683,859
Oberoi Realty Ltd.	616,791	14,370,770
Shriram Finance Ltd.	450,697	16,732,681
Torrent Pharmaceuticals Ltd.	416,598	15,834,735
TOTAL INDIA		157,559,568
Indonesia - 2.1%
First Resources Ltd.	9,294,741	10,235,687
PT United Tractors Tbk	8,203,290	14,319,016
TOTAL INDONESIA		24,554,703
Korea (South) - 6.2%
Coway Co. Ltd.	328,719	15,067,389
Db Insurance Co. Ltd.	184,445	14,585,410
Fila Holdings Corp.	361,245	10,460,304
Hansol Chemical Co. Ltd.	85,668	7,792,231
Hyundai Marine & Fire Insurance Co. Ltd.	358,879	7,900,220
KT&G Corp.	22,225	1,771,208
SFA Engineering Corp.	467,810	7,129,142
Soulbrain Co. Ltd.	58,867	8,605,676
TOTAL KOREA (SOUTH)		73,311,580
Malaysia - 0.0%
Scientex Bhd warrants 1/14/26 (a)	130,640	14,694
Mexico - 4.8%
Corporacion Inmobiliaria Vesta S.A.B. de CV	3,294,270	8,608,780
FIBRA Macquarie Mexican (REIT) (c)	5,190,385	8,591,197
Fibra Uno Administracion SA de CV	6,293,836	7,247,057
Gruma S.A.B. de CV Series B	70,368	1,215,522
Grupo Comercial Chedraui S.A.B. de CV (b)	2,008,973	12,711,765
Qualitas Controladora S.A.B. de CV	1,396,363	9,769,202
Regional S.A.B. de CV	1,444,162	9,171,127
TOTAL MEXICO		57,314,650
Panama - 1.1%
Copa Holdings SA Class A	139,510	13,574,323
Philippines - 0.8%
Robinsons Land Corp.	38,069,229	10,013,839
Poland - 1.6%
Allegro.eu SA (a)(c)	996,340	8,741,855
Dino Polska SA (a)(c)	117,710	9,754,396
TOTAL POLAND		18,496,251
Russia - 0.0%
LSR Group OJSC (a)(e)	67,346	0
TCS Group Holding PLC GDR (a)(e)	59,253	0
TOTAL RUSSIA		0
Saudi Arabia - 2.3%
Bupa Arabia for Cooperative Insurance Co.	244,271	13,099,071
Catrion Catering Holding Co.	450,860	14,285,577
TOTAL SAUDI ARABIA		27,384,648
South Africa - 5.4%
Bidvest Group Ltd./The	897,607	14,525,197
FirstRand Ltd.	3,021,536	13,275,708
Impala Platinum Holdings Ltd. (a)	3,079,750	20,327,981
Mr Price Group Ltd.	1,079,938	15,752,872
TOTAL SOUTH AFRICA		63,881,758
Taiwan - 17.6%
BizLink Holding, Inc.	1,106,788	16,006,888
Chailease Holding Co. Ltd.	2,514,621	11,813,773
Cleanaway Co. Ltd.	1,910,105	10,913,399
E Ink Holdings, Inc.	1,434,650	13,470,917
Innodisk Corp.	1,229,280	9,802,534
International Games Systems Co. Ltd.	479,800	15,188,075
King Yuan Electronics Co. Ltd.	3,739,870	14,141,095
Makalot Industrial Co. Ltd.	1,081,768	11,643,511
Nanya Technology Corp. (a)	7,322,900	9,513,628
Nien Made Enterprise Co. Ltd.	1,014,960	15,173,423
Parade Technologies Ltd.	543,735	11,875,530
Poya International Co. Ltd.	802,947	12,520,495
Realtek Semiconductor Corp.	1,014,372	14,931,813
Unimicron Technology Corp.	2,730,504	13,378,630
Wiwynn Corp.	220,590	12,581,918
Yageo Corp.	926,600	15,811,321
TOTAL TAIWAN		208,766,950
Turkey - 0.9%
Mavi Jeans Class B (c)	4,549,692	10,117,803
United Arab Emirates - 2.2%
ADNOC Drilling Co. PJSC	9,245,700	12,762,064
Aldar Properties PJSC	6,224,111	12,912,355
TOTAL UNITED ARAB EMIRATES		25,674,419
United States of America - 0.9%
FirstCash Holdings, Inc.	102,540	10,609,814
Vietnam - 0.1%
FPT Corp.	259,494	1,389,181
TOTAL COMMON STOCKS (Cost $1,051,672,297)		1,177,548,749

Money Market Funds - 2.5%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	15,111,127	15,114,149
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	14,199,040	14,200,460
TOTAL MONEY MARKET FUNDS (Cost $29,314,609)		29,314,609

TOTAL INVESTMENT IN SECURITIES - 102.0% (Cost $1,080,986,906)	1,206,863,358
NET OTHER ASSETS (LIABILITIES) - (2.0)%	(23,625,749)
NET ASSETS - 100.0%	1,183,237,609

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $76,374,471 or 6.5% of net assets.

(d)	Affiliated company
(e)	Level 3 security
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	41,349,421	379,474,507	405,709,717	1,501,921	(62)	-	15,114,149	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	11,126,496	176,028,363	172,954,399	519,971	-	-	14,200,460	0.1%
Total	52,475,917	555,502,870	578,664,116	2,021,892	(62)	-	29,314,609

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Deccan Cements Ltd.	4,283,550	283,827	125,952	20,766	(30,613)	666,735	5,077,547
Total	4,283,550	283,827	125,952	20,766	(30,613)	666,735	5,077,547

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	37,236,413	13,894,981	23,341,432	-
Consumer Discretionary	216,381,834	72,447,926	143,933,908	-
Consumer Staples	91,892,870	31,010,108	60,882,762	-
Energy	39,357,641	25,038,625	14,319,016	-
Financials	172,249,409	87,888,256	84,361,153	-
Health Care	55,417,264	27,603,098	27,814,166	-
Industrials	249,237,828	68,680,291	180,557,537	-
Information Technology	129,230,549	-	129,230,549	-
Materials	53,698,740	-	53,698,740	-
Real Estate	86,757,932	47,537,415	39,220,517	-
Utilities	46,088,269	13,333,381	32,754,888	-

Money Market Funds	29,314,609	29,314,609	-	-
Total Investments in Securities:	1,206,863,358	416,748,690	790,114,668	-
Fidelity® Emerging Markets Discovery Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $13,645,459) - See accompanying schedule:
Unaffiliated issuers (cost $1,046,576,769)	$1,172,471,202
Fidelity Central Funds (cost $29,314,609)	29,314,609
Other affiliated issuers (cost $5,095,528)	5,077,547

Total Investment in Securities (cost $1,080,986,906)		$1,206,863,358
Cash		43,050
Foreign currency held at value (cost $1,011,427)		1,008,648
Receivable for fund shares sold		1,039,042
Dividends receivable		1,356,489
Distributions receivable from Fidelity Central Funds		53,119
Prepaid expenses		1,505
Other receivables		117,976
Total assets		1,210,483,187
Liabilities
Payable for investments purchased	$1,777,902
Payable for fund shares redeemed	1,148,731
Accrued management fee	939,324
Distribution and service plan fees payable	11,659
Deferred taxes	8,954,830
Other payables and accrued expenses	212,672
Collateral on securities loaned	14,200,460
Total liabilities		27,245,578
Net Assets		$1,183,237,609
Net Assets consist of:
Paid in capital		$1,056,581,883
Total accumulated earnings (loss)		126,655,726
Net Assets		$1,183,237,609

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($30,907,114 ÷ 1,880,143 shares)(a)		$16.44
Maximum offering price per share (100/94.25 of $16.44)		$17.44
Class M :
Net Asset Value and redemption price per share ($5,103,473 ÷ 311,392 shares)(a)		$16.39
Maximum offering price per share (100/96.50 of $16.39)		$16.98
Class C :
Net Asset Value and offering price per share ($3,145,677 ÷ 197,534 shares)(a)		$15.92
Emerging Markets Discovery :
Net Asset Value, offering price and redemption price per share ($411,219,829 ÷ 24,817,756 shares)		$16.57
Class I :
Net Asset Value, offering price and redemption price per share ($553,443,539 ÷ 33,314,841 shares)		$16.61
Class Z :
Net Asset Value, offering price and redemption price per share ($179,417,977 ÷ 10,815,737 shares)		$16.59
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends (including $20,766 earned from affiliated issuers)		$41,656,617
Special dividends		5,609,101
Interest		2,667
Income from Fidelity Central Funds (including $519,971 from security lending)		2,021,892
Income before foreign taxes withheld		$49,290,277
Less foreign taxes withheld		(4,301,451)
Total income		44,988,826
Expenses
Management fee	$10,662,307
Transfer agent fees	622,458
Distribution and service plan fees	138,113
Accounting fees	167,037
Custodian fees and expenses	395,619
Independent trustees' fees and expenses	5,229
Registration fees	149,468
Audit fees	93,036
Legal	800
Interest	19,574
Miscellaneous	49,001
Total expenses before reductions	12,302,642
Expense reductions	(51,636)
Total expenses after reductions		12,251,006
Net Investment income (loss)		32,737,820
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $5,730,976)	2,695,328
Fidelity Central Funds	(62)
Other affiliated issuers	(30,613)
Foreign currency transactions	79,897
Total net realized gain (loss)		2,744,550
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $4,939,770)	108,824,794
Affiliated issuers	666,735
Assets and liabilities in foreign currencies	(68,602)
Total change in net unrealized appreciation (depreciation)		109,422,927
Net gain (loss)		112,167,477
Net increase (decrease) in net assets resulting from operations		$144,905,297
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$32,737,820	$16,742,394
Net realized gain (loss)	2,744,550	(3,777,524)
Change in net unrealized appreciation (depreciation)	109,422,927	49,069,215
Net increase (decrease) in net assets resulting from operations	144,905,297	62,034,085
Distributions to shareholders	(23,040,155)	(8,639,871)

Share transactions - net increase (decrease)	132,171,089	444,710,316
Total increase (decrease) in net assets	254,036,231	498,104,530

Net Assets
Beginning of period	929,201,378	431,096,848
End of period	$1,183,237,609	$929,201,378

Financial Highlights
Fidelity Advisor® Emerging Markets Discovery Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.69	$12.89	$18.36	$13.93	$13.66
Income from Investment Operations
Net investment income (loss) A,B	.40 C	.31	.31	.11	.04
Net realized and unrealized gain (loss)	1.65	1.69	(3.92)	4.37	.34
Total from investment operations	2.05	2.00	(3.61)	4.48	.38
Distributions from net investment income	(.30)	(.20)	(.37)	(.05)	(.11)
Distributions from net realized gain	-	-	(1.49)	-	-
Total distributions	(.30)	(.20)	(1.86)	(.05)	(.11)
Net asset value, end of period	$16.44	$14.69	$12.89	$18.36	$13.93
Total Return D,E	14.09%	15.56%	(21.58)%	32.23%	2.76%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.30%	1.43%	1.49%	1.49%	1.54%
Expenses net of fee waivers, if any	1.29%	1.42%	1.49%	1.49%	1.53%
Expenses net of all reductions	1.29%	1.42%	1.49%	1.49%	1.51%
Net investment income (loss)	2.45% C	2.07%	2.11%	.60%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$30,907	$23,373	$16,063	$18,900	$11,745
Portfolio turnover rate H	29%	30%	33%	64%	43%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.99%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Emerging Markets Discovery Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.65	$12.85	$18.30	$13.89	$13.62
Income from Investment Operations
Net investment income (loss) A,B	.36 C	.27	.27	.06	- D
Net realized and unrealized gain (loss)	1.65	1.68	(3.91)	4.36	.34
Total from investment operations	2.01	1.95	(3.64)	4.42	.34
Distributions from net investment income	(.27)	(.15)	(.32)	(.01)	(.07)
Distributions from net realized gain	-	-	(1.49)	-	-
Total distributions	(.27)	(.15)	(1.81)	(.01)	(.07)
Net asset value, end of period	$16.39	$14.65	$12.85	$18.30	$13.89
Total Return E,F	13.80%	15.25%	(21.77)%	31.82%	2.49%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.50%	1.69%	1.75%	1.76%	1.83%
Expenses net of fee waivers, if any	1.50%	1.69%	1.75%	1.76%	1.83%
Expenses net of all reductions	1.50%	1.68%	1.75%	1.76%	1.80%
Net investment income (loss)	2.25% C	1.80%	1.85%	.33%	.03%
Supplemental Data
Net assets, end of period (000 omitted)	$5,103	$6,560	$4,355	$6,095	$4,552
Portfolio turnover rate I	29%	30%	33%	64%	43%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.78%.
DAmount represents less than $.005 per share.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Emerging Markets Discovery Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.23	$12.47	$17.78	$13.55	$13.29
Income from Investment Operations
Net investment income (loss) A,B	.27 C	.19	.19	(.03)	(.06)
Net realized and unrealized gain (loss)	1.59	1.65	(3.81)	4.26	.32
Total from investment operations	1.86	1.84	(3.62)	4.23	.26
Distributions from net investment income	(.17)	(.08)	(.20)	-	-
Distributions from net realized gain	-	-	(1.49)	-	-
Total distributions	(.17)	(.08)	(1.69)	-	-
Net asset value, end of period	$15.92	$14.23	$12.47	$17.78	$13.55
Total Return D,E	13.16%	14.76%	(22.21)%	31.22%	1.96%
Ratios to Average Net Assets B,F,G
Expenses before reductions	2.02%	2.20%	2.25%	2.25%	2.32%
Expenses net of fee waivers, if any	2.02%	2.19%	2.25%	2.25%	2.31%
Expenses net of all reductions	2.02%	2.19%	2.25%	2.25%	2.29%
Net investment income (loss)	1.73% C	1.29%	1.35%	(.16)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$3,146	$3,300	$3,079	$4,995	$5,080
Portfolio turnover rate H	29%	30%	33%	64%	43%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.26%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the contingent deferred sales charge.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Emerging Markets Discovery Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.80	$12.98	$18.48	$14.02	$13.75
Income from Investment Operations
Net investment income (loss) A,B	.45 C	.35	.36	.16	.08
Net realized and unrealized gain (loss)	1.66	1.71	(3.95)	4.40	.34
Total from investment operations	2.11	2.06	(3.59)	4.56	.42
Distributions from net investment income	(.34)	(.24)	(.42)	(.10)	(.15)
Distributions from net realized gain	-	-	(1.49)	-	-
Total distributions	(.34)	(.24)	(1.91)	(.10)	(.15)
Net asset value, end of period	$16.57	$14.80	$12.98	$18.48	$14.02
Total Return D	14.38%	15.94%	(21.37)%	32.63%	3.07%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.01%	1.15%	1.19%	1.19%	1.23%
Expenses net of fee waivers, if any	1.00%	1.15%	1.19%	1.18%	1.23%
Expenses net of all reductions	1.00%	1.15%	1.19%	1.18%	1.20%
Net investment income (loss)	2.74% C	2.34%	2.41%	.90%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$411,220	$368,811	$248,805	$283,133	$189,784
Portfolio turnover rate G	29%	30%	33%	64%	43%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.28%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Emerging Markets Discovery Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.85	$13.03	$18.54	$14.06	$13.79
Income from Investment Operations
Net investment income (loss) A,B	.45 C	.36	.34	.16	.08
Net realized and unrealized gain (loss)	1.66	1.71	(3.95)	4.41	.34
Total from investment operations	2.11	2.07	(3.61)	4.57	.42
Distributions from net investment income	(.35)	(.25)	(.41)	(.09)	(.15)
Distributions from net realized gain	-	-	(1.49)	-	-
Total distributions	(.35)	(.25)	(1.90)	(.09)	(.15)
Net asset value, end of period	$16.61	$14.85	$13.03	$18.54	$14.06
Total Return D	14.34%	15.99%	(21.37)%	32.62%	3.07%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.04%	1.12%	1.17%	1.19%	1.24%
Expenses net of fee waivers, if any	1.04%	1.11%	1.16%	1.19%	1.23%
Expenses net of all reductions	1.04%	1.11%	1.16%	1.19%	1.21%
Net investment income (loss)	2.71% C	2.37%	2.44%	.90%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$553,444	$404,844	$129,250	$27,397	$28,034
Portfolio turnover rate G	29%	30%	33%	64%	43%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.24%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Emerging Markets Discovery Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$14.82	$13.00	$18.51	$14.04	$13.77
Income from Investment Operations
Net investment income (loss) A,B	.46 C	.38	.37	.19	.10
Net realized and unrealized gain (loss)	1.67	1.70	(3.95)	4.40	.35
Total from investment operations	2.13	2.08	(3.58)	4.59	.45
Distributions from net investment income	(.36)	(.26)	(.44)	(.12)	(.18)
Distributions from net realized gain	-	-	(1.49)	-	-
Total distributions	(.36)	(.26)	(1.93)	(.12)	(.18)
Net asset value, end of period	$16.59	$14.82	$13.00	$18.51	$14.04
Total Return D	14.54%	16.10%	(21.27)%	32.82%	3.24%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.93%	.99%	1.03%	1.05%	1.09%
Expenses net of fee waivers, if any	.92%	.98%	1.03%	1.05%	1.08%
Expenses net of all reductions	.92%	.98%	1.03%	1.05%	1.06%
Net investment income (loss)	2.82% C	2.50%	2.57%	1.04%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$179,418	$122,312	$29,546	$16,365	$11,561
Portfolio turnover rate G	29%	30%	33%	64%	43%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.08 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 2.35%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Emerging Markets Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Emerging Markets Discovery, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$230,277,161
Gross unrealized depreciation	(127,658,371)
Net unrealized appreciation (depreciation)	$102,618,790
Tax Cost	$1,104,244,568

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$39,366,739
Capital loss carryforward	$(6,274,551)
Net unrealized appreciation (depreciation) on securities and other investments	$102,518,367

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(6,274,551)
Long-term	-
Total capital loss carryforward	$(6,274,551)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$23,040,155	$ 8,639,871

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Emerging Markets Discovery Fund	503,190,198	335,845,048
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	1.02
Class M	1.02
Class C	1.02
Emerging Markets Discovery	1.00
Class I	1.01
Class Z	0.88

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.95
Class M	.95
Class C	.95
Emerging Markets Discovery	.91
Class I	.95
Class Z	.83

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .60% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .82%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.50% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	73,743	5,896
Class M	.25%	.25%	30,390	12
Class C	.75%	.25%	33,980	3,645
			138,113	9,553

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	8,721
Class M	684
Class CA	164
9,569

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	0.2000
Class M	0.2000
Class C	0.2000
Emerging Markets Discovery	0.2000
Class I	0.1752
Class Z	0.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	18,487.20
Class M	4,771.21
Class C	2,429.21
Emerging Markets Discovery	283,822.20
Class I	292,454.17
Class Z	20,495.04
	622,458

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Emerging Markets Discovery Fund	.0455

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Emerging Markets Discovery Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Emerging Markets Discovery Fund	937

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Emerging Markets Discovery Fund	Borrower	6,016,190	5.48%	19,217

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Emerging Markets Discovery Fund	1,344,442	9,916,279	(839,589)
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Emerging Markets Discovery Fund	1,884
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Emerging Markets Discovery Fund	56,433	-	-
8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Emerging Markets Discovery Fund	2,201,000	5.83%	357
9. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1,062. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)

Class M	30

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $50,544.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Emerging Markets Discovery Fund
Distributions to shareholders
Class A	$509,536	$244,475
Class M	117,571	51,851
Class C	40,122	19,009
Emerging Markets Discovery	8,637,465	4,513,320
Class I	10,634,852	3,021,352
Class Z	3,100,609	789,864
Total	$23,040,155	$8,639,871
11. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Emerging Markets Discovery Fund
Class A
Shares sold	589,656	510,197	$9,506,630	$7,644,504
Reinvestment of distributions	32,877	17,518	509,269	244,303
Shares redeemed	(333,376)	(183,067)	(5,440,815)	(2,708,612)
Net increase (decrease)	289,157	344,648	$4,575,084	$5,180,195
Class M
Shares sold	32,443	154,343	$528,491	$2,297,021
Reinvestment of distributions	7,600	3,721	117,571	51,851
Shares redeemed	(176,394)	(49,285)	(2,861,973)	(724,267)
Net increase (decrease)	(136,351)	108,779	$(2,215,911)	$1,624,605
Class C
Shares sold	39,779	67,155	$631,296	$954,938
Reinvestment of distributions	2,657	1,399	40,122	19,009
Shares redeemed	(76,848)	(83,426)	(1,216,417)	(1,201,723)
Net increase (decrease)	(34,412)	(14,872)	$(544,999)	$(227,776)
Emerging Markets Discovery
Shares sold	8,550,200	10,451,564	$138,799,157	$157,422,112
Reinvestment of distributions	500,754	291,173	7,796,740	4,078,445
Shares redeemed	(9,155,683)	(4,985,788)	(150,486,850)	(74,007,673)
Net increase (decrease)	(104,729)	5,756,949	$(3,890,953)	$87,492,884
Class I
Shares sold	21,327,643	21,737,486	$346,080,275	$328,505,575
Reinvestment of distributions	647,193	205,837	10,102,677	2,893,435
Shares redeemed	(15,930,728)	(4,589,758)	(262,986,812)	(69,325,801)
Net increase (decrease)	6,044,108	17,353,565	$93,196,140	$262,073,209
Class Z
Shares sold	6,301,582	7,691,312	$103,483,546	$114,184,599
Reinvestment of distributions	169,011	55,484	2,631,506	777,160
Shares redeemed	(3,907,594)	(1,766,483)	(65,063,324)	(26,394,560)
Net increase (decrease)	2,562,999	5,980,313	$41,051,728	$88,567,199
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Emerging Markets Discovery Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Emerging Markets Discovery Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 12, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $1,011,550 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 68.29%, Class M designates 76.22%, Class C designates 100%, Retail Class designates 62.01%, Class I designates 60.42%, and Class Z designates 58.33% of the dividend distributed in December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Emerging Markets Discovery Fund
Class A	12/11/2023	$0.3277	$0.0436
Class M	12/11/2023	$0.2936	$0.0436
Class C	12/11/2023	$0.2054	$0.0436
Retail Class	12/11/2023	$0.3609	$0.0436
Class I	12/11/2023	$0.3704	$0.0436
Class Z	12/11/2023	$0.3836	$0.0436

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Emerging Markets Discovery Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse Class A, Class M, Class C, Class I, Class Z, and the retail class of the fund to the extent that total operating expenses, with certain exceptions, as a percentage of their respective average net assets, exceed 1.55%, 1.80%, 2.30%, 1.30%, 1.15%, and 1.30% through February 28, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.931237.112
EMD-TEK-ANN-1224
Fidelity® International Discovery Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Discovery Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.2%
	Shares	Value ($) (000s)
Australia - 2.5%
Aristocrat Leisure Ltd.	1,676,246	67,452
Brazilian Rare Earths Ltd.	3,982,215	7,010
Canva, Inc. Class A (a)(b)	5,900	6,577
CAR Group Ltd.	2,310,342	56,906
IperionX Ltd. (c)(d)	22,329,668	48,121
National Storage REIT unit	38,936,591	64,058
TOTAL AUSTRALIA		250,124
Bailiwick of Jersey - 0.5%
JTC PLC (e)	3,742,797	49,613
Belgium - 1.7%
UCB SA	853,149	164,073
Brazil - 2.0%
Localiza Rent a Car SA	2,682,900	19,501
MercadoLibre, Inc. (c)	55,551	113,167
Nu Holdings Ltd. Class A (c)	3,873,730	58,455
TOTAL BRAZIL		191,123
Canada - 4.6%
Alimentation Couche-Tard, Inc. (multi-vtg.)	1,263,730	65,903
Cameco Corp.	1,034,217	54,045
Canadian Natural Resources Ltd.	3,484,580	118,501
Constellation Software, Inc.	63,924	192,782
Constellation Software, Inc. warrants 3/31/40 (b)(c)	50,942	0
Definity Financial Corp.	504,279	19,460
Lumine Group, Inc. (c)	158,132	3,682
TOTAL CANADA		454,373
China - 1.3%
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	1,102,200	29,761
Chervon Holdings Ltd.	2,739,147	7,213
JD.com, Inc. sponsored ADR	1,236,500	50,227
PDD Holdings, Inc. ADR (c)	364,100	43,907
TOTAL CHINA		131,108
Denmark - 3.5%
DSV A/S	192,800	41,904
Novo Nordisk A/S Series B	2,330,724	261,426
Tryg A/S	1,570,146	36,977
TOTAL DENMARK		340,307
France - 9.0%
Air Liquide SA	770,868	138,218
AXA SA	4,055,599	152,284
BNP Paribas SA	659,267	45,024
Danone SA	724,200	51,736
EssilorLuxottica SA	439,962	103,084
Hermes International SCA	69,401	156,568
L'Oreal SA	169,985	63,773
LVMH Moet Hennessy Louis Vuitton SE	83,667	55,699
Safran SA	542,475	122,798
TOTAL FRANCE		889,184
Germany - 6.9%
adidas AG	269,744	64,601
CTS Eventim AG	250,700	26,302
Merck KGaA	429,609	71,031
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	189,982	97,153
Nexus AG	563,060	29,490
Rheinmetall AG	263,902	135,837
SAP SE	631,621	147,474
Siemens AG	563,237	109,578
Talanx AG	1	0
TOTAL GERMANY		681,466
Hong Kong - 0.6%
AIA Group Ltd.	7,963,934	62,854
Hungary - 0.3%
Richter Gedeon PLC	846,525	24,453
India - 2.7%
360 ONE WAM Ltd.	2,167,100	28,042
Avenue Supermarts Ltd. (c)(e)	505,358	23,586
Computer Age Management Services Private Ltd.	717,700	37,812
HDFC Bank Ltd.	4,958,019	101,908
HDFC Bank Ltd. sponsored ADR	404	25
Larsen & Toubro Ltd.	964,673	41,438
Lenskart Solutions Pvt Ltd. (a)(b)(c)	3,274,000	9,471
Pine Labs Private Ltd. (a)(b)(c)	8,672	3,228
Zomato Ltd. (c)	8,245,300	23,655
TOTAL INDIA		269,165
Ireland - 1.8%
Cairn Homes PLC	26,936,301	62,380
Dalata Hotel Group PLC	4,261,993	19,842
Kingspan Group PLC (Ireland)	1,098,237	96,345
TOTAL IRELAND		178,567
Israel - 0.4%
Wix.com Ltd. (c)	253,030	42,286
Italy - 5.0%
BFF Bank SpA (e)	3,140,339	30,658
Ferrari NV (f)	158,013	75,195
FinecoBank SpA	1,617,890	25,844
Prysmian SpA	1,118,596	78,870
Recordati SpA	215,547	12,215
UniCredit SpA	5,996,302	265,272
TOTAL ITALY		488,054
Japan - 17.5%
Capcom Co. Ltd.	2,836,342	56,127
Daiichi Sankyo Co. Ltd.	1,957,017	63,697
Fast Retailing Co. Ltd.	380,780	121,744
Fuji Electric Co. Ltd.	1,113,615	56,714
Hitachi Ltd.	11,562,855	290,514
Hoya Corp.	709,721	94,956
Itochu Corp.	3,201,267	158,360
JEOL Ltd.	584,500	21,682
Mitsubishi Heavy Industries Ltd.	5,844,891	82,512
Mitsubishi UFJ Financial Group, Inc.	8,726,686	91,981
ORIX Corp.	5,659,074	119,236
Pan Pacific International Holdings Ltd.	2,267,144	56,244
Recruit Holdings Co. Ltd.	1,429,800	87,307
Renesas Electronics Corp.	2,085,544	27,943
Shin-Etsu Chemical Co. Ltd.	3,556,468	130,323
Sony Group Corp.	4,537,715	79,853
Sumitomo Mitsui Financial Group, Inc.	3,268,818	69,346
Tokio Marine Holdings, Inc.	2,103,564	75,762
Tokyo Seimitsu Co. Ltd.	398,311	21,433
Visional, Inc. (c)	360,594	19,295
TOTAL JAPAN		1,725,029
Kazakhstan - 0.2%
Kaspi.KZ JSC ADR	131,410	14,473
Korea (South) - 0.4%
SK Hynix, Inc.	256,870	33,738
Luxembourg - 0.7%
CVC Capital Partners PLC (c)(e)	3,023,118	63,433
Netherlands - 5.9%
ASML Holding NV (Netherlands)	304,544	205,784
BE Semiconductor Industries NV	723,750	77,104
EXOR NV	211,710	22,384
IMCD NV	224,144	35,609
ING Groep NV (Certificaten Van Aandelen)	4,822,779	81,844
Topicus.Com, Inc.	101,061	8,651
Wolters Kluwer NV	900,685	151,563
TOTAL NETHERLANDS		582,939
Puerto Rico - 0.3%
Liberty Latin America Ltd.:
Class A (c)	2,078,340	20,347
Class C (c)	1,347,944	13,048
TOTAL PUERTO RICO		33,395
Spain - 1.1%
CaixaBank SA (f)	17,131,653	104,396
Puig Brands SA Class B	336,393	7,757
TOTAL SPAIN		112,153
Sweden - 3.6%
ASSA ABLOY AB (B Shares)	1,444,195	45,236
Indutrade AB	3,886,822	105,282
Investor AB (B Shares)	5,149,033	145,682
Kry International AB (a)(b)(c)	194,526	4,077
Lagercrantz Group AB (B Shares)	2,925,397	57,055
TOTAL SWEDEN		357,332
Switzerland - 1.1%
Partners Group Holding AG	76,176	105,238
Taiwan - 2.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	6,378,000	200,662
United Kingdom - 15.2%
3i Group PLC	3,492,099	143,203
AstraZeneca PLC (United Kingdom)	1,008,455	143,497
BAE Systems PLC	7,197,767	116,009
Baltic Classifieds Group PLC	4,756,761	19,352
Bellway PLC	619,500	22,654
Berkeley Group Holdings PLC	409,100	23,345
Big Yellow Group PLC	1,839,512	28,653
Compass Group PLC	5,059,305	164,308
Diploma PLC	734,597	40,333
Flutter Entertainment PLC (c)(f)	313,857	73,413
Games Workshop Group PLC	424,330	65,439
JD Sports Fashion PLC	11,516,386	18,414
London Stock Exchange Group PLC	1,121,820	152,047
RELX PLC (London Stock Exchange)	3,349,079	153,588
Sage Group PLC	1,828,090	22,851
Starling Bank Ltd. Series D (a)(b)(c)	6,223,100	25,437
Unilever PLC	3,153,489	192,369
Zegona Communications PLC (c)	20,350,692	87,121
TOTAL UNITED KINGDOM		1,492,033
United States of America - 5.4%
CRH PLC	1,215,042	115,844
Linde PLC	216,132	98,589
NVIDIA Corp.	376,100	49,931
Schneider Electric SA	520,565	134,852
Shell PLC (London)	3,825,942	127,738
TOTAL UNITED STATES OF AMERICA		526,954
TOTAL COMMON STOCKS (Cost $6,735,491)		9,464,129

Convertible Preferred Stocks - 0.7%
	Shares	Value ($) (000s)
Australia - 0.0%
Canva, Inc.:
Series A (a)(b)(c)	931	1,038
Series A2 (a)(b)(c)	169	188
TOTAL AUSTRALIA		1,226
China - 0.4%
ByteDance Ltd. Series E1 (a)(b)(c)	131,235	32,700
dMed Biopharmaceutical Co. Ltd. Series C (a)(b)(c)	727,754	3,944
TOTAL CHINA		36,644
Estonia - 0.1%
Bolt Technology OU Series E (a)(b)(c)	87,239	16,012
India - 0.2%
Pine Labs Private Ltd.:
Series 1 (a)(b)(c)	20,726	7,715
Series A (a)(b)(c)	5,179	1,928
Series B (a)(b)(c)	5,635	2,098
Series B2 (a)(b)(c)	4,558	1,697
Series C (a)(b)(c)	8,478	3,156
Series C1 (a)(b)(c)	1,786	665
Series D (a)(b)(c)	1,910	711
TOTAL INDIA		17,970
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $66,551)		71,852

Money Market Funds - 3.0%
	Shares	Value ($) (000s)
Fidelity Cash Central Fund 4.87% (g)	267,474,756	267,528
Fidelity Securities Lending Cash Central Fund 4.87% (g)(h)	23,904,787	23,907
TOTAL MONEY MARKET FUNDS (Cost $291,435)		291,435

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $7,093,477)	9,827,416
NET OTHER ASSETS (LIABILITIES) - 0.1%	13,618
NET ASSETS - 100.0%	9,841,034

Any values shown as $0 in the Schedule of Investments may reflect amounts less than $500.
Legend

(a)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $120,642,000 or 1.2% of net assets.

(b)	Level 3 security
(c)	Non-income producing
(d)	Affiliated company
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $167,290,000 or 1.7% of net assets.

(f)	Security or a portion of the security is on loan at period end.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(h)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($) (000s)
Bolt Technology OU Series E	1/03/22	22,664

ByteDance Ltd. Series E1	11/18/20	14,380

Canva, Inc. Class A	3/18/24	6,293

Canva, Inc. Series A	9/22/23	993

Canva, Inc. Series A2	9/22/23	180

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	10,336

Kry International AB	5/14/21 - 10/30/24	12,864

Lenskart Solutions Pvt Ltd.	4/30/24	9,023

Pine Labs Private Ltd.	6/30/21	3,233

Pine Labs Private Ltd. Series 1	6/30/21	7,728

Pine Labs Private Ltd. Series A	6/30/21	1,931

Pine Labs Private Ltd. Series B	6/30/21	2,101

Pine Labs Private Ltd. Series B2	6/30/21	1,699

Pine Labs Private Ltd. Series C	6/30/21	3,161

Pine Labs Private Ltd. Series C1	6/30/21	666

Pine Labs Private Ltd. Series D	6/30/21	712

Starling Bank Ltd. Series D	6/18/21	11,126

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	264,603	2,785,030	2,782,105	12,728	-	-	267,528	0.5%
Fidelity Securities Lending Cash Central Fund 4.87%	31,747	790,100	797,940	380	-	-	23,907	0.1%
Total	296,350	3,575,130	3,580,045	13,108	-	-	291,435

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate (Amounts in thousands)	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
IperionX Ltd.	13,105	8,501	41	-	18	26,538	48,121
Zegona Communications PLC	122	36,973	87	-	29	50,083	-
Total	13,227	45,474	128	-	47	76,621	48,121

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	311,903	166,170	113,033	32,700
Consumer Discretionary	1,374,791	701,206	664,114	9,471
Consumer Staples	405,124	73,660	331,464	-
Energy	300,284	172,546	127,738	-
Financials	2,188,031	724,526	1,438,068	25,437
Health Care	971,866	404,346	563,576	3,944
Industrials	2,161,257	705,244	1,456,013	-
Information Technology	1,191,909	660,126	482,693	49,090
Materials	538,105	214,433	323,672	-
Real Estate	92,711	28,653	64,058	-

Money Market Funds	291,435	291,435	-	-
Total Investments in Securities:	9,827,416	4,142,345	5,564,429	120,642
The following is a reconciliation of  Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$101,024
Net Realized Gain (Loss) on Investment Securities	(5,589)
Net Unrealized Gain (Loss) on Investment Securities	23,568
Cost of Purchases	15,849
Proceeds of Sales	(983)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(13,227)
Ending Balance	$120,642
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2024	$18,931

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions, corporate actions or exchanges. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024 Amounts in thousands (except per-share amounts)
Assets
Investment in securities, at value (including securities loaned of $23,026) - See accompanying schedule:
Unaffiliated issuers (cost $6,780,383)	$9,487,860
Fidelity Central Funds (cost $291,435)	291,435
Other affiliated issuers (cost $21,659)	48,121

Total Investment in Securities (cost $7,093,477)		$9,827,416
Foreign currency held at value (cost $1,484)		1,485
Receivable for investments sold		64,975
Receivable for fund shares sold		6,713
Dividends receivable		15,371
Reclaims receivable		22,885
Distributions receivable from Fidelity Central Funds		1,114
Prepaid expenses		12
Other receivables		3,719
Total assets		9,943,690
Liabilities
Payable for investments purchased	$5,845
Payable for fund shares redeemed	54,985
Accrued management fee	4,636
Distribution and service plan fees payable	42
Deferred taxes	12,406
Other payables and accrued expenses	835
Collateral on securities loaned	23,907
Total liabilities		102,656
Net Assets		$9,841,034
Net Assets consist of:
Paid in capital		$7,373,820
Total accumulated earnings (loss)		2,467,214
Net Assets		$9,841,034

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($143,018 ÷ 2,878 shares)(a)(b)		$49.70
Maximum offering price per share (100/94.25 of $49.70)		$52.73
Class M :
Net Asset Value and redemption price per share ($17,503 ÷ 356 shares)(a)(b)		$49.16
Maximum offering price per share (100/96.50 of $49.16)		$50.94
Class C :
Net Asset Value and offering price per share ($4,485 ÷ 93 shares)(a)(b)		$48.41
International Discovery :
Net Asset Value, offering price and redemption price per share ($3,704,910 ÷ 73,848 shares)		$50.17
Class K :
Net Asset Value, offering price and redemption price per share ($645,612 ÷ 12,910 shares)		$50.01
Class I :
Net Asset Value, offering price and redemption price per share ($776,727 ÷ 15,546 shares)		$49.96
Class Z :
Net Asset Value, offering price and redemption price per share ($4,548,779 ÷ 91,096 shares)		$49.93
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Year ended October 31, 2024 Amounts in thousands
Investment Income
Dividends		$175,185
Income from Fidelity Central Funds (including $380 from security lending)		13,108
Income before foreign taxes withheld		$188,293
Less foreign taxes withheld		(12,972)
Total income		175,321
Expenses
Management fee
Basic fee	$63,878
Performance adjustment	(17,840)
Transfer agent fees	2,692
Distribution and service plan fees	493
Accounting fees	547
Custodian fees and expenses	684
Independent trustees' fees and expenses	40
Registration fees	160
Audit fees	154
Legal	8
Interest	1
Miscellaneous	126
Total expenses before reductions	50,943
Expense reductions	(375)
Total expenses after reductions		50,568
Net Investment income (loss)		124,753
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $861)	262,628
Redemptions in-kind	9,303
Affiliated issuers	47
Foreign currency transactions	631
Total net realized gain (loss)		272,609
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $5,260)	1,658,064
Affiliated issuers	76,621
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		1,734,692
Net gain (loss)		2,007,301
Net increase (decrease) in net assets resulting from operations		$2,132,054
Statement of Changes in Net Assets

Amount in thousands	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$124,753	$121,221
Net realized gain (loss)	272,609	(92,662)
Change in net unrealized appreciation (depreciation)	1,734,692	524,383
Net increase (decrease) in net assets resulting from operations	2,132,054	552,942
Distributions to shareholders	(157,784)	(30,708)

Share transactions - net increase (decrease)	731,094	(756,854)
Total increase (decrease) in net assets	2,705,364	(234,620)

Net Assets
Beginning of period	7,135,670	7,370,290
End of period	$9,841,034	$7,135,670

Financial Highlights
Fidelity Advisor® International Discovery Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$39.12	$36.68	$58.79	$45.84	$43.31
Income from Investment Operations
Net investment income (loss) A,B	.50	.49	.56 C	.18	.16
Net realized and unrealized gain (loss)	10.78	1.95	(16.91)	14.60	3.27
Total from investment operations	11.28	2.44	(16.35)	14.78	3.43
Distributions from net investment income	(.70)	-	(1.38)	(.12)	(.62)
Distributions from net realized gain	-	-	(4.38)	(1.71)	(.28)
Total distributions	(.70)	-	(5.76)	(1.83)	(.90)
Net asset value, end of period	$49.70	$39.12	$36.68	$58.79	$45.84
Total Return D,E	29.14%	6.65%	(30.57)%	32.86%	8.02%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.88%	1.00%	1.31%	1.32%	1.36%
Expenses net of fee waivers, if any	.87%	.99%	1.30%	1.32%	1.36%
Expenses net of all reductions	.87%	.99%	1.30%	1.32%	1.36%
Net investment income (loss)	1.05%	1.17%	1.27% C	.32%	.38%
Supplemental Data
Net assets, end of period (in millions)	$143	$122	$131	$206	$173
Portfolio turnover rate H	44 % I	49% I	43% I	41% I	34% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .92%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Discovery Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$38.71	$36.38	$58.35	$45.53	$43.01
Income from Investment Operations
Net investment income (loss) A,B	.38	.38	.45 C	.04	.06
Net realized and unrealized gain (loss)	10.67	1.95	(16.81)	14.51	3.24
Total from investment operations	11.05	2.33	(16.36)	14.55	3.30
Distributions from net investment income	(.60)	-	(1.23)	(.02)	(.51)
Distributions from net realized gain	-	-	(4.38)	(1.71)	(.28)
Total distributions	(.60)	-	(5.61)	(1.73)	(.78) D
Net asset value, end of period	$49.16	$38.71	$36.38	$58.35	$45.53
Total Return E,F	28.81%	6.40%	(30.76)%	32.53%	7.77%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.13%	1.24%	1.55%	1.57%	1.61%
Expenses net of fee waivers, if any	1.12%	1.24%	1.55%	1.57%	1.61%
Expenses net of all reductions	1.12%	1.23%	1.55%	1.57%	1.60%
Net investment income (loss)	.80%	.93%	1.02% C	.07%	.13%
Supplemental Data
Net assets, end of period (in millions)	$18	$15	$16	$25	$21
Portfolio turnover rate I	44 % J	49% J	43% J	41% J	34% J

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .67%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the sales charges.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
JPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Discovery Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$38.06	$35.96	$57.59	$45.18	$42.60
Income from Investment Operations
Net investment income (loss) A,B	.14	.16	.21 C	(.27)	(.18)
Net realized and unrealized gain (loss)	10.54	1.94	(16.66)	14.38	3.22
Total from investment operations	10.68	2.10	(16.45)	14.11	3.04
Distributions from net investment income	(.33)	-	(.80)	-	(.19)
Distributions from net realized gain	-	-	(4.38)	(1.70)	(.28)
Total distributions	(.33)	-	(5.18)	(1.70)	(.46) D
Net asset value, end of period	$48.41	$38.06	$35.96	$57.59	$45.18
Total Return E,F	28.20%	5.84%	(31.14)%	31.79%	7.19%
Ratios to Average Net Assets B,G,H
Expenses before reductions	1.62%	1.77%	2.10%	2.14%	2.16%
Expenses net of fee waivers, if any	1.62%	1.76%	2.10%	2.13%	2.15%
Expenses net of all reductions	1.62%	1.76%	2.10%	2.13%	2.15%
Net investment income (loss)	.31%	.40%	.48% C	(.50)%	(.41)%
Supplemental Data
Net assets, end of period (in millions)	$4	$4	$5	$10	$11
Portfolio turnover rate I	44 % J	49% J	43% J	41% J	34% J

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .12%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FTotal returns do not include the effect of the contingent deferred sales charge.
GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
JPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® International Discovery Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$39.51	$37.04	$59.31	$46.20	$43.65
Income from Investment Operations
Net investment income (loss) A,B	.65	.63	.72 C	.36	.32
Net realized and unrealized gain (loss)	10.86	1.98	(17.07)	14.71	3.29
Total from investment operations	11.51	2.61	(16.35)	15.07	3.61
Distributions from net investment income	(.85)	(.14)	(1.54)	(.25)	(.78)
Distributions from net realized gain	-	-	(4.38)	(1.71)	(.28)
Total distributions	(.85)	(.14)	(5.92)	(1.96)	(1.06)
Net asset value, end of period	$50.17	$39.51	$37.04	$59.31	$46.20
Total Return D	29.52%	7.04%	(30.36)%	33.29%	8.39%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.58%	.66%	.98%	.99%	1.02%
Expenses net of fee waivers, if any	.58%	.65%	.97%	.99%	1.02%
Expenses net of all reductions	.58%	.65%	.97%	.99%	1.01%
Net investment income (loss)	1.35%	1.51%	1.60% C	.65%	.72%
Supplemental Data
Net assets, end of period (in millions)	$3,705	$3,353	$3,386	$5,117	$6,784
Portfolio turnover rate G	44 % H	49% H	43% H	41% H	34% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.25%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® International Discovery Fund Class K

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$39.39	$36.93	$59.18	$46.10	$43.55
Income from Investment Operations
Net investment income (loss) A,B	.68	.68	.78 C	.41	.36
Net realized and unrealized gain (loss)	10.83	1.96	(17.02)	14.67	3.29
Total from investment operations	11.51	2.64	(16.24)	15.08	3.65
Distributions from net investment income	(.89)	(.18)	(1.62)	(.29)	(.82)
Distributions from net realized gain	-	-	(4.38)	(1.71)	(.28)
Total distributions	(.89)	(.18)	(6.01) D	(2.00)	(1.10)
Net asset value, end of period	$50.01	$39.39	$36.93	$59.18	$46.10
Total Return E	29.64%	7.15%	(30.28)%	33.40%	8.52%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.51%	.55%	.87%	.90%	.91%
Expenses net of fee waivers, if any	.51%	.54%	.87%	.90%	.91%
Expenses net of all reductions	.51%	.54%	.87%	.90%	.91%
Net investment income (loss)	1.41%	1.62%	1.71% C	.74%	.83%
Supplemental Data
Net assets, end of period (in millions)	$646	$476	$603	$1,371	$1,401
Portfolio turnover rate H	44 % I	49% I	43% I	41% I	34% I

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.35%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
IPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Discovery Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$39.35	$36.90	$59.15	$46.08	$43.53
Income from Investment Operations
Net investment income (loss) A,B	.62	.63	.69 C	.35	.31
Net realized and unrealized gain (loss)	10.83	1.96	(16.99)	14.67	3.28
Total from investment operations	11.45	2.59	(16.30)	15.02	3.59
Distributions from net investment income	(.84)	(.14)	(1.57)	(.24)	(.76)
Distributions from net realized gain	-	-	(4.38)	(1.71)	(.28)
Total distributions	(.84)	(.14)	(5.95)	(1.95)	(1.04)
Net asset value, end of period	$49.96	$39.35	$36.90	$59.15	$46.08
Total Return D	29.49%	7.01%	(30.37)%	33.26%	8.37%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.62%	.67%	.99%	1.02%	1.04%
Expenses net of fee waivers, if any	.62%	.66%	.99%	1.02%	1.04%
Expenses net of all reductions	.62%	.66%	.99%	1.02%	1.03%
Net investment income (loss)	1.30%	1.50%	1.59% C	.62%	.70%
Supplemental Data
Net assets, end of period (in millions)	$777	$497	$509	$566	$388
Portfolio turnover rate G	44 % H	49% H	43% H	41% H	34% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.23%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity Advisor® International Discovery Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$39.33	$36.88	$59.14	$46.07	$43.52
Income from Investment Operations
Net investment income (loss) A,B	.68	.67	.76 C	.43	.36
Net realized and unrealized gain (loss)	10.82	1.97	(16.99)	14.64	3.29
Total from investment operations	11.50	2.64	(16.23)	15.07	3.65
Distributions from net investment income	(.90)	(.19)	(1.65)	(.29)	(.82)
Distributions from net realized gain	-	-	(4.38)	(1.71)	(.28)
Total distributions	(.90)	(.19)	(6.03)	(2.00)	(1.10)
Net asset value, end of period	$49.93	$39.33	$36.88	$59.14	$46.07
Total Return D	29.65%	7.14%	(30.29)%	33.40%	8.53%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.52%	.55%	.87%	.90%	.91%
Expenses net of fee waivers, if any	.51%	.54%	.87%	.90%	.91%
Expenses net of all reductions	.51%	.54%	.87%	.90%	.91%
Net investment income (loss)	1.41%	1.62%	1.71% C	.74%	.83%
Supplemental Data
Net assets, end of period (in millions)	$4,549	$2,668	$2,720	$3,972	$54
Portfolio turnover rate G	44 % H	49% H	43% H	41% H	34% H

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CNet investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.35%.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2024
(Amounts in thousands except percentages)

1. Organization.
Fidelity International Discovery Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, International Discovery, Class K, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in InputA
Equities	$120,642	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.5 - 12.8 / 5.2	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	6.0	Increase
			Enterprise value/Net income multiple (EV/NI)	16.0	Increase
		Recovery value	Recovery value	$0.00	Increase
		Black scholes	Discount rate	2.2% - 4.0% / 3.1%	Increase
			Term	2.0 - 3.0 / 2.5	Increase
			Volatility	60.0% - 65.0% / 62.5%	Increase

A Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity International Discovery Fund	$455

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, deferred Trustee compensation, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,648,280
Gross unrealized depreciation	(151,892)
Net unrealized appreciation (depreciation)	$2,496,388
Tax Cost	$7,331,028

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$265,725
Capital loss carryforward	$(278,890)
Net unrealized appreciation (depreciation) on securities and other investments	$2,493,014

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(278,890)
Long-term	-
Total capital loss carryforward	$(278,890)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$157,784	$30,708

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery Fund	4,623,083	3,912,728

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity International Discovery Fund	873	9,303	36,397

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity International Discovery Fund	95	4,687

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity International Discovery Fund	2,746	29,458	115,652
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.84
Class M	.84
Class C	.84
International Discovery	.78
Class K	.68
Class I	.80
Class Z	.68

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.80
Class M	.80
Class C	.80
International Discovery	.76
Class K	.68
Class I	.80
Class Z	.68

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .42% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .65%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity International Discovery Fund	MSCI EAFE Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of International Discovery. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.20)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	357	-A
Class M	.25%	.25%	89	-
Class C	.75%	.25%	47	4
			493	4

A  In the amount of the less than five hundred dollars.

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	9
Class M	1
Class CA	-B
10

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.
B  In the amount of the less than five hundred dollars.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.2000
Class M	.2000
Class C	.2000
International Discovery	.1447
Class K	.0420
Class I	.1603
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K and Class Z. FIIOC received an asset-based fee of Class K's and Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	93.21
Class M	12.21
Class C	3.21
International Discovery	1,775.14
Class K	69.04
Class I	292.16
Class Z	448.04
	2,692

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity International Discovery Fund	.0200

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity International Discovery Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Discovery Fund	4

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity International Discovery Fund	Borrower	4,624	5.57%	1

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity International Discovery Fund	94,333	166,828	415
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity International Discovery Fund	14
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Discovery Fund	41	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Class M	-A

A In the amount of the less than five hundred dollars.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $370.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity International Discovery Fund
Distributions to shareholders
Class A	$2,140	$ -
Class M	233	-
Class C	37	-
International Discovery	70,858	12,630
Class K	9,876	2,923
Class I	10,534	1,852
Class Z	64,106	13,303
Total	$157,784	$30,708
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity International Discovery Fund
Class A
Shares sold	129	180	$6,134	$7,469
Reinvestment of distributions	50	-	2,114	-
Shares redeemed	(428)	(617)	(20,181)	(25,738)
Net increase (decrease)	(249)	(437)	$(11,933)	$(18,269)
Class M
Shares sold	10	16	$514	$693
Reinvestment of distributions	6	-	231	-
Shares redeemed	(55)	(64)	(2,577)	(2,637)
Net increase (decrease)	(39)	(48)	$(1,832)	$(1,944)
Class C
Shares sold	13	14	$580	$581
Reinvestment of distributions	1	-	37	-
Shares redeemed	(36)	(50)	(1,658)	(2,029)
Net increase (decrease)	(22)	(36)	$(1,041)	$(1,448)
International Discovery
Shares sold	6,202	4,512	$302,448	$188,209
Reinvestment of distributions	1,539	286	65,254	11,602
Shares redeemed	(18,763)	(11,328)	(912,041)	(472,160)
Net increase (decrease)	(11,022)	(6,530)	$(544,339)	$(272,349)
Class K
Shares sold	3,777	1,401	$182,665	$58,356
Reinvestment of distributions	234	72	9,876	2,923
Shares redeemed	(3,189)	(5,700)	(146,660)	(236,604)
Net increase (decrease)	822	(4,227)	$45,881	$(175,325)
Class I
Shares sold	5,546	2,991	$270,048	$122,437
Reinvestment of distributions	48	9	2,029	373
Shares redeemed	(2,674)	(4,177)	(125,180)	(170,989)
Net increase (decrease)	2,920	(1,177)	$146,897	$(48,179)
Class Z
Shares sold	22,189	576	$1,054,487	$24,069
Reinvestment of distributions	1,513	329	63,826	13,272
Shares redeemed	(434)	(6,831)	(20,852)	(276,681)
Net increase (decrease)	23,268	(5,926)	$1,097,461	$(239,340)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity International Discovery Fund	35%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Discovery Fund	47%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity International Discovery Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Discovery Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 2024

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $7,563,235 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Class A designates 100%; Class M designates 100%; Class C designates 100%; International Discovery designates 84.88%; Class K designates 80.92%; Class I designates 85.43%; and Class Z designates 80.59% of dividends distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity International Discovery Fund
Class A	12/11/23	$0.7247	$0.0746
Class M	12/11/23	$0.6305	$0.0746
Class C	12/11/23	$0.3782	$0.0746
International Discovery	12/11/23	$0.8678	$0.0746
Class K	12/11/23	$0.9102	$0.0746
Class I	12/11/23	$0.8621	$0.0746
Class Z	12/11/23	$0.9139	$0.0746

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Discovery Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and the total expense ratio of a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with class-level management fees based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the management fee and total expense ratio of the retail class, the Board considered a pro forma management fee rate for the retail class as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and any fund-paid 12b-1 fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The Board also considered information about the impact of the fund's performance adjustment.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account the fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the retail class of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the retail class of the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the retail class of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the retail class of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and above the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board considered that the fund has a variable unified management fee that covers expenses for services beyond portfolio management.
The Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for the fund's shareholders and helps to more closely align the interests of FMR and the shareholders of the fund.
In connection with its consideration of the fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee, including the use of the retail class as the basis for the performance adjustment, is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.807258.120
IGI-ANN-1224
Fidelity's Broadly Diversified International Equity Funds

Fidelity® Diversified International Fund
Fidelity® International Capital Appreciation Fund
Fidelity® Overseas Fund
Fidelity® Worldwide Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes

Contents

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Diversified International Fund
Fidelity® International Capital Appreciation Fund
Fidelity® Overseas Fund
Fidelity® Worldwide Fund
Report of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Distributions
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Item 9: Proxy Disclosures for Open-End Management Investment Companies
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Funds nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Diversified International Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 95.0%
	Shares	Value ($)
Australia - 1.0%
Aristocrat Leisure Ltd.	1,860,041	74,847,405
CAR Group Ltd.	701,147	17,269,975
Steadfast Group Ltd.	3,990,884	14,373,003
TOTAL AUSTRALIA		106,490,383
Belgium - 0.8%
UCB SA	464,733	89,374,755
Canada - 6.4%
Alimentation Couche-Tard, Inc. (multi-vtg.)	1,908,259	99,514,264
Cameco Corp.	1,113,180	58,171,420
Canadian Natural Resources Ltd.	3,172,113	107,874,852
Constellation Software, Inc.	38,320	115,565,205
Constellation Software, Inc. warrants 3/31/40 (a)(b)	50,399	4
Franco-Nevada Corp.	544,483	72,274,463
Imperial Oil Ltd.	1,141,989	85,217,551
Ivanhoe Mines Ltd. (a)	5,641,744	74,596,550
Lumine Group, Inc. (a)	150,931	3,514,334
MEG Energy Corp.	1,409,278	25,759,418
South Bow Corp.	514,800	12,855,673
Thomson Reuters Corp.	311,421	50,975,660
TOTAL CANADA		706,319,394
China - 0.8%
Chervon Holdings Ltd.	2,050,209	5,399,058
NXP Semiconductors NV	338,891	79,469,940
TOTAL CHINA		84,868,998
Denmark - 3.4%
DSV A/S	494,022	107,373,379
Novo Nordisk A/S Series B	2,416,386	271,033,965
TOTAL DENMARK		378,407,344
France - 8.0%
Air Liquide SA	742,818	133,188,310
Alten SA	67,260	5,684,692
AXA SA	2,283,819	85,755,417
Capgemini SA	613,117	106,364,057
Danone SA	323,930	23,141,089
EssilorLuxottica SA	408,011	95,597,528
Legrand SA	712,437	80,411,656
LVMH Moet Hennessy Louis Vuitton SE	248,979	165,750,437
Pernod Ricard SA	1,893	235,253
Safran SA	468,339	106,015,887
Thales SA	516,253	83,194,255
TOTAL FRANCE		885,338,581
Germany - 8.6%
Allianz SE	525,358	165,385,516
BioNTech SE ADR (a)	245,910	27,812,421
Deutsche Borse AG	497,008	115,444,174
Fresenius SE & Co. KGaA (a)	1,377,964	50,242,469
Hannover Reuck SE	291,863	76,669,966
HeidelbergCement AG	198,000	21,795,899
Merck KGaA	537,372	88,848,012
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	195,578	100,014,729
Rheinmetall AG	5,587	2,875,759
SAP SE	1,111,409	259,497,441
Siemens AG	173,745	33,802,066
TOTAL GERMANY		942,388,452
Hong Kong - 0.8%
AIA Group Ltd.	11,165,439	88,121,202
India - 2.2%
Axis Bank Ltd.	2,819,600	38,732,263
Fairfax India Holdings Corp. (a)(c)	1,331,788	19,510,694
HDFC Bank Ltd.	5,598,004	115,062,288
Hindustan Aeronautics Ltd.	242,300	12,192,674
Reliance Industries Ltd. (a)	1,927,746	30,262,680
Reliance Industries Ltd.	1,927,746	30,480,657
TOTAL INDIA		246,241,256
Indonesia - 0.6%
PT Bank Central Asia Tbk	94,261,908	61,005,983
Ireland - 0.7%
Kingspan Group PLC (Ireland)	924,239	81,080,749
Italy - 2.7%
FinecoBank SpA	3,540,439	56,553,587
Interpump Group SpA	238,225	10,582,838
Prysmian SpA	529,710	37,348,769
Ryanair Holdings PLC sponsored ADR	657,177	29,086,654
UniCredit SpA	3,765,770	166,594,704
TOTAL ITALY		300,166,552
Japan - 16.9%
BayCurrent Consulting, Inc.	924,512	30,045,777
Capcom Co. Ltd.	1,488,445	29,454,041
Fast Retailing Co. Ltd.	243,918	77,985,831
Fuji Electric Co. Ltd.	1,145,401	58,332,876
FUJIFILM Holdings Corp.	3,313,384	78,819,842
Fujitsu Ltd.	2,800,914	53,849,927
Hitachi Ltd.	12,376,664	310,961,952
Hoya Corp.	1,039,011	139,013,487
IHI Corp.	209,769	11,167,875
Itochu Corp.	2,443,240	120,861,782
Kansai Paint Co. Ltd.	963,697	15,695,395
Keyence Corp.	198,046	89,400,674
Mitsubishi Electric Corp.	3,496,019	61,503,823
Mitsubishi Heavy Industries Ltd.	11,146,782	157,358,584
Mitsui & Co. Ltd.	1,666,019	33,966,211
ORIX Corp.	3,716,613	78,308,595
Renesas Electronics Corp.	4,041,355	54,147,371
Rohto Pharmaceutical Co. Ltd.	514,904	11,578,834
Shin-Etsu Chemical Co. Ltd.	4,456,380	163,299,430
Sumitomo Mitsui Financial Group, Inc.	3,248,853	68,922,927
Suzuki Motor Corp.	1,705,883	16,928,050
Tokio Marine Holdings, Inc.	3,854,951	138,840,551
Tokyo Electron Ltd.	418,610	61,599,741
TOTAL JAPAN		1,862,043,576
Luxembourg - 0.5%
CVC Capital Partners PLC (c)	2,327,065	48,828,101
Netherlands - 5.2%
ASML Holding NV (depository receipt)	446,429	300,245,824
BE Semiconductor Industries NV	368,114	39,216,743
IMCD NV	399,201	63,419,421
Wolters Kluwer NV	1,034,212	174,031,947
TOTAL NETHERLANDS		576,913,935
Portugal - 0.2%
Galp Energia SGPS SA	983,288	16,760,186
Spain - 2.3%
Banco Santander SA (Spain)	19,573,710	95,640,533
CaixaBank SA (d)	14,552,808	88,681,369
Industria de Diseno Textil SA (d)	1,263,884	71,901,508
TOTAL SPAIN		256,223,410
Sweden - 2.9%
Atlas Copco AB (A Shares)	4,742,283	78,263,874
Indutrade AB	4,011,923	108,671,035
Investor AB (B Shares)	4,698,645	132,939,123
Kry International AB (a)(b)(e)	123,307	2,584,631
TOTAL SWEDEN		322,458,663
Switzerland - 2.2%
Compagnie Financiere Richemont SA Series A	533,572	77,688,348
Galderma Group AG	293,816	27,494,958
Partners Group Holding AG	27,010	37,314,493
Sika AG	226,913	63,195,619
UBS Group AG	1,159,324	35,630,200
TOTAL SWITZERLAND		241,323,618
Taiwan - 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,415,743	269,755,671
United Kingdom - 14.2%
3i Group PLC	2,056,721	84,341,435
Ashtead Group PLC	585,686	43,711,718
AstraZeneca PLC (United Kingdom)	1,412,000	200,918,569
B&M European Value Retail SA	2,128,837	10,639,732
BAE Systems PLC	8,684,593	139,972,272
Big Yellow Group PLC	1,107,597	17,252,547
Compass Group PLC	4,135,937	134,320,446
Diageo PLC	1,717,660	53,044,396
Flutter Entertainment PLC (a)	192,435	45,011,745
Games Workshop Group PLC	167,038	25,760,303
InterContinental Hotel Group PLC	868,649	95,809,857
Lloyds Banking Group PLC	142,154,088	97,574,615
London Stock Exchange Group PLC	1,267,590	171,803,944
RELX PLC (Euronext N.V.)	4,182,559	193,903,038
Rolls-Royce Holdings PLC (a)	16,707,177	115,286,183
RS GROUP PLC	4,690,454	42,034,336
Sage Group PLC	3,815,441	47,692,739
Starling Bank Ltd. Series D (a)(b)(e)	8,636,400	35,301,773
Unilever PLC	178,599	10,894,902
TOTAL UNITED KINGDOM		1,565,274,550
United States of America - 12.1%
Alcon, Inc. (Switzerland)	1,496,556	137,914,338
CRH PLC	1,323,720	126,206,023
Experian PLC	1,189,348	57,924,252
Ferguson Enterprises, Inc.	602,336	118,987,706
Holcim AG	1,112,121	109,570,094
Linde PLC	296,789	135,380,302
Marsh & McLennan Companies, Inc.	454,938	99,285,669
Marvell Technology, Inc.	1,093,487	87,599,244
MasterCard, Inc. Class A	169,000	84,430,710
Nestle SA (Reg. S)	109,806	10,375,859
S&P Global, Inc.	147,897	71,043,803
Schneider Electric SA	498,373	129,102,906
Shell PLC (London)	5,078,647	169,562,415
TOTAL UNITED STATES OF AMERICA		1,337,383,321
TOTAL COMMON STOCKS (Cost $6,756,791,624)		10,466,768,680

Convertible Preferred Stocks - 0.5%
	Shares	Value ($)
Estonia - 0.1%
Bolt Technology OU Series E (a)(b)(e)	79,275	14,550,683
United States of America - 0.4%
Wasabi Holdings, Inc. Series C (a)(b)(e)	2,976,172	40,118,799
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $52,930,286)		54,669,482

Money Market Funds - 4.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	433,699,360	433,786,100
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	81,042,396	81,050,500
TOTAL MONEY MARKET FUNDS (Cost $514,835,643)		514,836,600

TOTAL INVESTMENT IN SECURITIES - 100.2% (Cost $7,324,557,553)	11,036,274,762
NET OTHER ASSETS (LIABILITIES) - (0.2)%	(18,112,357)
NET ASSETS - 100.0%	11,018,162,405

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $68,338,795 or 0.6% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $92,555,886 or 0.8% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/03/22	20,595,368

Kry International AB	5/14/21 - 10/30/24	8,153,901

Starling Bank Ltd. Series D	6/18/21	15,440,896

Wasabi Holdings, Inc. Series C	3/31/21	32,334,918

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	345,681,349	2,148,841,980	2,060,738,869	22,063,798	1,640	-	433,786,100	0.9%
Fidelity Securities Lending Cash Central Fund 4.87%	221,672,979	812,840,673	953,463,152	222,027	-	-	81,050,500	0.3%
Total	567,354,328	2,961,682,653	3,014,202,021	22,285,825	1,640	-	514,836,600

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	46,724,016	-	46,724,016	-
Consumer Discretionary	802,042,720	153,313,288	648,729,432	-
Consumer Staples	208,784,597	99,749,517	109,035,080	-
Energy	536,944,852	306,639,100	230,305,752	-
Financials	2,472,111,367	843,602,296	1,593,207,298	35,301,773
Health Care	1,128,250,502	517,284,481	610,966,021	-
Industrials	2,684,447,914	1,205,201,516	1,479,246,398	-
Information Technology	1,709,677,562	948,744,392	703,679,053	57,254,117
Materials	915,202,085	603,018,950	312,183,135	-
Real Estate	17,252,547	17,252,547	-	-

Money Market Funds	514,836,600	514,836,600	-	-
Total Investments in Securities:	11,036,274,762	5,209,642,687	5,734,076,185	92,555,890
Fidelity® Diversified International Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $75,805,145) - See accompanying schedule:
Unaffiliated issuers (cost $6,809,721,910)	$10,521,438,162
Fidelity Central Funds (cost $514,835,643)	514,836,600

Total Investment in Securities (cost $7,324,557,553)		$11,036,274,762
Foreign currency held at value (cost $9,100,702)		9,083,816
Receivable for investments sold		50,393,888
Receivable for fund shares sold		2,923,190
Dividends receivable		18,494,796
Reclaims receivable		29,790,431
Distributions receivable from Fidelity Central Funds		2,154,600
Prepaid expenses		12,951
Other receivables		2,455,495
Total assets		11,151,583,929
Liabilities
Payable for investments purchased	$31,023,054
Payable for fund shares redeemed	4,331,014
Accrued management fee	5,398,664
Other payables and accrued expenses	11,618,292
Collateral on securities loaned	81,050,500
Total liabilities		133,421,524
Net Assets		$11,018,162,405
Net Assets consist of:
Paid in capital		$7,026,200,787
Total accumulated earnings (loss)		3,991,961,618
Net Assets		$11,018,162,405

Net Asset Value and Maximum Offering Price
Diversified International :
Net Asset Value, offering price and redemption price per share ($9,913,805,807 ÷ 220,440,199 shares)		$44.97
Class K :
Net Asset Value, offering price and redemption price per share ($1,104,356,598 ÷ 24,599,031 shares)		$44.89
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$204,014,058
Interest		243,557
Income from Fidelity Central Funds (including $222,027 from security lending)		22,285,825
Income before foreign taxes withheld		$226,543,440
Less foreign taxes withheld		(12,795,321)
Total income		213,748,119
Expenses
Management fee
Basic fee	$74,851,613
Performance adjustment	(19,088,628)
Transfer agent fees	4,358,521
Accounting fees	553,373
Custodian fees and expenses	746,983
Independent trustees' fees and expenses	45,634
Registration fees	106,660
Audit fees	95,363
Legal	9,176
Miscellaneous	168,411
Total expenses before reductions	61,847,106
Expense reductions	(435,927)
Total expenses after reductions		61,411,179
Net Investment income (loss)		152,336,940
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $5,770,895)	249,563,909
Redemptions in-kind	43,852,349
Fidelity Central Funds	1,640
Foreign currency transactions	(1,211,631)
Total net realized gain (loss)		292,206,267
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,299,828)	1,669,230,076
Assets and liabilities in foreign currencies	744,245
Total change in net unrealized appreciation (depreciation)		1,669,974,321
Net gain (loss)		1,962,180,588
Net increase (decrease) in net assets resulting from operations		$2,114,517,528
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$152,336,940	$137,662,353
Net realized gain (loss)	292,206,267	414,150,038
Change in net unrealized appreciation (depreciation)	1,669,974,321	527,960,774
Net increase (decrease) in net assets resulting from operations	2,114,517,528	1,079,773,165
Distributions to shareholders	(399,892,110)	(123,021,576)

Share transactions - net increase (decrease)	833,287,676	(1,113,876,746)

Total increase (decrease) in net assets	2,547,913,094	(157,125,157)

Net Assets
Beginning of period	8,470,249,311	8,627,374,468
End of period	$11,018,162,405	$8,470,249,311

Financial Highlights
Fidelity® Diversified International Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$37.63	$33.99	$53.38	$41.61	$38.67
Income from Investment Operations
Net investment income (loss) A,B	.63	.57	.33	.16	.10
Net realized and unrealized gain (loss)	8.47	3.56	(14.58)	12.07	3.37
Total from investment operations	9.10	4.13	(14.25)	12.23	3.47
Distributions from net investment income	(.70)	(.14)	(.57)	(.02)	(.53)
Distributions from net realized gain	(1.06)	(.35)	(4.57)	(.45)	-
Total distributions	(1.76)	(.49)	(5.14)	(.46) C	(.53)
Net asset value, end of period	$44.97	$37.63	$33.99	$53.38	$41.61
Total Return D	24.85%	12.15%	(29.36)%	29.58%	9.07%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.61%	.65%	.99%	1.01%	1.05%
Expenses net of fee waivers, if any	.60%	.65%	.99%	1.01%	1.05%
Expenses net of all reductions	.60%	.65%	.99%	1.01%	1.04%
Net investment income (loss)	1.45%	1.45%	.80%	.32%	.26%
Supplemental Data
Net assets, end of period (000 omitted)	$9,913,806	$7,407,098	$7,230,515	$11,529,722	$9,419,192
Portfolio turnover rate G,H	35%	22%	20%	29%	29%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Diversified International Fund Class K

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$37.57	$33.94	$53.32	$41.56	$38.61
Income from Investment Operations
Net investment income (loss) A,B	.68	.61	.38	.21	.15
Net realized and unrealized gain (loss)	8.44	3.56	(14.58)	12.06	3.37
Total from investment operations	9.12	4.17	(14.20)	12.27	3.52
Distributions from net investment income	(.75)	(.19)	(.62)	(.06)	(.57)
Distributions from net realized gain	(1.06)	(.35)	(4.57)	(.45)	-
Total distributions	(1.80) C	(.54)	(5.18) C	(.51)	(.57)
Net asset value, end of period	$44.89	$37.57	$33.94	$53.32	$41.56
Total Return D	24.97%	12.29%	(29.31)%	29.71%	9.22%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.50%	.54%	.88%	.91%	.94%
Expenses net of fee waivers, if any	.50%	.54%	.88%	.91%	.94%
Expenses net of all reductions	.50%	.54%	.88%	.91%	.93%
Net investment income (loss)	1.56%	1.56%	.91%	.42%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$1,104,357	$1,063,151	$1,396,859	$3,306,774	$3,761,267
Portfolio turnover rate G,H	35%	22%	20%	29%	29%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2024

1. Organization.
Fidelity Diversified International Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Diversified International and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Diversified International Fund	$1,352,593

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in kind, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,756,634,226
Gross unrealized depreciation	(155,198,967)
Net unrealized appreciation (depreciation)	$3,601,435,259
Tax Cost	$7,434,839,503

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$203,578,995
Undistributed long-term capital gain	$197,160,046
Net unrealized appreciation (depreciation) on securities and other investments	$3,600,686,509

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$160,121,285	$ 36,550,051
Long-term Capital Gains	239,770,825	86,471,525
Total	$399,892,110	$ 123,021,576

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International Fund	3,935,606,475	3,452,258,619

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.
	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Diversified International Fund	2,676,493	43,852,349	110,362,436

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Diversified International Fund	1,187,445	55,311,198

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Diversified International Fund	9,154,362	127,948,104	353,583,024
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.
Maximum Management Fee Rate %
Diversified International	.79
Class K	.68

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Diversified International	.76
Class K	.68

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .42% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .65%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Diversified International Fund	MSCI EAFE Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Diversified International. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ± 0.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.18)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Diversified International	.1519
Class K	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC received an asset-based fee of Class K's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Diversified International	4,201,848.15
Class K	156,673.04
	4,358,521
Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Diversified International Fund	.0173

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Diversified International Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Diversified International Fund	2,161

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Diversified International Fund	66,910,083	103,505,184	1,031,125
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Diversified International Fund	16,247
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:
	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Diversified International Fund	24,144	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $5,095.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $430,832.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Diversified International Fund
Distributions to shareholders
Diversified International	$350,399,026	$101,421,493
Class K	49,493,084	21,600,083
Total	$399,892,110	$123,021,576

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Diversified International Fund
Diversified International
Shares sold	34,479,828	9,925,175	$1,495,985,575	$388,397,522
Reinvestment of distributions	7,644,991	2,350,798	300,983,288	87,708,207
Shares redeemed	(18,521,934)	(28,189,272)	(803,075,098)	(1,089,796,435)
Net increase (decrease)	23,602,885	(15,913,299)	$993,893,765	$(613,690,706)
Class K
Shares sold	4,533,810	5,103,356	$196,601,168	$201,187,282
Reinvestment of distributions	1,259,505	580,051	49,460,747	21,589,508
Shares redeemed	(9,489,207)	(18,542,037)	(406,668,004)	(722,962,830)
Net increase (decrease)	(3,695,892)	(12,858,630)	$(160,606,089)	$(500,186,040)
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity International Fund
Fidelity Diversified International Fund	28%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity Diversified International Fund	33%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® International Capital Appreciation Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.6%
	Shares	Value ($)
Brazil - 1.5%
MercadoLibre, Inc. (a)	26,701	54,394,743
Canada - 6.4%
Brookfield Asset Management Ltd. Class A (b)	1,178,384	62,501,487
Canadian Pacific Kansas City Ltd.	732,545	56,510,689
Constellation Software, Inc.	20,598	62,119,313
Constellation Software, Inc. warrants 3/31/40 (a)(c)	38,399	3
Thomson Reuters Corp.	292,921	47,947,445
TOTAL CANADA		229,078,937
China - 5.3%
Meituan Class B (a)(d)	2,478,661	58,571,684
Tencent Holdings Ltd.	1,708,361	89,077,583
Trip.com Group Ltd. ADR (a)	687,100	44,249,240
TOTAL CHINA		191,898,507
Denmark - 4.3%
DSV A/S	231,249	50,260,892
Novo Nordisk A/S Series B	925,208	103,775,966
TOTAL DENMARK		154,036,858
France - 8.8%
Air Liquide SA	324,744	58,227,055
Compagnie de St.-Gobain	593,967	53,863,866
Hermes International SCA	27,427	61,875,134
LVMH Moet Hennessy Louis Vuitton SE	119,389	79,479,711
Safran SA	275,044	62,260,529
TOTAL FRANCE		315,706,295
Germany - 3.9%
HeidelbergCement AG	474,975	52,285,390
SAP SE	378,978	88,485,716
TOTAL GERMANY		140,771,106
India - 7.9%
Axis Bank Ltd.	3,817,692	52,442,847
Bharti Airtel Ltd.	3,000,009	57,420,101
HDFC Bank Ltd.	3,037,251	62,428,153
ICICI Bank Ltd.	4,038,599	61,948,653
Larsen & Toubro Ltd.	1,189,335	51,088,564
TOTAL INDIA		285,328,318
Indonesia - 1.5%
PT Bank Central Asia Tbk	84,319,503	54,571,292
Ireland - 1.3%
Kingspan Group PLC (Ireland)	533,110	46,768,161
Italy - 2.8%
Ferrari NV (Italy)	113,047	54,080,831
Prysmian SpA	673,371	47,478,012
TOTAL ITALY		101,558,843
Japan - 12.6%
Disco Corp.	215,820	61,408,301
Hitachi Ltd.	2,699,359	67,821,017
Hoya Corp.	438,915	58,724,214
Keyence Corp.	138,753	62,635,003
Recruit Holdings Co. Ltd.	942,265	57,537,084
Shin-Etsu Chemical Co. Ltd.	1,558,074	57,094,008
Tokio Marine Holdings, Inc.	1,731,478	62,361,197
Tokyo Electron Ltd.	169,708	24,973,051
TOTAL JAPAN		452,553,875
Netherlands - 5.2%
ASM International NV (Netherlands)	96,054	53,516,059
ASML Holding NV (Netherlands)	122,555	82,811,676
Wolters Kluwer NV	296,857	49,953,589
TOTAL NETHERLANDS		186,281,324
Sweden - 1.5%
Atlas Copco AB (A Shares)	3,161,145	52,169,695
Switzerland - 1.8%
ABB Ltd. (Reg.)	1,162,577	64,605,728
Taiwan - 4.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,143,389	161,819,304
United Kingdom - 10.9%
3i Group PLC	1,312,808	53,835,260
Ashtead Group PLC	749,920	55,969,054
BAE Systems PLC	3,369,331	54,304,550
InterContinental Hotel Group PLC	509,921	56,243,037
London Stock Exchange Group PLC	415,026	56,250,920
RELX PLC (London Stock Exchange)	1,274,658	58,455,439
Rolls-Royce Holdings PLC (a)	8,450,099	58,309,053
TOTAL UNITED KINGDOM		393,367,313
United States of America - 19.4%
Arthur J. Gallagher & Co.	180,133	50,653,400
Broadcom, Inc.	335,024	56,877,024
CRH PLC	504,799	48,128,512
Experian PLC	1,128,344	54,953,203
Holcim AG	567,030	55,865,801
Linde PLC	105,536	48,140,246
Marsh & McLennan Companies, Inc.	229,537	50,094,155
MasterCard, Inc. Class A	114,167	57,036,692
Moody's Corp.	103,393	46,944,558
S&P Global, Inc.	106,548	51,181,397
Schneider Electric SA	284,856	73,791,593
Visa, Inc. Class A	202,731	58,761,580
Waste Connections, Inc. (Canada)	265,434	46,921,586
TOTAL UNITED STATES OF AMERICA		699,349,747
TOTAL COMMON STOCKS (Cost $2,644,631,821)		3,584,260,046

Money Market Funds - 1.0%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 4.87% (e)(f) (Cost $35,530,000)	35,526,447	35,530,000

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $2,680,161,821)	3,619,790,046
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(23,291,145)
NET ASSETS - 100.0%	3,596,498,901

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $58,571,684 or 1.6% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	69,951,135	1,904,197,054	1,974,154,978	4,054,963	6,789	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	12,706,225	750,950,979	728,127,204	52,387	-	-	35,530,000	0.1%
Total	82,657,360	2,655,148,033	2,702,282,182	4,107,350	6,789	-	35,530,000

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	146,497,684	-	146,497,684	-
Consumer Discretionary	408,894,380	214,599,948	194,294,432	-
Financials	781,011,591	377,173,269	403,838,322	-
Health Care	162,500,180	-	162,500,180	-
Industrials	1,110,969,749	456,762,631	654,207,118	-
Information Technology	654,645,450	255,324,072	399,321,375	3
Materials	319,741,012	204,419,949	115,321,063	-

Money Market Funds	35,530,000	35,530,000	-	-
Total Investments in Securities:	3,619,790,046	1,543,809,869	2,075,980,174	3
Fidelity® International Capital Appreciation Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $34,263,840) - See accompanying schedule:
Unaffiliated issuers (cost $2,644,631,821)	$3,584,260,046
Fidelity Central Funds (cost $35,530,000)	35,530,000

Total Investment in Securities (cost $2,680,161,821)		$3,619,790,046
Foreign currency held at value (cost $6,800)		6,796
Receivable for investments sold		32,936,673
Receivable for fund shares sold		4,597,988
Dividends receivable		5,497,903
Reclaims receivable		6,937,564
Distributions receivable from Fidelity Central Funds		201,370
Prepaid expenses		6,744
Other receivables		2,015,404
Total assets		3,671,990,488
Liabilities
Payable to custodian bank	$9,932
Payable for investments purchased	21,845,325
Payable for fund shares redeemed	2,387,456
Accrued management fee	3,052,747
Other payables and accrued expenses	12,666,127
Collateral on securities loaned	35,530,000
Total liabilities		75,491,587
Net Assets		$3,596,498,901
Net Assets consist of:
Paid in capital		$2,545,283,747
Total accumulated earnings (loss)		1,051,215,154
Net Assets		$3,596,498,901
Net Asset Value, offering price and redemption price per share ($3,596,498,901 ÷ 123,588,857 shares)		$29.10
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$71,819,091
Interest		23,014
Income from Fidelity Central Funds (including $52,387 from security lending)		4,107,350
Income before foreign taxes withheld		$75,949,455
Less foreign taxes withheld		(6,861,574)
Total income		69,087,881
Expenses
Management fee
Basic fee	$39,602,777
Performance adjustment	2,539,746
Transfer agent fees	2,566,421
Accounting fees	533,496
Custodian fees and expenses	505,753
Independent trustees' fees and expenses	23,594
Registration fees	81,733
Audit fees	102,215
Legal	4,902
Interest	185,915
Miscellaneous	96,528
Total expenses before reductions	46,243,080
Expense reductions	(273,706)
Total expenses after reductions		45,969,374
Net Investment income (loss)		23,118,507
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $12,814,657)	467,345,024
Redemptions in-kind	681,502,360
Fidelity Central Funds	6,789
Foreign currency transactions	1,872,017
Total net realized gain (loss)		1,150,726,190
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $4,826,746)	148,742,285
Assets and liabilities in foreign currencies	(51,340)
Total change in net unrealized appreciation (depreciation)		148,690,945
Net gain (loss)		1,299,417,135
Net increase (decrease) in net assets resulting from operations		$1,322,535,642
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,118,507	$20,593,650
Net realized gain (loss)	1,150,726,190	80,207,386
Change in net unrealized appreciation (depreciation)	148,690,945	499,536,098
Net increase (decrease) in net assets resulting from operations	1,322,535,642	600,337,134
Distributions to shareholders	(18,874,608)	(1,939,358)

Share transactions
Proceeds from sales of shares	888,745,860	435,752,549
Reinvestment of distributions	15,731,033	1,625,726
Cost of shares redeemed	(2,763,954,753)	(706,723,757)

Net increase (decrease) in net assets resulting from share transactions	(1,859,477,860)	(269,345,482)
Total increase (decrease) in net assets	(555,816,826)	329,052,294

Net Assets
Beginning of period	4,152,315,727	3,823,263,433
End of period	$3,596,498,901	$4,152,315,727

Other Information
Shares
Sold	32,603,910	18,847,487
Issued in reinvestment of distributions	621,044	72,968
Redeemed	(93,351,491)	(31,187,640)
Net increase (decrease)	(60,126,537)	(12,267,185)

Financial Highlights
Fidelity® International Capital Appreciation Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$22.60	$19.51	$30.93	$24.57	$22.41
Income from Investment Operations
Net investment income (loss) A,B	.12	.11	.02	(.02)	.06
Net realized and unrealized gain (loss)	6.48	2.99	(8.86)	6.74	2.86
Total from investment operations	6.60	3.10	(8.84)	6.72	2.92
Distributions from net investment income	(.10)	(.01)	-	(.05)	(.13)
Distributions from net realized gain	-	-	(2.58)	(.31)	(.62)
Total distributions	(.10)	(.01)	(2.58)	(.36)	(.76) C
Net asset value, end of period	$29.10	$22.60	$19.51	$30.93	$24.57
Total Return D	29.27%	15.89%	(30.97)%	27.56%	13.35%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.86%	.80%	.99%	1.00%	1.03%
Expenses net of fee waivers, if any	.86%	.79%	.98%	1.00%	1.03%
Expenses net of all reductions	.86%	.79%	.98%	1.00%	.99%
Net investment income (loss)	.43%	.48%	.10%	(.08)%	.25%
Supplemental Data
Net assets, end of period (000 omitted)	$3,596,499	$4,152,316	$3,823,263	$5,851,757	$4,514,343
Portfolio turnover rate G	78 % H	79%	112% H	141%	135%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2024

1. Organization.
Fidelity International Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$956,266,008
Gross unrealized depreciation	(33,639,293)
Net unrealized appreciation (depreciation)	$922,626,715
Tax Cost	$2,697,163,331

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$26,180,138
Undistributed long-term capital gain	$115,190,413
Net unrealized appreciation (depreciation) on securities and other investments	$922,087,994

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$18,874,608	$ 1,939,358
Total	$18,874,608	$ 1,939,358

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Capital Appreciation Fund	4,124,024,930	4,034,515,289

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). Any reference to "class" in this note shall mean "the Fund" as the Fund currently offers only one class of shares. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Fidelity International Capital Appreciation Fund	.83

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Fidelity International Capital Appreciation Fund	.77

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .65%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity International Capital Appreciation Fund	MSCI All Country World ex USA Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of the Fund. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ± 0.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was .05%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. Effective March 1, 2024, each Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees were a fixed annual rate of average net assets of .1559%.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to account size and type of account.

For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the annualized rate of .16% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity International Capital Appreciation Fund	.0322

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity International Capital Appreciation Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Capital Appreciation Fund	3,040

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity International Capital Appreciation Fund	Borrower	41,089,200	5.43%	185,915

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity International Capital Appreciation Fund	195,196,345	281,159,031	34,439,567

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity International Capital Appreciation Fund	73,272,626	681,502,360	2,203,307,882
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity International Capital Appreciation Fund	8,471

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Capital Appreciation Fund	5,875	-	-
8. Expense Reductions.
Effective October 21, 2024, the investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to $113,480 per month until April 30, 2026. During the period, this waiver reduced the Fund's management fee by $44,405.

Some expenses, for example the compensation of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses, are excluded from this reimbursement. During the period this reimbursement reduced the Fund's expenses by $44,405.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,484.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $227,817.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Overseas Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 97.2%
	Shares	Value ($)
Bailiwick of Jersey - 0.4%
JTC PLC (a)	1,730,500	22,938,722
Belgium - 0.8%
Azelis Group NV	609,300	12,082,226
KBC Group NV	522,890	37,925,823
TOTAL BELGIUM		50,008,049
Canada - 1.6%
Constellation Software, Inc.	30,900	93,188,017
Constellation Software, Inc. warrants 3/31/40 (b)(c)	62,100	4
Lumine Group, Inc. (b)	346,922	8,077,862
TOTAL CANADA		101,265,883
Denmark - 4.4%
DSV A/S	403,800	87,764,048
Novo Nordisk A/S Series B	1,692,300	189,816,850
TOTAL DENMARK		277,580,898
France - 11.3%
Accor SA	1,384,700	62,748,601
Air Liquide SA	636,151	114,062,767
Alten SA	318,856	26,949,127
Capgemini SA	429,133	74,446,357
Dassault Systemes SA	1,731,700	59,267,744
EssilorLuxottica SA	349,413	81,867,938
LVMH Moet Hennessy Louis Vuitton SE	159,502	106,183,759
Safran SA	586,600	132,786,122
Thales SA	306,370	49,371,575
TOTAL FRANCE		707,683,990
Germany - 9.0%
Allianz SE	319,301	100,517,668
Deutsche Borse AG	416,191	96,672,138
Hannover Reuck SE	366,500	96,276,481
Merck KGaA	346,100	57,223,482
SAP SE	800,800	186,974,867
Siemens Healthineers AG (a)	555,800	29,001,292
TOTAL GERMANY		566,665,928
India - 0.8%
HDFC Bank Ltd.	2,406,600	49,465,649
Indonesia - 0.9%
PT Bank Central Asia Tbk	90,647,300	58,666,621
Ireland - 1.0%
Kingspan Group PLC (Ireland)	726,100	63,698,602
Italy - 3.2%
FinecoBank SpA	2,651,700	42,357,218
GVS SpA (a)(b)	299,900	2,009,492
Industrie de Nora SpA (d)	206,100	1,938,082
Interpump Group SpA	78,800	3,500,588
Recordati SpA	964,430	54,655,960
UniCredit SpA	2,115,700	93,596,905
TOTAL ITALY		198,058,245
Japan - 16.0%
Ajinomoto Co., Inc.	1,940,300	74,538,082
BayCurrent Consulting, Inc.	623,000	20,246,918
Capcom Co. Ltd.	1,664,600	32,939,877
DENSO Corp.	1,944,700	27,621,537
Disco Corp.	25,000	7,113,370
Ebara Corp.	21,100	317,099
Fuji Electric Co. Ltd.	215,500	10,974,964
FUJIFILM Holdings Corp.	2,810,000	66,845,182
Hitachi Ltd.	5,581,600	140,236,919
Hoya Corp.	636,800	85,200,049
Mitsubishi Heavy Industries Ltd.	7,848,700	110,799,720
NOF Corp.	1,604,000	26,059,385
Renesas Electronics Corp.	3,386,600	45,374,753
Rohto Pharmaceutical Co. Ltd.	880,800	19,806,871
Shin-Etsu Chemical Co. Ltd.	3,036,500	111,269,398
Suzuki Motor Corp.	3,392,400	33,663,924
TIS, Inc.	673,500	16,794,709
Tokio Marine Holdings, Inc.	3,388,600	122,044,377
Tokyo Electron Ltd.	354,000	52,092,182
TOTAL JAPAN		1,003,939,316
Netherlands - 5.9%
ASML Holding NV (Netherlands)	275,400	186,090,617
IMCD NV	353,524	56,162,904
Topicus.Com, Inc.	69,488	5,948,414
Wolters Kluwer NV	746,275	125,579,370
TOTAL NETHERLANDS		373,781,305
Spain - 1.2%
CaixaBank SA (d)	12,672,990	77,226,203
Sweden - 2.5%
Addlife AB B Shares	1,577,972	20,053,161
Atlas Copco AB (A Shares)	4,013,644	66,238,841
Indutrade AB	2,616,016	70,860,076
Kry International AB (b)(c)(e)	129,627	2,717,104
TOTAL SWEDEN		159,869,182
Switzerland - 3.4%
ABB Ltd. (Reg.)	244,710	13,598,813
Galderma Group AG (b)	267,769	25,057,510
Partners Group Holding AG	63,980	88,388,790
Sika AG	306,074	85,242,079
TOTAL SWITZERLAND		212,287,192
Taiwan - 1.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,846,000	89,539,744
United Kingdom - 17.8%
3i Group PLC	2,267,400	92,980,900
AstraZeneca PLC (United Kingdom)	974,500	138,665,117
BAE Systems PLC	4,897,600	78,936,134
Compass Group PLC	3,970,998	128,963,817
Diploma PLC	914,295	50,199,167
Halma PLC	1,495,782	47,736,218
InterContinental Hotel Group PLC	762,700	84,123,942
Lloyds Banking Group PLC	93,505,100	64,181,933
London Stock Exchange Group PLC	900,600	122,063,626
RELX PLC (London Stock Exchange)	3,027,700	138,849,427
Rolls-Royce Holdings PLC (b)	11,698,500	80,724,315
Sage Group PLC	3,813,400	47,667,226
Tesco PLC	10,803,400	47,704,269
TOTAL UNITED KINGDOM		1,122,796,091
United States of America - 15.6%
Alcon, Inc. (Switzerland)	913,010	84,137,961
CDW Corp.	25,600	4,818,688
CRH PLC	712,100	67,955,703
Experian PLC	1,806,200	87,966,503
Ferguson Enterprises, Inc.	417,900	82,553,529
Holcim AG	788,800	77,715,366
ICON PLC (b)	151,800	33,716,298
Linde PLC	228,400	104,184,660
Marsh & McLennan Companies, Inc.	493,200	107,635,968
S&P Global, Inc.	197,905	95,065,646
Schneider Electric SA	455,100	117,893,089
Thermo Fisher Scientific, Inc.	90,400	49,387,328
Visa, Inc. Class A	243,900	70,694,415
TOTAL UNITED STATES OF AMERICA		983,725,154
TOTAL COMMON STOCKS (Cost $4,820,595,220)		6,119,196,774

Money Market Funds - 2.6%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	149,984,627	150,014,624
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	13,617,721	13,619,083
TOTAL MONEY MARKET FUNDS (Cost $163,633,707)		163,633,707

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $4,984,228,927)	6,282,830,481
NET OTHER ASSETS (LIABILITIES) - 0.2%	11,001,993
NET ASSETS - 100.0%	6,293,832,474

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $53,949,506 or 0.9% of net assets.

(b)	Non-income producing
(c)	Level 3 security
(d)	Security or a portion of the security is on loan at period end.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,717,104 or 0.0% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Kry International AB	5/14/21 - 10/30/24	8,571,872

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	150,881,981	2,490,476,112	2,491,345,379	7,389,853	1,910	-	150,014,624	0.3%
Fidelity Securities Lending Cash Central Fund 4.87%	-	95,499,364	81,880,281	145,737	-	-	13,619,083	0.1%
Total	150,881,981	2,585,975,476	2,573,225,660	7,535,590	1,910	-	163,633,707

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	32,939,877	-	32,939,877	-
Consumer Discretionary	443,305,580	62,748,601	380,556,979	-
Consumer Staples	142,049,222	-	142,049,222	-
Financials	1,438,699,083	561,283,063	877,416,020	-
Health Care	848,782,946	435,100,930	413,682,016	-
Industrials	1,605,288,523	693,686,162	911,602,361	-
Information Technology	1,021,642,185	420,476,169	598,448,908	2,717,108
Materials	586,489,358	335,097,808	251,391,550	-

Money Market Funds	163,633,707	163,633,707	-	-
Total Investments in Securities:	6,282,830,481	2,672,026,440	3,608,086,933	2,717,108
Fidelity® Overseas Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $13,110,012) - See accompanying schedule:
Unaffiliated issuers (cost $4,820,595,221)	$6,119,196,775
Fidelity Central Funds (cost $163,633,706)	163,633,706

Total Investment in Securities (cost $4,984,228,927)		$6,282,830,481
Foreign currency held at value (cost $2,812,373)		2,812,373
Receivable for investments sold		49,199,990
Receivable for fund shares sold		18,242,062
Dividends receivable		6,870,475
Reclaims receivable		35,042,282
Distributions receivable from Fidelity Central Funds		377,170
Prepaid expenses		11,297
Other receivables		527,315
Total assets		6,395,913,445
Liabilities
Payable for investments purchased	$55,912,286
Payable for fund shares redeemed	28,684,100
Accrued management fee	2,746,612
Other payables and accrued expenses	1,118,890
Collateral on securities loaned	13,619,083
Total liabilities		102,080,971
Net Assets		$6,293,832,474
Net Assets consist of:
Paid in capital		$4,953,110,375
Total accumulated earnings (loss)		1,340,722,099
Net Assets		$6,293,832,474

Net Asset Value and Maximum Offering Price
Overseas :
Net Asset Value, offering price and redemption price per share ($4,962,648,670 ÷ 76,316,206 shares)		$65.03
Class K :
Net Asset Value, offering price and redemption price per share ($1,331,183,804 ÷ 20,507,647 shares)(a)		$64.91
(a)Corresponding Net Asset Value does not calculate due to rounding of fractional net assets and/or shares.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$183,393,665
Foreign Tax Reclaims		9,705,750
Interest		131,642
Income from Fidelity Central Funds (including $145,737 from security lending)		7,535,590
Income before foreign taxes withheld		$200,766,647
Less foreign taxes withheld		(24,967,618)
Total income		175,799,029
Expenses
Management fee
Basic fee	$62,425,511
Performance adjustment	(8,476,279)
Transfer agent fees	3,966,226
Accounting fees	583,299
Custodian fees and expenses	356,449
Independent trustees' fees and expenses	40,437
Registration fees	89,340
Audit fees	107,914
Legal	7,326
Miscellaneous	145,746
Total expenses before reductions	59,245,969
Expense reductions	(406,231)
Total expenses after reductions		58,839,738
Net Investment income (loss)		116,959,291
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $3,038,642)	175,259,832
Redemptions in-kind	1,994,718,961
Fidelity Central Funds	1,910
Foreign currency transactions	(838,042)
Total net realized gain (loss)		2,169,142,661
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $1,526,352)	(71,347,675)
Assets and liabilities in foreign currencies	679,126
Total change in net unrealized appreciation (depreciation)		(70,668,549)
Net gain (loss)		2,098,474,112
Net increase (decrease) in net assets resulting from operations		$2,215,433,403
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$116,959,291	$95,895,080
Net realized gain (loss)	2,169,142,661	178,850,522
Change in net unrealized appreciation (depreciation)	(70,668,549)	588,410,844
Net increase (decrease) in net assets resulting from operations	2,215,433,403	863,156,446
Distributions to shareholders	(91,103,428)	(57,098,273)

Share transactions - net increase (decrease)	(3,207,644,234)	(224,690,399)

Total increase (decrease) in net assets	(1,083,314,259)	581,367,774

Net Assets
Beginning of period	7,377,146,733	6,795,778,959
End of period	$6,293,832,474	$7,377,146,733

Financial Highlights
Fidelity® Overseas Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$52.19	$46.55	$69.79	$50.91	$49.51
Income from Investment Operations
Net investment income (loss) A,B	.85	.67	.47	.21	.13
Net realized and unrealized gain (loss)	12.61	5.36	(20.64)	18.98	1.97
Total from investment operations	13.46	6.03	(20.17)	19.19	2.10
Distributions from net investment income	(.62)	(.39)	(.20)	(.11)	(.70)
Distributions from net realized gain	-	-	(2.87)	(.21)	-
Total distributions	(.62)	(.39)	(3.07)	(.31) C	(.70)
Net asset value, end of period	$65.03	$52.19	$46.55	$69.79	$50.91
Total Return D	25.94%	12.95%	(30.12)%	37.83%	4.25%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.69%	.73%	.95%	.99%	1.04%
Expenses net of fee waivers, if any	.69%	.72%	.95%	.98%	1.04%
Expenses net of all reductions	.69%	.72%	.94%	.98%	1.03%
Net investment income (loss)	1.34%	1.23%	.84%	.33%	.27%
Supplemental Data
Net assets, end of period (000 omitted)	$4,962,649	$6,684,862	$6,175,776	$8,981,609	$6,160,617
Portfolio turnover rate G	35 % H	34%	25%	30% H	41%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.
Fidelity® Overseas Fund Class K

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$52.11	$46.48	$69.68	$50.83	$49.43
Income from Investment Operations
Net investment income (loss) A,B	.89	.73	.54	.27	.19
Net realized and unrealized gain (loss)	12.59	5.34	(20.60)	18.95	1.96
Total from investment operations	13.48	6.07	(20.06)	19.22	2.15
Distributions from net investment income	(.68)	(.44)	(.26)	(.16)	(.75)
Distributions from net realized gain	-	-	(2.87)	(.21)	-
Total distributions	(.68)	(.44)	(3.14) C	(.37)	(.75)
Net asset value, end of period	$64.91	$52.11	$46.48	$69.68	$50.83
Total Return D	26.04%	13.06%	(30.04)%	37.97%	4.36%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.64%	.62%	.84%	.89%	.94%
Expenses net of fee waivers, if any	.63%	.61%	.84%	.88%	.93%
Expenses net of all reductions	.63%	.61%	.84%	.88%	.93%
Net investment income (loss)	1.40%	1.34%	.94%	.43%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$1,331,184	$692,284	$620,003	$1,591,397	$1,022,402
Portfolio turnover rate G	35 % H	34%	25%	30% H	41%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
HPortfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended October 31, 2024

1. Organization.
Fidelity Overseas Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Overseas and Class K shares, each of which has equal rights as to assets and voting privileges.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Overseas Fund	$303,225

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, deferred Trustee compensation, capital loss carryforwards and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,408,658,438
Gross unrealized depreciation	(151,113,002)
Net unrealized appreciation (depreciation)	$1,257,545,436
Tax Cost	$5,025,285,045

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$83,993,548
Net unrealized appreciation (depreciation) on securities and other investments	$1,257,433,939

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$91,103,428	$ 57,098,273
Total	$91,103,428	$ 57,098,273

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Overseas Fund	4,647,776,118	2,933,840,536

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Overseas	.78
Class K	.68

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Overseas	.77
Class K	.68

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .42% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .65%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Overseas Fund	MSCI EAFE Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Overseas. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±0.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.10)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.44% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Overseas	.1476
Class K	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class K. FIIOC received an asset-based fee of Class K's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Overseas	3,839,729.15
Class K	126,497.04
	3,966,226

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Overseas Fund	.0199

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Overseas Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Overseas Fund	1,689

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Overseas Fund	165,490,169	66,299,271	7,177,517

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Overseas Fund	73,699,426	1,994,718,961	5,011,560,962
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Overseas Fund	14,280
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Overseas Fund	15,514	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $2,451.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $403,780.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Overseas Fund
Distributions to shareholders
Overseas	$80,812,559	$51,233,808
Class K	10,290,869	5,864,465
Total	$91,103,428	$57,098,273

10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Overseas Fund
Overseas
Shares sold	33,392,063	10,936,067	$2,093,817,387	$596,408,589
Reinvestment of distributions	1,223,215	849,241	70,139,126	44,738,039
Shares redeemed	(86,383,538)	(16,363,021)	(5,822,142,918)	(880,663,957)
Net increase (decrease)	(51,768,260)	(4,577,713)	$(3,658,186,405)	$(239,517,329)
Class K
Shares sold	10,389,470	5,973,191	$652,824,553	$340,532,508
Reinvestment of distributions	179,942	111,598	10,290,869	5,864,465
Shares redeemed	(3,346,586)	(6,139,595)	(212,573,251)	(331,570,043)
Net increase (decrease)	7,222,826	(54,806)	$450,542,171	$14,826,930

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Fidelity® Worldwide Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 99.1%
	Shares	Value ($)
Australia - 1.6%
CAR Group Ltd.	709,556	17,477,098
Deterra Royalties Ltd.	2,088,759	5,053,352
Lovisa Holdings Ltd.	439,390	8,537,812
National Storage REIT unit	4,853,097	7,984,304
Suncorp Group Ltd.	943,977	11,073,095
TOTAL AUSTRALIA		50,125,661
Austria - 0.3%
Wienerberger AG	277,300	8,355,236
Belgium - 1.3%
Azelis Group NV	232,768	4,615,716
UCB SA	185,000	35,578,127
TOTAL BELGIUM		40,193,843
Canada - 4.0%
Celestica, Inc. (a)	101,000	6,908,400
Constellation Software, Inc.	3,700	11,158,436
Constellation Software, Inc. warrants 3/31/40 (a)(b)	3,700	0
Franco-Nevada Corp.	55,500	7,367,049
Lumine Group, Inc. (a)	290,750	6,769,932
PrairieSky Royalty Ltd.	3,144,700	62,923,361
Royal Bank of Canada (c)	96,000	11,610,184
South Bow Corp.	795,000	19,852,875
TOTAL CANADA		126,590,237
China - 1.1%
BYD Co. Ltd. (H Shares)	168,500	6,085,987
Kweichow Moutai Co. Ltd. (A Shares)	27,700	5,947,316
Tencent Holdings Ltd.	235,400	12,274,258
ZTO Express, Inc. sponsored ADR Class A	464,000	10,723,040
TOTAL CHINA		35,030,601
Denmark - 1.5%
DSV A/S	61,646	13,398,471
GN Store Nord A/S (a)	447,475	8,701,220
Novo Nordisk A/S Series B	225,300	25,270,777
TOTAL DENMARK		47,370,468
Finland - 0.2%
Fortum Corp.	349,400	5,142,210
Nanoform Finland PLC (a)	206,414	301,764
TOTAL FINLAND		5,443,974
France - 1.1%
Capgemini SA	49,000	8,500,562
Danone SA	166,600	11,901,662
Thales SA	78,500	12,650,288
TOTAL FRANCE		33,052,512
Germany - 1.0%
Deutsche Post AG ADR	365,511	14,682,405
Infineon Technologies AG	310,800	9,828,937
Stabilus Se	144,286	5,705,027
TOTAL GERMANY		30,216,369
Hong Kong - 0.6%
Prudential PLC	2,394,386	19,932,904
Hungary - 0.1%
Richter Gedeon PLC	152,187	4,396,053
India - 0.0%
Pine Labs Private Ltd. (a)(b)(d)	792	294,806
Indonesia - 0.7%
PT Bank Central Asia Tbk	33,363,700	21,592,872
Ireland - 0.8%
AIB Group PLC	2,486,200	13,235,158
Circle Internet Financial Ltd. Class F (b)	23,730	617,217
Kingspan Group PLC (Ireland)	112,700	9,886,837
TOTAL IRELAND		23,739,212
Italy - 1.8%
BFF Bank SpA (e)	1,389,790	13,567,903
Interpump Group SpA	95,909	4,260,634
Prada SpA	1,042,400	8,003,038
Prysmian SpA	206,200	14,538,740
Recordati SpA	147,500	8,359,087
Ryanair Holdings PLC sponsored ADR	183,250	8,110,645
TOTAL ITALY		56,840,047
Japan - 3.3%
Capcom Co. Ltd.	462,100	9,144,249
Fuji Electric Co. Ltd.	94,100	4,792,316
Hitachi Ltd.	598,500	15,037,229
Itochu Corp.	217,100	10,739,466
Katitas Co. Ltd.	695,700	8,820,812
Mitsubishi Electric Corp.	477,400	8,398,674
NOF Corp.	632,885	10,282,166
Renesas Electronics Corp.	962,931	12,901,659
Shin-Etsu Chemical Co. Ltd.	411,015	15,061,219
USS Co. Ltd.	982,300	8,226,539
TOTAL JAPAN		103,404,329
Luxembourg - 0.1%
CVC Capital Partners PLC (e)	142,255	2,984,894
Novem Group SA (a)(c)	244,151	1,758,108
TOTAL LUXEMBOURG		4,743,002
Netherlands - 1.3%
ASML Holding NV (Netherlands)	29,900	20,203,738
BE Semiconductor Industries NV	45,000	4,794,041
IMCD NV	37,651	5,981,460
Wolters Kluwer NV	52,100	8,767,124
TOTAL NETHERLANDS		39,746,363
Norway - 0.3%
TGS ASA	1,137,149	10,327,193
Spain - 1.1%
Aedas Homes SAU (e)	377,700	10,764,091
CaixaBank SA (c)	2,237,300	13,633,577
Neinor Homes SLU (e)	553,500	9,079,210
TOTAL SPAIN		33,476,878
Sweden - 3.3%
Addlife AB B Shares	1,134,424	14,416,471
Autoliv, Inc. (depository receipt)	145,077	13,510,228
Dustin Group AB (a)(e)	8,145,810	5,776,086
Evolution AB (e)	101,100	9,558,685
Haypp Group AB (a)	607,852	4,073,436
Hemnet Group AB	845,830	26,546,926
HEXPOL AB (B Shares)	850,359	8,053,012
JM AB	452,900	7,621,624
Kry International AB (a)(b)(d)	22,735	476,547
Munters Group AB (e)	892	14,408
Swedbank AB (A Shares)	727,850	14,769,387
TOTAL SWEDEN		104,816,810
Taiwan - 0.5%
E Ink Holdings, Inc.	1,806,000	16,957,778
United Kingdom - 4.6%
Baltic Classifieds Group PLC	3,304,800	13,444,636
Beazley PLC	824,700	8,034,058
Berkeley Group Holdings PLC	143,191	8,171,171
Diageo PLC	334,973	10,344,562
Flutter Entertainment PLC (a)	56,600	13,239,093
Games Workshop Group PLC	112,318	17,321,482
Harbour Energy PLC	1,922,571	6,852,120
Hiscox Ltd.	1,449,247	20,219,675
London Stock Exchange Group PLC	114,028	15,454,887
RS GROUP PLC	1,071,095	9,598,808
Sabre Insurance Group PLC (e)	6,755,301	11,916,132
Softcat PLC	325,792	7,120,568
WH Smith PLC	235,315	4,005,235
TOTAL UNITED KINGDOM		145,722,427
United States of America - 68.5%
3M Co.	11,000	1,413,170
Abbott Laboratories	95,000	10,770,150
Alaska Air Group, Inc. (a)	39,000	1,868,490
Alphabet, Inc. Class A	439,000	75,117,290
Amazon.com, Inc. (a)	451,000	84,066,400
Ameriprise Financial, Inc.	5,000	2,551,500
Apollo Global Management, Inc.	15,000	2,148,900
Apple, Inc.	529,000	119,506,390
AppLovin Corp. Class A, (a)	110,000	18,632,900
Bank of New York Mellon Corp.	770,000	58,027,200
Blue Bird Corp. (a)	20,000	842,200
Boston Scientific Corp. (a)	421,000	35,372,420
Broadcom, Inc.	306,000	51,949,620
CarGurus, Inc. Class A (a)	16,000	496,320
Carvana Co. Class A (a)	169,000	41,795,390
CBRE Group, Inc. (a)	171,000	22,395,870
Coherent Corp. (a)	17,000	1,571,480
Coinbase Global, Inc. Class A (a)	28,000	5,019,000
Constellation Energy Corp.	219,000	57,588,240
Corpay, Inc. (a)	24,200	7,979,224
Costco Wholesale Corp.	500	437,090
Deckers Outdoor Corp. (a)	462,330	74,384,274
Delta Air Lines, Inc.	31,000	1,773,820
Dover Corp.	12,000	2,271,960
Eaton Corp. PLC	207,700	68,869,166
Eli Lilly & Co.	113,000	93,760,620
Entergy Corp.	23,000	3,559,940
Fidelity National Information Services, Inc.	68,000	6,101,640
Fiserv, Inc. (a)	397,201	78,606,078
Garmin Ltd.	7,000	1,388,450
GE Vernova LLC	16,000	4,826,560
Gilead Sciences, Inc.	39,000	3,463,980
Herc Holdings, Inc.	103,000	21,541,420
International Paper Co.	138,026	7,665,964
Jones Lang LaSalle, Inc. (a)	77,000	20,863,920
KBR, Inc.	496,000	33,236,960
KKR & Co., Inc. Class A	18,000	2,488,320
Leidos Holdings, Inc.	322,000	58,977,520
Lithia Motors, Inc. Class A (sub. vtg.)	7,000	2,326,590
Lowe's Companies, Inc.	35,000	9,164,050
M&T Bank Corp.	343,000	66,775,240
Marvell Technology, Inc.	196,276	15,723,670
Masimo Corp. (a)	36,000	5,184,360
Meta Platforms, Inc. Class A	260,000	147,570,800
Micron Technology, Inc.	207,000	20,627,550
Microsoft Corp.	319,000	129,625,650
Modine Manufacturing Co. (a)	808,000	95,158,160
Mueller Industries, Inc.	30,000	2,459,100
NiSource, Inc.	15,000	527,400
Norfolk Southern Corp.	21,000	5,259,030
Northern Trust Corp.	145,636	14,639,331
NVIDIA Corp.	1,326,000	176,039,759
Oracle Corp.	79,000	13,259,360
PACCAR, Inc.	21,000	2,189,880
Parker Hannifin Corp.	30,000	19,022,100
Patrick Industries, Inc.	211,160	26,601,937
PayPal Holdings, Inc. (a)	65,000	5,154,500
Philip Morris International, Inc.	31,000	4,113,700
Powell Industries, Inc.	3,000	764,940
PPL Corp.	74,000	2,409,440
PROCEPT BioRobotics Corp. (a)	2,707	243,630
Pure Storage, Inc. Class A (a)	254,200	12,722,710
Raymond James Financial, Inc.	63,000	9,337,860
Reddit, Inc. Class A	49,000	5,845,700
Rivian Automotive, Inc. Class A (a)	100	1,010
Robinhood Markets, Inc. (a)	284,000	6,671,160
Roblox Corp. Class A (a)	5,000	258,600
Service Corp. International	36,906	3,013,375
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	10,600	651,476
Stripe, Inc. Class B (a)(b)(d)	10,000	275,100
T-Mobile U.S., Inc.	72,000	16,067,520
Tesla, Inc. (a)	108,100	27,008,785
The Home Depot, Inc.	63,000	24,806,250
Thermo Fisher Scientific, Inc.	29,000	15,843,280
Toast, Inc. (a)	15,000	450,450
TPG, Inc. Class A	23,000	1,556,640
Trane Technologies PLC	14,000	5,182,240
TransUnion	496,000	50,244,800
Twilio, Inc. Class A (a)	20,000	1,613,000
United Airlines Holdings, Inc. (a)	91,000	7,121,660
United Rentals, Inc.	73,000	59,334,400
UnitedHealth Group, Inc.	17,000	9,596,500
Vertiv Holdings Co.	51,000	5,573,790
Vistra Corp.	44,000	5,498,240
Walmart, Inc.	371,000	30,403,450
West Pharmaceutical Services, Inc.	3,000	923,790
Western Digital Corp. (a)	30,000	1,959,300
Zebra Technologies Corp. Class A (a)	8,000	3,055,760
TOTAL UNITED STATES OF AMERICA		2,153,186,859
TOTAL COMMON STOCKS (Cost $2,188,941,239)		3,115,556,434

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
China - 0.1%
ByteDance Ltd. Series E1 (a)(b)(d)	14,425	3,594,277
dMed Biopharmaceutical Co. Ltd. Series C (a)(b)(d)	138,905	752,865
TOTAL CHINA		4,347,142
India - 0.1%
Pine Labs Private Ltd.:
Series 1 (a)(b)(d)	1,892	704,259
Series A (a)(b)(d)	473	176,065
Series B (a)(b)(d)	514	191,326
Series B2 (a)(b)(d)	416	154,848
Series C (a)(b)(d)	774	288,106
Series C1 (a)(b)(d)	163	60,673
Series D (a)(b)(d)	174	64,768
TOTAL INDIA		1,640,045
United States of America - 0.0%
Stripe, Inc. Series H (a)(b)(d)	29,122	801,146
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,364,838)		6,788,333

Money Market Funds - 0.6%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	11,618,833	11,621,157
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	5,135,813	5,136,327
TOTAL MONEY MARKET FUNDS (Cost $16,756,966)		16,757,484

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $2,212,063,043)	3,139,102,251
NET OTHER ASSETS (LIABILITIES) - 0.1%	4,567,812
NET ASSETS - 100.0%	3,143,670,063

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,834,786 or 0.2% of net assets.

(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $63,661,409 or 2.0% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ByteDance Ltd. Series E1	11/18/20	1,580,608

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	1,972,888

Kry International AB	5/14/21 - 10/30/24	1,503,524

Pine Labs Private Ltd.	6/30/21	295,305

Pine Labs Private Ltd. Series 1	6/30/21	705,451

Pine Labs Private Ltd. Series A	6/30/21	176,363

Pine Labs Private Ltd. Series B	6/30/21	191,650

Pine Labs Private Ltd. Series B2	6/30/21	155,110

Pine Labs Private Ltd. Series C	6/30/21	288,594

Pine Labs Private Ltd. Series C1	6/30/21	60,776

Pine Labs Private Ltd. Series D	6/30/21	64,878

Stripe, Inc. Class B	5/18/21	401,284

Stripe, Inc. Series H	3/15/21 - 5/25/23	1,168,520

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	19,652,388	1,496,934,698	1,504,965,819	1,858,316	2,836	(2,946)	11,621,157	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	3,365,800	147,232,655	145,462,128	164,041	-	-	5,136,327	0.0%
Total	23,018,188	1,644,167,353	1,650,427,947	2,022,357	2,836	(2,946)	16,757,484

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	327,837,674	285,347,792	38,895,605	3,594,277
Consumer Discretionary	518,259,015	469,675,783	48,583,232	-
Consumer Staples	63,147,780	34,954,240	28,193,540	-
Energy	99,955,549	99,955,549	-	-
Financials	446,148,986	363,844,434	81,687,335	617,217
Health Care	264,233,874	238,210,232	25,270,777	752,865
Industrials	514,674,494	461,024,404	53,650,090	-
Information Technology	680,694,930	629,018,350	48,188,936	3,487,644
Materials	61,837,998	31,441,261	30,396,737	-
Real Estate	70,828,997	54,023,881	16,805,116	-
Utilities	74,725,470	74,725,470	-	-

Money Market Funds	16,757,484	16,757,484	-	-
Total Investments in Securities:	3,139,102,251	2,758,978,880	371,671,368	8,452,003
Fidelity® Worldwide Fund
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $4,866,328) - See accompanying schedule:
Unaffiliated issuers (cost $2,195,306,077)	$3,122,344,767
Fidelity Central Funds (cost $16,756,966)	16,757,484

Total Investment in Securities (cost $2,212,063,043)		$3,139,102,251
Foreign currency held at value (cost $665,707)		665,537
Receivable for investments sold		30,205,716
Receivable for fund shares sold		1,899,908
Dividends receivable		1,431,355
Reclaims receivable		2,873,771
Distributions receivable from Fidelity Central Funds		182,435
Prepaid expenses		4,083
Other receivables		49,368
Total assets		3,176,414,424
Liabilities
Payable to custodian bank	$580,408
Payable for investments purchased	23,296,189
Payable for fund shares redeemed	1,650,027
Accrued management fee	1,913,492
Distribution and service plan fees payable	43,069
Other payables and accrued expenses	124,849
Collateral on securities loaned	5,136,327
Total liabilities		32,744,361
Net Assets		$3,143,670,063
Net Assets consist of:
Paid in capital		$1,828,156,870
Total accumulated earnings (loss)		1,315,513,193
Net Assets		$3,143,670,063

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($112,958,854 ÷ 2,954,752 shares)(a)		$38.23
Maximum offering price per share (100/94.25 of $38.23)		$40.56
Class M :
Net Asset Value and redemption price per share ($23,274,926 ÷ 615,835 shares)(a)		$37.79
Maximum offering price per share (100/96.50 of $37.79)		$39.16
Class C :
Net Asset Value and offering price per share ($10,681,238 ÷ 297,928 shares)(a)		$35.85
Worldwide :
Net Asset Value, offering price and redemption price per share ($2,836,497,962 ÷ 72,734,906 shares)		$39.00
Class I :
Net Asset Value, offering price and redemption price per share ($65,286,119 ÷ 1,687,475 shares)		$38.69
Class Z :
Net Asset Value, offering price and redemption price per share ($94,970,964 ÷ 2,458,279 shares)		$38.63
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$38,704,477
Interest		8,564
Income from Fidelity Central Funds (including $164,041 from security lending)		2,022,357
Income before foreign taxes withheld		$40,735,398
Less foreign taxes withheld		(2,210,542)
Total income		38,524,856
Expenses
Management fee
Basic fee	$22,866,198
Performance adjustment	(3,135,276)
Transfer agent fees	1,293,423
Distribution and service plan fees	443,969
Accounting fees	234,448
Custodian fees and expenses	90,395
Independent trustees' fees and expenses	13,385
Registration fees	142,695
Audit fees	77,816
Legal	13,341
Interest	17,495
Miscellaneous	66,737
Total expenses before reductions	22,124,626
Expense reductions	(122,837)
Total expenses after reductions		22,001,789
Net Investment income (loss)		16,523,067
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $11,199)	447,325,199
Fidelity Central Funds	2,836
Foreign currency transactions	(322,154)
Total net realized gain (loss)		447,005,881
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	562,786,720
Fidelity Central Funds	(2,946)
Assets and liabilities in foreign currencies	49,595
Total change in net unrealized appreciation (depreciation)		562,833,369
Net gain (loss)		1,009,839,250
Net increase (decrease) in net assets resulting from operations		$1,026,362,317
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,523,067	$15,465,709
Net realized gain (loss)	447,005,881	2,655,472
Change in net unrealized appreciation (depreciation)	562,833,369	205,529,918
Net increase (decrease) in net assets resulting from operations	1,026,362,317	223,651,099
Distributions to shareholders	(24,710,933)	(124,836,814)

Share transactions - net increase (decrease)	(96,724,546)	37,686,493

Total increase (decrease) in net assets	904,926,838	136,500,778

Net Assets
Beginning of period	2,238,743,225	2,102,242,447
End of period	$3,143,670,063	$2,238,743,225

Financial Highlights
Fidelity Advisor® Worldwide Fund Class A

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$26.90	$25.75	$40.06	$31.49	$27.36
Income from Investment Operations
Net investment income (loss) A,B	.09	.11	.09	(.13)	(.05)
Net realized and unrealized gain (loss)	11.44	2.52	(9.90)	11.40	5.50
Total from investment operations	11.53	2.63	(9.81)	11.27	5.45
Distributions from net investment income	(.20)	(.11)	(.07)	-	(.12)
Distributions from net realized gain	-	(1.37)	(4.43)	(2.70)	(1.20)
Total distributions	(.20)	(1.48)	(4.50)	(2.70)	(1.32)
Net asset value, end of period	$38.23	$26.90	$25.75	$40.06	$31.49
Total Return C,D	43.09%	10.62%	(27.31)%	37.72%	20.72%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.99%	.96%	1.21%	1.29%	1.34%
Expenses net of fee waivers, if any	.99%	.95%	1.21%	1.28%	1.34%
Expenses net of all reductions	.99%	.95%	1.21%	1.28%	1.33%
Net investment income (loss)	.25%	.41%	.28%	(.34)%	(.18)%
Supplemental Data
Net assets, end of period (000 omitted)	$112,959	$73,935	$68,608	$99,731	$63,690
Portfolio turnover rate G	108%	114%	137%	96%	112%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the sales charges.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Worldwide Fund Class M

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$26.60	$25.44	$39.62	$31.19	$27.10
Income from Investment Operations
Net investment income (loss) A,B	- C	.04	.01	(.22)	(.13)
Net realized and unrealized gain (loss)	11.32	2.51	(9.81)	11.29	5.46
Total from investment operations	11.32	2.55	(9.80)	11.07	5.33
Distributions from net investment income	(.13)	(.02)	-	-	(.04)
Distributions from net realized gain	-	(1.37)	(4.38)	(2.64)	(1.20)
Total distributions	(.13)	(1.39)	(4.38)	(2.64)	(1.24)
Net asset value, end of period	$37.79	$26.60	$25.44	$39.62	$31.19
Total Return D,E	42.69%	10.39%	(27.53)%	37.37%	20.40%
Ratios to Average Net Assets B,F,G
Expenses before reductions	1.24%	1.21%	1.47%	1.55%	1.61%
Expenses net of fee waivers, if any	1.24%	1.21%	1.47%	1.55%	1.61%
Expenses net of all reductions	1.24%	1.20%	1.47%	1.55%	1.61%
Net investment income (loss)	-%	.15%	.02%	(.61)%	(.45)%
Supplemental Data
Net assets, end of period (000 omitted)	$23,275	$16,051	$15,275	$22,771	$17,387
Portfolio turnover rate H	108%	114%	137%	96%	112%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CAmount represents less than $.005 per share.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
ETotal returns do not include the effect of the sales charges.
FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Worldwide Fund Class C

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$25.25	$24.33	$38.05	$30.14	$26.33
Income from Investment Operations
Net investment income (loss) A,B	(.17)	(.10)	(.15)	(.39)	(.27)
Net realized and unrealized gain (loss)	10.77	2.39	(9.39)	10.88	5.28
Total from investment operations	10.60	2.29	(9.54)	10.49	5.01
Distributions from net realized gain	-	(1.37)	(4.18)	(2.58)	(1.20)
Total distributions	-	(1.37)	(4.18)	(2.58)	(1.20)
Net asset value, end of period	$35.85	$25.25	$24.33	$38.05	$30.14
Total Return C,D	41.98%	9.76%	(27.89)%	36.63%	19.76%
Ratios to Average Net Assets B,E,F
Expenses before reductions	1.74%	1.76%	2.00%	2.08%	2.14%
Expenses net of fee waivers, if any	1.74%	1.75%	2.00%	2.08%	2.14%
Expenses net of all reductions	1.74%	1.75%	2.00%	2.08%	2.13%
Net investment income (loss)	(.51)%	(.39)%	(.51)%	(1.14)%	(.98)%
Supplemental Data
Net assets, end of period (000 omitted)	$10,681	$7,292	$8,517	$13,602	$11,677
Portfolio turnover rate G	108%	114%	137%	96%	112%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DTotal returns do not include the effect of the contingent deferred sales charge.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity® Worldwide Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.44	$26.26	$40.76	$31.97	$27.74
Income from Investment Operations
Net investment income (loss) A,B	.19	.19	.18	(.02)	.03
Net realized and unrealized gain (loss)	11.66	2.57	(10.09)	11.58	5.58
Total from investment operations	11.85	2.76	(9.91)	11.56	5.61
Distributions from net investment income	(.29)	(.21)	(.16)	(.02)	(.18)
Distributions from net realized gain	-	(1.37)	(4.43)	(2.75)	(1.20)
Total distributions	(.29)	(1.58)	(4.59)	(2.77)	(1.38)
Net asset value, end of period	$39.00	$27.44	$26.26	$40.76	$31.97
Total Return C	43.51%	10.95%	(27.12)%	38.11%	21.07%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.70%	.67%	.92%	1.00%	1.05%
Expenses net of fee waivers, if any	.70%	.66%	.92%	1.00%	1.05%
Expenses net of all reductions	.70%	.66%	.92%	1.00%	1.05%
Net investment income (loss)	.54%	.70%	.57%	(.06)%	.11%
Supplemental Data
Net assets, end of period (000 omitted)	$2,836,498	$1,982,943	$1,899,788	$2,896,684	$2,217,129
Portfolio turnover rate F	108%	114%	137%	96%	112%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Worldwide Fund Class I

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.23	$26.04	$40.46	$31.77	$27.58
Income from Investment Operations
Net investment income (loss) A,B	.18	.19	.17	(.03)	.03
Net realized and unrealized gain (loss)	11.57	2.56	(10.01)	11.49	5.55
Total from investment operations	11.75	2.75	(9.84)	11.46	5.58
Distributions from net investment income	(.29)	(.19)	(.16)	(.02)	(.19)
Distributions from net realized gain	-	(1.37)	(4.43)	(2.75)	(1.20)
Total distributions	(.29)	(1.56)	(4.58) C	(2.77)	(1.39)
Net asset value, end of period	$38.69	$27.23	$26.04	$40.46	$31.77
Total Return D	43.45%	10.97%	(27.13)%	38.06%	21.08%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.73%	.67%	.94%	1.02%	1.06%
Expenses net of fee waivers, if any	.72%	.67%	.93%	1.02%	1.06%
Expenses net of all reductions	.72%	.67%	.93%	1.02%	1.05%
Net investment income (loss)	.51%	.69%	.56%	(.08)%	.10%
Supplemental Data
Net assets, end of period (000 omitted)	$65,286	$41,289	$33,226	$86,852	$64,615
Portfolio turnover rate G	108%	114%	137%	96%	112%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
Fidelity Advisor® Worldwide Fund Class Z

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$27.20	$26.05	$40.48	$31.76	$27.59
Income from Investment Operations
Net investment income (loss) A,B	.22	.22	.21	.02	.07
Net realized and unrealized gain (loss)	11.55	2.55	(10.01)	11.50	5.53
Total from investment operations	11.77	2.77	(9.80)	11.52	5.60
Distributions from net investment income	(.34)	(.25)	(.20)	(.05)	(.23)
Distributions from net realized gain	-	(1.37)	(4.43)	(2.75)	(1.20)
Total distributions	(.34)	(1.62)	(4.63)	(2.80)	(1.43)
Net asset value, end of period	$38.63	$27.20	$26.05	$40.48	$31.76
Total Return C	43.63%	11.10%	(27.05)%	38.27%	21.19%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.62%	.55%	.81%	.90%	.93%
Expenses net of fee waivers, if any	.61%	.55%	.81%	.90%	.93%
Expenses net of all reductions	.61%	.55%	.81%	.90%	.93%
Net investment income (loss)	.62%	.81%	.68%	.04%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$94,971	$117,232	$76,829	$115,963	$71,278
Portfolio turnover rate F	108%	114%	137%	96%	112%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended October 31, 2024

1. Organization.
Fidelity Worldwide Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Worldwide, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes.  Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.
Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.
As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$988,753,559
Gross unrealized depreciation	(79,895,130)
Net unrealized appreciation (depreciation)	$908,858,429
Tax Cost	$2,230,243,822

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$90,885,766
Undistributed long-term capital gain	$315,895,698
Net unrealized appreciation (depreciation) on securities and other investments	$908,731,732

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$24,710,933	$ 16,412,086
Long-term Capital Gains	-	108,424,728
Total	$24,710,933	$ 124,836,814

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Worldwide Fund	3,288,927,944	3,383,817,069

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. The management fee is determined by calculating a basic fee and then applying a performance adjustment. When determining a class's basic fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual basic fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.83
Class M	.84
Class C	.84
Worldwide	.79
Class I	.81
Class Z	.69

One-twelfth of the basic fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the basic fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.82
Class M	.82
Class C	.82
Worldwide	.78
Class I	.81
Class Z	.69

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .42% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .65%.

The performance adjustment rate is calculated monthly by comparing over the performance period the Fund's performance to that of the performance adjustment index listed below.

Performance Adjustment Index
Fidelity Worldwide Fund	MSCI World Index

For the purposes of calculating the performance adjustment for the Fund, the Fund's investment performance is based on the performance of Worldwide. To the extent that other classes of the Fund have higher expenses, this could result in those classes bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered. The performance period is the most recent 36 month period. The maximum annualized performance adjustment rate is ±0.20% of the Fund's average net assets over the performance period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average net assets over the performance period, and the resulting dollar amount is proportionately added to or subtracted from a class's basic fee. For the entire reporting period, the total annual performance adjustment was (.10)%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.38% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	246,533	4,542
Class M	.25%	.25%	101,504	-
Class C	.75%	.25%	95,932	16,186
			443,969	20,728

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.
For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	55,079
Class M	2,281
Class CA	131
57,491
A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of class-level average net assets as follows:

% of Class-Level Average Net Assets
Class A	.1905
Class M	.1969
Class C	.2000
Worldwide	.1475
Class I	.1651
Class Z	.0420

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC received an asset-based fee of Class Z's average net assets. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Class A	53,765.19
Class M	11,658.20
Class C	5,732.21
Worldwide	1,163,784.15
Class I	26,422.17
Class Z	32,062.04
	1,293,423

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Worldwide Fund	.0263

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Worldwide Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Worldwide Fund	43,272

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Worldwide Fund	Borrower	31,057,000	5.07%	17,495

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Worldwide Fund	179,872,045	268,053,943	29,773,381

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Worldwide Fund	4,806
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Worldwide Fund	17,366	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction ($)
Class M	40
40

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $122,797.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Worldwide Fund
Distributions to shareholders
Class A	$552,793	$3,905,043
Class M	75,550	825,955
Class C	-	473,638
Worldwide	21,114,973	112,981,740
Class I	439,298	1,950,914
Class Z	2,528,319	4,699,524
Total	$24,710,933	$124,836,814
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Worldwide Fund
Class A
Shares sold	581,446	398,646	$20,483,863	$10,809,786
Reinvestment of distributions	18,512	153,659	547,575	3,866,062
Shares redeemed	(393,376)	(469,022)	(13,545,664)	(12,647,071)
Net increase (decrease)	206,582	83,283	$7,485,774	$2,028,777
Class M
Shares sold	123,303	50,411	$4,403,391	$1,331,408
Reinvestment of distributions	2,570	32,920	75,321	820,689
Shares redeemed	(113,480)	(80,267)	(3,886,219)	(2,112,561)
Net increase (decrease)	12,393	3,064	$592,493	$39,536
Class C
Shares sold	74,442	30,402	$2,408,430	$765,161
Reinvestment of distributions	-	19,902	-	473,280
Shares redeemed	(65,335)	(111,594)	(2,097,615)	(2,847,983)
Net increase (decrease)	9,107	(61,290)	$310,815	$(1,609,542)
Worldwide
Shares sold	13,320,525	6,385,600	$469,690,538	$176,715,594
Reinvestment of distributions	660,086	4,190,088	19,906,749	107,266,234
Shares redeemed	(13,501,211)	(10,673,714)	(478,120,242)	(292,505,585)
Net increase (decrease)	479,400	(98,026)	$11,477,045	$(8,523,757)
Class I
Shares sold	625,867	817,991	$22,688,518	$22,120,908
Reinvestment of distributions	14,127	75,801	422,756	1,925,343
Shares redeemed	(468,852)	(653,340)	(16,856,657)	(17,772,257)
Net increase (decrease)	171,142	240,452	$6,254,617	$6,273,994
Class Z
Shares sold	9,206,355	1,882,153	$308,697,406	$54,181,206
Reinvestment of distributions	83,334	176,768	2,489,237	4,481,057
Shares redeemed	(11,140,674)	(699,310)	(434,031,933)	(19,184,778)
Net increase (decrease)	(1,850,985)	1,359,611	$(122,845,290)	$39,477,485
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, and Fidelity Worldwide Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of Fidelity Diversified International Fund, Fidelity International Capital Appreciation Fund, and Fidelity Worldwide Fund (the "Funds"), each a fund of Fidelity Investment Trust, including the schedules of investments, as of October 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and Shareholders of Fidelity Overseas Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Overseas Fund (one of the funds constituting Fidelity Investment Trust, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 13, 2024
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2024, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Diversified International Fund	$214,307,898
Fidelity International Capital Appreciation Fund	$137,481,510
Fidelity Overseas Fund	$95,600,566
Fidelity Worldwide Fund	$315,895,698

The funds hereby designate the amounts noted below as distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends:

Fidelity Diversified International Fund	$9,340,947
Fidelity International Capital Appreciation Fund	$271,220
Fidelity Overseas Fund	$2,189,233
Fidelity Worldwide Fund	$554,385

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends-received deduction for corporate shareholders:

	Class A	Class M	Class C	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December 8, 2023	-	-	-	2%	-	-	2%
Fidelity International Capital Appreciation Fund
December 1, 2023	-	-	-	13%	-	-	-
Fidelity Overseas Fund
December 1, 2023	-	-	-	3%	-	-	3%
Fidelity Worldwide Fund
December 8, 2023	68%	100%	-	49%	50%	43%	-
December 27, 2023	-	-	-	77%	84%	53%	-

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	Class A	Class M	Class C	Retail Class	Class I	Class Z	Class K
Fidelity Diversified International Fund
December 8, 2023	-	-	-	91.70%	-	-	86.96%
Fidelity International Capital Appreciation Fund
December 1, 2023	-	-	-	100%	-	-	-
Fidelity Overseas Fund
December 1, 2023	-	-	-	100%	-	-	100%
Fidelity Worldwide Fund
December 8, 2023	100%	100%	-	100%	100%	100%	-
December 27, 2023	-	-	-	100%	100%	100%	-

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Fidelity Diversified International Fund
Diversified International	12/11/2023	$0.7260	$0.0859
Class K	12/11/2023	$0.7656	$0.0859
Fidelity International Capital Appreciation Fund
	12/04/2023	$0.1137	$0.0258
Fidelity Overseas Fund
Overseas	12/04/2023	$0.6520	$0.0757
Class K	12/04/2023	$0.7113	$0.0757

The funds will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Diversified International Fund
Fidelity International Capital Appreciation Fund
Fidelity Overseas Fund
Fidelity Worldwide Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of each fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness relative to peer funds of each fund's management fee and total expense ratio of the fund or, for Fidelity Diversified International Fund, Fidelity Overseas Fund and the Fidelity Worldwide Fund, a representative class (the retail class, which was selected because it was the largest class without 12b-1 fees); (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with each fund; and (iv) the extent to which, if any, economies of scale exist and are realized as each fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that each fund's shareholders have chosen to invest in that fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the funds, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of each fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered each fund's securities lending activities and any payments made to Fidelity relating to securities lending under separate agreements.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for each fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should continue to benefit the shareholders of each fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect for each fund with each fund's management fee based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that, in exchange for the variable management fee, each class of each fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of each fund's management fee and total expense ratio (for the retail class for Fidelity Diversified International Fund, Fidelity Overseas Fund and the Fidelity Worldwide Fund), the Board considered each fund's (or each retail class's for Fidelity Diversified International Fund, Fidelity Overseas Fund and the Fidelity Worldwide Fund) pro rata management fee rate as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, as applicable, such as custodial, legal, and audit fees and fund paid 12b-1 fees (for Fidelity Worldwide Fund). The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for each fund. The Board also considered information about the impact of each fund's performance adjustment.

Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Lipper) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps and without taking into account each fund's performance adjustment) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to each fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund or the retail class (for Fidelity Diversified International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund), relative to funds and classes in the mapped group that have a similar sales load structure to the fund or representative class, as applicable (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund or the retail class (for Fidelity Diversified International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund) relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund or class, as applicable (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that each fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. The information provided to the Board indicated that the total expense ratio of Fidelity International Capital Appreciation Fund and of the retail class of each of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023.
For Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund, the Board noted that a different variable management fee rate is applicable to each class of the fund. The Board considered that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses and not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.
The Board also considered that each fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, each fund's investment performance for the performance period (a rolling 36-month period) exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior long-term performance for each fund's shareholders and helps to more closely align the interests of FMR and the shareholders of each fund.
For Fidelity Diversified International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund, in connection with its consideration of each fund's performance adjustment, the Board noted that the performance of the retail class is used for purposes of determining the performance adjustment. The Board noted that to the extent the performance adjustment was based on the performance of a share class with higher total annual operating expenses, the fund would be subject to a smaller positive and larger negative performance adjustment. The Board considered the appropriateness of the use of the retail class as the basis for the performance adjustment. The Board noted that the retail class is typically the largest class (reflecting the actual investment experience for the plurality of shareholders), employs a standard expense structure, and does not include fund-paid 12b-1 fees, which Fidelity believes makes it a more appropriate measurement of Fidelity's investment skill.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review, the Board concluded that each fund's management fee, including the use of the retail class as the basis for the performance adjustment (for Fidelity Diversified International Fund, Fidelity Overseas Fund and Fidelity Worldwide Fund), is fair and reasonable in light of the services that each fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of Fidelity International Capital Appreciation Fund and the total expense ratio of each class of Fidelity Diversified International Fund, Fidelity Overseas Fund, and Fidelity Worldwide Fund were reasonable in light of the services that each fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and servicing each fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with each fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that each fund's management contract incorporates a variable management fee structure, which provides for breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including, but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that each fund's Advisory Contracts should be renewed through May 31, 2025.

1.754543.124
IBD-ANN-1224
Fidelity® Global Equity Income Fund

Annual Report
October 31, 2024
Includes Fidelity and Fidelity Advisor share classes
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you're an individual investing directly with Fidelity, call 1-800-835-5092 if you're a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you're an advisor or invest through one to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Global Equity Income Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 97.1%
	Shares	Value ($)
Belgium - 0.9%
KBC Group NV	17,383	1,260,809
UCB SA	5,332	1,025,419
TOTAL BELGIUM		2,286,228
Brazil - 0.6%
Equatorial Energia SA	261,574	1,453,365
Canada - 5.2%
Alimentation Couche-Tard, Inc. (multi-vtg.)	45,683	2,382,334
Canadian Natural Resources Ltd.	47,442	1,613,372
Cenovus Energy, Inc. (Canada)	19,100	307,142
Constellation Software, Inc.	581	1,752,176
Constellation Software, Inc. warrants 3/31/40 (a)(b)	581	0
Imperial Oil Ltd.	21,480	1,602,881
Metro, Inc.	32,869	1,952,051
PrairieSky Royalty Ltd.	92,106	1,842,980
Quebecor, Inc. Class B (sub. vtg.)	39,400	981,074
Restaurant Brands International, Inc.	13,500	938,945
TOTAL CANADA		13,372,955
China - 2.0%
NXP Semiconductors NV	21,945	5,146,103
Denmark - 0.2%
Tryg A/S	24,000	565,200
Finland - 0.4%
Elisa Corp. (A Shares)	19,148	911,444
Neste OYJ	12,378	198,741
TOTAL FINLAND		1,110,185
France - 2.6%
Airbus Group NV	7,918	1,207,821
Amundi SA (c)	5,200	376,144
Capgemini SA	7,109	1,233,275
Danone SA	7,800	557,221
LVMH Moet Hennessy Louis Vuitton SE	3,387	2,254,796
Thales SA	5,700	918,556
Vallourec SA (a)	16,100	263,567
TOTAL FRANCE		6,811,380
Germany - 3.8%
Deutsche Telekom AG	82,666	2,499,284
Rheinmetall AG	10,947	5,634,676
Siemens AG	8,321	1,618,849
TOTAL GERMANY		9,752,809
Hong Kong - 0.4%
AIA Group Ltd.	145,886	1,151,379
Hungary - 0.5%
Richter Gedeon PLC	49,080	1,417,718
India - 0.3%
HDFC Bank Ltd. sponsored ADR	7,779	490,310
Redington (India) Ltd.	71,339	164,485
TOTAL INDIA		654,795
Ireland - 0.4%
AIB Group PLC	91,700	488,160
Kerry Group PLC Class A	5,500	547,410
TOTAL IRELAND		1,035,570
Italy - 1.2%
Prysmian SpA	24,900	1,755,648
Recordati SpA	22,200	1,258,113
TOTAL ITALY		3,013,761
Japan - 5.5%
Capcom Co. Ltd.	44,236	875,363
Ebara Corp.	18,900	284,037
Fuji Electric Co. Ltd.	5,300	269,918
Hitachi Ltd.	105,825	2,658,838
Hoya Corp.	6,132	820,425
Inaba Denki Sangyo Co. Ltd.	53,346	1,338,018
Mitsubishi Electric Corp.	33,000	580,554
Renesas Electronics Corp.	75,479	1,011,292
Roland Corp.	36,235	926,914
Shin-Etsu Chemical Co. Ltd.	55,126	2,020,035
Sony Group Corp.	125,040	2,200,394
Toyota Motor Corp.	62,870	1,083,275
TOTAL JAPAN		14,069,063
Kenya - 0.1%
Safaricom Ltd.	1,360,546	176,660
Korea (South) - 0.7%
Samsung Electronics Co. Ltd.	44,422	1,892,380
South Africa - 0.2%
Naspers Ltd. Class N	1,900	449,060
Switzerland - 1.0%
Compagnie Financiere Richemont SA Series A	5,540	806,627
Galderma Group AG (a)	7,380	690,612
Sika AG	4,091	1,139,350
TOTAL SWITZERLAND		2,636,589
Taiwan - 2.7%
Taiwan Semiconductor Manufacturing Co. Ltd.	222,298	6,993,853
United Kingdom - 7.4%
AstraZeneca PLC sponsored ADR	40,959	2,914,233
B&M European Value Retail SA	102,696	513,265
BAE Systems PLC	100,174	1,614,535
Compass Group PLC	74,759	2,427,905
Diageo PLC	23,820	735,604
Games Workshop Group PLC	2,700	416,389
Halma PLC	9,000	287,225
Hiscox Ltd.	30,673	427,945
JD Sports Fashion PLC	682,287	1,090,921
Lloyds Banking Group PLC	713,800	489,953
London Stock Exchange Group PLC	13,400	1,816,181
Premier Foods PLC	273,400	664,177
RELX PLC (London Stock Exchange)	42,995	1,971,738
Rolls-Royce Holdings PLC (a)	147,800	1,019,879
RS GROUP PLC	95,777	858,323
Starling Bank Ltd. Series D (a)(b)(d)	83,600	341,720
Unilever PLC	24,801	1,512,911
WH Smith PLC	35	596
TOTAL UNITED KINGDOM		19,103,500
United States of America - 60.7%
AbbVie, Inc.	17,200	3,506,564
Accenture PLC Class A	9,487	3,271,307
Albertsons Companies, Inc.	13,500	244,350
Alphabet, Inc. Class A	8,800	1,505,768
Amdocs Ltd.	23,526	2,064,289
Ameren Corp.	14,543	1,266,841
American Tower Corp.	5,119	1,093,111
Apollo Global Management, Inc.	6,300	902,538
Apple, Inc.	60,651	13,701,667
AT&T, Inc.	40,394	910,481
Ball Corp.	10,798	639,782
Bank of America Corp.	72,251	3,021,537
BJ's Wholesale Club Holdings, Inc. (a)	9,831	832,981
BlackRock, Inc.	1,100	1,079,133
Broadcom, Inc.	3,000	509,310
Capital One Financial Corp.	10,548	1,717,109
Chubb Ltd.	6,827	1,928,218
Cisco Systems, Inc.	44,675	2,446,850
Comcast Corp. Class A	38,021	1,660,377
Costco Wholesale Corp.	1,724	1,507,086
Crane Co.	5,414	851,514
Crane NXT Co.	5,914	320,953
Crown Holdings, Inc.	13,682	1,279,951
Danaher Corp.	10,771	2,646,004
Dollar Tree, Inc. (a)	8,910	575,942
Eli Lilly & Co.	4,338	3,599,412
Exxon Mobil Corp.	27,704	3,235,273
Freeport-McMoRan, Inc.	32,034	1,442,171
GE Aerospace	17,113	2,939,671
GE Vernova LLC	4,278	1,290,501
General Dynamics Corp.	2,900	845,669
Gilead Sciences, Inc.	20,405	1,812,372
GSK PLC	56,100	1,013,086
H&R Block, Inc.	39,839	2,379,583
Hartford Financial Services Group, Inc.	25,181	2,780,990
Hess Corp.	8,598	1,156,259
Johnson Controls International PLC	14,548	1,099,101
JPMorgan Chase & Co.	19,622	4,354,514
Keurig Dr. Pepper, Inc.	32,628	1,075,093
Lamar Advertising Co. Class A	15,363	2,027,916
Linde PLC	8,468	3,862,678
Lowe's Companies, Inc.	8,507	2,227,388
M&T Bank Corp.	12,122	2,359,911
McDonald's Corp.	6,393	1,867,459
Merck & Co., Inc.	24,683	2,525,565
Microsoft Corp.	29,350	11,926,373
Mondelez International, Inc.	9,931	680,075
MSCI, Inc.	1,289	736,277
Nestle SA (Reg. S)	12,462	1,177,567
NextEra Energy, Inc.	28,237	2,237,782
Norfolk Southern Corp.	4,300	1,076,849
PG&E Corp.	34,085	689,199
Phillips 66 Co.	4,378	533,328
PNC Financial Services Group, Inc.	14,347	2,701,110
Procter & Gamble Co.	17,790	2,938,552
Roche Holding AG (participation certificate)	5,780	1,791,242
Samsonite International SA (c)	202,500	475,856
Sanofi SA	15,612	1,649,873
Shell PLC (London)	38,199	1,275,362
Southern Co.	17,868	1,626,524
Southwest Gas Holdings, Inc.	6,800	498,100
Spirit AeroSystems Holdings, Inc. Class A (a)	7,600	246,012
Starbucks Corp.	5,600	547,120
T-Mobile U.S., Inc.	15,377	3,431,531
Tapestry, Inc.	19,450	922,903
Target Corp.	5,745	861,980
The Coca-Cola Co.	33,732	2,203,037
The Travelers Companies, Inc.	9,056	2,227,233
The Walt Disney Co.	20,800	2,000,960
TJX Companies, Inc.	25,426	2,873,901
U.S. Bancorp	32,900	1,589,399
UnitedHealth Group, Inc.	6,330	3,573,285
Valero Energy Corp.	3,391	440,016
Veralto Corp.	6,671	681,709
Verizon Communications, Inc.	22,082	930,315
Vistra Corp.	26,856	3,355,926
Walmart, Inc.	27,840	2,281,488
WEC Energy Group, Inc.	7,715	737,014
Wells Fargo & Co.	34,681	2,251,491
TOTAL UNITED STATES OF AMERICA		156,547,664
Zambia - 0.3%
First Quantum Minerals Ltd. (a)	52,657	680,360
TOTAL COMMON STOCKS (Cost $171,752,962)		250,320,577

Money Market Funds - 2.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (e) (Cost $7,369,184)	7,367,711	7,369,184

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $179,122,146)	257,689,761
NET OTHER ASSETS (LIABILITIES) - 0.0%	7,692
NET ASSETS - 100.0%	257,697,453

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $852,000 or 0.3% of net assets.

(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $341,720 or 0.1% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Starling Bank Ltd. Series D	6/18/21 - 4/05/22	170,980

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	2,909,895	46,291,888	44,291,104	202,623	(110)	-	7,369,184	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	-	5,359,107	5,359,107	901	-	-	-	0.0%
Total	2,909,895	51,650,995	49,650,211	203,524	(110)	-	7,369,184

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	15,883,257	12,508,610	3,374,647	-
Consumer Discretionary	24,403,297	13,778,470	10,624,827	-
Consumer Staples	22,729,859	18,746,556	3,983,303	-
Energy	12,468,921	10,994,818	1,474,103	-
Financials	35,057,261	31,258,028	3,457,513	341,720
Health Care	30,243,923	24,969,297	5,274,626	-
Industrials	30,762,416	18,198,229	12,564,187	-
Information Technology	52,721,538	41,426,253	11,295,285	-
Materials	11,064,327	9,044,292	2,020,035	-
Real Estate	3,121,027	3,121,027	-	-
Utilities	11,864,751	11,864,751	-	-

Money Market Funds	7,369,184	7,369,184	-	-
Total Investments in Securities:	257,689,761	203,279,515	54,068,526	341,720
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value - See accompanying schedule:
Unaffiliated issuers (cost $171,752,962)	$250,320,577
Fidelity Central Funds (cost $7,369,184)	7,369,184

Total Investment in Securities (cost $179,122,146)		$257,689,761
Foreign currency held at value (cost $14,961)		14,853
Receivable for investments sold		16,081
Receivable for fund shares sold		45,474
Dividends receivable		259,961
Reclaims receivable		281,876
Distributions receivable from Fidelity Central Funds		27,809
Prepaid expenses		188
Other receivables		12,201
Total assets		258,348,204
Liabilities
Payable for fund shares redeemed	$308,596
Accrued management fee	187,427
Distribution and service plan fees payable	16,389
Audit fee payable	88,902
Other payables and accrued expenses	49,437
Total liabilities		650,751
Net Assets		$257,697,453
Net Assets consist of:
Paid in capital		$185,533,231
Total accumulated earnings (loss)		72,164,222
Net Assets		$257,697,453

Net Asset Value and Maximum Offering Price
Class A :
Net Asset Value and redemption price per share ($24,403,338 ÷ 1,198,524 shares)(a)		$20.36
Maximum offering price per share (100/94.25 of $20.36)		$21.60
Class M :
Net Asset Value and redemption price per share ($16,567,669 ÷ 813,716 shares)(a)		$20.36
Maximum offering price per share (100/96.50 of $20.36)		$21.10
Class C :
Net Asset Value and offering price per share ($4,952,591 ÷ 243,383 shares)(a)		$20.35
Fidelity Global Equity Income Fund :
Net Asset Value, offering price and redemption price per share ($166,803,098 ÷ 8,191,888 shares)		$20.36
Class I :
Net Asset Value, offering price and redemption price per share ($14,026,269 ÷ 688,852 shares)		$20.36
Class Z :
Net Asset Value, offering price and redemption price per share ($30,944,488 ÷ 1,519,689 shares)		$20.36
(a)Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$3,258,921
Income from Fidelity Central Funds (including $901 from security lending)		203,524
Income before foreign taxes withheld		$3,462,445
Less foreign taxes withheld		(149,136)
Total income		3,313,309
Expenses
Management fee	$1,247,170
Transfer agent fees	88,871
Distribution and service plan fees	2,874
Accounting fees	25,744
Custodian fees and expenses	12,758
Independent trustees' fees and expenses	741
Registration fees	30,855
Audit fees	76,912
Legal	1,038
Interest	1,017
Miscellaneous	3,999
Total expenses before reductions	1,491,979
Expense reductions	(7,215)
Total expenses after reductions		1,484,764
Net Investment income (loss)		1,828,545
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $9,244)	4,343,803
Fidelity Central Funds	(110)
Foreign currency transactions	(20,017)
Total net realized gain (loss)		4,323,676
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $9,599)	29,439,535
Assets and liabilities in foreign currencies	15,871
Total change in net unrealized appreciation (depreciation)		29,455,406
Net gain (loss)		33,779,082
Net increase (decrease) in net assets resulting from operations		$35,607,627
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,828,545	$2,123,940
Net realized gain (loss)	4,323,676	(502,645)
Change in net unrealized appreciation (depreciation)	29,455,406	6,189,227
Net increase (decrease) in net assets resulting from operations	35,607,627	7,810,522
Distributions to shareholders	(1,803,376)	(2,201,013)

Share transactions - net increase (decrease)	75,952,778	2,975,883
Total increase (decrease) in net assets	109,757,029	8,585,392

Net Assets
Beginning of period	147,940,424	139,355,032
End of period	$257,697,453	$147,940,424

Financial Highlights
Fidelity Advisor® Global Equity Income Fund Class A

Years ended October 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$21.10
Income from Investment Operations
Net investment income (loss) B,C	(.01)
Net realized and unrealized gain (loss)	(.73) D
Total from investment operations	(.74)
Net asset value, end of period	$20.36
Total Return E,F,G	(3.51) %
Ratios to Average Net Assets B,H,I
Expenses before reductions	1.06% J,K
Expenses net of fee waivers, if any	1.05 % J,K
Expenses net of all reductions	1.05% J,K
Net investment income (loss)	(.82)% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$24,403
Portfolio turnover rate L	29 % M

AFor the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CCalculated based on average shares outstanding during the period.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the sales charges.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
MThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Global Equity Income Fund Class M

Years ended October 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$21.10
Income from Investment Operations
Net investment income (loss) B,C	(.01)
Net realized and unrealized gain (loss)	(.73) D
Total from investment operations	(.74)
Net asset value, end of period	$20.36
Total Return E,F,G	(3.51) %
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.31% J,K
Expenses net of fee waivers, if any	1.31 % J,K
Expenses net of all reductions	1.31% J,K
Net investment income (loss)	(1.07)% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$16,568
Portfolio turnover rate L	29 % M

AFor the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the sales charges.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
MThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Global Equity Income Fund Class C

Years ended October 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$21.10
Income from Investment Operations
Net investment income (loss) B,C	(.01)
Net realized and unrealized gain (loss)	(.74) D
Total from investment operations	(.75)
Net asset value, end of period	$20.35
Total Return E,F,G	(3.55) %
Ratios to Average Net Assets C,H,I
Expenses before reductions	1.81% J,K
Expenses net of fee waivers, if any	1.80 % J,K
Expenses net of all reductions	1.80% J,K
Net investment income (loss)	(1.57)% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$4,953
Portfolio turnover rate L	29 % M

AFor the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
ETotal returns for periods of less than one year are not annualized.
FTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
GTotal returns do not include the effect of the contingent deferred sales charge.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
MThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity® Global Equity Income Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$16.19	$15.58	$19.80	$15.12	$14.64
Income from Investment Operations
Net investment income (loss) A,B	.22	.22	.20	.15	.16
Net realized and unrealized gain (loss)	4.17	.62	(2.21)	5.07	.48
Total from investment operations	4.39	.84	(2.01)	5.22	.64
Distributions from net investment income	(.22)	(.23)	(.17)	(.16)	(.15)
Distributions from net realized gain	-	-	(2.04)	(.38)	(.01)
Total distributions	(.22)	(.23)	(2.21)	(.54)	(.16)
Net asset value, end of period	$20.36	$16.19	$15.58	$19.80	$15.12
Total Return C	27.18%	5.36%	(11.45)%	35.09%	4.44%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.93%	1.00%	.98%	1.02%	1.09%
Expenses net of fee waivers, if any	.92%	1.00%	.98%	1.02%	1.09%
Expenses net of all reductions	.92%	1.00%	.98%	1.02%	1.09%
Net investment income (loss)	1.15%	1.33%	1.22%	.84%	1.08%
Supplemental Data
Net assets, end of period (000 omitted)	$166,803	$147,940	$139,355	$92,918	$66,715
Portfolio turnover rate F	29 % G	30%	61%	43%	48%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Global Equity Income Fund Class I

Years ended October 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$21.10
Income from Investment Operations
Net investment income (loss) B,C	- D
Net realized and unrealized gain (loss)	(.74) E
Total from investment operations	(.74)
Net asset value, end of period	$20.36
Total Return F,G	(3.51) %
Ratios to Average Net Assets C,H,I
Expenses before reductions	.80% J,K
Expenses net of fee waivers, if any	.80 % J,K
Expenses net of all reductions	.80% J,K
Net investment income (loss)	(.57)% J,K
Supplemental Data
Net assets, end of period (000 omitted)	$14,026
Portfolio turnover rate L	29 % M

AFor the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DAmount represents less than $.005 per share.
EThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
IExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
JAnnualized.
KAudit fees are not annualized.
LAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
MThe portfolio turnover rate does not include the assets acquired in the reorganization.
Fidelity Advisor® Global Equity Income Fund Class Z

Years ended October 31,	2024 A
Selected Per-Share Data
Net asset value, beginning of period	$21.10
Income from Investment Operations
Net investment income (loss) B,C	- D
Net realized and unrealized gain (loss)	(.74) E
Total from investment operations	(.74)
Net asset value, end of period	$20.36
Total Return F,G	(3.51) %
Ratios to Average Net Assets C,H
Expenses before reductions	.64% I,J
Expenses net of fee waivers, if any	.64 % I,J
Expenses net of all reductions	.64% I,J
Net investment income (loss)	(.41)% I,J
Supplemental Data
Net assets, end of period (000 omitted)	$30,944
Portfolio turnover rate K	29 % L

AFor the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
BCalculated based on average shares outstanding during the period.
CNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
DAmount represents less than $.005 per share.
EThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
FTotal returns for periods of less than one year are not annualized.
GTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
HExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
IAnnualized.
JAudit fees are not annualized.
KAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
LThe portfolio turnover rate does not include the assets acquired in the reorganization.
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Global Equity Income Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund commenced sale of Class A, Class M, Class C, Class I and Class Z shares on October 18, 2024. The Fund offers Class A, Class M, Class C, Global Equity Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Class A, Class M, Class C, Class I and Class Z are Fidelity Advisor classes. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of eight years from the initial date of purchase, with certain exceptions.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds (ETFs). Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund (ETF). Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$83,340,116
Gross unrealized depreciation	(5,730,751)
Net unrealized appreciation (depreciation)	$77,609,365
Tax Cost	$180,080,396

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$341,099
Undistributed long-term capital gain	$80,281
Net unrealized appreciation (depreciation) on securities and other investments	$77,621,450

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(5,856,214)
Long-term	-
Total capital loss carryforward	$(5,856,214)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$1,803,376	$2,201,013

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, securities acquired in the reorganization and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Global Equity Income Fund	46,332,886	63,615,747
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee.

Effective March 1, 2024, the Fund's management contract was amended to incorporate administrative services previously covered under separate services agreements (Transfer Agent and Accounting agreements). The amended contract incorporates a management fee rate that may vary by class. The investment adviser or an affiliate pays certain expenses of managing and operating the Fund out of each class's management fee. Each class of the Fund pays a management fee to the investment adviser. The management fee is calculated and paid to the investment adviser every month. When determining a class's management fee, a mandate rate is calculated based on the monthly average net assets of a group of funds advised by FMR within a designated asset class. A discount rate is subtracted from the mandate rate once the Fund's monthly average net assets reach a certain level. The mandate rate and discount rate may vary by class. The annual management fee rate for a class of shares of the Fund is the lesser of (1) the class's mandate rate reduced by the class's discount rate (if applicable) or (2) the amount set forth in the following table.

Maximum Management Fee Rate %
Class A	.88
Class M	.86
Class C	.88
Fidelity Global Equity Income Fund	.86
Class I	.85
Class Z	.72

One-twelfth of the management fee rate for a class is applied to the average net assets of the class for the month, giving a dollar amount which is the management fee for the class for that month. A different management fee rate may be applicable to each class of the Fund. The difference between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the Fund's assets, which do not vary by class. For the portion of the reporting period on or after March 1, 2024, the total annualized management fee rates were as follows:

Total Management Fee Rate %
Class A	.86
Class M	.86
Class C	.86
Fidelity Global Equity Income Fund	.83
Class I	.85
Class Z	.69

Prior to March 1, 2024, the management fee was the sum of an individual fund fee rate that was based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .22% during the period. The group fee rate was based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreased as assets under management increased and increased as assets under management decreased. For the portion of the reporting period prior to March 1, 2024, the total annualized management fee rate was .67%.

Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.

Effective March 1, 2024, the Fund's sub-advisory agreement with FIL Investment Advisors (FIA) was amended to provide that the investment adviser pays FIA monthly fees at an annual rate of 0.38% with respect to the average daily net assets of the Fund managed by FIA. FIA in turn pays FIA(UK).

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees ($)	Retained by FDC ($)
Class A	- %	.25%	900	-
Class M	.25%	.25%	1,226	160
Class C	.75%	.25%	748	121
			2,874	281

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC ($)
Class A	4,635
Class M	1,355
Class C A	76
6,066

A When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. Effective March 1, 2024, the Fund's management contract was amended to incorporate transfer agent services and associated fees previously covered under a separate services agreement. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

During the period December 1, 2023 through February 29, 2024, the transfer agent fees for each class were a fixed annual rate of average net assets of .1729%.

Prior to December 1, 2023, FIIOC received account fees and asset-based fees that varied according to the account size and type of account.

For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

	Amount ($)	% of Class-Level Average Net Assets
Fidelity Global Equity Income Fund	88,871.17

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. Effective March 1, 2024, the Fund's management contract was amended to incorporate accounting services and associated fees previously covered under a separate services agreement.

During the period December 1, 2023 through February 29, 2024, the accounting fees were a fixed annual rate of average net assets as follows:

% of Average Net Assets
Fidelity Global Equity Income Fund	0.0498

Prior to December 1, 2023, the accounting fee was based on the level of average net assets for each month. For the portion of the reporting period prior to March 1, 2024, the fees were equivalent to the following annualized rates:

% of Average Net Assets
Fidelity Global Equity Income Fund	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Global Equity Income Fund	312

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity Global Equity Income Fund	Borrower	6,573,000	5.57%	1,017

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity Global Equity Income Fund	5,154,042	7,548,291	784,262
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount ($)
Fidelity Global Equity Income Fund	254
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Global Equity Income Fund	95	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $227.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,988.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended October 31, 2024A	Year ended October 31, 2023
Fidelity Global Equity Income Fund
Distributions to shareholders
Class A	$-	$-
Class M	-	-
Class C	-	-
Fidelity Global Equity Income Fund	1,803,376	2,201,013
Class I	-	-
Class Z	-	-
Total	$1,803,376	$2,201,013

A Distributions for Class A, Class M, Class C, Class I and Class Z are for the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
10. Share Transactions.
Share transactions for each class were as follows and may contain in-kind transactions, automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended October 31, 2024	Year ended October 31, 2023	Year ended October 31, 2024	Year ended October 31, 2023
Fidelity Global Equity Income Fund
Class A
Shares sold	13,802	-	$287,423	$ -
Issued in exchange for the shares of the Acquired Fund(s)	1,194,022	-	24,716,232	-
Shares redeemed	(9,300)	-	(192,220)	-
Net increase (decrease)	1,198,524	-	$24,811,435	$ -
Class M
Shares sold	21,406	-	$444,749	$ -
Issued in exchange for the shares of the Acquired Fund(s)	810,080	-	16,768,677	-
Shares redeemed	(17,770)	-	(367,978)	-
Net increase (decrease)	813,716	-	$16,845,448	$ -
Class C
Shares sold	4,787	-	$100,926	$ -
Issued in exchange for the shares of the Acquired Fund(s)	238,738	-	4,939,487	-
Shares redeemed	(142)	-	(2,945)	-
Net increase (decrease)	243,383	-	$5,037,468	$ -
Fidelity Global Equity Income Fund
Shares sold	1,679,995	3,849,023	$32,230,191	$64,120,579
Reinvestment of distributions	82,061	117,757	1,584,378	1,975,864
Shares redeemed	(2,706,097)	(3,775,132)	(50,277,215)	(63,120,560)
Net increase (decrease)	(944,041)	191,648	$(16,462,646)	$2,975,883
Class I
Shares sold	4,818	-	$101,465	$ -
Issued in exchange for the shares of the Acquired Fund(s)	685,565	-	14,191,192	-
Shares redeemed	(1,531)	-	(31,412)	-
Net increase (decrease)	688,852	-	$14,261,245	$ -
Class Z
Shares sold	11,434	-	$238,032	$ -
Issued in exchange for the shares of the Acquired Fund(s)	1,515,595	-	31,372,832	-
Shares redeemed	(7,340)	-	(151,036)	-
Net increase (decrease)	1,519,689	-	$31,459,828	$ -

A Share transactions for Class A, Class M, Class C, Class I and Class Z are for the period October 18, 2024 (commencement of sale of shares) through October 31, 2024.
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
13. Reorganization Information.
On October 25, 2024, the Fund acquired all of the assets and assumed all of the liabilities of Fidelity Advisor Global Equity Income Fund ("Acquired Fund") pursuant to an Agreement and Plan of Reorganization (Agreements) approved by the Board of Trustees ("The Board"). The securities held by the Acquired Fund were the primary assets acquired by the Fund. The acquisition was accomplished by an exchange of each class of the Fund for corresponding shares then outstanding of the Acquired Fund at its respective net asset value on the acquisition date. The reorganization provides shareholders of the Acquired Fund access to a larger portfolio with a similar investment objective and lower projected expenses. For financial reporting purposes, the assets and liabilities of the Acquired Fund and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward and will be utilized for purposes of the Fund's ongoing reporting of realized and unrealized gains and losses to more closely align subsequent reporting of realized gains with amounts distributable to shareholders for tax purposes. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders.

Acquired Fund and Share Class	Investments $	Unrealized appreciation (depreciation) $	Net Assets $	Shares Exchanged	Shares Exchanged Ratio
Fidelity Advisor Global Equity Income Fund	91,300,657	28,301,146
Class A			24,716,232	1,194,022	1.0649033816
Class M			16,768,677	810,080	1.0640193237
Class C			4,939,487	238,738	1.0519091348
Class I			14,191,192	685,565	1.0661111111
Class Z			31,372,832	1,515,595	1.0742801932

Acquiring Fund	Net Assets $	Total net assets after the acquisition $
Fidelity Global Equity Income Fund	169,611,375	261,599,795

Pro forma results of operations of the combined entity for the entire period ended October 31, 2024, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$2,998,559
Total net realized gain (loss)	7,713,721
Total change in net unrealized appreciation (depreciation)	50,804,014
Net increase (decrease) in net assets resulting from operations	$61,516,294

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fidelity Global Equity Income Fund accompanying Statement of Operations since October 25, 2024.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Global Equity Income Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Global Equity Income Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 17, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

Fidelity Advisor Global Equity Income Fund (Acquired Fund) hereby designates as a capital gain dividend with respect to the taxable year ended October 25, 2024, $2,116,793, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Global Equity Income Fund	1.08%
Fidelity Advisor Global Equity Income Fund (Acquired Fund)	0.94%

Fidelity Global Equity Income Fund designates $52,628 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

Fidelity Global Equity Income Fund designates 70%, 93%, 93%, and 93% of the dividends distributed December, April, July and October respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Advisor Global Equity Income Fund (Acquired Fund): Class A designates 98%, 95%, 95%, and 95%; Class M designates 100%, 95%, 95%, and 95%; Class C designates 0%, 0%, 95%, and 95%; Class I designates 72%, 95%, 95%, and 95%; and Class Z designates 66%, 95%, 95% and 95% of the dividends distributed in December, April, July and October, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Global Equity Income Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Fidelity Advisor Global Equity Income Fund (Acquired Fund): Class A, Class M, Class C, Class I, and Class Z designate 100% of dividends distributed in December and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Global Equity Income Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and certain affiliates and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, shareholder, transfer agency, and pricing and bookkeeping services performed by the Investment Advisers and their affiliates under the Advisory Contracts; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. The Board considered that, effective March 1, 2024, an amended Advisory Contract with FMR went into effect with a fee based on tiered schedules and subject to a maximum class-level rate (the management fee). The Board also considered that in exchange for the management fee, the fund will receive investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. In its review of the fund's management fee and total expense ratio, the Board considered the fund's pro forma management fee rate as if it had been in effect for the 12-month period ended September 30, 2023, as well as other third-party fund expenses, such as custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked above the competitive median of the mapped group for the 12-month period ended September 30, 2023 and above the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023. The Board considered that the fund has a variable unified management fee that covers expenses for services beyond portfolio management.
Other Contractual Arrangements. The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 1.05% through February 28, 2025.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board considered that the variable management fee is designed to deliver the benefits of economies of scale to fund shareholders even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all funds subject to the variable management fee, and all such funds benefit if those costs can be allocated among more assets. The Board concluded that, given the variable management fee structure, fund shareholders will benefit from lower management fees due to the application of the breakpoints and discount factor, regardless of whether Fidelity achieves any such economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.
Board Approval of Investment Advisory Contract and Management Fees

Fidelity Global Equity Income Fund

At its July 2024 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended and restated management contract with Fidelity Management & Research Company LLC (FMR) and certain of its affiliates (the Amended Contract) for the fund to add the management fee schedule and maximum management fee rate for each of the new classes of the fund: Class A, Class M, Class C, Class I and Class Z (each a New Class and together, the New Classes). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requested and considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR and certain of its affiliates to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family, and the investment performance of the fund in connection with the annual renewal of the fund's current management contract. At its May 2024 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing management contract should continue to benefit the fund's shareholders. In connection with its approval of the Amended Contract at its July 2024 meeting, the Board noted that such approval would not change the fund's portfolio managers, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the New Classes of the fund under the Amended Contract will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the proposed tiered class-level management fee schedule and maximum class-level management fee rate of each New Class of the fund and the projected total expense ratio of each New Class. The Board also considered that, in exchange for the variable management fee, each class of the fund receives investment advisory, management, administrative, transfer agent, and pricing and bookkeeping services. The Board noted that the projected class-level management fee for Class Z of the fund is below the median of its competitor funds. The Board also noted that the projected class-level management fee for Class A, Class M, Class C, and Class I of the fund is above the median of its competitor funds because the majority of such competitor funds do not have a management fee that covers expenses for services beyond portfolio management. The Board also considered that the estimated total net expense ratio of Class Z of the fund is below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure and that the estimated total net expense ratio of Class A, Class M, Class C, and Class I of the fund is above the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure. The Board noted that the estimated total net expense ratio of Class A is above the median of its competitor funds primarily due to low fund asset levels. The Board also considered that the estimated total net expense ratio of Class M is above the median of its competitor funds primarily because of higher 12b-1 fees. The Board noted that the estimated total net expense ratio of Class C is above the median of its competitor funds primarily because of its 1.00% 12b-1 fee. The Board also noted that although Class I is categorized by Lipper as an Institutional class, Class I has no investment minimum, unlike other funds and classes categorized as institutional. As a result, FMR believes Class I is generally more comparable to retail funds and classes.

The Board noted that the difference in management fee rates between classes is the result of separate arrangements for class-level services and/or waivers of certain expenses. The Board further noted that such differences are not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund's assets, which do not vary by class.

The Board also noted that FMR has agreed to contractually limit total operating expenses, with certain limited exceptions to, 130 basis points for Class A, 155 basis points for Class M, 205 basis points for Class C, 105 basis points for Class I, and 90 basis points for Class Z, through February 28, 2026.

Based on its review, the Board concluded that the projected management fee and estimated total expense ratio of each New Class of the fund was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. The Board considered that it previously reviewed information regarding the revenues earned and the expenses incurred by FMR in providing services to the fund and the level of FMR's profitability. At its May 2024 meeting, the Board concluded that it was satisfied that the profitability of FMR in connection with the operation of the fund was not excessive.

Economies of Scale. The Board considered that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is a potential realization of any further economies of scale and that it concluded, at its May 2024 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. The Board recognized that the fund's management contract incorporates a variable management fee structure, which provides breakpoints as a way to share, in part, any potential economies of scale that may exist at the asset class level and through a discount that considers both fund size and total assets of the four applicable asset classes. The Board will continue to review economies of scale in connection with future renewals of the Amended Contract.

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structure for the New Classes of the fund was fair and reasonable, and that the fund's Amended Contract should be approved through May 31, 2025.

1.938162.112
GED-ANN-1224
Fidelity® International Discovery K6 Fund

Annual Report
October 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Discovery K6 Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 97.2%
	Shares	Value ($)
Australia - 2.5%
Aristocrat Leisure Ltd.	90,835	3,655,169
Brazilian Rare Earths Ltd.	192,741	339,284
Canva, Inc. Class A (a)(b)	400	445,876
CAR Group Ltd.	125,196	3,083,707
IperionX Ltd. (c)	1,342,924	2,894,006
National Storage REIT unit	2,109,941	3,471,270
TOTAL AUSTRALIA		13,889,312
Bailiwick of Jersey - 0.5%
JTC PLC (d)	202,819	2,688,477
Belgium - 1.8%
UCB SA	52,230	10,044,571
Brazil - 1.9%
Localiza Rent a Car SA	145,384	1,056,762
MercadoLibre, Inc. (c)	3,011	6,133,949
Nu Holdings Ltd. Class A (c)	209,915	3,167,617
TOTAL BRAZIL		10,358,328
Canada - 4.5%
Alimentation Couche-Tard, Inc. (multi-vtg.)	68,481	3,571,232
Cameco Corp.	56,044	2,928,690
Canadian Natural Resources Ltd.	191,986	6,528,917
Constellation Software, Inc.	3,502	10,561,309
Constellation Software, Inc. warrants 3/31/40 (b)(c)	4,032	0
Definity Financial Corp.	26,664	1,028,949
Lumine Group, Inc. (c)	11,603	270,169
TOTAL CANADA		24,889,266
China - 1.3%
Advanced Micro-Fabrication Equipment, Inc., China (A Shares)	67,140	1,812,866
Chervon Holdings Ltd.	172,212	453,506
JD.com, Inc. sponsored ADR	67,005	2,721,743
PDD Holdings, Inc. ADR (c)	19,731	2,379,361
TOTAL CHINA		7,367,476
Denmark - 3.4%
DSV A/S	11,816	2,568,153
Novo Nordisk A/S Series B	127,265	14,274,680
Tryg A/S	85,085	2,003,752
TOTAL DENMARK		18,846,585
France - 8.8%
Air Liquide SA	42,375	7,597,897
AXA SA	222,631	8,359,600
BNP Paribas SA	35,726	2,439,873
Danone SA	39,244	2,803,534
EssilorLuxottica SA	23,842	5,586,213
Hermes International SCA	3,810	8,595,335
L'Oreal SA	8,798	3,300,750
LVMH Moet Hennessy Louis Vuitton SE	4,534	3,018,377
Safran SA	29,874	6,762,449
TOTAL FRANCE		48,464,028
Germany - 7.3%
adidas AG	14,618	3,500,884
CTS Eventim AG	15,362	1,611,681
Merck KGaA	23,281	3,849,234
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	10,295	5,264,660
Nexus AG	30,512	1,598,071
Rheinmetall AG	19,747	10,164,241
SAP SE	34,683	8,097,964
Siemens AG	30,522	5,938,051
Talanx AG	72	5,557
TOTAL GERMANY		40,030,343
Hong Kong - 0.6%
AIA Group Ltd.	431,559	3,406,001
Hungary - 0.4%
Richter Gedeon PLC	67,665	1,954,562
India - 2.8%
360 ONE WAM Ltd.	117,434	1,519,562
Avenue Supermarts Ltd. (c)(d)	27,385	1,278,090
Computer Age Management Services Private Ltd.	55,070	2,901,331
HDFC Bank Ltd.	268,671	5,522,308
Larsen & Toubro Ltd.	52,275	2,245,502
Lenskart Solutions Pvt Ltd. (a)(b)(c)	240,000	694,269
Zomato Ltd. (c)	500,962	1,437,225
TOTAL INDIA		15,598,287
Ireland - 1.8%
Cairn Homes PLC	1,459,655	3,380,345
Dalata Hotel Group PLC	216,702	1,008,871
Kingspan Group PLC (Ireland)	59,513	5,220,899
TOTAL IRELAND		9,610,115
Israel - 0.4%
Wix.com Ltd. (c)	13,712	2,291,549
Italy - 5.1%
BFF Bank SpA (d)	249,544	2,436,187
Ferrari NV	8,563	4,074,960
FinecoBank SpA	125,544	2,005,391
Prysmian SpA	60,616	4,273,910
Recordati SpA	11,012	624,070
UniCredit SpA	327,368	14,482,503
TOTAL ITALY		27,897,021
Japan - 17.2%
Capcom Co. Ltd.	153,699	3,041,467
Daiichi Sankyo Co. Ltd.	106,049	3,451,709
Fast Retailing Co. Ltd.	20,965	6,702,961
Fuji Electric Co. Ltd.	60,346	3,073,295
Hitachi Ltd.	630,586	15,843,385
Hoya Corp.	38,460	5,145,719
Itochu Corp.	175,626	8,687,837
JEOL Ltd.	31,176	1,156,490
Mitsubishi Heavy Industries Ltd.	316,730	4,471,262
Mitsubishi UFJ Financial Group, Inc.	472,892	4,984,397
ORIX Corp.	311,738	6,568,283
Pan Pacific International Holdings Ltd.	122,855	3,047,824
Recruit Holdings Co. Ltd.	86,785	5,299,312
Renesas Electronics Corp.	113,014	1,514,198
Shin-Etsu Chemical Co. Ltd.	195,649	7,169,355
Sony Group Corp.	245,895	4,327,141
Sumitomo Mitsui Financial Group, Inc.	177,135	3,757,838
Tokio Marine Holdings, Inc.	113,991	4,105,519
Tokyo Seimitsu Co. Ltd.	21,585	1,161,474
Visional, Inc. (c)	19,541	1,045,621
TOTAL JAPAN		94,555,087
Kazakhstan - 0.1%
Kaspi.KZ JSC ADR	6,875	757,213
Korea (South) - 0.3%
SK Hynix, Inc.	13,920	1,828,289
Luxembourg - 0.7%
CVC Capital Partners PLC (c)(d)	182,049	3,819,879
Netherlands - 6.6%
ASML Holding NV (Netherlands)	18,923	12,786,466
BE Semiconductor Industries NV	56,348	6,002,991
EXOR NV	11,352	1,200,239
IMCD NV	17,652	2,804,301
ING Groep NV (Certificaten Van Aandelen)	261,343	4,435,093
Topicus.Com, Inc.	6,089	521,240
Wolters Kluwer NV	49,453	8,321,700
TOTAL NETHERLANDS		36,072,030
Puerto Rico - 0.4%
Liberty Latin America Ltd.:
Class A (c)(e)	140,457	1,375,074
Class C (c)	105,019	1,016,584
TOTAL PUERTO RICO		2,391,658
Spain - 1.1%
CaixaBank SA	928,350	5,657,145
Puig Brands SA Class B	23,807	548,997
TOTAL SPAIN		6,206,142
Sweden - 3.8%
ASSA ABLOY AB (B Shares)	78,260	2,451,318
Indutrade AB	210,624	5,705,176
Investor AB (B Shares)	282,832	8,002,187
Kry International AB (a)(b)(c)	3,324	69,674
Lagercrantz Group AB (B Shares)	232,682	4,538,091
TOTAL SWEDEN		20,766,446
Switzerland - 1.1%
Partners Group Holding AG	4,196	5,796,802
Taiwan - 2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	392,460	12,347,424
United Kingdom - 15.3%
3i Group PLC	191,814	7,865,854
AstraZeneca PLC (United Kingdom)	55,396	7,882,496
BAE Systems PLC	390,041	6,286,411
Baltic Classifieds Group PLC	252,356	1,026,638
Bellway PLC	38,123	1,394,112
Berkeley Group Holdings PLC	25,172	1,436,436
Big Yellow Group PLC	99,682	1,552,702
Compass Group PLC	277,471	9,011,266
Diploma PLC	40,892	2,245,166
Flutter Entertainment PLC (c)	17,008	3,978,277
Games Workshop Group PLC	22,995	3,546,248
JD Sports Fashion PLC	624,063	997,826
London Stock Exchange Group PLC	61,582	8,346,571
RELX PLC (London Stock Exchange)	207,578	9,519,466
Sage Group PLC	95,957	1,199,456
Starling Bank Ltd. Series D (a)(b)(c)	137,500	562,039
Unilever PLC	173,477	10,582,449
Zegona Communications PLC (c)	1,581,560	6,770,617
TOTAL UNITED KINGDOM		84,204,030
United States of America - 5.3%
CRH PLC	65,843	6,277,599
Linde PLC	11,713	5,342,885
NVIDIA Corp.	22,993	3,052,551
Schneider Electric SA	28,621	7,414,234
Shell PLC (London)	210,679	7,034,007
TOTAL UNITED STATES OF AMERICA		29,121,276
TOTAL COMMON STOCKS (Cost $402,954,830)		535,202,197

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
Australia - 0.0%
Canva, Inc.:
Series A (a)(b)(c)	85	94,749
Series A2 (a)(b)(c)	15	16,720
TOTAL AUSTRALIA		111,469
China - 0.1%
ByteDance Ltd. Series E1 (a)(b)(c)	1,533	381,978
dMed Biopharmaceutical Co. Ltd. Series C (a)(b)(c)	8,434	45,712
TOTAL CHINA		427,690
Estonia - 0.1%
Bolt Technology OU Series E (a)(b)(c)	3,347	614,332
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,263,971)		1,153,491

Money Market Funds - 2.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	12,598,245	12,600,765
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	100,440	100,450
TOTAL MONEY MARKET FUNDS (Cost $12,701,215)		12,701,215

TOTAL INVESTMENT IN SECURITIES - 99.7% (Cost $416,920,016)	549,056,903
NET OTHER ASSETS (LIABILITIES) - 0.3%	1,594,235
NET ASSETS - 100.0%	550,651,138

Legend

(a)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,925,349 or 0.5% of net assets.

(b)	Level 3 security
(c)	Non-income producing
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,222,633 or 1.9% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/03/22	869,539

ByteDance Ltd. Series E1	11/18/20	167,977

Canva, Inc. Class A	3/18/24	426,664

Canva, Inc. Series A	9/22/23	90,666

Canva, Inc. Series A2	9/22/23	16,000

dMed Biopharmaceutical Co. Ltd. Series C	12/01/20	119,789

Kry International AB	5/14/21 - 10/30/24	219,661

Lenskart Solutions Pvt Ltd.	4/30/24	661,395

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	286,270

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	20,988,977	280,819,832	289,207,309	791,511	(735)	-	12,600,765	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	4,348,895	65,424,862	69,673,307	61,556	-	-	100,450	0.0%
Total	25,337,872	346,244,694	358,880,616	853,067	(735)	-	12,701,215

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	18,307,746	11,800,594	6,125,174	381,978
Consumer Discretionary	75,496,085	38,211,027	36,590,789	694,269
Consumer Staples	22,085,052	4,120,229	17,964,823	-
Energy	16,491,614	9,457,607	7,034,007	-
Financials	120,189,496	41,271,850	78,355,607	562,039
Health Care	54,457,037	23,656,721	30,754,604	45,712
Industrials	124,299,782	42,360,308	81,939,474	-
Information Technology	70,383,878	41,223,822	27,918,705	1,241,351
Materials	29,621,026	11,620,484	18,000,542	-
Real Estate	5,023,972	1,552,702	3,471,270	-

Money Market Funds	12,701,215	12,701,215	-	-
Total Investments in Securities:	549,056,903	237,976,559	308,154,995	2,925,349
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $95,942) - See accompanying schedule:
Unaffiliated issuers (cost $404,218,801)	$536,355,688
Fidelity Central Funds (cost $12,701,215)	12,701,215

Total Investment in Securities (cost $416,920,016)		$549,056,903
Foreign currency held at value (cost $384)		384
Receivable for investments sold		867,111
Receivable for fund shares sold		240,997
Dividends receivable		940,691
Reclaims receivable		1,058,688
Distributions receivable from Fidelity Central Funds		50,259
Total assets		552,215,033
Liabilities
Payable for investments purchased	$319,837
Payable for fund shares redeemed	383,762
Accrued management fee	300,201
Deferred taxes	447,828
Other payables and accrued expenses	11,817
Collateral on securities loaned	100,450
Total liabilities		1,563,895
Net Assets		$550,651,138
Net Assets consist of:
Paid in capital		$514,665,010
Total accumulated earnings (loss)		35,986,128
Net Assets		$550,651,138
Net Asset Value, offering price and redemption price per share ($550,651,138 ÷ 39,803,735 shares)		$13.83
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$12,619,189
Interest		4,211
Income from Fidelity Central Funds (including $61,556 from security lending)		853,067
Income before foreign taxes withheld		$13,476,467
Less foreign taxes withheld		(1,076,845)
Total income		12,399,622
Expenses
Management fee	$3,891,394
Independent trustees' fees and expenses	2,956
Interest	4,812
Miscellaneous	11,491
Total expenses before reductions	3,910,653
Expense reductions	(620)
Total expenses after reductions		3,910,033
Net Investment income (loss)		8,489,589
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $143,628)	16,246,906
Redemptions in-kind	21,762,174
Fidelity Central Funds	(735)
Foreign currency transactions	100,461
Total net realized gain (loss)		38,108,806
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $118,508)	123,161,911
Assets and liabilities in foreign currencies	619
Total change in net unrealized appreciation (depreciation)		123,162,530
Net gain (loss)		161,271,336
Net increase (decrease) in net assets resulting from operations		$169,760,925
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,489,589	$9,659,359
Net realized gain (loss)	38,108,806	(54,707,568)
Change in net unrealized appreciation (depreciation)	123,162,530	74,783,062
Net increase (decrease) in net assets resulting from operations	169,760,925	29,734,853
Distributions to shareholders	(11,176,994)	(4,996,303)

Share transactions
Proceeds from sales of shares	175,322,558	197,751,242
Reinvestment of distributions	11,176,992	4,996,303
Cost of shares redeemed	(377,815,727)	(112,155,117)

Net increase (decrease) in net assets resulting from share transactions	(191,316,177)	90,592,428
Total increase (decrease) in net assets	(32,732,246)	115,330,978

Net Assets
Beginning of period	583,383,384	468,052,406
End of period	$550,651,138	$583,383,384

Other Information
Shares
Sold	13,577,941	17,226,620
Issued in reinvestment of distributions	955,298	448,904
Redeemed	(28,467,113)	(9,674,096)
Net increase (decrease)	(13,933,874)	8,001,428

Financial Highlights
Fidelity® International Discovery K6 Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$10.86	$10.23	$14.97	$11.29	$10.49
Income from Investment Operations
Net investment income (loss) A,B	.17	.19	.24	.16	.12
Net realized and unrealized gain (loss)	3.00	.55	(4.70)	3.60	.77
Total from investment operations	3.17	.74	(4.46)	3.76	.89
Distributions from net investment income	(.20)	(.11)	(.28)	(.08)	(.04)
Distributions from net realized gain	-	-	-	-	(.05)
Total distributions	(.20)	(.11)	(.28)	(.08)	(.09)
Net asset value, end of period	$13.83	$10.86	$10.23	$14.97	$11.29
Total Return C	29.50%	7.19%	(30.35)%	33.43%	8.51%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.60%	.60%	.60%	.60%	.60%
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%
Expenses net of all reductions	.60%	.60%	.60%	.60%	.60%
Net investment income (loss)	1.31%	1.62%	1.98%	1.11%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$550,651	$583,383	$468,052	$430,892	$103,173
Portfolio turnover rate F	48 % G	55% G	50% G	58% G	42% G

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity International Discovery K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$126,907,217
Gross unrealized depreciation	(7,258,618)
Net unrealized appreciation (depreciation)	$119,648,599
Tax Cost	$429,408,304

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$20,154,243
Capital loss carryforward	$(103,339,406)
Net unrealized appreciation (depreciation) on securities and other investments	$119,619,119

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(90,418,700)
Long-term	(12,920,706)
Total capital loss carryforward	$(103,339,406)

Due to large subscriptions in a prior period, approximately $69,101,114 of the Fund's realized capital losses are subject to limitation. Due to this limitation, the Fund will only be permitted to use approximately $11,985,573 of those capital losses per year to offset capital gains. Additionally, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those losses are realized and the limitation prevents the Fund from using any of those losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$11,176,994	$4,996,303

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Discovery K6 Fund	295,696,205	444,488,888

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity International Discovery K6 Fund	5,980,844	21,762,174	73,727,455

Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity International Discovery K6 Fund	3,165,883	36,396,996

Prior Year Unaffiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity International Discovery K6 Fund	8,198,739	94,487,059
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Discovery K6 Fund	463

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity International Discovery K6 Fund.	Borrower	17,067,500	5.08%	4,812

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity International Discovery K6 Fund	4,408,880	29,808,850	2,670,163

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Discovery K6 Fund	6,671	3	13,706
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $620.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Discovery K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Discovery K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $649,705 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 85.25% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2053 and $0.0214 for the dividend paid December 11, 2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Discovery K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9893917.105
IGI-K6-ANN-1224
Fidelity® Diversified International K6 Fund

Annual Report
October 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Diversified International K6 Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 96.1%
	Shares	Value ($)
Australia - 1.0%
Aristocrat Leisure Ltd.	828,795	33,350,423
CAR Group Ltd.	310,451	7,646,729
Steadfast Group Ltd.	1,847,043	6,652,049
TOTAL AUSTRALIA		47,649,201
Belgium - 0.8%
UCB SA	198,927	38,256,487
Canada - 6.5%
Alimentation Couche-Tard, Inc. (multi-vtg.)	850,234	44,339,060
Cameco Corp.	496,002	25,919,564
Canadian Natural Resources Ltd.	1,413,481	48,068,607
Constellation Software, Inc.	17,116	51,618,321
Constellation Software, Inc. warrants 3/31/40 (a)(b)	23,796	2
Franco-Nevada Corp.	242,615	32,204,621
Imperial Oil Ltd.	508,851	37,971,501
Ivanhoe Mines Ltd. (a)	2,513,814	33,238,278
Lumine Group, Inc. (a)	66,274	1,543,149
MEG Energy Corp.	649,355	11,869,203
South Bow Corp.	240,200	5,998,315
Thomson Reuters Corp.	138,798	22,719,469
TOTAL CANADA		315,490,090
China - 0.8%
Chervon Holdings Ltd.	884,317	2,328,777
NXP Semiconductors NV	151,004	35,410,438
TOTAL CHINA		37,739,215
Denmark - 3.4%
DSV A/S	216,800	47,120,470
Novo Nordisk A/S Series B	1,060,686	118,971,858
TOTAL DENMARK		166,092,328
France - 8.1%
Air Liquide SA	331,011	59,350,737
Alten SA	31,257	2,641,785
AXA SA	1,017,615	38,210,558
Capgemini SA	273,242	47,402,254
Danone SA	145,800	10,415,740
EssilorLuxottica SA	181,758	42,586,145
Legrand SA	317,477	35,833,135
LVMH Moet Hennessy Louis Vuitton SE	109,433	72,851,797
Pernod Ricard SA	866	107,623
Safran SA	208,717	47,246,371
Thales SA	230,086	37,078,396
TOTAL FRANCE		393,724,541
Germany - 8.7%
Allianz SE	234,053	73,681,140
BioNTech SE ADR (a)	109,600	12,395,760
Deutsche Borse AG	221,510	51,451,966
Fresenius SE & Co. KGaA (a)	614,000	22,387,287
Hannover Reuck SE	130,076	34,169,876
HeidelbergCement AG	86,800	9,554,970
Merck KGaA	239,476	39,594,483
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	87,131	44,557,074
Rheinmetall AG	2,368	1,218,865
SAP SE	495,194	115,620,420
Siemens AG	78,468	15,265,939
TOTAL GERMANY		419,897,780
Hong Kong - 0.8%
AIA Group Ltd.	4,975,015	39,264,404
India - 2.3%
Axis Bank Ltd.	1,256,309	17,257,657
Fairfax India Holdings Corp. (a)(c)	588,561	8,622,419
HDFC Bank Ltd.	2,494,351	51,269,297
Hindustan Aeronautics Ltd.	104,300	5,248,436
Reliance Industries Ltd.	846,111	13,378,328
Reliance Industries Ltd. (a)	846,111	13,282,656
TOTAL INDIA		109,058,793
Indonesia - 0.6%
PT Bank Central Asia Tbk	42,001,149	27,182,999
Ireland - 0.7%
Kingspan Group PLC (Ireland)	411,815	36,127,310
Italy - 2.7%
FinecoBank SpA	1,515,807	24,212,908
Interpump Group SpA	102,986	4,575,020
Prysmian SpA	232,469	16,390,914
Ryanair Holdings PLC sponsored ADR	292,790	12,958,885
UniCredit SpA	1,677,947	74,231,056
TOTAL ITALY		132,368,783
Japan - 17.2%
BayCurrent Consulting, Inc.	418,461	13,599,592
Capcom Co. Ltd.	660,789	13,075,999
Fast Retailing Co. Ltd.	108,722	34,760,762
Fuji Electric Co. Ltd.	510,401	25,993,655
FUJIFILM Holdings Corp.	1,476,395	35,120,958
Fujitsu Ltd.	1,248,065	23,995,099
Hitachi Ltd.	5,514,770	138,557,820
Hoya Corp.	462,920	61,935,940
IHI Corp.	90,500	4,818,122
Itochu Corp.	1,088,688	53,855,033
Kansai Paint Co. Ltd.	426,896	6,952,705
Keyence Corp.	88,270	39,846,286
Mitsubishi Electric Corp.	1,557,789	27,405,452
Mitsubishi Heavy Industries Ltd.	4,966,716	70,114,890
Mitsui & Co. Ltd.	742,373	15,135,241
ORIX Corp.	1,656,062	34,893,030
Renesas Electronics Corp.	1,800,776	24,127,375
Rohto Pharmaceutical Co. Ltd.	221,300	4,976,454
Shin-Etsu Chemical Co. Ltd.	1,985,642	72,761,795
Sumitomo Mitsui Financial Group, Inc.	1,447,647	30,711,168
Suzuki Motor Corp.	748,775	7,430,346
Tokio Marine Holdings, Inc.	1,717,711	61,865,363
Tokyo Electron Ltd.	184,018	27,078,811
TOTAL JAPAN		829,011,896
Luxembourg - 0.4%
CVC Capital Partners PLC (c)	1,036,864	21,756,204
Netherlands - 5.3%
ASML Holding NV (depository receipt) (d)	198,951	133,804,495
BE Semiconductor Industries NV	155,713	16,588,765
IMCD NV	170,907	27,151,292
Wolters Kluwer NV	460,826	77,545,461
TOTAL NETHERLANDS		255,090,013
Portugal - 0.2%
Galp Energia SGPS SA	448,165	7,638,991
Spain - 2.4%
Banco Santander SA (Spain)	8,721,619	42,615,339
CaixaBank SA	6,484,444	39,514,668
Industria de Diseno Textil SA (d)	563,207	32,040,466
TOTAL SPAIN		114,170,473
Sweden - 3.0%
Atlas Copco AB (A Shares)	2,113,033	34,872,265
Indutrade AB	1,787,625	48,421,433
Investor AB (B Shares)	2,093,571	59,233,565
Kry International AB (a)(b)(e)	30,819	645,995
TOTAL SWEDEN		143,173,258
Switzerland - 2.2%
Compagnie Financiere Richemont SA Series A	237,750	34,616,518
Galderma Group AG	131,189	12,276,513
Partners Group Holding AG	11,887	16,421,969
Sika AG	101,104	28,157,619
UBS Group AG	516,570	15,876,056
TOTAL SWITZERLAND		107,348,675
Taiwan - 2.5%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	630,837	120,199,682
United Kingdom - 14.2%
3i Group PLC	916,403	37,579,596
Ashtead Group PLC	257,086	19,187,193
AstraZeneca PLC (United Kingdom)	629,179	89,528,147
B&M European Value Retail SA	903,543	4,515,825
BAE Systems PLC	3,869,688	62,368,959
Big Yellow Group PLC	505,970	7,881,270
Compass Group PLC	1,842,895	59,850,640
Diageo PLC	765,318	23,634,381
Flutter Entertainment PLC (a)	85,767	20,061,436
Games Workshop Group PLC	73,700	11,365,883
InterContinental Hotel Group PLC	372,735	41,111,757
Lloyds Banking Group PLC	62,396,800	42,829,185
London Stock Exchange Group PLC	564,845	76,556,772
RELX PLC (Euronext N.V.)	1,863,688	86,400,399
Rolls-Royce Holdings PLC (a)	7,444,379	51,369,184
RS GROUP PLC	2,089,993	18,729,843
Sage Group PLC	1,700,114	21,251,303
Starling Bank Ltd. Series D (a)(b)(e)	2,406,800	9,837,931
Unilever PLC	76,500	4,666,655
TOTAL UNITED KINGDOM		688,726,359
United States of America - 12.3%
Alcon, Inc. (Switzerland)	656,871	60,533,605
CRH PLC	589,866	56,238,965
Experian PLC	529,922	25,808,540
Ferguson Enterprises, Inc.	268,433	53,027,259
Holcim AG	494,604	48,730,135
Linde PLC	132,253	60,327,206
Marsh & McLennan Companies, Inc.	202,726	44,242,922
Marvell Technology, Inc.	468,195	37,507,101
MasterCard, Inc. Class A	75,353	37,645,605
Nestle SA (Reg. S)	47,071	4,447,863
S&P Global, Inc.	65,889	31,650,440
Schneider Electric SA	222,078	57,529,030
Shell PLC (London)	2,262,907	75,552,401
TOTAL UNITED STATES OF AMERICA		593,241,072
TOTAL COMMON STOCKS (Cost $3,295,529,440)		4,643,208,554

Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
Estonia - 0.1%
Bolt Technology OU Series E (a)(b)(e)	21,668	3,977,095
United States of America - 0.3%
Wasabi Holdings, Inc.:
Series C (a)(b)(e)	743,562	10,023,216
Series D (a)(b)(e)	304,085	5,117,751
TOTAL UNITED STATES OF AMERICA		15,140,967
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $18,027,759)		19,118,062

Money Market Funds - 4.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.87% (f)	148,168,654	148,198,288
Fidelity Securities Lending Cash Central Fund 4.87% (f)(g)	61,618,900	61,625,062
TOTAL MONEY MARKET FUNDS (Cost $209,822,726)		209,823,350

TOTAL INVESTMENT IN SECURITIES - 100.8% (Cost $3,523,379,925)	4,872,149,966
NET OTHER ASSETS (LIABILITIES) - (0.8)%	(40,206,904)
NET ASSETS - 100.0%	4,831,943,062

Legend

(a)	Non-income producing
(b)	Level 3 security
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,378,623 or 0.6% of net assets.

(d)	Security or a portion of the security is on loan at period end.
(e)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $29,601,988 or 0.6% of net assets.

(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Bolt Technology OU Series E	1/03/22	5,629,271

Kry International AB	5/14/21 - 10/30/24	2,038,126

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	4,642,638

Wasabi Holdings, Inc. Series C	3/31/21	8,078,504

Wasabi Holdings, Inc. Series D	9/09/22	4,319,984

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	177,740,739	907,541,225	937,084,065	9,009,993	387	2	148,198,288	0.3%
Fidelity Securities Lending Cash Central Fund 4.87%	18,664,424	532,935,333	489,974,695	119,093	-	-	61,625,062	0.3%
Total	196,405,163	1,440,476,558	1,427,058,760	9,129,086	387	2	209,823,350

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	20,722,728	-	20,722,728	-
Consumer Discretionary	354,284,630	67,983,610	286,301,020	-
Consumer Staples	92,587,776	44,446,683	48,141,093	-
Energy	239,679,566	137,466,181	102,213,385	-
Financials	1,093,993,216	374,657,861	709,497,424	9,837,931
Health Care	498,466,225	228,030,280	270,435,945	-
Industrials	1,193,673,873	534,460,749	659,213,124	-
Information Technology	753,520,301	420,565,039	313,191,203	19,764,059
Materials	407,517,031	268,451,794	139,065,237	-
Real Estate	7,881,270	7,881,270	-	-

Money Market Funds	209,823,350	209,823,350	-	-
Total Investments in Securities:	4,872,149,966	2,293,766,817	2,548,781,159	29,601,990
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $58,473,120) - See accompanying schedule:
Unaffiliated issuers (cost $3,313,557,199)	$4,662,326,616
Fidelity Central Funds (cost $209,822,726)	209,823,350

Total Investment in Securities (cost $3,523,379,925)		$4,872,149,966
Foreign currency held at value (cost $2,012)		2,012
Receivable for investments sold		22,243,400
Receivable for fund shares sold		2,344,252
Dividends receivable		8,371,168
Reclaims receivable		8,944,538
Distributions receivable from Fidelity Central Funds		871,681
Other receivables		121,661
Total assets		4,915,048,678
Liabilities
Payable for investments purchased	$13,659,397
Payable for fund shares redeemed	2,735,874
Accrued management fee	2,466,006
Deferred taxes	2,558,083
Other payables and accrued expenses	61,195
Collateral on securities loaned	61,625,061
Total liabilities		83,105,616
Net Assets		$4,831,943,062
Net Assets consist of:
Paid in capital		$3,756,400,973
Total accumulated earnings (loss)		1,075,542,089
Net Assets		$4,831,943,062
Net Asset Value, offering price and redemption price per share ($4,831,943,062 ÷ 325,155,755 shares)		$14.86
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$92,430,255
Income from Fidelity Central Funds (including $119,093 from security lending)		9,129,086
Income before foreign taxes withheld		$101,559,341
Less foreign taxes withheld		(7,840,133)
Total income		93,719,208
Expenses
Management fee	$28,022,546
Independent trustees' fees and expenses	20,782
Miscellaneous	73,963
Total expenses before reductions	28,117,291
Expense reductions	(3,878)
Total expenses after reductions		28,113,413
Net Investment income (loss)		65,605,795
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $1,566,653)	3,901,875
Redemptions in-kind	57,811,254
Fidelity Central Funds	387
Foreign currency transactions	(497,261)
Total net realized gain (loss)		61,216,255
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $838,197)	845,464,016
Fidelity Central Funds	2
Assets and liabilities in foreign currencies	102,628
Total change in net unrealized appreciation (depreciation)		845,566,646
Net gain (loss)		906,782,901
Net increase (decrease) in net assets resulting from operations		$972,388,696
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$65,605,795	$65,516,017
Net realized gain (loss)	61,216,255	(29,780,194)
Change in net unrealized appreciation (depreciation)	845,566,646	395,410,511
Net increase (decrease) in net assets resulting from operations	972,388,696	431,146,334
Distributions to shareholders	(69,972,907)	(31,800,731)

Share transactions
Proceeds from sales of shares	1,024,639,725	1,065,259,894
Reinvestment of distributions	69,972,898	31,800,731
Cost of shares redeemed	(1,156,692,903)	(988,215,923)

Net increase (decrease) in net assets resulting from share transactions	(62,080,280)	108,844,702
Total increase (decrease) in net assets	840,335,509	508,190,305

Net Assets
Beginning of period	3,991,607,553	3,483,417,248
End of period	$4,831,943,062	$3,991,607,553

Other Information
Shares
Sold	71,524,447	84,964,159
Issued in reinvestment of distributions	5,378,392	2,652,271
Redeemed	(81,461,022)	(77,852,831)
Net increase (decrease)	(4,558,183)	9,763,599

Financial Highlights
Fidelity® Diversified International K6 Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$12.11	$10.89	$15.45	$11.96	$11.08
Income from Investment Operations
Net investment income (loss) A,B	.20	.20	.15	.10	.08
Net realized and unrealized gain (loss)	2.76	1.12	(4.56)	3.47	.98
Total from investment operations	2.96	1.32	(4.41)	3.57	1.06
Distributions from net investment income	(.21)	(.10)	(.15)	(.08)	(.15)
Distributions from net realized gain	-	-	-	-	(.03)
Total distributions	(.21)	(.10)	(.15)	(.08)	(.18)
Net asset value, end of period	$14.86	$12.11	$10.89	$15.45	$11.96
Total Return C	24.70%	12.12%	(28.81)%	30.00%	9.70%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.60%	.60%	.60%	.60%	.60%
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%	.60%
Expenses net of all reductions	.60%	.60%	.60%	.60%	.59%
Net investment income (loss)	1.40%	1.57%	1.21%	.73%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$4,831,943	$3,991,608	$3,483,417	$3,961,936	$3,102,294
Portfolio turnover rate F	37 % G	25% G	31% G	30% G	34%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity Diversified International K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable. The Fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (EU) countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized for EU reclaims is included with other reclaims in the Statement of Operations in foreign taxes withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), redemptions in-kind, capital loss carryforwards, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,375,778,844
Gross unrealized depreciation	(69,035,905)
Net unrealized appreciation (depreciation)	$1,306,742,939
Tax Cost	$3,565,407,027

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$94,043,294
Capital loss carryforward	$(322,445,081)
Net unrealized appreciation (depreciation) on securities and other investments	$1,306,501,960

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(322,445,081)
Long-term	(-)
Total capital loss carryforward	$(322,445,081)

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$69,972,907	$31,800,731

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Diversified International K6 Fund	1,699,537,562	1,664,867,453

Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Diversified International K6 Fund	11,523,901	57,811,254	155,413,531

Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Diversified International K6 Fund	6,128,438	83,046,527

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Diversified International K6 Fund	4,361,678	20,002,624	56,570,957

Prior Year Unaffiliated Exchanges In-Kind.  Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Diversified International K6 Fund	26,855,137	332,235,591
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity Diversified International K6 Fund	965

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Diversified International K6 Fund	30,858,109	86,177,286	1,770,098

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity Diversified International K6 Fund	13,026	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $3,878.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Diversified International K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Diversified International K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 13, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund designates $5,475,232 of distributions paid during the fiscal year ended 2024 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 2% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 88.95% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.2085 and $0.0202 for the dividend paid December 11,2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity Diversified International K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.  Further based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9883987.107
DIFK6-ANN-1224
Fidelity® International Capital Appreciation K6 Fund

Annual Report
October 31, 2024
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2024 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® International Capital Appreciation K6 Fund
Schedule of Investments October 31, 2024
Showing Percentage of Net Assets
Common Stocks - 98.6%
	Shares	Value ($)
Brazil - 1.5%
MercadoLibre, Inc. (a)	11,635	23,702,589
Canada - 6.2%
Brookfield Asset Management Ltd. Class A (b)	530,063	28,114,542
Canadian Pacific Kansas City Ltd.	320,570	24,729,719
Constellation Software, Inc.	9,036	27,250,710
Constellation Software, Inc. warrants 3/31/40 (a)(c)	9,222	1
Thomson Reuters Corp.	127,221	20,824,461
TOTAL CANADA		100,919,433
China - 5.3%
Meituan Class B (a)(d)	1,108,100	26,184,816
Tencent Holdings Ltd.	764,300	39,852,231
Trip.com Group Ltd. ADR (a)	305,030	19,643,932
TOTAL CHINA		85,680,979
Denmark - 4.3%
DSV A/S	104,021	22,608,480
Novo Nordisk A/S Series B	416,179	46,680,723
TOTAL DENMARK		69,289,203
France - 8.8%
Air Liquide SA	145,804	26,142,862
Compagnie de St.-Gobain	267,179	24,229,114
Hermes International SCA	12,337	27,832,192
LVMH Moet Hennessy Louis Vuitton SE	53,613	35,691,276
Safran SA	123,721	28,006,191
TOTAL FRANCE		141,901,635
Germany - 3.9%
HeidelbergCement AG	213,654	23,519,096
SAP SE	170,472	39,802,672
TOTAL GERMANY		63,321,768
India - 7.8%
Axis Bank Ltd.	1,654,293	22,724,682
Bharti Airtel Ltd.	1,349,470	25,828,824
HDFC Bank Ltd.	1,323,719	27,207,936
ICICI Bank Ltd.	1,816,651	27,865,872
Larsen & Toubro Ltd.	534,989	22,980,758
TOTAL INDIA		126,608,072
Indonesia - 1.5%
PT Bank Central Asia Tbk	37,928,793	24,547,384
Ireland - 1.3%
Kingspan Group PLC (Ireland)	239,805	21,037,382
Italy - 2.8%
Ferrari NV (Italy)	50,851	24,326,734
Prysmian SpA	302,897	21,356,648
TOTAL ITALY		45,683,382
Japan - 12.6%
Disco Corp.	97,080	27,622,638
Hitachi Ltd.	1,214,231	30,507,384
Hoya Corp.	197,433	26,415,360
Keyence Corp.	62,414	28,174,534
Recruit Holdings Co. Ltd.	424,356	25,912,251
Shin-Etsu Chemical Co. Ltd.	696,664	25,528,531
Tokio Marine Holdings, Inc.	778,857	28,051,442
Tokyo Electron Ltd.	76,376	11,238,962
TOTAL JAPAN		203,451,102
Netherlands - 5.1%
ASM International NV (Netherlands)	42,830	23,862,544
ASML Holding NV (Netherlands)	54,427	36,776,884
Wolters Kluwer NV	133,533	22,470,256
TOTAL NETHERLANDS		83,109,684
Sweden - 1.4%
Atlas Copco AB (A Shares)	1,397,187	23,058,360
Switzerland - 1.8%
ABB Ltd. (Reg.)	522,952	29,061,038
Taiwan - 4.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	2,313,610	72,789,895
United Kingdom - 11.0%
3i Group PLC	590,530	24,216,288
Ashtead Group PLC	337,330	25,176,073
BAE Systems PLC	1,480,121	23,855,568
InterContinental Hotel Group PLC	254,164	28,033,667
London Stock Exchange Group PLC	186,687	25,302,789
RELX PLC (London Stock Exchange)	573,369	26,294,533
Rolls-Royce Holdings PLC (a)	3,801,041	26,228,699
TOTAL UNITED KINGDOM		179,107,617
United States of America - 18.8%
Arthur J. Gallagher & Co.	77,647	21,834,336
Broadcom, Inc.	144,412	24,516,825
CRH PLC	217,595	20,745,928
Experian PLC	507,554	24,719,162
Holcim AG	255,062	25,129,610
Linde PLC	45,847	20,913,109
Marsh & McLennan Companies, Inc.	98,942	21,593,102
MasterCard, Inc. Class A	49,212	24,585,823
Moody's Corp.	44,568	20,235,655
S&P Global, Inc.	45,928	22,061,974
Schneider Electric SA	128,134	33,192,953
Visa, Inc. Class A	87,387	25,329,122
Waste Connections, Inc. (Canada)	114,416	20,225,669
TOTAL UNITED STATES OF AMERICA		305,083,268
TOTAL COMMON STOCKS (Cost $1,191,208,833)		1,598,352,791

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 4.87% (e)(f) (Cost $28,492,200)	28,489,351	28,492,200

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $1,219,701,033)	1,626,844,991
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(6,211,558)
NET ASSETS - 100.0%	1,620,633,433

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,184,816 or 1.6% of net assets.

(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(f)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.87%	17,211,551	895,323,429	912,536,691	1,465,643	1,711	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 4.87%	505,800	262,918,955	234,932,555	11,852	-	-	28,492,200	0.1%
Total	17,717,351	1,158,242,384	1,147,469,246	1,477,495	1,711	-	28,492,200

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of October 31, 2024, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	65,681,055	-	65,681,055	-
Consumer Discretionary	185,415,206	95,505,447	89,909,759	-
Financials	343,670,947	163,754,554	179,916,393	-
Health Care	73,096,083	-	73,096,083	-
Industrials	496,474,699	203,147,850	293,326,849	-
Information Technology	292,035,665	112,406,963	179,628,701	1
Materials	141,979,136	90,307,743	51,671,393	-

Money Market Funds	28,492,200	28,492,200	-	-
Total Investments in Securities:	1,626,844,991	693,614,757	933,230,233	1
Financial Statements
Statement of Assets and Liabilities
As of October 31, 2024
Assets
Investment in securities, at value (including securities loaned of $27,476,842) - See accompanying schedule:
Unaffiliated issuers (cost $1,191,208,833)	$1,598,352,791
Fidelity Central Funds (cost $28,492,200)	28,492,200

Total Investment in Securities (cost $1,219,701,033)		$1,626,844,991
Foreign currency held at value (cost $169,873)		169,680
Receivable for investments sold		14,808,408
Receivable for fund shares sold		20,619,295
Dividends receivable		1,654,098
Reclaims receivable		1,897,184
Distributions receivable from Fidelity Central Funds		77,311
Other receivables		1,037
Total assets		1,666,072,004
Liabilities
Payable to custodian bank	$1,094,802
Payable for investments purchased	9,118,626
Payable for fund shares redeemed	690,558
Accrued management fee	887,269
Deferred taxes	5,126,988
Other payables and accrued expenses	28,128
Collateral on securities loaned	28,492,200
Total liabilities		45,438,571
Net Assets		$1,620,633,433
Net Assets consist of:
Paid in capital		$1,183,920,801
Total accumulated earnings (loss)		436,712,632
Net Assets		$1,620,633,433
Net Asset Value, offering price and redemption price per share ($1,620,633,433 ÷ 96,303,095 shares)		$16.83
Statement of Operations
Year ended October 31, 2024
Investment Income
Dividends		$21,759,003
Income from Fidelity Central Funds (including $11,852 from security lending)		1,477,495
Income before foreign taxes withheld		$23,236,498
Less foreign taxes withheld		(1,939,108)
Total income		21,297,390
Expenses
Management fee	$10,484,013
Independent trustees' fees and expenses	6,852
Interest	69,702
Miscellaneous	33,185
Total expenses before reductions	10,593,752
Expense reductions	(321)
Total expenses after reductions		10,593,431
Net Investment income (loss)		10,703,959
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $2,153,782)	89,795,002
Fidelity Central Funds	1,711
Foreign currency transactions	69,168
Total net realized gain (loss)		89,865,881
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,501,690)	261,162,438
Assets and liabilities in foreign currencies	(8,754)
Total change in net unrealized appreciation (depreciation)		261,153,684
Net gain (loss)		351,019,565
Net increase (decrease) in net assets resulting from operations		$361,723,524
Statement of Changes in Net Assets

	Year ended October 31, 2024	Year ended October 31, 2023
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,703,959	$5,810,863
Net realized gain (loss)	89,865,881	7,929,064
Change in net unrealized appreciation (depreciation)	261,153,684	104,172,802
Net increase (decrease) in net assets resulting from operations	361,723,524	117,912,729
Distributions to shareholders	(5,644,723)	(3,323,601)

Share transactions
Proceeds from sales of shares	853,341,623	427,602,334
Reinvestment of distributions	5,644,723	3,323,601
Cost of shares redeemed	(686,774,012)	(216,290,497)

Net increase (decrease) in net assets resulting from share transactions	172,212,334	214,635,438
Total increase (decrease) in net assets	528,291,135	329,224,566

Net Assets
Beginning of period	1,092,342,298	763,117,732
End of period	$1,620,633,433	$1,092,342,298

Other Information
Shares
Sold	53,488,845	31,934,138
Issued in reinvestment of distributions	386,361	258,445
Redeemed	(41,290,018)	(16,055,471)
Net increase (decrease)	12,585,188	16,137,112

Financial Highlights
Fidelity® International Capital Appreciation K6 Fund

Years ended October 31,	2024	2023	2022	2021	2020
Selected Per-Share Data
Net asset value, beginning of period	$13.05	$11.29	$17.82	$13.99	$12.40
Income from Investment Operations
Net investment income (loss) A,B	.11	.08	.06	.05	.08
Net realized and unrealized gain (loss)	3.74	1.73	(5.14)	3.85	1.62
Total from investment operations	3.85	1.81	(5.08)	3.90	1.70
Distributions from net investment income	(.07)	(.05)	(.04)	(.07)	(.11)
Distributions from net realized gain	-	-	(1.41)	-	-
Total distributions	(.07)	(.05)	(1.45)	(.07)	(.11)
Net asset value, end of period	$16.83	$13.05	$11.29	$17.82	$13.99
Total Return C	29.54%	16.02%	(30.83)%	27.93%	13.82%
Ratios to Average Net Assets B,D,E
Expenses before reductions	.66%	.65%	.65%	.65%	.65%
Expenses net of fee waivers, if any	.66%	.65%	.65%	.65%	.65%
Expenses net of all reductions	.66%	.65%	.65%	.65%	.61%
Net investment income (loss)	.66%	.59%	.44%	.29%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$1,620,633	$1,092,342	$763,118	$923,233	$760,960
Portfolio turnover rate F	84%	78%	119% G	149%	138%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).
GPortfolio turnover rate excludes securities received or delivered in-kind.
Notes to Financial Statements

For the period ended October 31, 2024

1. Organization.
Fidelity International Capital Appreciation K6 Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense RatioA
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of October 31, 2024 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2024, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Deferred taxes on the Statement of Assets and Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment (PFIC), certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$409,796,444
Gross unrealized depreciation	(12,591,339)
Net unrealized appreciation (depreciation)	$397,205,105
Tax Cost	$1,229,639,886

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,784,219
Undistributed long-term capital gain	$28,889,944
Net unrealized appreciation (depreciation) on securities and other investments	$397,165,459

The tax character of distributions paid was as follows:

	October 31, 2024	October 31, 2023
Ordinary Income	$5,644,723	$3,323,601
Long-term Capital Gains	-	-
Total	$5,644,723	$3,323,601

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

New Accounting Pronouncement. In November 2023, the FASB issued Accounting Standards Update (ASU) 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. Effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, the amendments enhance required disclosures of segment information for public entities on an annual and interim basis. The ASU allows for early adoption with updates applied retrospectively. Management is currently evaluating the impact of the ASU but does not expect this guidance to materially impact the financial statements.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Capital Appreciation K6 Fund	1,483,909,347	1,313,231,133
5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .65% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount ($)
Fidelity International Capital Appreciation K6 Fund	985

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate	Interest Expense ($)
Fidelity International Capital Appreciation K6 Fund	Borrower	21,200,364	5.38%	69,702

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss)($)
Fidelity International Capital Appreciation K6 Fund	105,772,287	56,898,392	4,565,304

Sub-Advisory Arrangements. Effective March 1, 2024, the Fund's sub-advisory agreements with FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited were amended to provide that the investment adviser pays each sub-adviser monthly fees equal to 110% of the sub-adviser's costs for providing sub-advisory services.
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)
Fidelity International Capital Appreciation K6 Fund	1,307	-	-
8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $321.
9. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.
10. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Investment Trust and the Shareholders of Fidelity International Capital Appreciation K6 Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity International Capital Appreciation K6 Fund (the "Fund"), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2024, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
December 16, 2024
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2024, $28,889,944, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 12% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $.0714 and $.0152 for the dividend paid December 4, 2023.

The fund will notify shareholders in January 2025 of amounts for use in preparing 2024 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
A special meeting of shareholders was held on July 16, 2024. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

Proposal 1
To elect a Board of Trustees.
	# of Votes	% of Votes
Bettina Doulton
Affirmative	128,529,177,643.56	98.18
Withheld	2,378,037,364.30	1.82
TOTAL	130,907,215,007.85	100.00
Robert A. Lawrence
Affirmative	128,253,389,899.05	97.97
Withheld	2,653,825,108.81	2.03
TOTAL	130,907,215,007.85	100.00
Vijay C. Advani
Affirmative	128,531,418,228.19	98.19
Withheld	2,375,796,779.66	1.81
TOTAL	130,907,215,007.85	100.00
Thomas P. Bostick
Affirmative	128,495,261,591.41	98.16
Withheld	2,411,953,416.44	1.84
TOTAL	130,907,215,007.85	100.00
Donald F. Donahue
Affirmative	128,407,878,996.00	98.09
Withheld	2,499,336,011.85	1.91
TOTAL	130,907,215,007.85	100.00
Vicki L. Fuller
Affirmative	128,625,540,095.19	98.26
Withheld	2,281,674,912.66	1.74
TOTAL	130,907,215,007.85	100.00
Patricia L. Kampling
Affirmative	128,668,729,281.34	98.29
Withheld	2,238,485,726.51	1.71
TOTAL	130,907,215,007.85	100.00
Thomas A. Kennedy
Affirmative	128,499,824,239.79	98.16
Withheld	2,407,390,768.06	1.84
TOTAL	130,907,215,007.85	100.00
Oscar Munoz
Affirmative	128,386,109,391.05	98.07
Withheld	2,521,105,616.80	1.93
TOTAL	130,907,215,007.85	100.00
Karen B. Peetz
Affirmative	128,603,731,113.82	98.24
Withheld	2,303,483,894.03	1.76
TOTAL	130,907,215,007.85	100.00
David M. Thomas
Affirmative	128,384,899,342.98	98.07
Withheld	2,522,315,664.88	1.93
TOTAL	130,907,215,007.85	100.00
Susan Tomasky
Affirmative	128,556,148,461.60	98.20
Withheld	2,351,066,546.25	1.80
TOTAL	130,907,215,007.85	100.00
Michael E. Wiley
Affirmative	128,264,934,978.34	97.98
Withheld	2,642,280,029.51	2.02
TOTAL	130,907,215,007.85	100.00

Proposal 1 reflects trust-wide proposal and voting results.

Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment companies.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)

Board Approval of Investment Advisory Contracts and Management Fees
Fidelity International Capital Appreciation K6 Fund
Each year, the Board of Trustees, including the Independent Trustees (together, the Board), considers the renewal of the fund's management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.
The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board, acting directly and through its Committees (each of which is composed of and chaired by Independent Trustees), requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.
At its May 2024 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by FMR and its affiliates (Fidelity) from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders. The Board also considered the broad range of investment choices available to shareholders from FMR's competitors and that the fund's shareholders have chosen to invest in the fund, which is part of the Fidelity family of funds. The Board's decision to renew the Advisory Contracts was not based on any single factor.
The Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable in light of all of the surrounding circumstances.
Nature, Extent, and Quality of Services Provided. The Board considered staffing as it relates to the fund, including the backgrounds and experience of investment personnel of the Investment Advisers, and also considered the Investment Advisers' implementation of the fund's investment program. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.
Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to expansion of Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties, and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.
Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Fidelity's supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted by Fidelity to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services. The Board also considered the fund's securities lending activities and any payments made to Fidelity relating to securities lending under a separate agreement.
The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials, and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.
Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds and/or the Fidelity funds in general.
Investment Performance. The Board took into account discussions that occur with representatives of the Investment Advisers, and reports that it receives, at Board meetings throughout the year, relating to fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considered annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also considered information about performance attribution. In its ongoing evaluation of fund investment performance, the Board gives particular attention to information indicating changes in performance of the funds over different time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.
In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.
Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.
Competitiveness of Management Fee and Total Expense Ratio. The Board was provided with information regarding industry trends in management fees and expenses. In its review of the fund's management fee and total expense ratio, the Board considered the fund's unitary fee rate as well as other fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund.
Comparisons of Management Fees and Total Expense Ratios. Among other things, the Board reviewed data for selected groups of competitive funds and classes (referred to as "mapped groups") that were compiled by Fidelity based on combining similar investment objective categories (as classified by Morningstar) that have comparable investment mandates. The data reviewed by the Board included (i) gross management fee comparisons (before taking into account expense reimbursements or caps) relative to the total universe of funds within the mapped group; (ii) gross management fee comparisons relative to a subset of non-Fidelity funds in the mapped group that are similar in size and management fee structure to the fund (referred to as the "asset size peer group"); (iii) total expense comparisons of the fund relative to funds and classes in the mapped group that have a similar sales load structure to the fund (referred to as the "similar sales load structure group"); and (iv) total expense comparisons of the fund relative to funds and classes in the similar sales load structure group that are similar in size and management fee structure to the fund (referred to as the "total expense asset size peer group"). The total expense asset size peer group comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in fee structures.
The information provided to the Board indicated that the fund's management fee rate ranked below the competitive median of the mapped group for the 12-month period ended September 30, 2023 and below the competitive median of the asset size peer group for the 12-month period ended September 30, 2023. Further, the information provided to the Board indicated that the total expense ratio of the fund ranked below the competitive median of the similar sales load structure group for the 12-month period ended September 30, 2023 and below the competitive median of the total expense asset size peer group for the 12-month period ended September 30, 2023.
Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.
Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered. Further, based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.
Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.
On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.
A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.
The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.
The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.
Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.
The Board concluded, taking into account the analysis of the committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.
Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including but not limited to: (i) fund flow and performance trends, in particular the underperformance of certain funds and strategies, and Fidelity's long-term strategies for certain funds; (ii) the operation of performance fees and the rationale for implementing performance fees on certain categories of funds but not others; (iii) Fidelity's pricing philosophy compared to competitors; (iv) fund profitability methodology and data; (v) evaluation of competitive fund data and peer group classifications and fee and expense comparisons; (vi) the management fee and expense structures for different funds and classes and information about the differences between various fee and expense structures; (vii) the variable management fee implemented for certain funds effective March 1, 2024; and (viii) information regarding other accounts managed by Fidelity and the funds' sub-advisory arrangements.
Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board, including the Independent Trustees, concluded that the advisory and sub-advisory fee arrangements are fair and reasonable in light of all of the surrounding circumstances and that the fund's Advisory Contracts should be renewed through May 31, 2025.

1.9883991.107
IVFK6-ANN-1224

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	December 20, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer (Principal Executive Officer)

Date:	December 20, 2024

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	December 20, 2024